UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
DBV Technologies S.A.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Dear Fellow DBV Shareholders,

Each year, I begin my letter to you with the reminder that DBV was founded upon the belief that children living with food allergies, their families, and the clinicians who treat them need, and deserve, treatment options. That belief remains the core tenet of DBV today – it guides our corporate strategy as the Company progresses to commercialization with disciplined execution.

***

In recapping what has been a defining year for DBV, I must begin with the positive topline results from our Phase 3 VITESSE trial evaluating the VIASKIN® Peanut Patch in children aged 4 to 7 years. This result represents a milestone that the Company has worked towards over several years with passion. The VITESSE trial was designed with rigor and powered appropriately to support a successful outcome, reflecting the discipline of our development strategy and the careful execution of all those involved. The achievement of this milestone has provided the foundation required to advance the VIASKIN® Peanut Patch toward potential commercialization. We are on track to submit the Biologics License Application in the United States in the first half of this year.

In parallel, the Company made significant progress in the toddler population with the advancement of the COMFORT Toddlers supplemental safety trial of the VIASKIN® Peanut Patch in children aged 1 to 3 years. Through extensive and constructive dialogue with the U.S. Food and Drug Administration, the Company secured alignment on a path forward for this program and was able to have the first patient screened less than 4 months later. Notably, the eagerness of investigators and clinical sites to participate has been encouraging, and the interest we’ve seen from caregivers reinforces the unmet need for proactive treatment options in this patient population. The execution of the study, including the efficient management of rolling site activations, further demonstrates the Company’s operational capabilities and the discipline of its teams in advancing complex clinical programs.

Specifically, I’d like to highlight THRIVE. This first-of-its-kind study in infants aged 6 through 12 months, is designed to evaluate the VIASKIN® Peanut Patch to achieve adlib consumption or the ability to eat peanut freely. This first-of-its-kind study is an example of the Company’s continued commitment to the food allergy community and its pursuit to provide treatment options that have the potential to meaningfully change the trajectory and reduce the life-long burden of food allergy.

***

This commitment to advancing care is not only the right thing to do, it is increasingly aligned with the broader public health and regulatory environment. In February 2026, the U.S. Food and Drug Administration convened an expert panel on food allergies, bringing together scientific, clinical, and patient advocacy voices for a robust academic discussion on the current and future state of the field. The outcome highlighted the need for continued innovation and a greater emphasis on earlier intervention. It’s encouraging to hear these conversations further validate VIASKIN as a platform technology and the VIASKIN® Peanut Patch’s potential as a blockbuster product, once approved.

At the same time, the Company has continued to benefit from close and constructive engagement with the leading scientific, medical, and patient advocacy communities dedicated to advancing the understanding and management of food allergy. Through longstanding relationships with professional societies and advocacy organizations, DBV Technologies has remained an active participant in the ever-evolving dialogue shaping clinical practice and patient experience. The team has started to feature the robust results from VITESSE at recent medical conferences. Physicians and patient advocacy groups have received these results well and remain enthusiastic about the potential for our science to transform into an approved treatment option for patients.

***

DBV is still a clinical-stage biopharmaceutical company and as such may need additional funding to support its growth. Execution of the Company’s financing strategy is an important highlight of the past year. Through disciplined planning, strong investor engagement, and the ability of the leadership team to operate effectively under pressure, the Company raised $386.2 million in capital between March 2025 and January 2026. As disclosed in the Company’s Q1 2026 press release, this has provided the necessary funding to support its operations into the second quarter of 2027, including the potential US launch of the VIASKIN® Peanut Patch. The alignment between the Company and its investors, both new and old, on the near-term path to potential commercialization and the broader vision for the VIASKIN platform cannot be understated.

***

Looking ahead, DBV Technologies is poised to become a commercial company: it enters this period of growth and change supported by a strengthened financial position, expanded organizational capabilities, and a clear focus on disciplined execution. With conviction, DBV remains a champion of clinical science and to addressing the urgent unmet medical need that exists for food allergic patients and their families. The work we do matters and has impact. DBV is committed to bringing the VIASKIN® Peanut Patch to potential approval in the United States. As I have stated before, I state again: our confidence in the significant therapeutic and commercial potential of the VIASKIN® Peanut Patch, and in the broader VIASKIN technology platform, is unwavering.

Sincerely,

/s/ Michel de Rosen
Michel de Rosen

May 11, 2026

DBV Technologies S.A.

107 avenue de la République

92320 Châtillon France

NOTICE OF ANNUAL COMBINED GENERAL MEETING OF SHAREHOLDERS

To Be Held at 10:00 AM Paris Time on June 3, 2026

To the Shareholders of DBV Technologies S.A.:

The 2026 Annual Combined General Meeting of Shareholders of DBV Technologies S.A. (the “Company”), a French société anonyme, will be held on June 3, 2026, at 10:00 AM Paris time at the Company’s headquarters located at 107 avenue de la République 92320 Châtillon, France (the “2026 Annual General Meeting” or, more generally, the “Annual General Meeting”, the “General Meeting” or the “Meeting”).

On June 3, 2026, starting at 10:00 AM Paris time, the 2026 Annual General Meeting will be webcast with live audio on our website https://www.dbv-technologies.com. The recorded webcast of the 2026 Annual General Meeting will remain accessible on the Company’s website for at least the minimum legal and regulatory period from its publication online, following the date of the 2026 Annual General Meeting.

Within the authority of the ordinary shareholders’ meeting:

1.	Approval of the annual financial statements for the year ended December 31, 2025

2.	Approval of the consolidated financial statements for the year ended December 31, 2025

3.	Allocation of income for the year ended December 31, 2025

4.	Allocation of the accumulated deficit to the “Additional paid-in capital”

5.	Statutory auditors’ special report on regulated agreements

6.	Renewal of the term of office of KPMG, as statutory auditor

7.	Ratification of the provisional appointment of Ms. Philina Lee, as director

8.	Renewal of Mr. Michael J. Goller, as director

9.	Renewal of Mr. Daniel Tassé, as director

10.	Renewal of Ms. Maïlys Ferrère, as director

11.	Approval of the information set out in section I of Article L.22-10-9 of the French Commercial Code on the compensation of corporate officers for the year ended December 31, 2025

12.

Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2025, to Mr. Michel de Rosen, Chairman of the Board of Directors

13.

Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2025, to Mr. Daniel Tassé, Chief Executive Officer

14.	Advisory opinion on the compensation of named executive officers other than the Chief Executive Officer

15.	Increase of the total remuneration (annual budget) allocated to Directors

16.	Approval of the compensation policy for the Chairman of the Board of Directors for the year ending December 31, 2026

17.	Approval of the compensation policy for the Directors for the year ending December 31, 2026

18.	Approval of the compensation policy for the Chief Executive Officer and Deputy Chief Executive Officer for the year ending December 31, 2026

19.	Authorization to be granted to the Board of Directors to buy back company shares on the Company’s behalf pursuant to Article L.22-10-62 of the French Commercial Code

Within the authority of the extraordinary shareholders’ meeting:

20.	Delegation to be granted to the Board of Directors to reduce the share capital by cancellation of shares pursuant to Article L.22-10-62 of the French Commercial Code

21.

Delegation of authority to be granted to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities and/or securities giving access to ordinary shares with preferential subscription rights

22.

Delegation of authority to be granted to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities, and/or securities giving access to equity securities to be issued, without preferential subscription rights by means of a public offer excluding the offers set out in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code, and/or as consideration for securities in the context of a public exchange offer

23.

Delegation of authority to be granted to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities, and/or securities giving access to equity securities to be issued, without preferential subscription rights by means of a public offer referred to in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code

24.

Delegation of powers to be granted to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities and/or securities giving access to ordinary shares, without preferential subscription rights in favor of one or more persons specifically designated by the Board of Directors

25.

Delegation of authority to be granted to the Board of Directors to issue ordinary shares, giving, as the case may be, access to ordinary shares or the allocation of debt securities (of the Company or a group company) and/or securities giving access to ordinary shares (of the Company or a group company), without preferential subscription rights in favor of a category of persons satisfying determined characteristics

26.

Delegation of authority to be granted to the Board of Directors to decide on the issue of ordinary shares to be issued immediately or in the future by the Company, without preferential subscription rights in favor of a category of persons satisfying determined characteristics within the framework of an equity financing agreement on the United States stock market known as “At-The-Market” or “ATM Program”

27.

Delegation of authority to be granted to the Board of Directors to increase the number of securities to be issued in the event of a capital increase with or without preferential subscription rights, in the event of excess demand

28.

Delegation to be granted to the Board of Directors to increase the share capital by issuance of ordinary shares and/or securities giving access to the share capital within the limits set by the applicable legal and regulatory provisions on the date of the capital increase in consideration for contributions in kind of securities or securities giving access to the share capital

29.	Delegation of authority to be granted to the Board of Directors to decide on any merger-absorption, spin-off or partial contribution of assets

30.

Delegation of authority to be granted to the Board of Directors to issue ordinary shares giving, as the case may be, access to ordinary shares or to the allocation of debt securities (of the Company or of a group company), and/or securities giving access to ordinary shares (of the Company or of a group company), in the context of a merger, spin-off or partial contribution of assets decided by the Board of Directors pursuant to the delegation referred to in the twenty-ninth resolution

31.	Overall limit on the maximum authorized amounts set under the resolutions twenty-second, twenty-third, twenty-fourth, twenty-fifth, twenty-sixth, twenty-eighth and thirtieth

32.	Delegation of authority to be granted to the Board of Directors to increase the capital by means of the incorporation of reserves, profits and/or premiums

33.

Delegation of authority to be granted to the Board of Directors to increase the capital by the issue of ordinary shares and/or securities giving access to the share capital, without preferential subscription rights in favor of the members of a company savings plan pursuant to Articles L.3332-18 and seq. of the French Labor Code

34.

Delegation of authority to be granted to the Board of Directors to issue warrants (BSA), subscription and/or acquisition of new and/or existing warrants (BSAANE) and/or subscription and/or acquisition of new and/or existing redeemable warrants (BSAAR) without preferential subscription rights in favor of a category of persons

35.

Authorization to be granted to the Board of Directors to allocate for free existing and/or to be issued shares to employees and/or certain corporate officers of the Company or related companies or economic interest groups

36.	Authorization to be granted to the Board of Directors to grant stock options to employees and/or certain officers of the Company or related companies or economic interest groups

37.	Overall limit on the maximum authorized amounts set under the resolutions thirty-fifth and thirty-sixth

38.	Ratification of the amendment to Article 18 and Article 21 of the Company’s bylaws

39.	Amendment to Article 15 of the Company’s bylaws to set the age limit for the Chief Executive Officer at 70 years

Within the authority of the Ordinary Shareholders’ Meeting:

40. Powers to complete formalities

These items of business are more fully described in the proxy statement accompanying this Notice.

These proxy materials will be mailed by Citibank, N.A. (the “Depositary”) commencing on May 12, 2026, to all holders of the Company’s American Depositary Shares (“ADSs”), each representing five ordinary shares of the Company, having a nominal value of €0.10 per share (the “Ordinary Shares” or “Shares”). Our registrar, Société Générale Securities Services, will commence mailing proxy materials to all holders of the Company’s Ordinary Shares on May 13, 2026.

In accordance with Article R. 22-10-28 of the French Commercial Code, if you are a holder of Ordinary Shares that are registered in your name or in the name of an intermediary duly registered on your behalf as of May 27, 2026 at zero hour Paris time, which is the fifth business day prior to the meeting (the “Ordinary Share Record Date”), either in the registered share accounts or in the bearer share accounts held by their authorized intermediary, you will be eligible to vote your Ordinary Shares. You may (i) vote in person at the Annual General Meeting, (ii) grant your voting proxy directly to the Chairman of the Board of Directors, (iii) grant your voting proxy to another shareholder or to any other specifically designated person, (iv) vote by submitting your proxy card by mail or (v) vote by electronic mail via the secured platform Votaccess. Any shareholder who has already requested an admission card, sent a proxy, or cast a postal vote may no longer choose another means of participating in the Annual General Meeting.

If you hold ADSs, you may instruct the Depositary, either directly or through your broker, bank or other nominee, how to vote the Ordinary Shares underlying your ADSs. Please note that only holders of Ordinary Shares, and not ADS holders, are entitled to vote directly at the Annual General Meeting. The Depositary has fixed a record date for the determination of holders of ADSs who shall be entitled to give such voting instructions. We have been informed by the Depositary that it has set the ADS record date for the 2026 Annual General Meeting as April 23, 2026 (the “ADS Record Date”). If you wish to have your votes cast at the meeting, you must obtain, complete and timely return, at or prior to 10:00 AM (New York City time) on May 27, 2026, a voting instruction form from the Depositary, if you are a registered holder of ADSs, or from your broker, bank or other nominee in accordance with any instructions provided therefrom.

We appreciate your continued support of DBV Technologies S.A. and look forward to receiving your vote.

By order of the Board of Directors,

/s/ Daniel Tassé
Daniel Tassé
Chief Executive Officer

YOUR VOTE IS IMPORTANT. Please read the proxy statement and the accompanying materials. Whether or not you expect to attend the meeting, no matter how many Ordinary Shares or ADSs you own, please submit your proxy card or voting instruction form, as applicable, in accordance with the procedures described above.

Important Notice Regarding the Availability of Proxy Materials for the

2026 Annual General Meeting to be held on June 3, 2026:

The proxy statement and annual report are available on the Investors section of our website

https://www.dbv-technologies.com/investor-overview/sec-filings/

Our Depositary, Citibank, N.A., will commence mailing the proxy materials to all ADS holders on May 12, 2026. Our registrar, Société Générale Securities Services, will commence mailing the proxy materials to all holders of our Ordinary Shares on May 13, 2026.

Along with this proxy statement, we are also providing our 2025 annual report on Form 10-K (the “Annual Report”), which includes our financial statements prepared in accordance with U.S. GAAP for the fiscal year ended December 31, 2025.

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IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	8

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	20

REPORT OF AUDIT COMMITTEE	37

INFORMATION ABOUT OUR EXECUTIVE OFFICERS	38

EXECUTIVE COMPENSATION	40

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	51

DELINQUENT SECTION 16(a) REPORTS	54

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	55

AUDIT FEES AND SERVICES	61

PROPOSALS NOS. 1 TO 4: APPROVAL OF THE ANNUAL FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2025, APPROVAL OF THE CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2025, ALLOCATION OF INCOME FOR THE YEAR ENDED DECEMBER 31, 2025 AND ALLOCATION OF ACCUMULATED DEFICIT TO THE ADDITIONAL PAID-IN CAPITAL	63

PROPOSALS NO. 5: STATUTORY AUDITORS’ SPECIAL REPORT ON REGULATED AGREEMENTS	64

PROPOSALS NO. 6: RENEWAL OF THE TERM OF OFFICE OF KPMG, AS STATUTORY AUDITOR	65

PROPOSALS NOS. 7 TO 10: RATIFICATION OF THE PROVISIONAL APPOINTMENT OF MS. PHILINA LEE, AS DIRECTOR; RENEWAL OF MR. MICHAEL J. GOLLER, RENEWAL OF MR. DANIEL TASSÉ, RENEWAL OF MS. MAÏLYS FERRÈRE, AS DIRECTORS	66

PROPOSAL NO. 11: APPROVAL OF THE INFORMATION SET OUT IN SECTION I OF ARTICLE L.22.10-9 OF THE FRENCH COMMERCIAL CODE ON THE COMPENSATION OF CORPORATE OFFICERS FOR THE YEAR 2025	68

PROPOSAL NO. 12: APPROVAL OF THE FIXED, VARIABLE AND NON-RECURRING COMPONENTS OF OVERALL COMPENSATION AND BENEFITS OF ALL TYPES PAID OR ASSIGNED DURING THE YEAR ENDED TO MICHEL DE ROSEN, CHAIRMAN OF THE BOARD OF DIRECTORS	69

PROPOSAL NO. 13: APPROVAL OF THE FIXED, VARIABLE AND NON-RECURRING COMPONENTS OF OVERALL COMPENSATION AND BENEFITS OF ALL TYPES PAID OR ASSIGNED DURING THE YEAR ENDED TO DANIEL TASSÉ, CHIEF EXECUTIVE OFFICER	70

PROPOSAL NO. 14: ADVISORY OPINION ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS OTHER THAN THE CHIEF EXECUTIVE OFFICER	71

PROPOSAL NO. 15: INCREASE OF THE TOTAL REMUNERATION (ANNUAL BUDGET) ALLOCATED TO DIRECTORS	72

PROPOSALS NOS. 16 TO 18: APPROVAL OF THE COMPENSATION POLICY FOR THE CHAIRMAN OF THE BOARD OF DIRECTORS FOR THE FINANCIAL YEAR ENDING DECEMBER 31, 2026, APPROVAL OF THE COMPENSATION POLICY FOR THE DIRECTORS FOR THE FINANCIAL YEAR ENDING DECEMBER 31, 2026 AND APPROVAL OF THE COMPENSATION POLICY FOR THE CHIEF EXECUTIVE OFFICER FOR THE FINANCIAL YEAR ENDING DECEMBER 31, 2026	73

i

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PROPOSAL NO. 19: AUTHORIZATION TO BE GRANTED TO THE BOARD OF DIRECTORS TO BUY BACK COMPANY SHARES ON THE COMPANY’S BEHALF PURSUANT TO ARTICLE L.22-10-62 OF THE FRENCH COMMERCIAL CODE	74

PROPOSAL NO. 20: DELEGATION TO BE GRANTED TO THE BOARD OF DIRECTORS FOR THE COMPANY TO CANCEL THE SHARES BOUGHT BACK PURSUANT TO ARTICLE L.22-10-62 OF THE FRENCH COMMERCIAL CODE	76

PROPOSAL NO. 21: DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES AND/OR EQUITY SECURITIES GIVING ACCESS TO OTHER EQUITY SECURITIES OR TO THE ALLOCATION OF DEBT SECURITIES AND/OR SECURITIES GIVING ACCESS TO ORDINARY SHARES WITH PRE-EMPTIVE RIGHTS	79

PROPOSAL NO. 22: DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES AND/OR EQUITY SECURITIES GIVING ACCESS TO OTHER EQUITY SECURITIES OR TO THE ALLOCATION OF DEBT SECURITIES, AND/OR SECURITIES GIVING ACCESS TO EQUITY SECURITIES TO BE ISSUED, WITHOUT PRE-EMPTIVE RIGHTS, BY MEANS OF A PUBLIC OFFER (EXCLUDING THE OFFERS SET OUT IN PARAGRAPH 1 OF ARTICLE L.411-2 OF THE FRENCH MONETARY AND FINANCIAL CODE), AND/OR AS CONSIDERATION FOR SECURITIES IN THE CONTEXT OF A PUBLIC EXCHANGE OFFER	81

PROPOSAL NO. 23: DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES AND/OR EQUITY SECURITIES GIVING ACCESS, AS THE CASE MAY BE, TO EQUITY SECURITIES OR TO THE ALLOCATION OF DEBT SECURITIES (OF THE COMPANY OR A GROUP COMPANY), AND/OR SECURITIES GIVING ACCESS TO ORDINARY SHARES (OF THE COMPANY OR A GROUP COMPANY), WITHOUT PRE-EMPTIVE RIGHTS, BY MEANS OF A PUBLIC OFFER REFERRED TO IN PARAGRAPH 1 OF ARTICLE L.411-2 OF THE FRENCH MONETARY AND FINANCIAL CODE	83

PROPOSAL NO. 24: DELEGATION OF POWERS TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES AND/OR EQUITY SECURITIES GIVING ACCESS TO OTHER EQUITY SECURITIES OR TO THE ALLOCATION OF DEBT SECURITIES AND/OR SECURITIES GIVING ACCESS TO ORDINARY SHARES, WITHOUT PREFERENTIAL SUBSCRIPTION RIGHTS IN FAVOR OF ONE OR MORE PERSONS SPECIFICALLY DESIGNATED BY THE BOARD OF DIRECTORS	85

PROPOSAL NO. 25: DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES, GIVING, IF APPLICABLE, ACCESS TO ORDINARY SHARES OR THE ALLOCATION OF DEBT SECURITIES (OF THE COMPANY OR A GROUP COMPANY) AND/OR SECURITIES GIVING ACCESS TO ORDINARY SHARES (OF THE COMPANY OR A GROUP COMPANY), WITH PRE-EMPTIVE SUBSCRIPTION RIGHTS WAIVED IN FAVOR OF CATEGORIES OF PERSONS MEETING SPECIFIED CHARACTERISTICS	86

PROPOSAL NO. 26: DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES TO BE ISSUED IMMEDIATELY OR IN THE FUTURE BY THE COMPANY, WITH PRE-EMPTIVE SUBSCRIPTION RIGHTS WAIVED IN FAVOR OF A CATEGORY OF PERSONS MEETING SPECIFIED CHARACTERISTICS WITHIN THE FRAMEWORK OF AN EQUITY FINANCING AGREEMENT ON THE UNITED STATES STOCK MARKET KNOWN AS “AT-THE-MARKET OFFERING” OR “ATM PROGRAM”	88

PROPOSAL NO. 27: DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS, IN THE CASE OF A CAPITAL INCREASE WITH EXISTING SHAREHOLDERS’ PREFERENTIAL SUBSCRIPTION RIGHTS MAINTAINED OR WAIVED, TO INCREASE THE NUMBER OF SHARES TO BE ISSUED IN THE EVENT OF EXCESS DEMAND FOR SUBSCRIPTIONS	90

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PROPOSAL NO. 28: DELEGATION TO BE GRANTED TO THE BOARD OF DIRECTORS TO INCREASE THE CAPITAL BY MEANS OF THE ISSUE OF ORDINARY SHARES AND/OR SECURITIES GIVING ACCESS TO THE CAPITAL, UP TO THE LIMIT DETERMINED BY APPLICABLE LAWS AND REGULATIONS AT THE TIME OF THE IMPLEMENTATION OF THIS DELEGATION (ON AN INDICATIVE BASIS, CURRENTLY 10% OF THE CAPITAL), IN CONSIDERATION FOR CONTRIBUTIONS IN KIND OF EQUITY SECURITIES OR SECURITIES GIVING ACCESS TO THE CAPITAL	91

PROPOSAL NO. 29: DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS FOR THE PURPOSE OF DECIDING ON ANY OPERATION OF MERGER-ABSORPTION, DEMERGER, OR PARTIAL CONTRIBUTION OF ASSETS.	92

PROPOSAL NO. 30: DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES GIVING, AS THE CASE MAY BE, ACCESS TO ORDINARY SHARES OR TO THE ALLOCATION OF DEBT SECURITIES (OF THE COMPANY OR OF A GROUP COMPANY), AND/OR SECURITIES GIVING ACCESS TO ORDINARY SHARES (OF THE COMPANY OR OF A GROUP COMPANY), IN THE CONTEXT OF AN OPERATION OF MERGER, DEMERGER OR PARTIAL CONTRIBUTION OF ASSETS DECIDED BY THE BOARD OF DIRECTORS PURSUANT TO THE DELEGATION REFERRED TO IN THE TWENTY-NINTH RESOLUTION	93

PROPOSAL NO. 31: OVERALL LIMIT ON THE MAXIMUM AUTHORIZED AMOUNTS SET UNDER THE RESOLUTIONS 22ND, 23RD, 24TH, 25TH, 26TH, 28TH AND 30TH	95

PROPOSAL NO. 32: DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS TO INCREASE THE CAPITAL BY MEANS OF THE INCORPORATION OF RESERVES, PROFITS AND/OR PREMIUMS	96

PROPOSAL NO. 33: DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS TO INCREASE THE SHARE CAPITAL BY THE ISSUE OF ORDINARY SHARES AND/OR SECURITIES GRANTING ACCESS TO THE CAPITAL, WITH PRE-EMPTIVE SUBSCRIPTION RIGHTS WAIVED IN FAVOR OF THE MEMBERS OF A COMPANY SAVINGS PLAN PURSUANT TO ARTICLES L. 3332-18 ET SEQ. OF THE FRENCH LABOR CODE	97

PROPOSAL NO. 34: DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE STOCK WARRANTS (BSA), SUBSCRIPTION AND/OR ACQUISITION OF NEW AND/OR EXISTING STOCK WARRANTS (BSAANE) AND/OR SUBSCRIPTION AND/OR ACQUISITION OF NEW AND/OR EXISTING REDEEMABLE STOCK WARRANTS (BSAAR) WITH PRE-EMPTIVE SUBSCRIPTION RIGHTS WAIVED IN FAVOR OF A CATEGORY OF PERSONS	99

PROPOSAL NO. 35: AUTHORIZATION TO BE GRANTED TO THE BOARD OF DIRECTORS TO ALLOCATE FOR FREE SHARES TO MEMBERS OF STAFF AND/OR CERTAIN CORPORATE OFFICERS OF THE COMPANY	102

PROPOSAL NO. 36: AUTHORIZATION TO BE GRANTED TO THE BOARD OF DIRECTORS TO GRANT SHARE SUBSCRIPTION AND/OR PURCHASE OPTIONS (STOCK OPTIONS) TO MEMBERS OF STAFF AND/OR CERTAIN CORPORATE OFFICERS OF THE COMPANY OR RELATED COMPANIES OR ECONOMIC INTEREST GROUPS	105

PROPOSAL NO. 37: OVERALL LIMIT ON THE MAXIMUM AUTHORIZED AMOUNTS SET UNDER THE RESOLUTIONS THIRTY-FIFTH AND THIRTY-SIXTH	109

PROPOSAL NO. 38: RATIFICATION OF THE AMENDMENT TO ARTICLE 18 AND ARTICLE 21 OF THE COMPANY’S BYLAWS	110

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PROPOSAL NO. 39: AMENDMENT OF ARTICLE 15 ON THE COMPANY’S BYLAWS TO SET THE AGE LIMIT FOR THE CHIEF EXECUTIVE OFFICER AT 70 YEARS	111

PROPOSAL NO. 40: POWERS TO COMPLETE FORMALITIES	112

CODE OF BUSINESS CONDUCT AND ETHICS	113

OTHER MATTERS	113

PREPARATORY DOCUMENTS - PROPOSALS OF SHAREHOLDERS - QUESTIONS IN WRITING	114

ANNEX A: ENGLISH TRANSLATION OF FULL TEXT OF RESOLUTIONS TO BE VOTED ON AT THE ANNUAL GENERAL MEETING	A-1

ANNEX B: COMPENSATION POLICY FOR CORPORATE OFFICERS (SAY ON PAY EX ANTE)	B-1

ANNEX C – Part 1: APPROVAL OF INFORMATION REFERRED TO IN ARTICLE L.22-10-9 OF THE FRENCH COMMERCIAL CODE	C-1

ANNEX C – Part 2: APPROVAL OF FIXED, VARIABLE AND EXCEPTIONAL ITEMS COMPRISING THE TOTAL COMPENSATION AND BENEFITS OF ANY KIND PAID DURING THE PREVIOUS FINANCIAL YEAR OR AWARDED FOR SAID FINANCIAL YEAR TO THE CORPORATE OFFICERS	C-2

ANNEX D: ACHIEVEMENT AGAINST ANNUAL CORPORATE OBJECTIVES	D-1

ANNEX E: MANDATES AND EMPLOYMENT AND SERVICE CONTRACTS OF CORPORATE OFFICERS	E-1

DBV Technologies S.A.

107 avenue de la République

92320 Châtillon France

PROXY STATEMENT

FOR THE 2026 ANNUAL COMBINED GENERAL MEETING OF SHAREHOLDERS

To Be Held at 10:00 AM Paris Time June 3, 2026

This proxy statement and the enclosed form of proxy are furnished to holders of Ordinary Shares and ADSs in connection with the solicitation of proxies by our board of directors (the “Board of Directors,” or the “Board”) for use at the 2026 Annual General Meeting of the Company, and any postponements, adjournments or continuations thereof. The Annual General Meeting will be held on June 3, 2026, at 10:00 AM Paris time at its headquarters at 107, avenue de la République 92320 Châtillon, France, and webcast with live audio on our website https://www.dbv-technologies.com.

Shareholders will also be able to access the recorded webcast of the 2026 Annual General Meeting on the Company’s website for at least the minimum legal and regulatory period from its publication online, following the date of the 2026 Annual General Meeting. The inclusion of our website address here and elsewhere in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

Please monitor the Investor section of our website at https://www.dbv-technologies.com/ for updated information and if you intend to view the webcast of the meeting, please check the website in advance of the meeting.

In this proxy statement references to “DBV,” “we,” “us” and “our” refer to the Company and our consolidated subsidiaries.

MEETING AGENDA

Proposals	Voting Standard	Board Recommendation
Approval of the annual financial statements for the year ended December 31, 2025	“FOR” vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Approval of the consolidated financial statements for the year ended December 31, 2025	“FOR” vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Allocation of income for the year ended December 31, 2025	“FOR” vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Allocation of the accumulated deficit to the “Additional paid-in capital”	“FOR” vote of a majority of the votes cast by the shareholders	FOR

Proposals	Voting Standard	Board Recommendation
present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.

Statutory auditors’ special report on regulated agreements	“FOR” vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Renewal of the term of office of KPMG, as statutory auditor	“FOR” vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Ratification of the provisional appointment of Ms. Philina Lee, as director	“FOR” vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Renewal of Mr. Michael J. Goller, as director	“FOR” vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Renewal of Mr. Daniel Tassé, as director	“FOR” vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Renewal of Ms. Maïlys Ferrère, as director	“FOR” vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Approval of the information set out in section I of Article L.22-10-9 of the French Commercial Code on the compensation of corporate officers for the year ended December 31, 2025	“FOR” vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Approval of the fixed, variable and non-recurring components of overall	“FOR” vote of a majority of the votes cast by the shareholders	FOR

Proposals	Voting Standard	Board Recommendation
compensation and benefits of all types paid or assigned during the year ended December 31, 2025, to Mr. Michel de Rosen, Chairman of the Board of Directors	present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2025, to Mr. Daniel Tassé, Chief Executive Officer	“FOR” vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Advisory opinion on the compensation of named executive officers other than the Chief Executive Officer	“FOR” vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Increase of the total remuneration (annual budget) allocated to Directors	“FOR” vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Approval of the compensation policy for the Chairman of the Board of Directors for the year ending December 31, 2026	“FOR” vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Approval of the compensation policy for the Directors for the year ending December 31, 2026	“FOR” vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Approval of the compensation policy for the Chief Executive Officer and Deputy Chief Executive Officer for the year ending December 31, 2026	“FOR” vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Authorization to be granted to the Board of Directors to buy back Company shares on the Company’s behalf pursuant to Article L.22-10-62 of the French Commercial Code	“FOR” vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Proposals	Voting Standard	Board Recommendation

Delegation to be granted to the Board of Directors to reduce the share capital by cancellation of shares pursuant to Article L.22-10-62 of the French Commercial Code	“FOR” vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Delegation of authority to be granted to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities and/or securities giving access to ordinary shares with preferential subscription rights	“FOR” vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Delegation of authority to be granted to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities, and/or securities giving access to equity securities to be issued, without preferential subscription rights, by means of a public offer (excluding the offers set out in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code), and/or as consideration for securities in the context of a public exchange offer	“FOR” vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Delegation of authority to be granted to the Board of Directors to issue ordinary shares and/or equity securities giving access, as the case may be, to equity securities or to the allocation of debt securities (of the Company or a group company), and/or securities giving access to ordinary shares (of the Company or a group company), without preferential subscription rights, by means of a public offer referred to in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code	“FOR” vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Delegation of powers to be granted to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities and/or securities	“FOR” vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Proposals	Voting Standard	Board Recommendation
giving access to ordinary shares, without preferential subscription rights in favor of one or more persons specifically designated by the Board of Directors

Delegation of authority to be granted to the Board of Directors to issue ordinary shares, giving, as the case may be, access to ordinary shares or the allocation of debt securities (of the Company or a group company) and/or securities giving access to ordinary shares (of the Company or a group company), without preferential subscription rights in favor of a category of persons meeting specified characteristics	“FOR” vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Delegation of authority to be granted to the Board of Directors to decide on the issue of ordinary shares to be issued immediately or in the future by the Company, without preferential subscription rights in favor of a category of persons meeting specified characteristics within the framework of an equity financing agreement on the United States stock market known as “At-The-Market” or “ATM Program”	“FOR” vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Delegation of authority to be granted to the Board of Directors, in the case of a capital increase with existing shareholders’ preferential subscription rights maintained or waived, to increase the number of shares to be issued in the event of excess demand for subscriptions	“FOR” vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Delegation to be granted to the Board of Directors to increase the capital by means of the issue of ordinary shares and/or securities giving access to the capital, up to the limit determined by applicable laws and regulations at the time of the capital increase, in consideration for contributions in kind of securities or securities giving access to the capital	“FOR” vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Delegation of authority to be granted to the Board of Directors for the	“FOR” vote of 2/3 majority of the votes cast by the shareholders	FOR

Proposals	Voting Standard	Board Recommendation
purpose of deciding on any operation of merger-absorption, demerger, or partial contribution of assets	present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.

Delegation of authority to be granted to the Board of Directors to issue ordinary shares giving, as the case may be, access to ordinary shares or to the allocation of debt securities (of the Company or of a Group company), and/or securities giving access to ordinary shares (of the Company or of a Group company), in the context of an operation of merger, demerger or partial contribution of assets decided by the Board of Directors pursuant to the delegation referred to in the twenty-ninth resolution	“FOR” vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Overall limit on the maximum authorized amounts set under the resolutions twenty-second, twenty-third, twenty-fourth, twenty-fifth, twenty-sixth, twenty-eighth and thirtieth	“FOR” vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Delegation of authority to be granted to the Board of Directors to increase the capital by means of the incorporation of reserves, profits and/or premiums	“FOR” vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Delegation of authority to be granted to the Board of Directors to increase the capital by the issue of ordinary shares and/or securities giving access to the capital, without preferential subscription rights in favor of the members of a company savings plan pursuant to Articles L.3332-18 and seq. of the French Labor Code	“FOR” vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Delegation of authority to be granted to the Board of Directors to issue stock warrants (BSA), subscription and/or acquisition of new and/or existing stock warrants (BSAANE) and/or subscription and/or acquisition of new and/or existing redeemable stock warrants (BSAAR) without	“FOR” vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Proposals	Voting Standard	Board Recommendation
preferential subscription rights in favor of a category of persons

Authorization to be granted to the Board of Directors to allocate for free existing and/or to be issued shares to employees and/or certain corporate officers of the company or related companies or economic interest groups	“FOR” vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Authorization to be granted to the Board of Directors to grant options to subscribe and/or purchase shares (stock options) to employees and/or certain officers of the Company or related companies or economic interest groups	“FOR” vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Overall limit on the maximum authorized amounts set under the resolutions thirty-fifth and thirty-sixth	“FOR” vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Ratification of the amendment to Article 18 and Article 21 of the Company’s bylaws	“FOR” vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Amendment to Article 15 of the Company’s bylaws to set the age limit for the Chief Executive Officer at 70 years	“FOR” vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Powers to complete formalities	“FOR” vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

What matters will be voted at the 2026 Annual General Meeting?

There are 40 proposed resolutions (the “Proposals”) scheduled to be considered and voted on at the 2026 Annual General Meeting:

Within the authority of the ordinary shareholders’ meeting:

1.	Approval of the annual financial statements for the year ended December 31, 2025

2.	Approval of the consolidated financial statements for the year ended December 31, 2025

3.	Allocation of income for the year ended December 31, 2025

4.	Allocation of the accumulated deficit to the “Additional paid-in capital”

5.	Statutory auditors’ special report on regulated agreements

6.	Renewal of the term of office of KPMG, as statutory auditor

7.	Ratification of the provisional appointment of Ms. Philina Lee, as director

8.	Renewal of Mr. Michael J. Goller, as director

9.	Renewal of Mr. Daniel Tassé, as director

10.	Renewal of Ms. Maïlys Ferrère, as director

11.	Approval of the information set out in section I of Article L.22-10-9 of the French Commercial Code on the compensation of corporate officers for the year ended December 31, 2025

12.

Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2025, to Mr. Michel de Rosen, Chairman of the Board of Directors

13.

Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2025, to Mr. Daniel Tassé, Chief Executive Officer

14.	Advisory opinion on the compensation of named executive officers other than the Chief Executive Officer

15.	Increase of the total remuneration (annual budget) allocated to Directors

16.	Approval of the compensation policy for the Chairman of the Board of Directors for the year ending December 31, 2026

17.	Approval of the compensation policy for the Directors for the year ending December 31, 2026

18.	Approval of the compensation policy for the Chief Executive Officer and Deputy Chief Executive Officer for the year ending December 31, 2026

19.	Authorization to be granted to the Board of Directors to buy back company shares on the Company’s behalf pursuant to Article L.22-10-62 of the French Commercial Code

Within the authority of the extraordinary shareholders’ meeting:

20.	Delegation to be granted to the Board of Directors to reduce the share capital by cancellation of shares pursuant to Article L.22-10-62 of the French Commercial Code

21.

Delegation of authority to be granted to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities and/or securities giving access to ordinary shares with preferential subscription rights

22.

Delegation of authority to be granted to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities, and/or securities giving access to equity securities to be issued, without preferential subscription rights by means of a public offer excluding the offers set out in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code, and/or as consideration for securities in the context of a public exchange offer

23.

Delegation of authority to be granted to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities, and/or securities giving access to equity securities to be issued, without preferential subscription rights by means of a public offer referred to in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code

24.

Delegation of powers to be granted to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities and/or securities giving access to ordinary shares, without preferential subscription rights in favor of one or more persons specifically designated by the Board of Directors

25.

Delegation of authority to be granted to the Board of Directors to issue ordinary shares, giving, as the case may be, access to ordinary shares or the allocation of debt securities (of the Company or a group company) and/or securities giving access to ordinary shares (of the Company or a group company), without preferential subscription rights in favor of a category of persons satisfying determined characteristics

26.

Delegation of authority to be granted to the Board of Directors to decide on the issue of ordinary shares to be issued immediately or in the future by the Company, without preferential subscription rights in favor of a category of persons satisfying determined characteristics within the framework of an equity financing agreement on the United States stock market known as “At-The-Market” or “ATM Program”

27.

Delegation of authority to be granted to the Board of Directors to increase the number of securities to be issued in the event of a capital increase with or without preferential subscription rights, in the event of excess demand

28.

Delegation to be granted to the Board of Directors to increase the share capital by issuance of ordinary shares and/or securities giving access to the share capital within the limits set by the applicable legal and regulatory provisions on the date of the capital increase in consideration for contributions in kind of securities or securities giving access to the share capital

29.	Delegation of authority to be granted to the Board of Directors to decide on any merger-absorption, spin-off or partial contribution of assets

30.

Delegation of authority to be granted to the Board of Directors to issue ordinary shares giving, as the case may be, access to ordinary shares or to the allocation of debt securities (of the Company or of a group company), and/or securities giving access to ordinary shares (of the Company or of a group company), in the context of a merger, spin-off or partial contribution of assets decided by the Board of Directors pursuant to the delegation referred to in the twenty-ninth resolution

31.	Overall limit on the maximum authorized amounts set under the resolutions twenty-second, twenty-third, twenty-fourth, twenty-fifth, twenty-sixth, twenty-eighth and thirtieth

32.	Delegation of authority to be granted to the Board of Directors to increase the capital by means of the incorporation of reserves, profits and/or premiums

33.

Delegation of authority to be granted to the Board of Directors to increase the capital by the issue of ordinary shares and/or securities giving access to the share capital, without preferential subscription rights in favor of the members of a company savings plan pursuant to Articles L.3332-18 and seq. of the French Labor Code

34.

Delegation of authority to be granted to the Board of Directors to issue warrants (BSA), subscription and/or acquisition of new and/or existing warrants (BSAANE) and/or subscription and/or acquisition of new and/or existing redeemable warrants (BSAAR) without preferential subscription rights in favor of a category of persons

35.

Authorization to be granted to the Board of Directors to allocate for free existing and/or to be issued shares to employees and/or certain corporate officers of the company or related companies or economic interest groups

36.	Authorization to be granted to the Board of Directors to grant stock options to employees and/or certain officers of the Company or related companies or economic interest groups

37.	Overall limit on the maximum authorized amounts set under the resolutions thirty-fifth and thirty-sixth

38.	Ratification of the amendment to Article 18 and Article 21 of the Company’s bylaws

39.	Amendment to Article 15 of the Company’s bylaws to set the age limit for the Chief Executive Officer at 70 years

Within the authority of the ordinary shareholders’ meeting:

40.	Powers to complete formalities.

What does a DBV ADS represent?

Each ADS represents five Ordinary Shares of the Company. Each Ordinary Share is entitled to one vote.

As of April 15, 2026, 296,042,447 Ordinary Shares were outstanding, of which 102,589,420 were represented by 20,517,884 ADSs.

What if another matter is properly brought before the meeting?

At this time, the Board of Directors is unaware of any matters to be presented at the Annual General Meeting, other than as set forth above and the possible additional shareholder resolutions that may properly be submitted before the Annual General Meeting in accordance with applicable French law, until May 9th, 2026.

Holders of Ordinary Shares: to address the possibility of another matter being presented at the Annual General Meeting, holders of Ordinary Shares may use their proxy card to (i) abstain from voting on such matters, (ii) vote “AGAINST” on such matters, (iii) grant a proxy to the Chairman of the Board of Directors to vote on any new matters that are proposed during the meeting, or (iv) grant a proxy to another shareholder or to any other specifically designated person. If no instructions are given with respect to matters about which we are currently unaware, holders of Ordinary Shares will not be voting on such matters.

If a holder of Ordinary Shares chooses to grant a proxy to the Chairman of the Board of Directors, with respect to either all matters or only any additional matters not disclosed in this proxy statement, the Chairman of the Board of Directors shall issue a vote in favor of adopting such undisclosed resolutions submitted or approved by the Board of Directors and a vote against adopting any other such undisclosed resolutions.

Holders of ADSs: Ordinary Shares underlying ADSs will not be voted on any matter not disclosed in the proxy statement.

Why is the Company soliciting my proxy?

Our Board of Directors is soliciting your proxy to vote at the 2026 Annual General Meeting to be held at the Company’s headquarters located at 107 avenue de la République, 92320 Châtillon, France, on June 3, 2026, at 10:00 AM Paris time. This proxy statement, along with the accompanying notice of the 2026 Annual General Meeting, summarizes the purposes of the meeting and the information you need to know to vote at the 2026 Annual General Meeting.

We have sent you this proxy statement, the notice of the 2026 Annual General Meeting, the proxy card and a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2025, because you owned our Ordinary Shares or ADSs on April 23, 2026. Our Depositary, Citibank, N.A., intends to commence mailing the proxy materials to holders of our ADSs on May 12, 2026. Our registrar, Société Générale Securities Services, intends to commence distribution of the proxy materials to shareholders of Ordinary Shares on May 13, 2026.

Who may vote?

Ordinary shareholders of record and bearer shareholders

If you are a holder of Ordinary Shares at zero hour Paris time on May 27, 2026, you will be eligible to vote at the 2026 Annual General Meeting. In deciding all matters at the 2026 Annual General Meeting, each shareholder will be entitled to one vote for each Ordinary Share held by them on the Ordinary Share Record Date (as defined hereunder).

In accordance with article R. 22-10-28 of the French Commercial Code, only those holders of Ordinary Shares who can prove their status by having their shares registered in their name, or in the name of an intermediary duly registered on their behalf, on the fifth business day prior to the meeting, i.e. May 27, 2026 at zero hour Paris time (the “Ordinary Share Record Date”), either in the registered share accounts or in the bearer share accounts held by their authorized intermediary, will be eligible to vote.

For registered shareholders, this registration in the registered share accounts on the Ordinary Share Record Date is sufficient to enable them to vote their Ordinary Shares.

For bearer shareholders, it is the authorized intermediaries who maintain the bearer share accounts who directly prove their clients’ status as shareholders to Société Générale Securities Services (the centralizing institution for the Annual General Meeting mandated by the Company) by producing a certificate of participation which they attach to the single postal voting or proxy form drawn up in the name of the shareholder or on behalf of the shareholder represented by the registered intermediary, or show in person on the day of the Annual General Meeting.

Holders of American Depositary Shares

If you are a registered holder of ADSs on the books of the Depositary on April 23, 2026 (the “ADS Record Date”), then at or prior to 10:00 AM (New York City time) on May 27, 2026, you may provide instructions to the Depositary as to how to vote the Ordinary Shares underlying your ADSs on the issues set forth in this proxy statement. The Depositary will mail you a voting instruction card if you hold ADSs in your own name on the Depositary’s share register (“Registered Holders”). If, however, on the ADS Record Date you held your ADSs through a bank, broker, custodian or other nominee/agent (“Beneficial Holders”), it is anticipated that such bank, broker, custodian or nominee/agent will forward voting instruction forms to you.

•

Registered Holders. Registered Holders of ADSs must complete, sign and return a voting instruction form to be actually received by the Depositary on or prior to 10:00 AM (New York City time) on May 27, 2026.

•

Beneficial Holders. If ADSs are held on your behalf in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of those ADSs held in “street name,” and this proxy statement was forwarded to you by your broker or nominee. A holder of ADSs held through a broker, bank or other nominee should follow the instructions that its broker, bank or other nominee provides to vote the Ordinary Shares underlying its ADSs.

As an ADS holder, you will not be entitled to vote in person at the Annual General Meeting. To the extent you provide the Depositary or your broker, bank or other nominee, as applicable, with voting instructions, the Depositary will, to the extent practicable and subject to French law and the terms of the deposit agreement, vote the Ordinary Shares underlying your ADSs in accordance with your instructions.

How many votes do I have?

Each Ordinary Share that you own entitles you to one vote. Each ADS represents five Ordinary Shares. Voting instructions with respect to ADSs may be given only in respect of a number of ADSs representing an integral number of Ordinary Shares.

How will my Ordinary Shares be voted if I do not vote?

If you hold Ordinary Shares and do not (i) grant your voting proxy directly to the Chairman of the Board of Directors, (ii) vote in person at the Annual General Meeting, (iii) grant your voting proxy to another shareholder, or to any other specifically designated person, (iv) vote by submitting your proxy card by mail or (v) vote electronically via Votaccess, your Ordinary Shares will not be counted as votes cast and will have no effect on the outcome of the vote with respect to any matter.

If you hold Ordinary Shares and grant your voting proxy directly to the Chairman of the Board of Directors without specifying how you wish to vote with respect to a particular matter, your Ordinary Shares will be voted in accordance with the Board of Directors’ recommendations.

If you own Ordinary Shares in “street name” through a broker, bank or other nominee and you do not direct your broker how to vote your shares on the proposals, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is referred to as a broker non-vote. We believe that all of our proposals are non-routine matters and your broker cannot vote your shares for which you have not provided voting instructions. Broker non-votes on a particular proposal will not be counted as votes cast and will have no effect on the outcome of the vote with respect to such matter.

How will the Ordinary Shares underlying my ADSs be voted if I do not provide voting instructions to the Depositary or my broker, bank or other nominee?

With respect to Ordinary Shares represented by ADSs for which no timely voting instructions are received by the Depositary from a holder of ADSs, the Depositary shall not vote such Ordinary Shares. The Depositary will not itself exercise any voting discretion in respect of any Ordinary Shares.

If you own ADSs in “street name” through a broker, bank or other nominee and you do not direct your broker how to instruct the Depositary how to vote the Ordinary Shares represented by your ADSs on the proposals, your shares will not be voted on any proposal on which the broker does not have discretionary authority to provide voting instructions to the Depositary. This is referred to as a broker non-vote. We believe that all of our proposals are non-routine matters and your broker cannot provide voting instructions to the Depositary with respect to how to vote the Ordinary Shares represented by your ADSs for which you have not provided voting instructions. Broker non-votes on a particular proposal will not be counted as votes cast and will have no effect on the outcome of the vote with respect to such matter.

How will my Ordinary Shares be voted if I grant my proxy to the Chairman of the Board of Directors?

If you are a holder of Ordinary Shares and you grant your proxy to the Chairman of the Board of Directors, he will vote your Ordinary Shares in accordance with the Board of Directors’ recommendations. As a result, your

Ordinary Shares would be voted “FOR” the nominees of the Board of Directors in Proposals Nos. 7 to 10 and “FOR” each of Proposals Nos. 1 to 6 and 11 to 40.

How many votes are needed for approval of each proposed resolution?

•

Proposals Nos. 1 to 19 and Proposal 40: The affirmative vote of a majority of the total number of votes cast is required for the ratification/election of each director nominee in Proposals Nos. 7 to 10 and for the approval of each matter described in Proposals Nos. 1 to 6, 11 to 19, and 40.

•	Proposals Nos. 20 to 39: For approval of Proposals Nos. 20 to 39, the affirmative vote of two-thirds of the total number of votes cast is required.

What is an “abstention” and how would it affect the vote?

With respect to Ordinary Shares, an “abstention” occurs when a shareholder votes by mail with instructions to abstain from voting regarding a particular matter or without making a selection with respect to a particular matter.

With respect to ADSs, an abstention occurs when a holder of ADSs sends proxy instructions to the Depositary to abstain from voting regarding a particular matter.

Abstentions by holders of Ordinary Shares or by holders of ADSs will not be counted toward a quorum of the proposed resolution and will not be counted as votes cast and will have no effect on the outcome of the vote on matters on which a holder has abstained.

Who will count the votes at the Annual General Meeting?

Representatives of Société Générale Securities Services, under the supervision of the 2026 Annual General Meeting’s bureau, will tabulate the votes and act as inspectors of the election.

What constitutes a quorum for the Annual General Meeting?

Consistent with French law, our by-laws provide that a quorum requires the presence of shareholders having at least:

(1)

20% of the shares entitled to vote in the case of an ordinary shareholders’ general meeting or at an extraordinary shareholders’ general meeting where shareholders are voting on a capital increase by capitalization of reserves, profits or share premium, or

(2)	25% of the shares entitled to vote in the case of any other extraordinary shareholders’ general meeting.

If the required quorum is not present at the first convening of the Annual General Meeting, the Board of Directors may convene a second general meeting. At such second convening, under French law: (i) no quorum is required for an ordinary shareholders’ meeting; and (ii) a quorum of 20% of the shares entitled to vote is required for any other extraordinary shareholders’ meeting. If the quorum requirement for the second convening of an extraordinary shareholders’ meeting is not met, the meeting may be adjourned to a date no later than two months after the date for which it was called. Shareholders should be aware that, as a result of these rules, resolutions may be adopted at a second convening or adjourned meeting by a smaller proportion of the Company’s outstanding shares than would have been required at the first convening.

How can I vote my Ordinary Shares or ADSs?

If you hold Ordinary Shares

In order to facilitate their participation in the Annual General Meeting, the Company offers its holders of Ordinary Shares the possibility of voting via Votaccess.

The Votaccess website will be open from May 13, 2026, at 9:00 AM Paris time to June 2, 2026, at 3:00 PM Paris time.

In order to avoid any possible bottleneck on the Votaccess platform, shareholders are strongly recommended not to wait until the end of the opening period of Votaccess to enter their instructions.

Only holders of bearer shares whose account-holding institution has subscribed to the Votaccess system and offers them this service for this General Meeting will be able to access it. The securities account holder of the bearer shareholder, who does not subscribe to Votaccess or who makes access to the site subject to conditions of use, will indicate to the shareholder how to proceed.

Shareholders wishing to participate in the Annual General Meeting may choose one of the following options:

•	vote in person at the Annual General Meeting;

•	grant a voting proxy to the Chairman of the Board of Directors;

•	grant a voting proxy to another shareholder, or to any other specifically designated person; or

•	vote by mail or via Votaccess.

Shareholders may vote in person at the Annual General Meeting so long as they do not submit their proxy card by mail or appoint a proxy in advance of the meeting.

Shareholders who have chosen to vote by mail using the single form may:

•

in the case of shareholders registered for at least one month as of the date of the meeting notice: by mail, return the single form for voting that will be sent to them with the convening letter using the enclosed envelope to the following address: Société Générale Securities Services, Service des Assemblées (CS 30812 – 44308 Nantes Cedex 3), no later than May 31, 2026, 11:59 PM Paris Time, it being specified that no paper voting form will be sent to shareholders who have opted for electronic convening;

•

in the case of bearer shareholders: by mail, request the voting form from the financial intermediary with which their shares are registered, and return such voting form, duly completed, dated, and signed, to their account-holding institution, which will forward it, along with a certificate of participation issued by the account-holding institution, to Société Générale Securities Services, Service des Assemblées (CS 30812 – 44308 Nantes Cedex 3);

Shareholders may download a voting form from the Company’s website (www.dbv-technologies.com) or request that such form be mailed to them by sending a written request to the following address: Société Générale Securities Services, Service des Assemblées (CS 30812 – 44308 Nantes Cedex 3). Any such request must be received no later than six days prior to the date of the 2026 Annual General Meeting, i.e. by May 28, 2026, 11:59 PM Paris Time.

Postal votes cast by paper means will only be taken into account if the duly completed and signed forms (and accompanied by the certificate of participation for bearer shares) reach the aforementioned meetings department of Société Générale, Service des Assemblées at least three days before the date of the Annual General Meeting, i.e., no later than May 31, 2026, 11:59 PM Paris time.

Under no circumstances should voting forms be returned to the Company’s registered office.

Shareholders who have chosen to vote via electronic means may:

•	in the case of registered shareholders: via Votaccess, log on to https://sharinbox.societegenerale.com/en/shareholders no later than June 2, 2026, 3:00 PM Paris Time;

•

in the case of bearer shareholders: via Internet, log on to the portal of their securities account holder to access the Votaccess site in accordance with the terms and conditions set out below, no later than June 2, 2026, 3:00 PM Paris time.

In accordance with the provisions of Article R.225-79 of the French Commercial Code, notification of the appointment and revocation of a proxy to the Chairman, to another shareholder or to any other specifically designated person, may also be made in the following manner:

•

by mail, using the voting form sent either directly for registered shareholders, using the prepaid reply envelope attached to the convening letter or by the holder of the share account for bearer shareholders and received by Société Générale, Service des Assemblées (CS 30812 – 44 308 Nantes Cedex 3) no later than May 31, 2026, 11:59 PM Paris time;

•

by electronic means, by connecting, for registered shareholders to the https://sharinbox.societegenerale.com website, or for bearer shareholders to the portal of their securities account holder to access the Votaccess website, in accordance with the terms and conditions described below, no later than June 2, 2026, 3:00 PM Paris time.

In addition, if you give a proxy vote to another shareholder or to any other person namely appointed, the voting proxy needs to address its voting instructions to Société Générale, Service des Assemblées for the exercise of its mandates in the form of a scanned copy of the single form, by e-mail to the following address: service.assemblee-generale@sgss.socgen.com. The form must bear the surname, first name and address of the person being named as proxy, the words “In the capacity of proxy”, and must be dated and signed. The direction of the vote must be indicated in the “I vote by mail” box of the form. The proxy must attach a copy of his or her identity card and, if applicable, a power of attorney from the legal entity he/she represents. To this end, the authorized intermediary holding the account shall notify the Company or its agent of the transfer of ownership and provide it with the necessary information. No transfer of ownership made after Ordinary Share Record Date, regardless of the means used, shall be notified by the authorized intermediary holding the account or taken into consideration by the Company, notwithstanding any agreement to the contrary. It should be noted that for any proxy given by a shareholder without indication of a proxy holder, the Chairman of the Board of Directors shall cast a vote in favor of the adoption of draft resolutions presented or approved by the Board of Directors, and a vote against the adoption of all other draft resolutions.

Please also note that shareholders who wish to ask questions may submit these in writing, accompanied by the shareholder’s certificate of registration, to investors@dbv-technologies.com. Questions must be submitted by May 28, 2026, at 11:59 PM Paris time.

If you hold ADSs:

If you are a holder of ADSs, you may give voting instructions to the Depositary or your broker, bank, or other nominee, as applicable, with respect to the Ordinary Shares underlying your ADSs. If you held ADSs as of the ADS Record Date, you have the right to instruct the Depositary – if you held your ADSs directly – or the right to instruct your broker, bank, or other nominee – if you held your ADSs through such intermediary – how to vote.

If you are a registered holder of ADSs on the books of the Depositary as of the ADS Record Date, the Depositary will mail you a voting instruction form. So long as the Depositary receives your voting instruction form on or prior to 10:00 AM (New York time) on May 27, 2026, it will, to the extent practicable and subject to French law and the terms of the deposit agreement, vote the underlying Ordinary Shares as you instruct.

If your ADSs are held through a broker, bank, or other nominee as of the ADS Record Date, such intermediary will provide you with instructions on how you may give voting instructions with respect to the Ordinary Shares underlying your ADSs. Please check with your broker, bank, or other nominee, as applicable, and carefully follow the voting instructions provided to you.

As an ADS holder, you will not be entitled to vote in person at the Annual General Meeting. To the extent you provide the Depositary or your broker, bank, or other nominee, as applicable, with voting instructions, the Depositary will, to the extent practicable and subject to French law and the terms of the deposit agreement, vote the Ordinary Shares underlying your ADSs in accordance with your instructions.

Can I change my vote after submitting my proxy?

If you hold Ordinary Shares:

Yes. You may revoke your proxy by sending a new voting form to Société Générale, Service des Assemblées (CS 30812 – 44 308 Nantes Cedex 3), if you are a registered shareholder or to your securities account holder, if you are a bearer shareholder.

The new voting form may be sent:

•

by mail, in which case the voting form must reach Société Générale, Service des Assemblées (CS 30812 – 44 308 Nantes Cedex 3) at least three days before the date of the Annual General Meeting, i.e., no later than May 31, 2026, 11:59 PM Paris time; or

•

by electronic means, by connecting, for registered shareholders to the https://sharinbox.societegenerale.com website, or for bearer shareholders to the portal of their securities account holder to access the Votaccess website, in which case the voting form must be submitted no later than June 2, 2026, 3:00 PM Paris time.

Your most current voting form is the one that will be taken into account at the Annual General Meeting.

If you hold ADSs:

If you are a holder of ADSs, you should follow the instructions provided by the Depositary or your broker, bank, or other nominee.

How does the Board of Directors recommend that I vote on the proposals?

Our Board of Directors recommends that you vote “FOR” the nominees to the Board of Directors in Proposals Nos. 7 to 10 and “FOR” each of Proposals Nos. 1 to 6 and 11 to 40.

What if I receive more than one proxy card?

You may receive more than one proxy card if you hold shares in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How can I vote my Ordinary Shares or ADSs?” for each account to ensure that all of your shares are voted.

Is voting confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our inspectors of election examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to Management any written comments you make on the proxy card or that you otherwise provide.

Will a list of record shareholders as of the record date be available?

For the fifteen days ending the day prior to the 2026 Annual General Meeting, a list of our record shareholders as of the close of business on the sixteenth day preceding the 2026 Annual General Meeting will be available for examination by any shareholders of record for a legally valid purpose in accordance with applicable laws and regulations. To access the list of record stockholders beginning May 24, 2025, and until the meeting, stockholders should email investors@dbv-technologies.com.

Where can I find the voting results of the Annual General Meeting?

The preliminary voting results will be announced at the Annual General Meeting, and we will publish preliminary results, or final results if available, in a current report on Form 8-K (the “Current Report”) within four (4) business days of the Annual General Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended Current Report on Form 8-K to disclose the final voting results within four (4) business days after the final voting results are known. The final voting results will also be published in a press release and under the section General Meeting of the Company’s website within fifteen days following the 2026 Annual General Meeting.

What are the costs of soliciting these proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

Where is the Annual General Meeting?

The 2026 Annual General Meeting will be held at 10:00 AM, Paris time, on June 3, 2026 at the Company’s headquarters located at 107, avenue de la République, 92320 Châtillon, France, and webcast with live audio on the Company’s website http://www.dbv-technologies.com, including the presentation of the results of the votes on the resolutions received by Société Générale Securities Services (if possible). Shareholders will also be able to access the recorded webcast of the Annual General Meeting on the Company’s website for at least the minimum legal and regulatory period from its publication online.

Who may attend the Annual General Meeting?

Holders of record of Ordinary Shares as of zero hour, Paris time, on May 27, 2026 or their duly appointed proxies, may attend the Annual General Meeting. Holders of Ordinary Shares may request an admission card for the Annual General Meeting by checking the appropriate box on the proxy form, dating and signing it, and returning the proxy form by regular mail or may present evidence of their status as a shareholder at the Annual General Meeting as of zero hour, Paris time, on May 27, 2026, or by showing identification on the day of the Annual General Meeting and attending in person.

Holders of ADSs will not be able to attend the Annual General Meeting.

Can I vote in person at the Annual General Meeting?

If you hold Ordinary Shares as of zero hour, Paris time, on May 27, 2026, you may vote in person at the Annual General Meeting unless you submit your proxy or voting instructions prior to the Annual General Meeting.

If you hold ADSs, you will not be able to vote the Ordinary Shares underlying your ADSs in person at the Annual General Meeting.

I share an address with another holder of ADSs, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single set of our proxy materials to any household at which two or more of our ADS holders of record reside, if we or your broker believe that the ADS holders of record are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. ADS holders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If a broker or other nominee holds your ADSs and (1) your household received a single set of proxy materials this year, but you would prefer to receive your own copy or you do not wish to participate in householding and would like to receive your own set of our proxy materials in future years or (2) you share an address with another ADS holder and together both of you would like to receive only a single set of proxy materials, please contact the broker or other nominee directly and inform them of your request, or contact us by directing your written request to DBV Technologies, S.A., Attention: Corporate Secretary, 107 avenue de la République 92320 Châtillon, France, or by contacting our Investor Relations department at +1 848-388-4584 or by email to investors@dbv-technologies.com. Be sure to include your name, the name of your brokerage firm and your account number.

Can I receive Company shareholder communications by electronic delivery?

Most shareholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail. You can choose this option and save us the cost of producing and mailing these documents by following the instructions provided on your proxy card or by following the instructions provided when you vote over the Internet.

Where can I find documents referenced in this proxy statement?

An English translation of the full text of the resolutions to be submitted to shareholders at the Annual General Meeting is included in Annex A of this proxy statement, and this proxy statement will be accompanied by the Company’s Annual Report on Form 10-K, which includes the consolidated financial statements of the Company for the fiscal year ended December 31, 2025, presented in accordance with generally accepted accounting principles in the United States. The Company’s Annual Report on Form 10-K was filed with the SEC on March 26, 2026, and is available on our website at https://www.dbv-technologies.com. In addition, the following documents are included in our Universal Registration Document, which is available on our website at https://www.dbv-technologies.com: (i) the statutory financial statements of the Company for the fiscal year ended December 31, 2025, prepared in accordance with generally accepted accounting principles as applied to companies in France; (ii) the consolidated financial statements of the Company for the fiscal year ended December 31, 2025, prepared in accordance with International Financial Reporting Standards as adopted by the European Union; (iii) the Board of Directors’ corporate governance report and management report; and (iv) the report of the statutory auditors concerning the statutory and consolidated financial statements of the Company for the fiscal year ended December 31, 2025, as well as the special report of the statutory auditors concerning the regulated agreements presented to shareholders for approval in Proposal No. 5.

You may obtain additional information, which we make available in accordance with French law, by contacting the Company at DBV Technologies S.A., 107 avenue de la République 92320 Châtillon, France, or by emailing investors@dbv-technologies.com. Such additional information includes, but is not limited to, the statutory auditors’ reports referenced in the resolutions described below.

What is the deadline to propose actions for consideration at next year’s annual general meeting of shareholders or to nominate individuals to serve as directors?

Shareholder proposals

Any holder of ADSs and/or Ordinary Shares desiring to present a resolution for inclusion in the Company’s proxy statement for the 2027 annual general meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must deliver such resolution to the Board of Directors at the address below no later than January 12, 2027.

In addition, under French law, holders of Ordinary Shares are permitted to submit a resolution for consideration so long as such matter is received by the Company no later than 25 days prior to the date of the annual general meeting. Holders of Ordinary Shares wishing to present resolutions at the 2027 annual general meeting made outside of Rule 14a-8 under the Exchange Act must comply with the procedures specified under French law. A shareholder who meets the requirements set forth in Articles L. 225-105 and R. 225-71 of the French Commercial Code may submit a resolution by sending such resolution to the address below by registered letter with acknowledgment of receipt or via e-mail. The resolution must include the text of the proposed resolution, a brief explanation of the reason for such resolution and an affidavit to evidence the shareholder’s holdings. Any holder of Ordinary Shares who meets the requirements set forth in Articles L. 225-105 and R. 225-71 of the French Commercial Code may submit a resolution for the appointment of a director to be considered by the 2027 annual general meeting by following the same procedure as described above and by including in his proposal the information on the candidate for the office of director provided for in Article R. 225-83 5° of the French Commercial Code.

In addition to satisfying the requirements under French law and our by-laws, to comply with the universal proxy rules, any holder of ADSs and/or Ordinary Shares who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than twenty-five (25) days before the 2027 annual general meeting.

All submissions to the Company should be made:

To DBV Technologies S.A.

107 avenue de la République 92320 Châtillon, France

Attention: Chairman of the Board of Directors

Email: legal@dbv-technologies.com

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board of Directors

Our business affairs are managed under the direction of our Board of Directors, which is currently composed of ten members. Nine of our directors are independent within the meaning of the Nasdaq Listing Rules, and seven out of the ten Directors are deemed independent within the meaning of the Middlenext Code. In accordance with article L.225-18-1 of the French Commercial Code, the number of directors of each gender may not be less than 40%.

The following table sets forth the names, ages as of April 15, 2026, and certain other information for each of the nominees for director and each of the continuing members of our Board of Directors:

Name	Age	Position	Term Expires
Nominees for director
Daniel Tassé	66	Chief Executive Officer and Director	2026
Maïlys Ferrère (3)	63	Director	2026
Michael J. Goller (6)	51	Director	2026
Ratification of provisional appointment
Philina Lee (2)	49	Director*	2028
Continuing directors
Michel de Rosen (2) (3)	75	Non-Executive Chairman of the Board	2028
Timothy E. Morris (4)	64	Director	2028
Daniele Guyot-Caparros (1) (2)	67	Director	2027
Adora Ndu (1)	44	Director	2027
Julie O’Neill (5)	60	Director	2027
Ravi M. Rao (3)	58	Director	2027

(1)	Member of our audit committee (the “Audit Committee”)
(2)	Member of our compensation committee (the “Compensation Committee”)
(3)	Member of our nominating and governance committee (the “Nominating and Governance Committee”).
(4)	Chairman of our Audit Committee
(5)	Chairman of our Compensation Committee
(6)	Chairman of our Nominating and Governance Committee
(*)

Philina Lee was provisionally appointed as Director by the Board of Directors at its meeting on October 30, 2025, to replace Mr. Daniel Soland, who left the Board of Directors on September 18, 2025. The ratification of her provisional appointment will be submitted to the 2026 ordinary General Meeting.

Nominees for director:

Daniel Tassé is a global healthcare leader with more than 30 years of experience transforming pharmaceutical and biotechnology companies and advancing innovative therapies, particularly for pediatric and rare disease populations. He has served as Chief Executive Officer of DBV Technologies since November 2018. Before joining DBV Technologies, he was Chairman and Chief Executive Officer of Alcresta Therapeutics, Inc. from 2016 to 2018, where he oversaw the clinical, regulatory, and commercial development of the company’s first product and led its successful market launch. From 2008 to 2015, he served as Chairman and Chief Executive Officer of Ikaria, Inc., a company focused on therapies and devices for critically ill patients. Under his leadership, Ikaria expanded internationally, advanced a diversified clinical pipeline, significantly increased revenues, and completed a strategic separation into two entities, Ikaria and Bellerophon Therapeutics. Earlier in his career, Daniel Tassé held multiple governance and industry leadership roles. He served on the board of

PhRMA, was a member of the Healthcare Leadership Council and the Health Section governing board, and co-chaired the Bioethics Committee. Daniel Tassé currently serves on the board of Regenxbio Inc., where he chairs the compensation committee and serves as lead independent director. He previously served on the boards of Indivior plc (2014–2021), including as Lead Independent Director, Interim Chair, and Chair of the audit committee; HLS Therapeutics (2018–2019); and Bellerophon Therapeutics Inc. (2014–2019). He holds a Bachelor of Science in Biochemistry from Université de Montréal and is fluent in French and English.

Maïlys Ferrère has served on the Board of Directors of DBV Technologies as observer from March 2012 to June 2016 and as a member since June 2016. Ms. Ferrère is a senior investment leader with extensive experience supporting the growth and international expansion of innovative technology and life sciences companies. Since 2013, she has served as director and Head of the Large Venture Fund at Bpifrance, France’s public investment bank, where she oversees investments in high-potential French technology businesses. She began her career in 1985 within the internal audit division of Société Générale before moving into equity capital markets origination at several French financial institutions.. She represents Bpifrance on the boards of Devialet, Doctolib (since 2023) and Fairmat (since 2025) and previously served on the board of Sequans Communications S.A. until 2023. She was also Bpifrance’s permanent representative on the board of Valneva SE until 2025. Her previous board roles include Innate Pharma SA (2017–2021), Valneva SE (2016 and 2019), Gensight Biologics S.A. (2016–2019), and Pixium Vision S.A. (2015–2017). Maïlys Ferrère is a graduate of the Institut d’Études Politiques de Paris and holds a bachelor’s degree in business law from Université Paris I Panthéon-Sorbonne.

Michael J. Goller has served on the Board of Directors of DBV Technologies since October 2015. Mr. Goller is a Partner at Baker Bros. Advisors LP. Prior to joining Baker Brothers in 2005, Mr. Goller was an Associate of JPMorgan Partners, LLC where he focused on venture investments in the life sciences sector from 1999 to 2003. Mr. Goller began his career as an investment banker with Merrill Lynch and Co. from 1997 to 1999. Mr. Goller holds a B.S. in Molecular and Cell Biology from The Pennsylvania State University, and a Master’s in both Biotechnology (School of Engineered and Applied Sciences) and Business Administration (Wharton School) from the University of Pennsylvania. He serves on the boards of BeOne Medicines, Ltd., Terremoto Biosciences Inc., and Replimune Group, Inc.

Ratification of provisional appointment:

Philina Lee has served on the Board of Directors of DBV Technologies since October 2025. Dr. Lee is a commercial and strategic leader with 20 years of biopharmaceutical and healthcare experience across immune and inflammatory disorders, rare diseases, and oncology. She is Chief Executive Officer at a clinical stage radiopharmaceutical company, AdvanCell, since December 2025. She most recently served as Chief Commercial Officer at Blueprint Medicines from 2022 to 2025. Over her decade-long tenure with the company, she held a series of strategic and operational leadership roles spanning the full value chain—from establishing the new product strategy and development function to leading portfolio strategy and program leadership. She later oversaw the successful launch and growth of AYVAKIT®. Earlier in her career, Dr. Lee held marketing and commercial leadership roles of increasing responsibility at Algeta, Sanofi, and Genzyme, gaining broad expertise in global product strategy and commercialization. She previously served on the board of Fusion Pharmaceuticals from 2021 to 2024, where she was a member of the nomination and governance committee and the research and development committee. Dr. Lee holds a Bachelor of Science in Biochemistry from the University of Alberta and a Ph.D. in Cell Biology from the Massachusetts Institute of Technology.

Continuing directors:

Michel de Rosen has served on the Board of Directors of DBV Technologies since June 2018 and is Chairman since March 2019. Mr. de Rosen has held chief executive and senior leadership roles across the biopharmaceutical, industrial, and telecommunications sectors in Europe and the United States. From 2009 until his retirement in 2017, he served as Chairman and Chief Executive Officer of Eutelsat Communications, guiding the company through a period of significant international growth. Previously, he was Chairman and Chief

Executive Officer of ViroPharma Incorporated from 2000 to 2008, leading the transformation of the U.S. biopharmaceutical company and expanding its portfolio and operations. Earlier in his career, Michel de Rosen spent more than 15 years in senior management roles within the Rhône-Poulenc group. His responsibilities included serving as Chief Executive Officer of Pharmuka from 1983 to 1986 and of Rhône-Poulenc Fibres et Polymères from 1988 to 1993. He also held high-level public sector positions within the French government, including roles at the Ministries of Finance, Defense, Industry, and Telecommunications, where he served as auditor at the Treasury, advisor to the Secretary of Defense, and chief of staff to the Minister of Industry. Michel de Rosen has served on the board of Forvia since 2017. He previously served on the boards of Pharnext SA (from 2015 to 2022) and Idorsia Pharmaceuticals Ltd. (from 2020 to 2021). He holds an M.B.A. from HEC and a Master’s degree in Public Administration from the École Nationale d’Administration.

Timothy E. Morris has served on the Board of Directors of DBV Technologies since March 2021. Mr. Morris is a seasoned financial and operational executive with extensive leadership experience across the biotechnology and pharmaceutical industries. Most recently, he served as Chief Financial Officer of Opthea Limited from 2022 to 2023, contributing to the company’s financing strategy and long-term planning. From 2020 to 2022, he was Chief Operating Officer and Chief Financial Officer of Humanigen, Inc., and prior to that, Chief Financial Officer of Iovance Biotherapeutics, Inc. from 2017 to 2020, supporting the company’s growth as a leader in cell therapy for cancer. Between 2014 and 2017, he served as Chief Financial Officer and Head of Business Development at AcelRx Pharmaceuticals, Inc. Earlier in his career, he held various senior financial leadership roles and served on the board of PAION Inc., a subsidiary of PAION AG. Mr. Morris currently serves on the boards of Aquestive Therapeutics, Inc., Invivus Therapeutics, and Humanetics Corporation, and he previously served on the board of Univercells SA until December 2025. He is also the founder and Managing Member of Accolade Pharma LLC, a private advisory firm focused on the biotechnology and pharmaceutical sectors. He holds a Bachelor of Science in Business Administration with an emphasis in accounting from California State University and is a Certified Public Accountant (inactive).

Danièle Guyot-Caparros has served on the Board of Directors for DBV Technologies since October 2022. Ms. Guyot-Caparros brings extensive financial and operational leadership experience across the life sciences sector. She began her career at PwC as an auditor, gaining foundational expertise in corporate finance with a particular focus on the chemical and pharmaceutical industries. In 1992, she joined Rhône-Poulenc-Rorer (later Aventis, then Sanofi), where she held several senior finance roles, including CFO Global R&D, CFO Europe, and Group Planning lead. During this time, she developed strong capabilities in business development and product portfolio optimization. In 2008, she became Senior Advisor at Deloitte France, contributing to the growth of the firm’s Life Sciences & Health Care practice. Danièle Guyot-Caparros has since served as an independent director in multiple biotech and medtech companies. From 2015 to 2017, she was a member of the supervisory board and the Audit Committee of Diaxonhit (now Eurobio Scientific). She later chaired the audit committee of Supersonic Imagine until its acquisition by Hologic in 2019. From 2013 to June 2022, she served on the board of Onxeo, where she chaired the audit committee and was Chair of the board from May 2019 to July 2021. In June 2024, she became Chair of the Audit, Risk and Compliance Committee of Valneva SE. In October 2025, she was appointed to Alten’s board as an independent director and Chair of the audit committee. She currently serves on the board of Valneva SE and Alten. Danièle Guyot-Caparros is a graduate of ICN Business School (Institut Commercial de Nancy), specializing in finance and accounting. She also holds an independent director certification from IFA–Sciences Po.

Adora Ndu has served on the Board of Directors of DBV Technologies since May 2021. Ms. Ndu is Chief Regulatory Affairs Officer and Executive Vice President, Portfolio Strategy & Management at BridgeBio Pharma, Inc., a U.S. biotechnology company, a position she has held since January 2022. Before joining BridgeBio, she spent more than four years at BioMarin Pharmaceutical. From January 2021 to January 2022, she served as Group Vice President and Head of Worldwide Research & Development Strategy, Scientific Collaborations and Policy. From 2017 to 2021, she held roles of increasing responsibility across regulatory affairs, policy, patient engagement, outcomes research, and international operations, rising from Senior Director to Executive Director and Vice President. During her tenure, she chaired several regulatory affairs committees for sector-leading organizations, including the Alliance for Regenerative Medicine and the American Society for Gene and Cell Therapy. Earlier in her career, Adora Ndu served at the U.S. Food and Drug Administration from 2008 to 2016, including as Division Director in the Division of Medical Policy Development, and as an officer in the U.S. Public Health Service Commissioned Corps. She has served on the board of Acadia Pharmaceuticals since 2022 and was an adjunct lecturer in the Johns Hopkins University Masters in Biotechnology Enterprise and Entrepreneurship program from 2019 to 2025. Adora Ndu holds a Doctor of Pharmacy degree from Howard University and a Juris Doctor from the University of Maryland Francis King Carey School of Law.

Julie O’Neill has served on the Board of Directors of DBV Technologies since June 2017. Ms. O’Neill is an experienced global operations leader with more than two decades of senior experience in the biopharmaceutical industry. From 2015 to 2018, she served as Executive Vice President, Global Operations at Alexion Pharmaceuticals Inc., where she oversaw worldwide manufacturing, supply, and quality operations. Prior to this role, she was Senior Vice President, Global Manufacturing Operations and General Manager of Alexion Pharma International Trading from 2014 to 2015. Before joining Alexion, she spent 17 years at Gilead Sciences, Inc. in roles of increasing responsibility, culminating in her position as Vice President of Operations and General Manager for Ireland from 2011 to 2014. During this period, she led the establishment and expansion of Gilead’s Irish subsidiary, including the development of its manufacturing site, supply chain, quality systems, and distribution capabilities. Earlier in her career, she held management positions at Burnil Pharmacies and Helsinn Birex Pharmaceuticals, Inc. In 2019, Julie O’Neill supported DBV Technologies as a consultant, contributing to CMC activities including the BLA resubmission for Viaskin Peanut. She currently serves on the boards of the National Institute for Bioprocessing Research & Training (since 2015), ICON plc (since 2019), ARTBIO Inc. (since 2025) and Chapper Healthcare Ireland Limited (since 2026). She previously served on the boards of Advancion Sciences (2022-2025), Achilles Therapeutics plc (2021-2024) and ILC Dover (2021-2024). Julie O’Neill holds a Bachelor of Science in Pharmacy from the University of Dublin, Trinity College, and a Master of Business Administration from the University College Dublin Smurfit School of Business. She also holds diplomas in risk management, internal audit and compliance, and medical law, and is a Chartered Director of the Institute of Directors in Ireland.

Ravi M. Rao has served on the Board of Directors of DBV Technologies since May 2021. Mr. Rao is an accomplished biopharmaceutical leader with extensive experience spanning research and development, clinical practice, and medical affairs across global organizations. Since 2022, he has served as Chief Medical Officer of Sitryx Therapeutics and as a Venture Partner at SV Health Investors. He previously served as Chief Medical Officer at Oxford Biomedica from 2022 to 2023, and from 2020 to 2022 was Head of Research & Development and Chief Medical Officer at Swedish Orphan Biovitrum AB (Sobi), where he oversaw global development activities across the company’s rare disease portfolio. From 2019 to 2020, Dr. Rao was Chief Medical Officer of Aeglea Biotherapeutics Inc. Earlier, he spent seven years at GlaxoSmithKline plc, holding senior leadership roles including Vice President, Global Medical Affairs, Immunology and Specialty Medicine, and Vice President, Head of Drug Development in R&D for Immuno-Inflammation. Prior to joining GSK, he served as Group Medical Director for Immunology Clinical Development at Roche Pharmaceuticals. Dr. Rao began his career in academia as a rheumatologist at Imperial College London and as a postdoctoral research fellow at Harvard University. He was appointed to the board of Invivus Therapeutics in December 2025 and Autolus Therapeutics plc in April 2024, where he serves on the research and development committee. Dr. Rao holds a Bachelor of Arts with Honors and an MB BChir from the University of Cambridge. He earned an MRCP from the Royal College of Physicians and a Ph.D. from Imperial College London. He is also an Honorary Member of the Faculty of Pharmaceutical Medicine.

There are no family relationships between or among any of our Directors. The principal occupation and employment during the past five years of each of our Directors was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our Directors and any other person or persons pursuant to which he or she is to be selected as a Director.

There are no legal proceedings to which any of our Directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or any of our subsidiaries.

Directors’ Compensation

Please refer to Annex B and Annex C for information regarding Directors’ compensation.

Corporate Governance

Board of Directors Composition and Functioning

The composition and functioning of the Board of Directors comply with all applicable requirements of the French Commercial Code, the Middlenext Code, the Exchange Act, and Nasdaq and SEC rules and regulations. Our Board of Directors operates pursuant to Rules of Procedure adopted by the Board of Directors and last amended on December 7, 2023. A copy of the Board Rules of Procedure is available on the Corporate Governance section of our website at https://www.dbv-technologies.com.

Director Independence and Independence Determinations

The Board shall assess the independence of each Director when she/he is first appointed, and at least annually.

In determining independence, the Board considers the definitions of independence set forth in the Nasdaq Listing Rules, the Exchange Act, and the Middlenext Code, as well as other factors that will contribute to effective oversight and decision-making by the Board. The independence criteria set out in the Nasdaq Listing Rules and in the Middlenext Code are detailed in the Board Rules of Procedure.

The Board must be composed of (a) not less than a majority of independent Directors within the meaning of the Nasdaq Listing Rules, subject to any exceptions permitted by the Nasdaq Listing Rules and the Securities Exchange Act, and (b) at least two (2) independent members within the meaning of the Middlenext Code (which independent members may be the same as the independent Directors under the Nasdaq Listing Rules).

In accordance with the Nasdaq Listing Rules and Middlenext Code, a Director shall be considered independent if she/he does not have any relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. In addition, in accordance with the Nasdaq Listing Rules, to be considered independent, a Director shall not be subject to any of the mandatory bars to independence set forth in Rule 5605(a) of the Nasdaq Listing Rules and Rule 3 of the Middlenext Code.

In addition, in assessing independence, our Board of Directors considered the relationships that each non-employee Director has with us and all other facts and circumstances our Board of Directors deemed relevant in determining the Director’s independence, including the number of Ordinary Shares the Director and his or her affiliated entities (if any) may beneficially own.

After review of all relevant identified transactions or relationships between each Director, or any of his or her family members, and us, our senior management and our independent auditors, the Board has affirmatively determined (i) all of our Directors, as follows, including Daniel Soland, who left the Board of Directors on September 18, 2025, and other than Daniel Tassé, are independent Directors within the meaning of the applicable Nasdaq Listing Standards: Michel de Rosen; Maïlys Ferrère; Michael J. Goller; Timothy E. Morris; Adora Ndu; Julie O’Neill; Philina Lee; Daniel Soland (who left the Board of Directors on September 18, 2025); Ravi M. Rao; and Danièle Guyot-Caparros and (ii) a majority of our Directors, as follows, other than Daniel Tassé, Michael J. Goller and Maïlys Ferrère, are independent Directors within the meaning of the MiddleNext Code: Michel de Rosen; Timothy E. Morris; Adora Ndu; Julie O’Neill; Philina Lee; Daniel Soland; Ravi M. Rao; and Danièle Guyot-Caparros.

Director Nomination Process and Qualifications

We currently have ten Directors, five of whom are citizens or residents of the United States. Under French law and our by-laws, our Board of Directors must be composed of between three and eighteen members. Within this limit, the number of Directors is determined by the ordinary general meeting, upon proposal of the Board of Directors. The number of Directors of each gender may not be less than 40%, in compliance with articles L 225-18-1 and L 22-10-3 of the French Commercial Code. Any appointment made in violation of this limit that is not remedied will be null and void. Directors are elected, re-elected and may be removed at an ordinary general meeting with a simple majority vote of our shareholders.

Pursuant to our by-laws, the term of a Director is three years, subject to a lesser period which could either be one- or two-year(s) for the purpose of a staggered Board. In accordance with French law, our by-laws also provide that our Directors may be removed with or without cause by the affirmative vote of the shareholders of at least a majority of the votes of the shareholders present, represented by a proxy or voting by mail at the relevant ordinary general meeting, and that any vacancy on our Board of Directors resulting from the death or resignation of a Director, provided there are at least three Directors remaining, may be filled by vote of a majority of our Directors then in office provided that there has been no shareholders meeting since such death or resignation. Directors chosen or appointed to fill a vacancy shall be elected by the Board of Directors for the remaining duration of the current term of the replaced Director. The appointment must then be ratified at the next shareholders’ ordinary general meeting. In the event the Board of Directors would be composed of less than three Directors as a result of a vacancy, the remaining Directors shall immediately convene a shareholders’ meeting to elect one or several new Directors so there are at least three Directors serving on the Board of Directors, in accordance with French law. The number of Directors aged over 80 cannot exceed one third of the Board of Directors.

In accordance with Articles L.225-105 and R.225-71 of the French Commercial Code, one or more shareholders holding at least 5% of the share capital may request the inclusion of additional items or draft resolutions on the agenda of the General Meeting, including draft resolutions relating to the appointment of a Director.

To propose the appointment of a Director, shareholders must send to the Company’s registered office by registered letter with acknowledgement of receipt, at least twenty-five days prior to the date of the Annual General Meeting, the wording of the proposed draft resolution, together with (i) a justification of the shareholding, (ii) a justification for the inclusion of this resolution on the agenda, (iii) a brief statement of reasons, and (iv) all information regarding the director candidate required under applicable law and corporate governance rules.

The Company will publish and submit to the Annual General Meeting any admissible draft resolutions thus requested, in accordance with the legal and regulatory provisions in force.

The Nominating and Governance Committee will consider director candidates recommended by shareholders in the same manner as candidates identified by the Committee or the Board of Directors. Shareholders who wish to recommend a candidate for consideration by the Nominating and Governance Committee may do so by following the procedures set forth above for the inclusion of draft resolutions on the agenda of the Annual General Meeting. The Nominating and Governance Committee evaluates all candidates, whether identified by the Committee, the Board or recommended by shareholders, using the same criteria, including the minimum qualifications and other factors described under “Considerations in Evaluating Director Nominees” below.

Board Leadership Structure

In accordance with article L225-51-1 of the French Commercial Code, our Board is empowered to determine whether the roles of Chairman and Chief Executive Officer should be combined or separated, based on what it believes is in the best interests of the Company at a given point in time.

Michel de Rosen has served as Chairman of the Board of Directors since March 4, 2019. He is an independent Director under the Nasdaq Listing Rules and Middlenext Code. Michel de Rosen’s Director mandate was renewed at the June 11, 2025, Annual General Meeting and his position as Chairman of the Board at the June 11, 2025, Board meeting. While Michel de Rosen provides independent leadership, he also works closely with our Chief Executive Officer to ensure that our Directors receive the information that they need to perform their responsibilities, including discussing and providing critical review of the matters that come before the Board and assessing management’s performance.

The Board believes that separation of the positions of the Chairman and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of the Company. In addition, the Company believes that having an independent Chairman creates an environment that is more conducive to the Board’s objective evaluation and oversight of management’s performance, increasing management accountability, and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its shareholders, including with respect to evaluating whether the steps taken by management to manage risks are appropriate for the Company.

Board Meeting Attendance

During our fiscal year ended December 31, 2025, the Board of Directors held 24 meetings (including regularly scheduled, special meetings and written consultations), and each Director attended at least (i) 94% of the total number of meetings of our Board of Directors held during the period for which he or she has been a Director and (ii) 100% of the total number of meetings held by all committees of our Board of Directors on which he or she served during the periods that he or she served as required under the Board Rules of Procedure.

We encourage, but do not require, members of our Board of Directors to attend our Annual General Meetings. Most of our Directors attended the General Meeting of June 11, 2025.

Board Committees

The Board of Directors has established an Audit Committee, a Nominating and Governance Committee and a Compensation Committee, each of which operates pursuant to a written charter adopted by our Board of Directors that satisfies the applicable rules and regulations of the SEC and the Nasdaq Listing Rules. The composition and functioning of all of our committees complies with all applicable requirements of the French Commercial Code, the Middlenext Code, the Exchange Act, Nasdaq and SEC rules and regulations.

Subject to the following paragraph concerning the Audit Committee, in accordance with French law, committees of our Board of Directors only have an advisory role on matters requiring approval of the Board of Directors under French law and can only make recommendations to our Board of Directors on such matters. As a result, decisions are made by our Board of Directors taking into account non-binding recommendations of the relevant Board committee.

Name	Audit	Compensation	Nominating and Governance
Daniel Tassé
Michel de Rosen		X	X
Maïlys Ferrère			X
Michael J. Goller			Chair
Timothy E. Morris	Chair
Adora Ndu	X
Julie O’Neill		Chair
Philina Lee		X
Daniel Soland*		X

Name	Audit	Compensation	Nominating and Governance
Ravi M. Rao			X
Danièle Guyot-Caparros	X	X

*	Mr. Daniel Soland resigned from the Board of Directors on September 18, 2025.

Below is a description of each committee of the Board.

Audit Committee

Our Audit Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and Nasdaq Listing Rules. A copy of the charter of our Audit Committee is available on the Corporate Governance section of our website at https://www.dbv-technologies.com.

During our fiscal year ended December 31, 2025, our Audit Committee held 7 meetings.

The Audit Committee is composed entirely of independent Directors in accordance with applicable law, including the French Commercial Code, the Middlenext Code and Nasdaq Listing Rules. All members of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. In addition, at least one (1) of the Directors who is independent must qualify as an “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K under the U.S. Securities Act of 1933, as amended, and shall be a member of the Audit Committee as described below. A person who satisfies the definition of “audit committee financial expert” will also be presumed to have financial sophistication. In order to comply with Article L.823-19 II of the French Commercial Code, such person shall also have an outstanding knowledge in the field of finance, accounting and audit of accounts (compétences particulières en matière financière, comptable ou de contrôle légal des comptes).

Mr. Morris, Ms. Ndu, and Ms. Guyot-Caparros currently serve on our Audit Committee. Mr. Morris is the chairman of our Audit Committee since October 3, 2022. Our Board has determined that each of Mr. Morris, Ms. Ndu, and Ms. Guyot-Caparros is independent within the meaning of Nasdaq Listing Rules and the independence requirements contemplated by Rule 10A-3 under the Exchange Act. Our Board of Directors has further determined that each member of the Audit Committee is able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement, as required by Nasdaq Rule 5605(c)(2)(A). Our Board of Directors has further determined that Mr. Morris is an “audit committee financial expert” as defined by SEC rules and regulations and that Mr. Morris qualifies as financially sophisticated under the applicable exchange listing rules.

In compliance with Article L.823-19 II of the French Commercial Code and Rule 7 of the Middlenext Code, at least one of the Board’s independent Directors has specific expertise in financial, accounting or statutory auditing.

Our Audit Committee has the following responsibilities, pursuant to the provisions of Article L.823-19 II of the French Commercial Code:

•	monitoring the process of preparing the financial information and, where appropriate, make recommendations to ensure its integrity;

•

monitoring the efficiency of risk management and internal control systems, as well as that of internal audits if applicable, with regard to the preparation and processing of financial and accounting information, without prejudice to its independence;

•	issuing a recommendation on the statutory auditors to be proposed for appointment at the ordinary general meeting. This recommendation to our Board of Directors is prepared in accordance with the provisions of Article 16 of (EU) Regulation no. 537/2014; it also issues a recommendation to this body when the renewal of the mandate of the auditor(s) is considered. Except for renewal, the recommendation must be justified and contain at least two choices while stating a reasoned preference. This recommendation is prepared following a selection procedure led by our Audit Committee. The recommendations and preferences of our Audit Committee are presented at our ordinary general meeting held to determine the appointment of the statutory auditor;

•

monitoring implementation by the statutory auditors of their mission and taking account of any findings and conclusions made by the French High Council of Statutory Auditors following controls carried out pursuant to Articles L. 821-9 et seq. of the French Commercial Code;

•

ensuring that the statutory auditors comply with independence criteria; where applicable, our Audit Committee takes the required measures for application of the provisions relating to financial independence set out in Article 4 section 3 of (EU) Regulation no. 537/2014 and ensures compliance with the conditions specified in Article 6 of the same regulation;

•	approving the provision of services other than the auditing of accounts referred to in Article L. 822-11-2 of the French Commercial Code; and

•

regularly reporting to our Board of Directors on the performance of its tasks. Our Audit Committee also reports on the outcome of the accounts auditing task, how this task contributed to the integrity of the financial information and the role it played in that process. Our Audit Committee immediately informs our Board of Directors about any difficulties encountered.

Our Audit Committee has, in addition to the legal provisions mentioned above, the main following responsibilities:

•

reviewing and discussing the oversight of cybersecurity and data privacy matters, including the Company’s guidelines and policies with respect to data privacy, technology and information security risks, and the steps taken by management to monitor and control such exposures;

•

evaluating, at least annually, the performance of the statutory auditors, assessing their qualifications (including their internal quality control procedures and any material issues raised by the most recent internal quality control review or any investigations by regulatory authorities), and recommending to the Board whether to retain or terminate the engagement of the existing statutory auditors;

•

prior to recommending the engagement of any prospective statutory auditors, reviewing written disclosures regarding all relationships that may reasonably be thought to bear on independence, consistent with PCAOB Rule 3526;

•	recommending to the Board the approval of audit engagements and permissible non-audit services of the statutory auditors, including the scope, plans and compensation therefor;

•

reviewing with management and the statutory auditors the results of the annual audit, including the statutory auditors’ assessment of the quality of the Company’s accounting principles and practices, and discussing the matters required to be discussed by PCAOB Auditing Standard No. 1301, Communications with Audit Committees;

•

reviewing with management and the statutory auditors, as appropriate, the Company’s audited financial statements for inclusion in the Annual Report on Form 10-K and the quarterly financial statements for inclusion in the Quarterly Reports on Form 10-Q, prior to filing with the SEC;

•	reviewing with management and the statutory auditors, as appropriate, earnings press releases and the substance of financial information and earnings guidance provided to analysts and rating agencies;

•	overseeing the Company’s major legal compliance risk exposures;

•

reviewing and assessing the adequacy of the Audit Committee’s charter at least annually and participating in the annual evaluation of the Audit Committee’s performance as part of the Board’s annual assessment;

•	overseeing the preparation and review of the Company’s financial reports, including reports to be filed with the SEC or with the Autorité des Marchés Financiers;

•	investigating any matter brought to the attention of the Audit Committee within the scope of its duties if, in the judgment of the Audit Committee, such investigation is necessary or appropriate; and

•	reviewing and establishing appropriate insurance coverage for the Company’s Directors and officers.

In addition to the functions referred to above, our Board of Directors entrusts the following specific missions to our Audit Committee:

With regard to our financial statements:

•	to examine and verify our draft budgets and draft annual and interim financial statements before they are sent to the Board of Directors;

•	to examine the draft comments, announcements and financial communication concerning our financial statements; and

•	to provide a timely opinion to our administrative and financial management upon the latter’s request.

With regard to our cash flow:

•	to examine and verify our general cash flow policy (investments and loans, risk hedging tools) and our cash flow situation.

With regard to risk management:

•

to establish and oversee procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•	to examine off-balance sheet risks and commitments;

•	to examine the relevance of risk monitoring procedures; and

•

to review and oversee all related-party transactions, including related person transactions as defined under SEC Regulation S-K Item 404 and under article L. 225-38 et seq. of the French Commercial Code, in accordance with our internal policy.

Board of Directors and Audit Committee Risk Oversight

Our Board of Directors is primarily responsible for the oversight of our risk management activities and has delegated to the Audit Committee the responsibility to assist our Board in this task. While our Board oversees periodically our risk management, our management is responsible for day-to-day risk management processes and keeping the Company’s risk register, including, without limitation, management of cybersecurity, data privacy, and information technology risks and procedures. Our Board of Directors expects our management to consider risk and risk management in each business decision, to proactively develop and monitor risk management strategies and processes for day-to-day activities and to effectively implement risk management strategies adopted by the Board of Directors. We believe this division of responsibilities is the most effective approach for addressing the risks we face.

Board of Directors and Audit Committee Cybersecurity Oversight

The Board of Directors and the Audit Committee recognize the importance of cybersecurity management. As part of its risk oversight responsibilities, the Audit Committee is authorized to receive briefings from our Chief Financial Officer regarding cybersecurity and information technology risks, controls, and procedures, including the Company’s plans to mitigate cybersecurity and business continuity risks and to respond to data breaches and other cybersecurity incidents, as well as any cybersecurity issue that could affect the adequacy and effectiveness of the Company’s internal controls. The Audit Committee may also request updates on efforts regarding data loss prevention, regulatory compliance, data privacy, threat and vulnerability management, cyber-crisis management, or other topics, as it deems appropriate. Management is responsible for keeping the Audit Committee informed of material cybersecurity developments, and the Audit Committee reports to the Board of Directors, as appropriate.

Statutory Auditors

Nasdaq Listing Rules require that the Audit Committee have the specific Audit Committee responsibilities and authority necessary to comply with Rule 10A-3(b)(2), (3), (4) and (5) under the Exchange Act, which requires, among other things, that the Audit Committee have direct responsibility for the appointment, determination of compensation, retention and oversight of our auditors, authority to engage independent counsel and other advisors as it determines necessary, establishment of procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (including confidential, anonymous submissions by employees), and appropriate funding as determined by the Audit Committee. However, Rule 10A-3 provides that if the laws of a company’s home country prohibit the full Board of Directors from delegating such responsibilities to the Audit Committee, the Audit Committee’s powers with respect to such matters may instead be advisory. As indicated above, under French law, our Audit Committee may only have an advisory role on matters requiring approval of the Board of Directors under French law and can only make recommendations to our Board of Directors on such matters. In accordance with its Charter, the Audit Committee has authority to retain and determine the compensation for, at the expense of the Company, special legal, accounting or other advisors, experts or consultants as it deems necessary or appropriate in the performance of its duties, and the Company provides appropriate funding as determined by the Audit Committee. Moreover, Rule 10A-3 also provides that its Audit Committee requirements do not conflict with any laws of a company’s home country that require shareholder approval of such matters. Under French law, our shareholders must appoint, or renew the appointment of, the statutory auditors once every six fiscal years. In accordance with the applicable requirements of the French Commercial Code, we have two statutory auditors.

Our shareholders renewed Deloitte & Associés S.A. as our independent registered public accounting firm at the 2023 ordinary general meeting, for a term of six years ending on the date of the 2029 ordinary general meeting, and KPMG S.A. as our other independent registered public accounting firm at the 2020 ordinary general meeting for a term of six years ending on the date of the 2026 Annual General Meeting.

Renewal of KPMG S.A. for another term of office of six years is submitted to the vote of the 2026 Annual General Meeting in the sixth resolution.

Compensation Committee

Our Compensation Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC, Nasdaq Listing Rules and the Middlenext Code. A copy of the charter of our Compensation Committee is available on the Corporate Governance section of our website at https://www.dbv-technologies.com.

During our fiscal year ended December 31, 2025, our Compensation Committee held 8 meetings.

The Compensation Committee is composed entirely of independent Directors in accordance with Nasdaq Listing Rules applicable to compensation committee members and the “non-employee director” standard within the meaning of Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee has also considered the additional independence factors required by Nasdaq Rule 5605(d)(2)(A)-(B) with respect to each current member and, during his tenure on the Committee, Mr. Soland. In compliance with Rule 7 of the Middlenext Code, the chairperson of the Compensation Committee is an independent Director, Ms. O’Neill, and the Chief Executive Officer does not serve on the Committee.

Mr. de Rosen, Ms. O’Neill, Ms. Lee, and Ms. Guyot-Caparros currently serve on the Compensation Committee.

Our Compensation Committee has, in particular, the following main responsibilities:

•

ensuring that the Company’s compensation policy for the Chief Executive Officer complies with the Company’s corporate interests and business strategy and contributes to its long-term viability, is consistent with market and industry practices, so that the compensation policy of the Company remains attractive to current and prospective talent in the biopharmaceutical market, and complies with applicable laws and corporate governance standards; reviewing on an annual basis, and recommending to the Board for its approval and submission to the Company’s ordinary general meeting, in compliance with the French say on pay rules, all items of the Chief Executive Officer’s compensation;

•	evaluating the Chief Executive Officer’s performance in light of relevant corporate goals and objectives;

•	reviewing, on an annual basis, the compensation of the Chairman of the Board and, if relevant, issuing a recommendation to the Board regarding the amount of such compensation;

•

ensuring that the Company’s compensation policy for the Directors takes into account the Director’s attendance to Board meetings and Committees’ membership (if any) in accordance with the corporate governance recommendations;

•

ensuring that the Company’s compensation policy for Section 16b-3 Officers complies with the Company’s corporate interests and business strategy and contributes to its long-term viability, is consistent with market and industry practices, so that the compensation policy of the Company remains attractive to current and prospective talent in the biopharmaceutical market, and complies with applicable laws and corporate governance standards;

•	reviewing, on an annual basis, the compensation of Section 16b-3 Officers and, if relevant, issuing a recommendation to the Board regarding the amount of such compensation.

•

making recommendations to the Board regarding any decisions to adopt, amend or terminate the Company’s equity incentive plans, pension and profit sharing plans, deferred compensation plans and similar programs;

•	reviewing and discussing, on an annual basis, with the Company’s management the disclosures on compensations contained in:

o	the Board’s corporate governance report (rapport sur le gouvernement d’entreprise) included in the Universal Registration Document (URD) to be filed with the Autorité des marchés financiers; and

o

the Company’s annual reports on Form 10-K, registration statements, proxy statements or information statements (“Compensation Discussion and Analysis”) to be filed with the Securities and Exchange Commission;

•

reviewing and assessing the adequacy of the Compensation Committee’s charter at least annually and participating in the annual evaluation of the Compensation Committee’s performance as part of the Board’s annual assessment.

•

The Compensation Committee has the authority to retain or obtain the advice of compensation consultants, independent legal counsel and other advisers as it determines necessary or appropriate in the performance of its duties. The Company provides appropriate funding, as determined by the Compensation Committee, for payment of reasonable compensation to any such adviser retained by the Compensation Committee. In selecting any such adviser, the Compensation Committee considers the independence of such adviser in accordance with the factors specified in Nasdaq Rule 5605(d)(3)(D), including the provision of other services to the Company by the adviser’s employer, the amount of fees received from the Company by the adviser’s employer as a percentage of total revenue, the policies and procedures of the adviser’s employer designed to prevent conflicts of interest, any business or personal relationship of the adviser with a member of the Compensation Committee, any stock of the Company owned by the adviser, and any business or personal relationship of the adviser with an executive officer of the Company. The Compensation Committee has engaged Pay Governance, LLC (“Pay Governance”) and Aon Consulting as its independent compensation consultants to provide market data, peer group benchmarking and advice on executive and non-employee director compensation matters. The Compensation Committee has assessed the independence of Pay Governance and Aon Consulting in accordance with Nasdaq Rule 5605(d)(3)(D) and SEC rules and has concluded that Pay Governance and Aon Consulting’s engagements do not raise any conflict of interest.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets at least once every year and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not be present during, any voting or deliberations of the Compensation Committee regarding his or her compensation.

The charter of the Compensation Committee grants each member of the Compensation Committee full access to all books, records, facilities and personnel of the Company as deemed necessary or appropriate by any member of the Committee to discharge his or her responsibilities. In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other advisors and consultants that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the appointment, compensation and oversight of the work of any consultants or advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other terms and conditions of such engagement, including the authority to terminate the engagement. Under the charter, the Compensation Committee may retain, or receive advice from, a compensation consultant or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration the Nasdaq Listing Rules that bear upon the adviser’s independence.

The Compensation Committee has engaged Pay Governance LLC (“Pay Governance”) since 2020, and Aon Consulting, Inc. (“Aon”) since 2025 as its compensation consultants. Our Compensation Committee identified both consultants based on their general reputation in the industry. During 2025, the Compensation Committee requested that:

(i)	Pay Governance:

•	assist in providing competitive compensation data for all of the Company’s executive positions and its Board of Directors;

•	propose go-forward changes relating to executive cash and equity compensation; and

•	review our non-employee director compensation policy and recommend changes as deemed appropriate to maintain or improve competitiveness.

(ii)	Aon:

•	support a range of compensation-related initiatives, including market benchmarking, long-term compensation modeling, and job grading;

•	access to Aon’s broader compensation planning platforms and services;

•	provide external market data, advise on compensation structure design, develop modeling scenarios for long-term incentives, and deliver guidance on job architecture; and

•	review our non-employee director compensation policy and recommend changes as deemed appropriate to maintain or improve competitiveness.

The Compensation Committee has analyzed whether the work of Pay Governance and Aon as compensation consultants raise any conflict of interest, taking into account relevant factors in accordance with SEC rules and Nasdaq listing standards. Based on its analysis, our Compensation Committee determined that the work of Pay Governance and Aon and the individual compensation advisors employed by Pay Governance and Aon does not create any conflict of interest pursuant to the SEC rules and Nasdaq listing standards.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee is or has been an officer or employee of our Company. None of our executive officers currently serves, or in the past year has served, as a member of the Board of Directors or Compensation Committee (or other Board committee performing equivalent functions or, in the absence of any such committee, the entire Board) of any entity that has one or more of its executive officers serving on our Board of Directors or Compensation Committee.

Nominating and Governance Committee

Our Nominating and Governance Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC, the Nasdaq Listing Rules, the Middlenext Code and French law. A copy of the charter of our Nominating and Governance Committee is available on the Corporate Governance section of our website at https://www.dbv-technologies.com.

During our fiscal year ended December 31, 2025, our Nominating and Governance Committee held 2 meetings.

Ms. Ferrère, Mr. Goller, Mr. Rao, and Mr. de Rosen currently serve on the Nominating and Governance Committee. All members of the Nominating and Governance Committee satisfy the independence requirements imposed by Nasdaq applicable to Nominating and Governance Committee members. In compliance with Rule 7 of the Middlenext Code, the chairperson of the Nominating and Governance Committee is an independent Director, Mr. Goller, and no executive officer serves on the Committee.

Our Nominating and Governance Committee has, in particular, the following main responsibilities:

•

identifying and evaluating candidates to serve on the Board consistent with criteria approved by the Board, including consideration of potential conflicts of interest as well as applicable independence, experience and other requirements; reviewing, evaluating and considering the recommendation for nomination of incumbent directors for re-election to the Board; monitoring the size of the Board; considering recommendations for Board nominees and proposals submitted by the Company’s shareholders and recommending to the Board appropriate action thereon; and making any disclosures required by Nasdaq Listing Rules and applicable law in the course of exercising its authority;

•

periodically reviewing, discussing and assessing the performance of the Board, including Board Committees, seeking input from the full Board and others, including evaluation of the Board’s contribution as a whole, the Board’s effectiveness in serving the best interests of the Company and its shareholders, overall Board composition and makeup, and the independence of directors, including whether a majority of the Board continue to be independent from management in both fact and appearance, as well as within the meaning prescribed by Nasdaq and Middlenext Code;

•

overseeing the Board’s Committee structure and operations, and making recommendations to the Board regarding the appointment of Directors to serve as members of each Committee and Committee chairs, after due consideration of the interests, independence and experience of the individual Directors and the independence and experience requirements set forth in the Nasdaq Listing Rules, the Middlenext Code, the rules and regulations of the SEC and applicable law;

•	periodically reviewing and making recommendations to the Board regarding the Company’s process for shareholder communications with the Board;

•

implementing an orientation process for new directors, including background material on the Company’s policies and procedures and expectations as to Director and Committee members’ duties and responsibilities, meetings with senior management and visits to the Company’s facilities, and recommending to the Board continuing education programs for Directors;

•	periodically reviewing and assessing the Board Rules of Procedure and recommending any changes deemed appropriate to the Board;

•

developing and periodically reviewing with the Chief Executive Officer the plans for succession for the members of the Executive Committee, including Section 16b-3 Officers, and making recommendations to the Board with respect to the selection of appropriate individuals to succeed to these positions; and separately developing and periodically reviewing with the Board the plans for succession for the Chairperson of the Board and the Chief Executive Officer, and making recommendations to the Board with respect to the selection of appropriate individuals to succeed to this position;

•

periodically reviewing the processes and procedures used by the Company to provide information to the Board and its Committees, including reporting channels, access to outside advisors and timeliness of information, and making recommendations to the Board for improvement as appropriate;

•

considering the Board’s leadership structure, including the separation of the Chairperson and Chief Executive Officer roles and/or appointment of a lead independent director, and making recommendations to the Board with respect thereto, and reviewing and discussing the narrative disclosure regarding the Board leadership structure and role in risk oversight required by Item 407(h) of Regulation S-K;

•

reviewing and assessing the adequacy of the Nominating and Governance Committee’s charter periodically and participating in the annual evaluation of the Nominating and Governance Committee’s performance as part of the Board’s annual assessment; regularly reporting to the Board regarding the Nominating and Governance Committee’s actions; and performing such other functions and having such other powers as may be necessary or appropriate in the discharge of the foregoing.

Members of the Nominating and Governance Committee may not receive any compensation from the Company except the fees received as a member of the Board or any committee thereof.

Considerations in Evaluating Director Nominees

The Nominating and Governance Committee works with the Board of Directors to determine periodically, as appropriate, to the extent permitted or required under applicable laws, the qualifications, expertise and characteristics of the Board of Directors, including such factors as business experience and differences in professional background, education, skill, and other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on the Board of Directors. At a minimum, the Nominating and Governance Committee believes that nominees for Director must (i) be able to read and understand basic financial statements, (ii) be over 21 years of age, and (iii) have the highest personal integrity and ethics. Beyond these minimum qualifications, nominees are expected to satisfy nearly all of the following criteria: (i) a demonstrated excellence in his or her field, including professional achievement and leadership experience, (ii) relevant expertise upon which to be able to offer advice and guidance to management, (iii) the ability to exercise sound business judgment, (iv) freedom from conflicts of interest that would interfere with the proper performance of the responsibilities of a Director, (v) sufficient time available to devote to the affairs of the

Company and the Board of Directors, and (vi) commitment to rigorously represent the long-term interests of the Company’s shareholders. The Nominating and Governance Committee evaluates each individual in the context of the membership of the Board of Directors as a group, with the objective of having a board that can best perpetuate the success of the business and represent shareholder interests through the exercise of sound judgment using its diversity of background and experience across various areas. In determining whether to recommend a Director for re-election, the Nominating and Governance Committee also considers the Director’s past attendance at meetings, participation in and contributions to the activities of the Board of Directors and the Company and other relevant qualifications and characteristics.

In the case of incumbent Directors whose terms of office are set to expire, the Board reviews such Directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any relationships and transactions that might impair such Directors’ independence. In the case of new Director candidates, the Board also determines whether the nominee may be independent for Nasdaq Listing Rules or Middlenext Code purposes.

Each Director must ensure that other existing and anticipated future commitments do not materially interfere with the members’ service as a Director.

Code of Ethics and Business Conduct

We have adopted a code of ethics and business conduct (the “Code of Ethics and Business Conduct”) applicable to all of our Directors, officers and employees. The Code of Ethics and Business Conduct is available on the Corporate Governance section of our website at https://www.dbv-technologies.com. We expect that in the event of any amendments to this code or any waivers of its requirements to our principal executive officer, principal financial officer, principal accounting officer or any person performing similar functions any executive officer or Director, we will promptly disclose the nature of the amendment or waiver on our website rather than by filing a Current Report on Form 8-K. In the case of a waiver for an executive officer or a Director, the disclosure required under applicable Nasdaq listing standards also will be made available on our website.

Communications with the Board of Directors

Shareholders and other interested parties who wish to communicate with the Board of Directors may do so by contacting our investor relations department by email at investors@dbv-technologies.com mail inbox or by mail at the Company’s registered office: 107 avenue de la République, 92320 Châtillon France. Communications are distributed to the Board, unless they are considered, either presumptively or in the reasonable judgment of the Company’s corporate secretary, to be improper for submission to the Board. Items that are unrelated to the duties and responsibilities of our Board of Directors may be excluded, including, without limitation: junk mail and mass mailings; resumes and other forms of job inquiries; surveys; solicitations or advertisements; communications that raise grievances that are personal to the sender; communications that relate to the pricing of the Company’s products or services; communications that do not relate directly or indirectly to the Company; and communications that are frivolous in nature. In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded. The Board of Directors’ answer, if any, will be directly sent to the shareholders or interested party at the email or mailing address provided in the communication.

This communication channel is without prejudice to, and does not limit in any way, the statutory information and questioning rights granted to shareholders under applicable French law, including their right to submit written questions in connection with General Meetings and to obtain the communication of corporate documents.

Executive Sessions

Executive sessions, which are meetings of the Board at which only non-executive Directors are present, are regularly scheduled throughout the year, typically at the time of each regular Board meeting and as frequently as the Chairman of the Board of Directors deems appropriate.

Securities Trading Policy
We have adopted a securities trading policy (the “Securities Trading Policy”) governing the purchase, sale, and/or other dispositions of the Company’s securities by Directors, officers and employees that is designed to promote compliance with insider trading laws, rules and regulations, as well as procedures designed to further the foregoing purposes. This Securities Trading Policy has been prepared on the basis of the EU Regulation and in compliance with the French
Autorité des Marchés Financiers
(“AMF”) Position-Recommendation
No. 2016-08
of October 26, 2016 (Guide to Permanent Information and the Management of Inside Information) and the US Regulations implemented and enforced by the U.S. Securities and Exchange Commission (“SEC”). This Policy also reflects best practices for dual-listed public companies. A copy of our Securities Trading Policy is filed as an exhibit to our Annual Report on Form
10-K
for our fiscal year ended December 31, 2025.
Within insiders, the Securities Trading Policy distinguishes permanent insiders (board members, executive officers, executive committee members and certain other employees), financial insiders (employees, mainly in legal, finance, accounting and similar functions, with regular access to inside information) and occasional insiders (persons with access to inside information in relation to specific projects). All insiders are prohibited from trading and engaging in certain types of transactions involving Company securities while in possession of inside information. Permanent insiders and financial insiders are also subject to scheduled blackout periods established in accordance with applicable laws and regulations.
The prohibition on trading covers hedging or monetization transactions or similar arrangements involving Company securities, including, without limitation, transactions using puts, calls, collars, prepaid variable forward contracts and exchange funds. In addition, transactions in publicly traded options on the Company’s securities (puts, calls or other derivative securities, whether on an exchange or in any other organized market) are prohibited, as are purchasing Company securities on margin, borrowing against accounts holding Company securities, or pledging Company securities as collateral for a loan.

REPORT OF AUDIT COMMITTEE
The Audit Committee of our Board of Directors has furnished the following report:
The Audit Committee assists our Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by our Board of Directors, which is available on the Corporate Governance section of our website at
https://www.dbv-technologies.com.
The Audit Committee is responsible for overseeing our overall financial reporting process, and for recommending the appointment, compensation, retention, and oversight of the work of KPMG S.A. and Deloitte & Associés, which is ultimately determined by, respectively, the Board of Directors or the ordinary general meeting. In fulfilling its responsibilities for the Company financial statements for the fiscal year ended December 31, 2025, the Audit Committee of the Company took the following actions:

•	reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025 with the Company’s management, KPMG S.A. and Deloitte & Associés, our statutory auditors;

•	discussed with KPMG S.A. and Deloitte & Associés the matters required to be discussed in accordance with Auditing Standard No. 1301— Communications with Audit Committees; and

•
received written disclosures and the letter from KPMG S.A. and Deloitte & Associés regarding their independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG S.A.’s and Deloitte & Associés’ communications with the Audit Committee. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and KPMG S.A. and Deloitte & Associés, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form
10-K
for the fiscal year ended December 31, 2025, for filing with the SEC.
Members of the Audit Committee of the Company.
Timothy Morris
Adora Ndu
Danièle Guyot-Caparros
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS
Below is a list of our current executive officers and their ages as of April 15, 2026. Officers are elected by our Board of Directors to hold office until their successors are elected and qualified. There is no arrangement or understanding between any executive officer and any other person pursuant to which the executive officer was selected.

Name	Age	Position
Daniel Tassé	66	Chief Executive Officer and Director
Virginie Boucinha	56	Chief Financial Officer
Dr. Pharis Mohideen	61	Chief Medical Officer
Kevin Trapp	59	Chief Commercial Officer
Virginie Boucinha
 has served as Chief Financial Officer of DBV Technologies since November 2023. Ms. Boucinha began her career at Sanofi in 1991 within the Finance organization. Over the course of her career, she held various senior positions across Industrial Affairs and Commercial Operations Controlling, Corporate Audit, and Corporate Treasury. She also served as Chief Financial Officer for multiple regions, including Morocco, India, and South East Asia. In addition to her finance leadership roles, she broadened her expertise through several operational positions within Commercial Operations, covering Sales, Marketing, and Business Excellence. She also led a number of strategic transformation projects. Throughout her career, she undertook numerous international assignments and spent a significant portion of her professional life working abroad. Virginie is a graduate of Ecole Supérieure de Gestion, where she obtained a Master of Business Administration.
Dr.
 Pharis Mohideen
 has served as Chief Medical Officer of DBV Technologies since July 2019. In this role, he is responsible for advancing the development of the Company’s pipeline and working to bring potentially innovative new treatments to patients, subject to regulatory approval. He is also a member of the Executive Committee. Prior to joining DBV Technologies, Dr. Mohideen served as Chief Medical Officer of Millendo Therapeutics, Inc., a U.S. publicly traded biopharmaceutical company, from October 2014 to July 2019, until its merger with Tempest Therapeutics, Inc. From June 2012 to October 2014, he served as Vice President of Clinical Development at Shionogi Inc., the U.S. subsidiary of a Japanese publicly traded pharmaceutical company. Dr. Mohideen holds an M.D., an M.S. in Human Physiology, and a B.A. in Biology from the University of Hawaii. He also earned an M.S. in Clinical Investigation from Vanderbilt University.
Kevin Trapp
serves as Chief Commercial Officer of DBV Technologies. He oversees all global commercial operations, leveraging his extensive experience in portfolio management and product strategy. Mr. Trapp rejoined DBV Technologies in November 2025, bringing significant institutional knowledge from his prior involvement with the Company in both consulting and executive capacities dating back to 2017. From April 2022 to November 2025, he served as Managing Director at Biotech Value Advisors (BVA), where he advised biotechnology boards of directors and executive leadership teams on product strategy, launch planning, and business evaluation. In this capacity, he also acted as a consultant to DBV Technologies. Earlier in his career, Mr. Trapp built his professional foundation at Bristol-Myers Squibb (BMS), where he held roles of increasing responsibility across finance, sales, marketing, and general management. During his tenure, he managed an approximately $4 billion U.S. specialty and primary care portfolio and played a key role in the planning and launch of more than ten products and indications. Mr. Trapp holds a bachelor’s degree from the University of Connecticut School of Business. He also completed the General Management Program at the European Centre for Executive Development (CEDEP) at INSEAD.
Mr. Tassé’s biography is set forth above under “Board of Directors and Corporate Governance—Board of Directors.”

Chief Executive Officer
The Chief Executive Officer is the Company’s sole legal representative and is responsible for the management, leadership, and implementation of the Company’s strategy. Daniel Tassé has served as Chief Executive Officer of the Company since November 29, 2018.
The Board of Directors, at its meeting held on July 29, 2025, upon recommendation of the Nominating Committee and subject to the approval of the 2026 Annual General Meeting in its 39 th
extraordinary resolution, decided to amend article 15 of the Company’s Bylaws in order to introduce an age limit for the Chief Executive Officer, as follows:
“
No person aged 70 or over may be appointed as Chief Executive Officer. When this age limit is reached during the term of office, the duties of the Chief Executive Officer shall automatically cease at the end of the Ordinary General Meeting of Shareholders convened to approve the financial statements for the financial year in which the Chief Executive Officer reaches the age limit.”
Family Relationships and Legal Proceedings
There are no family relationships among any of our executive officers. There are no legal proceedings to which any of our executive officers is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or any of our subsidiaries.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth information for each of the last two completed fiscal years regarding compensation awarded to or earned by (i) our Chief Executive Officer (principal executive officer, PEO), and (ii) the two most highly compensated named executive officers other than the PEO for the year ended December 31, 2025.
For the year ended December 31, 2025, our named executive officers were:
Daniel Tassé, our Chief Executive Officer and Director;
Virginie Boucinha, our Chief Financial Officer; and
Dr. Pharis Mohideen, our Chief Medical Officer.

Name and Principal Position	Year	Salary $	Bonus $		Stock Awards (1) $	Option Awards (1) ($)	Non-Equity Incentive Plan Compensation $	All Other Compensation $		Total $
Daniel Tassé	2025	600,000	780,000		—	1,915,376		62,571	(3)	3,357,947
Chief Executive Officer and Director	2024	600,000	498,000		—	488,126	—	36,020		1,622,146
Virginie Boucinha (2)	2025	350,446	249,698	(4)	86,415	381,486		—		1,068,045
Chief Financial Officer	2024	319,308	85,119		10,165	43,858	—	—		458,450
Pharis Mohideen	2025	590,787	430,219	(5)	118,820	502,687		—		1,642,513
Chief Medical Officer	2024	567,787	150,804		18,724	83,447	—	—		820,762

(1)
The amounts reported in the “Stock Awards” and “Option Awards” columns represent the aggregate grant-date fair value of each award computed in accordance with ASC Topic 718. For additional information regarding the assumptions used in determining the fair value of these awards, please refer to Note 11 to the consolidated financial statements included in our Annual Report on Form
10-K
filed with the SEC on March 26, 2026. Amounts in euros were converted into U.S. dollars using the average exchange rate for the relevant period, consistent with the exchange rates applied in our consolidated financial statements.

(2)
Amounts relating to base salary in 2024 and 2025 have been converted from euros to U.S. dollars at a rate of €1.00 = $1.0824 and €1.00 = $1.1300, which represent the average exchange rates for the year ended December 31, 2024 and December 31, 2025 respectively. Amounts relating to the bonus in 2024 have been converted from euros to U.S. dollars at a rate of €1.00 = $1.08637, which represents the ECB fixing exchange rate on March 13, 2025 (date of approval by the Board meeting of the bonus compensation). Amounts relating to the bonus in 2025 have been converted from euros to U.S. dollars at a rate of €1.00 = $1.1862, which represents the ECB fixing exchange rate on February 13, 2026 (date of approval by the Board meeting of the bonus compensation).

(3)	Includes $62,571 in tax gross-up payments or reimbursements.
(4)
Includes $67,455 of exceptional compensation granted by the Board of Directors at its meeting held on June 11, 2025, on the recommendation of the Compensation Committee, in view of the successful completion of the PIPE financing and in accordance with the remuneration policy approved by June 11, 2025, Annual General Meeting, which have been converted from euros to U.S. dollars at a rate of €1.00 = $1.1433, which represents the ECB fixing exchange rate on June 11, 2025 (date of approval by the Board meeting of this exceptional compensation). The remaining $182,243 has been converted in accordance with (2) above.

(5)
Includes $113,557 of exceptional compensation granted by the Board of Directors at its meeting held on June 11, 2025, on the recommendation of the Compensation Committee, in view of the successful completion of the PIPE financing and in accordance with the remuneration policy approved by June 11, 2025, Annual General Meeting.

Outstanding Equity Awards at Fiscal Year End 2025

		Option Awards (1)					Stock Awards(1)
Name	Grant Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price (2)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested (3)
Daniel Tassé	11/29/18	—	350,000	(4)	30.02	€11/29/28	—	—
	05/24/19	—	150,000	(4)	16.99	€05/24/29	—	—
	11/24/20	274,000	—		4.16	€11/24/30	—	—
	11/22/21	274,000	—		5.87	€11/22/31	—	—
	11/21/22	573,290	191,096		3.00	€11/21/32	—	—
	11/20/23	404,836	404,836		2.00	€11/20/33	—	—
	12/04/24	203,300	609,900		0.85	€12/04/34	—	—
	11/21/25	—	964,000		2.52	€11/21/35	—	—
Virginie Boucinha	11/20/23	56,500	—		2.00	€11/20/33	9,500	$37,729.25
	11/21/24	28,250	84,750		0.71	€11/21/34	14,250	$56,593.88
	11/21/25	—	192,000		2.52	€11/21/35	32,000	$127,088
Pharis Mohideen	07/22/19	—	75,000	(4)	17.90	€07/22/29	—	—
	11/24/20	95,400	—		4.16	€11/24/30	—	—
	11/22/21	95,400	—		5.87	€11/22/31	—	—
	07/29/22	87,500	12,500		4.72	€07/29/32	1,250	$4,964.38
	11/21/22	86,250	28,750		3.00	€11/21/32	4,375	$17,375.31
	11/20/23	107,500	107,500		2.00	€11/20/33	17,500	$69,501.25
	11/21/24	53,750	161,250		0.71	€11/21/34	35,000	$139,002.5
	11/21/25	—	253,000		2.52	€11/21/35	44,000	$174,746

(1)
The staggered vesting for the stock and option awards until November 2022 is as follows: 25% of the shares subject to each option vest 12 months after grant, with the remaining shares vesting in six equal semi-annual installments thereafter, subject to each option holder’s continued service through each such vesting date. As of November 2022, the staggered vesting of stock and option awards has changed, with a
4-year
grant, and 25% vesting each year.

(2)	Exercise prices, grant date share fair values and fair value per equity instruments are provided in euros, as the Company is incorporated in France and the euro is the currency used for the grants.
(3)
Determined by reference to €3.38, the closing price per Ordinary Share on Euronext Paris on December 31, 2025, and an applicable exchange rate of €1.00 = $1.1750, which represents the exchange rate as of December 31, 2025.

(4)	The vesting of these options is not similar to the vesting described in footnote (1), but is subject to the achievement of clinical development-related performance conditions.
Narrative Disclosure to Summary Compensation Table
Compensation Philosophy and Strategy of our Employees and Named Executive Officers
At DBV, we have a competitive and innovative way to reward our employees. Our reward system builds on the foundations of our company culture, what we refer to as the 4C’s – Courage, Curiosity, Collaboration and Credibility. We incentivize our employees for value creation and align our activities to the benefits of our stakeholders: patients, shareholders and broad society.
As we navigate a competitive market environment, we benchmark against similarly sized U.S. and French biopharmaceutical companies to offer the best possible compensation elements to meet our goals. We refer to this approach as total rewards. Moreover, we not only use competitive financial rewards but also prioritize internal talent development as foundational to our future success. Our total rewards strive to ensure we are and remain attractive to current and prospective talent in the biopharmaceutical market. We foster a culture of performance to reward contribution to the Company’s achievements, as well as behaviors that reflect our culture, our 4C’s (the “Total Rewards Policy”).
Our Total Rewards Policy, reviewed annually, consists of:

•	base salary, pegged to local compensation market;

•	annual incentive, paid in cash, subject to Company and individual achievement against annual corporate objectives;

•	long-term incentive, using a mix of restricted share units and stock options;

•	benefits, aligned with local market practices; and

•	talent management and development programs and opportunities, supporting our talent’s professional development.
The overall objectives of the compensation policies and programs of our executive officers are to:

•	attract, retain and motivate superior executive talent;

•	provide incentives that reward the achievement of performance goals that directly correlate to the enhancement of stockholder value, as well as to facilitate executive retention;

•	align our executives’ interests with those of our stockholders;

•	link pay to company performance; and

•
offer pay opportunities that are competitive with the biopharmaceutical market in which we compete in order to recruit and retain top talent, while maintaining reasonable cost and dilution to our shareholders.

In establishing specific compensation levels for our executive officers, we consider benchmarking information provided from our independent compensation consultant.
Our executive compensation program generally consists of, and is intended to strike a balance among, the following three principal components: base salary, annual performance-based incentives and long-term incentive compensation. Our compensation philosophy with respect to these elements is as follows:

•	Base salary (fixed cash) :

•
Base salary reflects level of expertise and competencies. It is aligned and competitive with local and country standards. Salary increases are managed annually, based on merit budget envelopes. Merit increase aims at rewarding our employees for the execution of their mission, specified in their job description.

•	Annual incentive :

•
All employees are eligible for an annual incentive plan rewarding personal contribution towards Company and individual goals, as well as how they are delivered. As such, our annual performance management process encompasses assessment of behavioral competencies tied to our 4C’s. Targets are expressed in percentage of based salary and benchmarked with industry local market practices and peers.

•
For 2025, the Board of Directors, on the recommendation of the Compensation Committee, determined that our Company had achieved 130% of the corporate objectives established by the Board. See Annex D for further information about our 2025 corporate objectives.

•	Long-term incentives (at-risk equity) :

•
Value in the biotechnology industry is often created over a few years. We seek to align employees’ compensation with long-term Company value creation. We believe that our ability to grant equity awards is a credible and effective compensation tool.

•	Equity incentives aim at attracting and retaining talent at all levels of the organization by providing an extra layer of incentives to employees and promoting our growth as a collective achievement.

•
Includes a mix of Stock-Options (“SOs”) and RSUs in line with market practice in some comparable US peer companies. The size of the award is a percentage of the capital share outstanding (CSO), which may vary depending on where the role is based.

•
Annual equity opportunities are generally reviewed and determined annually or as appropriate during the year for new hires, promotions, or other special circumstances, such as to encourage retention, or as an incentive for significant achievement. Individual grants are determined based on a number of factors, including current corporate and individual performance, outstanding equity holdings and their retention value and total ownership, historical value of our stock, internal equity among executives, and market data provided by our independent compensation consultant.

•
We focus on time-vesting awards. Time-based vesting allows for retention that is aligned to the biotechnology industry’s longer time horizon for value creation and is competitive with market practices. Further, our focus on time-vesting awards allows us to most optimally allocate our resources by enabling us to shift resources towards the most promising opportunities for shareholder value creation.

The Compensation Committee aims to structure a significant portion of the named executive officers’ total target compensation to be comprised of performance-based bonus opportunities and LTIs, in order to align the named executive officers’ incentives with the interests of our stockholders and our corporate objectives. In evaluating our executive compensation policies and programs, as well as the short-term and long-term value of our executive compensation plans, we consider both the performance and skills of each of our executives, as well as the compensation paid to executives at similar companies with similar responsibilities. We focus on providing a competitive compensation package which provides significant short-term and long-term incentives for the achievement of measurable corporate objectives. We believe this approach provides an appropriate blend of short-term and long-term incentives to maximize stockholder value.
Chief Executive Officer Compensation
Please refer to Annex B for information regarding Chief Executive Officer compensation.
Clawback Policy
As a public company, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws as a result of misconduct, the Chief Executive Officer and Chief Financial Officer may be legally required to reimburse the Company for any bonus or other incentive-based or equity-based compensation they receive in accordance with the provisions of Section 304 of the Sarbanes-Oxley Act of 2002, as amended. Additionally, in compliance with Rule
10D-1
under the Securities Exchange Act of 1934, as amended, and Nasdaq Listing Rule 5608, we have adopted a clawback policy that provides for the recovery of erroneously awarded incentive-based compensation from current and former executive officers in the event of a required accounting restatement.
This provision of the compensation policy for the Chief Executive Officer was approved by a decision of the Board of Directors on November 20, 2023, in accordance with the Nasdaq Listing Rules.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information
From time to time, the Board of Directors grants restricted stock units (RSU) and/or stock options (SO) to its employees, including the named executive officers. Historically, the Board of Directors has granted new-hire
RSU and/or SO awards on or soon after a new hire’s employment start date and annual employee RSU and SO grants in the last quarter of each fiscal year, which grants are typically recommended by the regularly scheduled meeting of the Compensation Committee occurring in such quarter. The Company’s typical practice is to grant annual employee RSU and SO on the same day in which such grant is approved by the Board of Directors. The Company does not otherwise maintain any written policies on the timing of awards of stock options, stock appreciation rights, or similar instruments with option-like features. Because the Compensation Committee has a practice of generally granting RSU and SO within the last quarter of the fiscal year, the Compensation Committee generally does not take material non-public
information (“MNPI”) into account when determining the timing of awards and it does not seek to time the award of stock options in relation to the Company’s public disclosure of MNPI. The Company has not timed the release of MNPI for the purpose of affecting the value of executive compensation. In any case, in accordance with article
L.22-10-56
of the French Commercial Code, SO may not be granted (i) during the ten-day
period preceding the date of release of the annual and half-year financial statements, including the date of their release, and (ii) from the date on which the executive management becomes aware of inside information within the meaning of article 7 of the Regulation (EU) No 596/2014 of the European Parliament and of the Council of 16 April 2014 on market abuse (Market Abuse Regulation) until the publication of such inside information.
Executive Compensation Arrangements
For a discussion of our employment arrangements with our executive officers, see “Certain Relationships And Related Person Transactions—Related-Party Transactions—Agreements with Our Directors and Executive Officers.” Except as disclosed therein, there are no arrangements or understandings between us and any of our other executive officers providing for benefits upon termination of their employment, other than as required by applicable law.
French Law Requirements Related to Corporate Officers’ Compensation
Ex-ante
and
Ex-post
Votes of the Annual General Meeting
French laws applicable to our Company require that all types of compensation granted to certain corporate officers be presented and approved by the Annual General Meeting, on one hand for the compensation policy applicable to these corporate officers for the coming year
(ex-ante
vote) and on the other hand for the compensation that was granted to these named executive officers for the past year
(ex-post
vote). In compliance with US applicable laws, DBV also submits to the Annual General Meeting a consultative vote on the compensation policy of the named executive officers for the coming year
(ex-ante
vote).
Decision Making Process for the Determination of the Corporate Officers’ Compensation Policy
The determination, review and implementation of the compensation policy for each of the corporate officers (Chairman of the Board, Directors, Chief Executive Officers, Deputy Chief Executive Officers, if any) is carried out by the Board on the recommendation of the Compensation Committee.
The Compensation Committee and the Board of Directors systematically meet in the absence of the Chief Executive Officer and the management team to discuss the establishment of the compensation policy for corporate officers. When the Board decides on a compensation component or a commitment in favor of the Chairman of the Board or the Chief Executive Officer, the interested party does not take part in the deliberations or vote on the component or commitment concerned.

Such compensation policy is submitted to the vote of our Annual General Meeting
(ex-ante
vote). No compensation component, of any nature whatsoever, may be determined, allocated or paid by our Company, nor any commitment made by our Company, if it is not in accordance with the approved compensation policy.
In the event of a change in governance, the compensation policy will be applied to the Company’s new corporate officers, with necessary adjustments where applicable.
Compensation Policy Principles and Objectives
When setting the compensation policy, the Compensation Committee and the Board of Directors ensure that it complies with the Company’s corporate interests, contributes to its long-term viability and is in line with its business strategy, notably through variable remuneration targets and, where applicable, performance conditions. The Compensation Committee and the Board of Directors seek to ensure consistency with market and industry practices, in order to ensure (i) competitive levels of remuneration, (ii) a close link between the Company’s performance and the remuneration of its officers, and in particular the maintenance of a balance between short-term and medium/long-term performance, (iii) compliance with the principles of the Middlenext Code on which the level and terms of the officers’ remuneration are based, and (iv) compliance with applicable Nasdaq Listing Rules, including Nasdaq Listing Rule 5605(d) relating to compensation committee independence, authority and responsibilities.
The governance standards taken into account by the Board of Directors in determining the total compensation of corporate officers are those set out in recommendation R16 of the Middlenext Code, as well as the applicable requirements of the Nasdaq Listing Rules:

•
Completeness: each company is free to determine the components of executive directors’ compensation. Disclosure of executive directors’ compensation to shareholders must be exhaustive: fixed portion, variable portion (bonus), stock options, restricted stock units, compensation for Board member duties, exceptional compensation, retirement conditions and special benefits, other... In the case of variable compensation, the assessment of performance takes into account quantitative criteria—financial and non-financial—as
well as qualitative criteria;

•	Balance between remuneration components: each component of remuneration must be justified and in the Company’s interest;

•
Benchmark: as far as possible, remuneration should be assessed in the context of a business line and the reference market, and be proportionate to the Company’s situation, while taking care to avoid inflationary effects;

•	Consistency: the remuneration of executive directors must be consistent with that of the Company’s other directors and employees;

•
Rules must be simple and transparent. The performance criteria used to establish the variable portion of compensation or, where applicable, for the granting of stock options or restricted stock units, must be linked to the Company’s performance, correspond to its objectives, be demanding, explainable and, as far as possible, sustainable. They must be detailed, without however calling into question the confidentiality that may be justified for certain elements;

•
Measure: the determination of remuneration and the granting of stock options or restricted stock units must strike a fair balance, taking into account the Company’s general interest, market practices and the performance of senior executives;

•
Transparency: in accordance with the law, companies whose shares are listed on a regulated market must publish all the components of executive compensation in their corporate governance report. In the case of variable compensation, the weighting of the various criteria is communicated to shareholders.

The Compensation Committee and the Board of Directors also take into account the votes cast at previous Annual General Meetings on the remuneration policy for corporate officers.

In accordance with French and U.S. rules, shareholders at the 2026 Annual General Meeting will be asked to approve the Chief Executive Officer, Chairman and directors’ compensation policy for 2026.
The proposed compensation policy of the Chief Executive Officer, the named executive officers, the Chairman and the directors for 2026 is described in our annual corporate governance report in chapter 3.4 of our 2025 Universal Registration Document. For reference, an English translation of our proposed compensation policy is set forth in Annex B to this proxy statement.
Ex post Vote
The Annual General Meeting must decide each year on the remuneration awarded or paid during the last financial year to the corporate officers. This
“ex-post”
vote concerns two sets of resolutions, one concerning all corporate officers (Chief Executive Officer, Chairman and directors), the others concerning only some of them (Chief Executive Officer and Chairman).
With regard to the vote on the information concerning all corporate officers, and in the event that the proposed resolution is rejected, the Board of Directors must convene a meeting and submit a revised remuneration policy for approval at the next Annual General Meeting; the payment of sums allocated for the current financial year to the directors as remuneration for their activity is suspended until this approval. A further negative vote on the resolution on the new remuneration policy will result in a permanent ban on the payment of the suspended remuneration.
With regard to the vote on the fixed, variable, and exceptional components of the total compensation and benefits of any kind paid or granted during the past financial year to the Chairman of the Board of Directors and the Chief Executive Officer, and if the proposed resolution is rejected by the General Meeting, the remuneration components remain in place, but the variable and exceptional remuneration components may not be paid to the said corporate officer.
In accordance with French rules, the 2026 Annual General Meeting will be asked to approve the Chief Executive Officer, Chairman and directors’ compensation for 2025.
A description of our Chief Executive Officer, Chairman and directors’ compensation for 2025 is included in Annex C to this proxy statement.
U.S. Requirements Related to Named Executive Officers’ Compensation
In accordance with US regulations, the 2026 Annual General Meeting will be asked to issue an advisory opinion on the 2026 compensation policy applicable to the corporate officers and members of the Comex qualified as “named executive officers” (“NEO”) within the meaning of US regulations.

Pay vs. Performance
The amounts set forth below under the headings “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to
Non-PEO
NEOs” have been calculated in a manner consistent with Item 402(v) of Regulation
S-K.
Use of the term “compensation actually paid” (“CAP”) is required by the SEC’s rules and, as a result of the calculation methodology required by the SEC, such amounts differ from compensation actually received by the individuals and the compensation decisions described in the “Executive Compensation” section of this proxy filing. The information provided below was not considered by the Compensation Committee in structuring or determining compensation for our NEOs.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO NEOs (3)	Average Compensation Actually Paid to Non-PEO NEOs (4)	Total Shareholder Return	Net Income
2025	$3,357,947	$7,656,432	$1,355,279	$2,218,042	$125.29	($146,946,905)
2024	$1,622,146	($506,084)	$639,606	$271,330	$20.20	($113,918,000)
2023 (5)	$2,440,486	$978,122	$631,145	$391,144	$62.27	($72,710,000)

(1)
The dollar amounts reported in this column are the amounts of total compensation reported for Daniel Tasse (our Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation—Summary Compensation Table.”

(2)
The dollar amounts reported in this column represent the amount of CAP to Daniel Tasse, as computed in accordance with Item 402(v) of Regulation
S-K.
The dollar amounts do not reflect the actual amount of compensation earned by or paid to Daniel Tasse during the applicable year. In accordance with the requirements of Item 402(v) of Regulation
S-K,
the adjustments summarized in the table below were made to Daniel Tasse’s total compensation for each year to determine the compensation actually paid:

Year	Fair Value at Fiscal Year End of Outstanding and Unvested Equity Awards Granted in the Fiscal Year	Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	Fair Value at Vesting of Equity Awards Granted and Vested in the Fiscal Year	Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year	Fair Value as of the Prior Fiscal Year End of Equity Awards Granted in Prior Fiscal Years That Failed to Meet Vesting Conditions in the Year	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Reflected in Total Compensation	Total Equity Award Adjustments
2025	$2,518,980	$2,915,906	$0	$778,975	$0	$0	$6,213,861
2024	$412,578	($1,458,802)	$0	($593,879)	$0	$0	($1,640,104)
2023	$1,289,764	($1,363,237)	$0	($304,108)	$0	$0	($377,581)

(3)
The dollar amounts reported in column (c) represent the average of the amounts reported for the NEOs as a group (excluding our PEO) in the “Total” column of the Summary Compensation Table in each applicable year. The NEOs (excluding our PEO) included for purposes of calculating the average amounts in 2023, 2024 and 2025 are Virginie Boucinha and Pharis Mohideen.

(4)
“The dollar amounts reported in column (d) represent the average amount of CAP to the NEOs as a group (excluding our PEO), as computed in accordance with Item 402(v) of Regulation
S-K.
The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding our PEO) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation
S-K,
the following adjustments were made to average total compensation for the NEOs as a group (excluding our PEO) for each year to determine the CAP:

Year	Fair Value at Fiscal Year End of Outstanding and Unvested Equity Awards Granted in the Fiscal Year	Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	Fair Value at Vesting of Equity Awards Granted and Vested in the Fiscal Year	Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year	Fair Value as of the Prior Fiscal Year End of Equity Awards Granted in Prior Fiscal Years that Failed to Meet Vesting Conditions in the Year	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Reflected in Total Compensation	Total Equity Award Adjustments
2025	$535,691	$691,419	$0	$180,358	$0	$0	$1,407,467
2024	$100,353	($281,374)	$0	($109,158)	$0	$0	($290,179)
2023	$210,150	($118,195)	$0	($29,431)	($112,455)	$0	($49,930)

(5)
As noted above in the Summary Compensation Table, the value of the 2023 Option Awards paid to our Chief Financial Officer, Virginie Boucinha, was updated from $151,395 to $151,398 due to administrative error in the amount reported in year 2023. The 2023 values reflected here have been updated accordingly.

The below charts present the CAP over the three-year period ended December 31, 2025, against trends in the Company’s total shareholder return (“TSR”) and net income results over the same period.

Limitations on Liability and Indemnification Matters
Under French law, provisions of
by-laws
that limit the liability of directors are prohibited. However, French law allows sociétés anonymes to contract for and maintain liability insurance against civil liabilities incurred by any of their directors and officers involved in a third-party action, provided that they acted in good faith and within their capacities as directors or officers of the company. Criminal liability cannot be indemnified under French law, whether directly by the company or through liability insurance.
We maintain liability insurance for our Directors and executive officers, including insurance against liability under the Securities Act, and we intend to enter into agreements with our Directors and executive officers to provide contractual indemnification. With certain exceptions and subject to limitations on indemnification under French law, these agreements will provide for indemnification for damages and expenses including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding arising out of his or her actions in that capacity. We believe that this insurance and these agreements are necessary to attract qualified directors and executive officers.
These agreements may discourage shareholders from bringing a lawsuit against our Directors and executive officers for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against our Directors and executive officers, even though such an action, if successful, might otherwise benefit us and our shareholders. Furthermore, a shareholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against Directors and executive officers pursuant to these insurance agreements.
Certain of our
non-employee
Directors may, through their relationships with their employers or partnerships, be insured against certain liabilities in their capacity as members of the Board of Directors.

Equity Compensation Plan Information
Shares authorized for delivery under equity compensation plans
The following table provides information about our Ordinary Shares that may be issued (or transferred) under our equity compensation plans as of December 31, 2025:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights (1)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans approved by Security holders:
Non-Employee Warrants (BSA)	107,008	€52.35	1,128,254
Stock options	14,104,578	€5.93	13,581,660
Restricted Stock Units	3,608,347	€6.61	3,007,416
Equity compensation plans not approved by security holders:	—	—	—
Total	17,819,933	€6.35	17,717,330

(1)	Exercise prices, grant date share fair values and fair value per equity instruments are provided in Euros, as the Company is incorporated in France and the Euro is the currency used for the grants.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of Ordinary Shares as of April 15, 2026, for:

•	each beneficial owner of more than 5% of our Ordinary Shares;

•	each of our Executive Officers and Directors; and

•	all of our executive officers and Directors as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. In computing the number of Ordinary Shares beneficially owned by a person and the percentage ownership of that person, Ordinary Shares subject to options, warrants, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 15, 2026, are considered outstanding. These Ordinary Shares, however, are not included in the computation of the percentage of ownership of any other person. Applicable percentage ownership is based on 296,042,447 Ordinary Shares outstanding plus 149,010,989 shares exercisable upon exercise of warrants and pre-funded warrants as of April 15, 2026.

Unless otherwise indicated, the address for each of the shareholders listed in the table below is c/o DBV Technologies S.A., 107 avenue de la République 92320 Châtillon, France.

	Number of Shares Beneficially Owned‡	Percentage of Shares Beneficially Owned‡
5% Shareholders
Entities affiliated with Baker Bros. Advisors (1)	46,790,766	9.99%
Entities affiliated with Suvretta (2)	46,795,477	9.99%
Entities affiliated with MPM BioImpact (3)	31,901,421	6.89%
Entities affiliated with Janus (4)	29,105,794	6.35%
Named Executive Officers and Directors
Daniel Tassé (5)	2,229,426	*
Virginie Boucinha (6)	99,000	*
Pharis Mohideen (7)	745,795	*
Michel de Rosen (8)	32,570	*
Maïlys Ferrère	—	*
Michael J. Goller (9)	14,000	*
Danièle Guyot-Caparros	—	*
Timothy E. Morris (10)	12,000	*
Adora Ndu (11)	1,825	*
Julie O’Neill (12)	16,000	*
Ravi M. Rao	—	*
Philina Lee	—	*
All current directors and current executive officers as a group (12 persons) (13)	3,150,616	*

‡

The calculations of beneficial ownership for 5% Shareholders set forth in the table above are estimates based on publicly available information or information provided to the Company and have been prepared to the best of the Company’s knowledge and ability. The Company makes no representation as to the accuracy or completeness of such information.

*	Represents beneficial ownership of less than 1% of our outstanding Ordinary Shares.
(1)

Based in part on information provided in the Schedule 13D/A filed by Baker Bros. Advisors LP and affiliates on January 14, 2026, and other information provided to the Issuer. Consists of (a) 23,468,163 ordinary shares. In addition, (a) Baker Bros. Advisors LP and affiliates have (i) 13,116,331 pre-funded warrants (2022) exercisable into 13,116,331 ordinary shares, (ii) 27,304,896 First Pre-Funded Warrants exercisable into 27,304,896 First PFW Shares, and (iii) 27,304,896 Second Pre-Funded Warrants, that are exercisable into 47,783,568 Second PFW Shares (together, the “Baker Warrants”). The Baker Warrants are subject to a blocker which prevents the holder from exercising the Baker Warrants to the extent that, upon such exercise or conversion, the holder would beneficially own in excess of 9.99% of the Shares outstanding as a result of the exercise (the “Beneficial Ownership Limitation”), and the amounts and percentages in the table give effect to the Beneficial Ownership Limitation, reflecting 23,322,603 shares issuable upon exercise of the Baker Warrants. Baker Bros. Advisors LP (the “Adviser”) serves as the investment adviser to the Baker Funds. In connection with the services provided by the Adviser, the Adviser receives an asset-based management fee that does not confer any pecuniary interest in the securities held by the Baker Funds. Baker Bros. Advisors (GP) LLC (the “Adviser GP”) is the Adviser’s sole general partner. Julian C. Baker and Felix J. Baker are managing members of the Adviser GP. The Adviser has complete and unlimited discretion and authority with respect to the investment and voting power of the securities held by the Funds. The general partners of the Baker Funds relinquished to the Adviser all discretion and authority with respect to the investment and voting power of the securities held by the Baker Funds. Julian C. Baker, Felix J. Baker, the Adviser GP and the Adviser disclaim beneficial ownership of the securities held directly by the Baker Funds except to the extent of their pecuniary interest therein. Michael Goller, a full-time employee of the Adviser currently serves on DBV’s Board of Directors as a representative of the Baker Funds. The policy of the Baker Funds and the Adviser does not permit full-time employees of the Adviser to receive compensation for serving as directors of any issuer, and the Baker Funds are instead entitled to the pecuniary interest in the Baker Warrants. Michael Goller has no voting power, dispositive power or pecuniary interest in the Baker Warrants. Other than through their control of the Adviser, Felix J. Baker and Julian C. Baker have neither voting nor dispositive power and have no direct pecuniary interest in the Baker Warrants held by Michael Goller. The Baker Funds are instead entitled to the pecuniary interest in the Baker Warrants held by Michael Goller. The Adviser has voting and investment power over the Baker Warrants held by Michael Goller. The address for each of these entities is 860 Washington Street, 3rd Floor, New York, New York 10014.
(2)

Based in part, on information provided in Schedule 13G filed by Suvretta Capital Management, LLC (“Suvretta Capital”), Averill Master Fund, Ltd. (“Averill Master Fund”) and Aaron Cowen on April 11, 2025 and other information provided to the Issuer. Consists of (a) 23,425,713 ordinary shares, and (b) 18,350,136 Second Pre-Funded Warrants, that are exercisable into 32,112,738 Second PFW Shares held by Suvretta Capital and Averill Master Fund. The Second Pre-Funded Warrants are subject to the Beneficial Ownership Limitation, and the amounts and percentages in the table give effect to the Beneficial Ownership Limitation, reflecting 23,369,764 shares issuable upon exercise of the Second Pre-Funded Warrants. Suvretta Capital is the investment manager of Averill Master Fund. Mr. Cowen is the control person and managing member of Suvretta Capital and may be deemed to control Averill Master Fund. Mr. Cowen disclaims beneficial ownership of all Ordinary Shares held by Averill Master Fund, other than, to the extent of any pecuniary interest therein. The address of the principal office of (i) Averill Master Fund is c/o Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands, and (ii) each of Suvretta Capital and Mr. Cowen is c/o Suvretta Capital Management, LLC, 540 Madison Avenue, 7th Floor, New York, New York, 10022.

(3)

Based in part, on information provided in Schedule 13G filed by MPM BioImpact LLC on February 17, 2026 and other information provided to the Issuer. Consists of (a) 9,226,931 ordinary shares, (b) 4,984,125 ordinary shares represented by ADSs and (c) pre-funded warrants that are exercisable into 17,690,365 ordinary shares. Christiana Bardon is a Managing Partner of MPM BioImpact LLC, and has sole or shared voting or dispositive power with respect to the securities held by the MPM BioImpact LLC. Ms. Bardon disclaims beneficial ownership of all ordinary shares held by MPM BioImpact other than to the extent of her pecuniary interest therein. The principal address of the MPM Funds, MPM BioImpact LLC and Ms. Bardon is 399 Boylston Street, Suite 1100, Boston, MA 02116.

(4)	Based in part, on information provided in Schedule 13G/A filed by Janus Henderson Group plc (“Janus Group”) on January 8, 2026 and other information provided to the Issuer. Consists of (a) 15,459,843 ordinary shares, (b) 4,962,164 First Pre-Funded Warrants exercisable into 4,962,164 First PFW Shares, and (c) 4,962,164 Second Pre-Funded Warrants exercisable into 8,683,787 Second PFW Shares held by Janus Group. The shares may be deemed to be beneficially owned by Janus Henderson Investors US LLC (“Janus”), an investment adviser registered under the Investment Advisers Act of 1940, who acts as investment adviser for certain affiliated funds (the “Janus Funds”) and has the ability to make decisions with respect to the voting and disposition of the shares subject to the oversight of the board of directors of the Janus Funds. The address for Janus is 151 Detroit Street, Denver, CO 80206. The portfolio managers for the Janus Funds are: Andrew Acker, Daniel S. Lyons and Agustin Mohedas.
(5)	Consists of 2,229,426 shares issuable upon the exercise of options that are exercisable within 60 days of April 15, 2026.
(6)	Consists of (a) 14,250 shares and (b) 84,750 shares issuable upon the exercise of options that are exercisable within 60 days of April 15, 2026.
(7)	Consists of (a) 144,995 shares and (b) 600,800 shares issuable upon the exercise of options that are exercisable within 60 days of April 15, 2026.
(8)	Consists of (a) 23,570 shares and (b) 9,000 shares issuable upon the exercise of warrants that are exercisable within 60 days of April 15, 2026.
(9)

Consists of 14,000 shares issuable upon the exercise of warrants that are exercisable within 60 days of April 15, 2026. Mr. Goller has neither voting nor dispositive power and has no direct pecuniary interest in these securities. He has entered into an agreement with Baker Bros. Advisors LP related to his beneficial ownership of our securities, as disclosed in a Schedule 13D/A filed by Baker Bros. Advisors LP, Baker Bros. Advisors (GP) LLC, Felix J. Baker and Julian C. Baker on October 11, 2019.

(10)	Consists of 12,000 shares.
(11)	Consists of 1,825 shares.
(12)	Consists of 16,000 shares issuable upon the exercise of warrants that are exercisable within 60 days of April 15, 2026.
(13)

Consists of (a) 196,640 shares, (b) 2,914,976 shares issuable upon the exercise of options that are exercisable within 60 days of April 15, 2026, and (c) 39,000 shares issuable upon the exercise of warrants that are exercisable within 60 days of April 15, 2026.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our Directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, Directors and greater than ten percent shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such reports filed on the SEC’s EDGAR system and written representations that no other reports were required, during the fiscal year ended December 31, 2025, the following reports were not filed on a timely basis: three Form 3 filings for each of Bpifrance SA, Bpifrance Investissement S.A.S, and EPIC Bpifrance, respectively, each with a reporting date of March 27, 2025, were filed on April 7, 2025, April 24, 2025 and May 20, 2025, respectively; one Form 3 filing for Philina Lee with a reporting date of November 9, 2025, was filed on April 16, 2026; one Form 4 with a reporting date of May 22, 2025, was filed on May 27, 2025; and one Form 4 with a reporting date of November 20, 2025, was filed on November 25, 2025. Other than as set forth above, to our knowledge, all Section 16(a) filing requirements applicable to our officers, Directors and greater than ten percent beneficial owners were complied with during the fiscal year ended December 31, 2025.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures for Related Person Transactions

We have adopted a related-party transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related-party transactions. Under French law, a related-party transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related parties are, were or will be participants, which are not (1) in the ordinary course of business, and (2) at arms’ length. In addition, for purposes of compliance with Item 404(a) of Regulation S-K, the policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which the Company was, is or will be a participant and the amount involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. Transactions involving compensation for services provided to us as an employee or Director are not covered by this policy. For purposes of this policy, a related party is any executive officer, director (or nominee for Director) or beneficial owner of more than ten percent (10%) of any class of our voting securities, including any entity owned or controlled by such persons. For purposes of Item 404(a) of Regulation S-K, a “related person” includes any beneficial owner of more than five percent (5%) of any class of our voting securities, in addition to any executive officer, director (or nominee for Director) or immediate family member of any such person.

Under the policy, if a transaction has been identified as a related-party transaction, including any transaction that was not a related-party transaction when originally consummated or any transaction that was not initially identified as a related-party transaction prior to consummation, our management must present information regarding the related-party transaction to our Board of Directors for review, consideration and approval. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related parties, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third-party or to or from employees generally.

Under the policy, we will collect information that we deem reasonably necessary from each Director, executive officer and, to the extent feasible, significant shareholder to enable us to identify any existing or potential related-party transactions and to effectuate the terms of the policy. In addition, under our Code of Business Conduct and Ethics, our employees and Directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest.

Transactions concluded under “normal terms and conditions” are those agreed by the Company under the same terms and conditions as those that it habitually applies in its relationships with third parties, such that they do not allow the contracting party to obtain a benefit that a third party would not have obtained.

To determine whether these terms and conditions are “normal”, the terms and conditions under which the agreements concerned are habitually agreed by other companies in the same business sector are also taken into account.

The normalness of the terms and conditions is primarily assessed by reference to:

•	the economic data of the agreement: the price must correspond to a market price or a price generally applied by companies in the same business sector;

•	the notion of “balance of mutual benefits” which takes into consideration all the terms and conditions under which the transaction is concluded (payment deadline, guarantees, etc.);

•	in general, the legal terms and conditions of the agreement which must be balanced and standard for the type of transaction in question.

If our management believes that the agreement in question is an ordinary agreement entered into under normal terms and conditions, they will bring to the attention of the Audit Committee a report of their review including the essential terms of that agreement and their conclusions, for the latter to judge whether it is advisable to bring it to the immediate attention of the Board of Directors.

The assessment of the criteria is reexamined whenever a previously concluded agreement is amended, renewed, extended, or terminated.

In determining whether to approve, ratify or reject a related-party transaction, our Board of Directors, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests, as our Board of Directors determines in the good faith exercise of its discretion.

The Board reviews the related-party transactions as the case may be and at least on an annual basis, in compliance with applicable laws and regulations and its internal procedure.

Related-Party Transactions

We have engaged in the following transactions with our Directors, executive officers and holders of more than five percent (5%) of our outstanding voting securities and their affiliates, which we refer to as our related parties.

Participation in April 2025 PIPE Financing

In April 2025, the Company completed a PIPE financing (the “April 2025 PIPE Financing”) generating initial gross proceeds of $125.5 million, followed by the full exercise of the associated warrants in January 2026 after the announcement of the positive results from the Phase 3 VITESSE trial, which generated an additional $195.2 million in gross proceeds. Following the full exercise of the BSA and the Warrants, no BSA or Warrants remained outstanding. The exercise of the BSA resulted in the issuance of 59,657,507 New Shares.

The Company entered into related-party agreements with its shareholders Bpifrance and Baker Brothers Investments on March 27, 2025, as part of the April 2025 PIPE Financing, due to their participation in the Share Purchase Agreement and Registration Rights Agreement. These related party-agreements were approved by the June 11, 2025, ordinary general meeting. Bpifrance and Baker Brothers Investments did not vote on the corresponding resolution submitted to the ordinary general meeting, in compliance with the provisions of the French Commercial Code.

The following table sets forth the number of new shares and warrants that two of our holders, who hold more than 5% of our outstanding voting securities and/or are affiliates, purchased under the April 2025 PIPE financing agreement:

Related Party	Aggregate Dollar Value of Participation*	Ordinary Shares /ABSA First Pre-Funded Warrants (First PFW Shares) BS Warrants (Second PFW Shares) Total Potential Shares (assuming full exercise)
Entities affiliated with Baker Bros. Advisors LP	$63,247,651.48	75,088,464
Bpifrance Participations S.A.	$8,678,736.58	10,303,513

*	Assumes closing price on Euronext on March 27, 2025 was €0.781 and ECB exchange was 1 EUR = $1.0785.

Governance Rights

Pursuant to the Securities Purchase Agreements entered into in connection with the April 2025 PIPE Financing, the Company undertook, subject to settlement of the ABSA and the PFW-BS-PFW, to propose the appointment of Christiana Bardon, M.D., MBA, Managing Partner of MPM BioImpact, as a member of the Board of Directors at the next shareholders’ general meeting of the Company. In addition, Bpifrance Participations S.A. continues to hold board representation through its representative, Ms. Maïlys Ferrère, who serves as a Director of the Company. The representative appointed by Baker Bros. Advisors LP and the representative of Bpifrance Participations S.A. to the Board of Directors did not take part in the vote on the decisions at the meeting of the Board of Directors held on March 27, 2025, relating to the April 2025 PIPE Financing.

Pursuant to the press release announcing the appointment of Ms. Bardon on March 27, 2025, Ms. Bardon has not opted to accept this appointment and her mandate was not submitted to the June 11, 2025 Annual General Meeting.

Registration Rights

In March 2018, we entered into a registration rights agreement (the “Registration Rights Agreement”), with entities affiliated with Baker Bros. Advisors LP, or Baker Brothers, pursuant to which Baker Brothers is entitled to rights with respect to the registration under the Securities Act of Ordinary Shares and ADSs, including Ordinary Shares or ADSs issuable upon the exercise or conversion of any other securities (whether equity, debt or otherwise) owned or subsequently acquired by Baker Brothers. These rights include demand registration rights and piggyback registration rights. All fees, costs and expenses of underwritten registrations will be borne by us and all selling expenses, including underwriting commissions, will be borne by Baker Brothers. Under the terms of the Registration Rights Agreement, we are required, upon the request of Baker Brothers, to file a registration statement covering, and use our reasonable best efforts to effect, the registration of the Ordinary Shares, including in the form of ADSs, requested to be registered for public resale. In addition, if we register our securities either for our own account or for the account of other security holders under certain circumstances more than six months following the completion of our March 2018 underwritten global offering, Baker Brothers is entitled to include its Ordinary Shares or ADSs in such registration. Subject to certain exceptions, we and the underwriters may limit the number of Ordinary Shares or ADSs included in an underwritten offering conducted pursuant to the terms of the Registration Rights Agreement if the underwriters believe that including such securities would adversely affect the offering. The registration rights granted under the Registration Rights Agreement will terminate ten years after the date of the Registration Rights Agreement.

In connection with the April 2025 PIPE Financing, on March 27, 2025, the Company entered into a registration rights agreement (the “2025 Registration Rights Agreement”) with the investors party to the Securities Purchase Agreements, including Baker Brothers and BPIfinance Participations S.A., pursuant to which the Company agreed to register for resale the New Shares, the ABSA Warrant Shares, the First PFW Shares and the Second PFW Shares (together, the “Registrable Securities”). Under the 2025 Registration Rights Agreement, the Company agreed to file a registration statement covering the resale of the Registrable Securities no later than forty-five (45) days after the closing date of the PIPE financing (the “Filing Deadline”), and to use commercially reasonable efforts to cause such registration statement to be declared effective no later than the seventy-fifth (75th) day after the closing date, or the one hundred twentieth (120th) day if the SEC reviews such registration statement (the “Effectiveness Deadline”). The Company also agreed to use commercially reasonable efforts to keep such registration statement continuously effective until the date the Registrable Securities covered thereby have been sold or may be resold pursuant to Rule 144 without restriction. All reasonable fees and expenses incurred in connection with the registration of the Registrable Securities are to be borne by the Company. The Company has granted the investors customary indemnification rights in connection with the registration statement, and the investors have granted the Company customary indemnification rights in connection therewith.

Agreements with our Directors and Executive Officers

Employment and Consulting Arrangements

Daniel Tassé. In November 2018, we entered into an executive agreement (as French “mandataire social”) with Mr. Daniel Tassé, our current Chief Executive Officer. He is entitled to an annual base salary and an annual bonus with a target amount of 100% of the base salary, capped at 150%. Mr. Tassé is also eligible to receive equity grants as our Board of Directors may determine and to participate in our bonus plan.

In December 2018, our Board of Directors fixed the performance criteria in the event of termination of Mr. Daniel Tassé’s duties as our Chief Executive Officer. He will benefit from a severance package if all the following objectives are achieved: (i) Viaskin Peanut is approved in a major market; (ii) an EPIT pipeline with three ongoing clinical trials is built; and (iii) six months cash runway is achieved, as defined by the last quarter of spend on the day of severance. Compliance with these performance conditions will be established by our Board of Directors prior to any payment.

In the event of termination “without cause” or for “good reason,” we will pay an amount equal to the sum of: (i) 18 months of Mr. Tassé’s base salary and (ii) the target bonus at a 100% achievement level.

In case of termination without “cause” or for “good reason” outside of a change of control, the severance benefits will get paid out over a 12-month period. In case of termination without “cause” or for “good reason” in connection with a change in control, those same amounts will be paid in a lump sum.

Virginie Boucinha. In November 2023, we entered into an employment agreement with Ms. Boucinha, our Chief Financial Officer (the “Boucinha Employment Agreement”). Ms. Boucinha is entitled to an annual base salary and an annual bonus with a target amount of 40% of the base salary. Ms. Boucinha is also eligible to receive equity grants as our Board may determine and to participate in our bonus plan. In the event of termination “without cause” or for “good reason,” we will pay an amount equal to the sum of 12 months of Ms. Boucinha’s base salary in equal installments over a 12-month period.

On December 16, 2024, the Company amended the Boucinha Employment Agreement to provide certain enhanced severance benefits upon a Change in Control. The Board approved this amendment in recognition of Ms. Boucinha’s commitment to the Company. Ms. Boucinha will be eligible to receive the following Change in Control Severance Indemnity in the event of her termination not due to termination in the event of Ms. Boucinha’s initiative or due to her gross misconduct or willful misconduct, in either case, within twelve (12) months immediately following, a Change in Control Separation:

•	an amount equal to 12 months of gross remuneration;

•

such Change in Control Severance Indemnity will be paid in addition to any of the following applicable payments, including, legal or conventional statutory severance, outstanding holiday compensation, notice period compensation and any amount paid as annual bonus; and

•	such remuneration used to calculate the Change in Control Severance Indemnity shall be Ms. Boucinha’s base salary as of the date of termination.

The foregoing Change in Control Severance Indemnity is contingent upon Ms. Boucinha keeping the terms of the Boucinha Agreement confidential.

The renewal of these benefits and alignment with the level of severance benefits applicable Mr. Mohideen and Mr. Trapp, subject to French applicable regulations and conventional severance rules, which expired on December 4, 2025, was approved by the Board on February 13,2026, without any expiry date.

Dr. Pharis Mohideen.

In July 2019, we entered into an employment agreement with Dr. Mohideen, our Chief Medical Officer. Dr. Mohideen is entitled to an annual base salary and an annual bonus with a target amount of 40% of the base salary, (the “Mohideen Employment Agreement”). Dr. Mohideen is also eligible to receive equity grants as our Board may determine and to participate in our bonus plan. In the event of termination “without cause” or for “good reason,” we will pay an amount equal to the sum of 12 months of Dr. Mohideen’s base salary in equal installments over a 12-month period.

On December 16, 2024, DBV Technologies Inc., a fully owned subsidiary (the “Subsidiary”) of DBV Technologies S.A. entered into an agreement with Pharis Mohideen (the “Mohideen Employment Agreement”) which amends the Mohideen Employment Agreement to provide certain enhanced severance benefits upon a Change in Control, as defined in the Mohideen Agreement. The Board of Directors approved the Mohideen Employment Agreement in recognition of Mr. Mohideen’s commitment to the Subsidiary. The Mohideen Employment Agreement provides certain enhanced severance benefits in case of termination without “cause” or for “good reason” upon a change in control of the Company. In particular, upon a termination without Cause or resignation for Good Reason outside of a Change in Control (each as defined in the Mohideen Employment Agreement), Mr. Mohideen is entitled to twelve (12) months of base salary continuation paid in substantially equal installments, plus Company-paid COBRA premiums for up to twelve (12) months following the separation date, in each case subject to the Mr. Mohideen’s execution of a release of claims. In the event such termination occurs within twelve (12) months following a Change in Control, Mr. Mohideen is instead entitled to a lump-sum payment equal to twenty-four (24) months of base salary plus 1x the target Annual Bonus for the year of termination, a cash Equity Bonus equal to the intrinsic value of any unvested Surviving Equity Awards not otherwise accelerated, and Company-paid COBRA premiums for up to twenty-four (24) months, in each case subject to Mr. Mohideen’s execution of a release of claims.

Kevin Trapp. In November 2025, we entered into an employment agreement with Mr. Trapp, our Chief Commercial Officer (the “Trapp Employment Agreement”). Mr. Trapp is entitled to an annual base salary and an annual bonus with a target amount of 40% of the base salary. In the event of termination “without cause” or for “good reason,” we will pay an amount equal to the sum of 12 months of Mr. Trapp’s base salary in equal installments over a 12-month period. In the event of termination “for cause”, no severance benefits will be paid. Mr. Trapp is also eligible to receive equity grants as our Board may determine and to participate in our bonus plan. The Trapp Employment Agreement provides certain enhanced severance benefits in case of termination without “cause” or for “good reason” upon a change in control of the Company. In particular, upon a termination without Cause or resignation for Good Reason outside of a Change in Control (each as defined in the Trapp Employment Agreement), Mr. Trapp is entitled to twelve (12) months of base salary continuation paid in substantially equal installments, plus Company-paid COBRA premiums for up to twelve (12) months following the separation date, in each case subject to the Mr. Trapp’s execution of a release of claims. In the event such termination occurs within twelve (12) months following a Change in Control, Mr. Trapp is instead entitled to a lump-sum payment equal to twenty-four (24) months of base salary plus 1x the target Annual Bonus for the year of termination, a cash Equity Bonus equal to the intrinsic value of any unvested Surviving Equity Awards not otherwise accelerated, and Company-paid COBRA premiums for up to twenty-four (24) months, in each case subject to Mr. Trapp’s execution of a release of claims.

Director and Executive Officer Compensation

See “Board of Directors and Corporate Governance” and “Executive Compensation” for information regarding compensation of Directors and Named Executive Officers.

Equity Awards

See “Board of Directors and Corporate Governance” and “Executive Compensation” for further information regarding equity awards to directors and executive officers.

Bonus Plans

All our executive officers are entitled to a bonus ranging between 40% and 150% based on yearly objectives determined by our Board of Directors upon recommendation of our Compensation Committee.

Indemnification Agreements

We intend to enter into indemnification agreements with each of our directors and executive officers. See “Executive Compensation—Limitations on Liability and Indemnification Matters” above.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Director Independence

See “Board of Directors And Corporate Governance—Corporate Governance—Board Independence”

AUDIT FEES AND SERVICES

The following tables present fees for professional audit services rendered by KPMG S.A. and Deloitte & Associés for the audit of the Company’s annual financial statements for the years ended December 31, 2024, and December 31, 2025, as well as fees billed for other services rendered by KPMG S.A. and Deloitte & Associés during those periods.

The amounts relating to audit fees and services in 2025 have been converted from euros to U.S. dollars at a rate of €1.00 = $1.1299 which represents the average exchange rate for the year ended December 31, 2025, and those relating to audit fees and services in 2024 have been converted from euros to U.S. dollars at a rate of €1.00 = $1.0824, which represents the average exchange rate for the year ended December 31, 2024.

The following table presents aggregate fees billed to the Company for the years ended December 31, 2025, and December 31, 2024, by Deloitte & Associés:

	Fiscal Year Ended December 31,
(in thousands of dollars)	2025	2024
Audit Fees	$535	$496
Audit-related Fees	$169	$226
Tax Fees	$—	—
All Other Fees	$—	—
Total Fees	$704	$722

The following table presents aggregate fees billed to the Company for the years ended December 31, 2025 and December 31, 2024 by KPMG S.A.

	Fiscal Year Ended December 31,
(in thousands of dollars)	2025	2024
Audit Fees	$535	$680
Audit-related Fees	$171	$182
Tax Fees	$—	—
All Other Fees	$—	—
Total Fees	$706	$862

There were no “Tax Fees” or “All Other Fees” billed or paid during 2025 or 2024.

All fees described above were pre-approved by the Board of Directors, upon recommendation of the Audit Committee.

Audit and Non-Audit Services Policies and Procedures

The Audit Committee has responsibility for issuing recommendations to the Board of Directors (and, where applicable, to the Annual General Meeting) in relation to the appointment and compensation of the work of our statutory auditors. The Audit Committee also has responsibility of overseeing the work of our statutory auditors. In recognition of this responsibility, the Audit Committee has adopted a policy, approved by the Board of Directors on December 3, 2020, applicable since January 1, 2021 governing the pre-approval of all audit and permitted non-audit services performed by our statutory auditors to ensure that the provision of such services does not impair the independent registered public accounting firm’s independence from us and our management. Unless a type of service to be provided by our independent registered public accounting firm has received general pre-approval from the Audit Committee, it requires specific pre-approval by the Audit Committee. The payment for any proposed services in excess of pre-approved cost levels requires specific pre-approval by the Audit Committee.

The Audit Committee has considered the non-audit services provided by KPMG S.A. and Deloitte & Associés as described above and believes that they are compatible with maintaining KPMG S.A. and Deloitte & Associés’ independence as our independent registered public accounting firms.

PROPOSALS NOS. 1 TO 4:

APPROVAL OF THE ANNUAL FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2025, APPROVAL OF THE CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2025, ALLOCATION OF INCOME FOR THE YEAR ENDED DECEMBER 31, 2025 AND ALLOCATION OF ACCUMULATED DEFICIT TO THE ADDITIONAL PAID-IN CAPITAL

Proposal No. 1

The Board of Directors proposes an ordinary resolution to receive and adopt the statutory financial statements for the year ended December 31, 2025, showing a loss of EUR (123,018,389.41).

The 2025 statutory financial statements may be found in the Annual Reports and General Meetings section of our website at https://www.dbv-technologies.com/investor-relations/financial-information/annual-reports/.

Proposal No. 2

The Board of Directors proposes an ordinary resolution to receive and adopt the consolidated financial statements for the year ended December 31, 2025, showing a loss of USD (146,946,904.70) (US GAAP) and of USD (147,156,369.31) (IFRS).

The 2025 consolidated financial statements may be found in the Annual Reports and General Meetings section of our website at https://www.dbv-technologies.com/investor-relations/financial-information/annual- reports/.

Proposal No. 3

The Board of Directors proposes an ordinary resolution to fully allocate the whole of the net loss for the financial year ended December 31, 2025, totaling € (123,018,389.41), to the “Accumulated deficit” line, which would result in a negative balance of € (190,148,327.46).

No distribution of dividends or income has occurred in the past three financial years.

Proposal No. 4

The Board proposes to charge € 190,148,327.46 of the retained earnings account for the financial year ended December 31, 2025, of the total amount of € (190,148,327.46), to the “additional paid-in capital” account which, before this charge, amounts to €312,354,226.86.

Consequently, the “additional paid-in capital” account would amount to € 122,205,899.40.

For the full text of Proposals Nos. 1 to 4, please see Annex A.

Vote Required

Proposals Nos. 1 to 4 require the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

EACH OF THE PROPOSALS NOS. 1 TO 4

PROPOSAL NO. 5:

STATUTORY AUDITORS’ SPECIAL REPORT ON REGULATED AGREEMENTS

The Board proposes to approve the statutory auditors’ report on related party transactions referred to in Article L. 225-38 of the French Commercial Code.

For the full text of Proposal No. 5, please see Annex A.

Vote Required

Proposal No. 5 requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 5.

PROPOSAL NO. 6:

RENEWAL OF THE TERM OF OFFICE OF KPMG, AS STATUTORY AUDITOR

The term of office of KPMG as statutory auditor will expire at the end of the 2026 General Meeting. If renewed, the term of KPMG will expire at the end of the General Meeting to be held in 2032 to approve the financial statements for the previous financial year. Representatives of KPMG are expected to be present online at the 2026 General Meeting. According to French rules, they will not be invited to comment on the renewal of their mandate.

For the full text of Proposal No. 6, please see Annex A.

Vote Required

Proposal No. 6 requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 6

PROPOSALS NOS. 7 TO 10:

RATIFICATION OF THE PROVISIONAL APPOINTMENT OF MS. PHILINA LEE, AS DIRECTOR; RENEWAL OF MR. MICHAEL J. GOLLER AS DIRECTOR, RENEWAL OF MR. DANIEL TASSÉ AS DIRECTOR, RENEWAL OF MS. MAÏLYS FERRÈRE AS DIRECTOR

Proposal 7

Ms. Philina Lee has been provisionally appointed as Board Member, by the Board of Directors at its meeting on October 30, 2025, to replace Mr. Daniel Soland who left the Board of Directors on September 18, 2025.

The Board proposes to ratify such provisional appointment. If ratified, Ms. Philina Lee will hold office for the remaining term of office of her predecessor, expected to expire at the end of the General Meeting to be held in 2028 to approve the financial statements for the previous financial year. Ms. Philina Lee has agreed to serve if her provisional appointment is ratified, and we have no reason to believe that she will be unable to serve.

Ms. Philina Lee’s biography is provided above under “Board of Directors and Corporate Governance—Board of Directors.”

Proposal 8

The Board proposes to renew the term as Director of Mr. Michael J. Goller.

Mr. Michael J. Goller is currently a member of our Board and has been nominated for re-election as Director on the recommendation of the Nominating and Governance Committee. If re-elected, he will hold office from the date of his re-election for a period of three years, to expire at the end of the Annual General Meeting occurring in 2029, where he must retire by rotation and offer himself for re-election, or until his earlier death, resignation, or removal. Mr. Michael J. Goller has agreed to serve if re-elected, and we have no reason to believe that he will be unable to serve.

Mr. Michael J. Goller’s biography is provided above under “Board of Directors and Corporate Governance—Board of Directors.”

Proposal 9

The Board proposes to renew the term as Director of Mr. Daniel Tassé.

Mr. Daniel Tassé is currently a member of our Board and has been nominated for re-election as director on the recommendation of the Nominating and Governance Committee. If re-elected, he will hold office from the date of his re-election for a period of three years, to expire at the end of the Annual General Meeting occurring in 2029, where he must retire by rotation and offer himself for re-election, or until his earlier death, resignation, or removal. Mr. Daniel Tassé has agreed to serve if re-elected, and we have no reason to believe that he will be unable to serve.

Mr. Daniel Tassé’s biography is provided above under “Board of Directors and Corporate Governance—Board of Directors.”

Proposal 10

The Board proposes to renew the term as Director of Ms. Maïlys Ferrère.

Ms. Maïlys Ferrère is currently a member of our Board and has been nominated for re-election as director on the recommendation of the Nominating and Governance Committee. If re-elected, she will hold office from the date of her re-election for a period of three years, to expire at the end of the Annual General Meeting occurring in 2029, where she must retire by rotation and offer herself for re-election, or until her earlier death, resignation, or removal. Ms. Maïlys Ferrère has agreed to serve if re-elected, and we have no reason to believe that she will be unable to serve.

Ms. Maïlys Ferrère’s biography is provided above under “Board of Directors and Corporate Governance—Board of Directors.”

Vote Required

Proposals Nos. 7 to 10 require the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained, or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

EACH OF THE PROPOSALS NOS. 7 TO 10

PROPOSAL NO. 11:

APPROVAL OF THE INFORMATION SET OUT IN SECTION I OF ARTICLE L.22-10-9 OF THE FRENCH COMMERCIAL CODE ON THE COMPENSATION OF CORPORATE OFFICERS FOR THE YEAR 2025

In accordance with Article L.22-10-34 of the French Commercial Code, our Board is required to present to shareholders the information referred to in Article L.22-10-9 I of the French Commercial Code mentioned in the corporate governance report included in the 2025 Universal Registration Document and in the Board of Directors’ report on the resolutions.

For a description of such information referred to in I of Article L.22-10-9 of the French Commercial Code, please refer to Annex C, Part 1 and Part 2.

For the full text of Proposal No. 11, please see Annex A.

Vote Required

Proposal No. 11 requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 11.

PROPOSAL NO. 12

APPROVAL OF THE FIXED, VARIABLE AND NON-RECURRING COMPONENTS OF OVERALL COMPENSATION AND BENEFITS OF ALL TYPES PAID OR ASSIGNED DURING THE YEAR ENDED DECEMBER 31, 2025, TO MICHEL DE ROSEN, CHAIRMAN OF THE BOARD OF DIRECTORS

In accordance with Article L.22-10-34 II of the French Commercial Code, our Board is required to present to shareholders the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2025, to Michel de Rosen, Chairman of the Board of Directors.

For a description of such information relating to Michel de Rosen, please refer to Annex C, Part 2.

For the full text of Proposal No. 12, please see Annex A.

Vote Required

Proposal No. 12 requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 12.

PROPOSAL NO. 13:

APPROVAL OF THE FIXED, VARIABLE AND NON-RECURRING COMPONENTS OF OVERALL COMPENSATION AND BENEFITS OF ALL TYPES PAID OR ASSIGNED DURING THE YEAR ENDED DECEMBER 31, 2025, TO DANIEL TASSÉ, CHIEF EXECUTIVE OFFICER

In accordance with Article L. 22-10-34 II of the French Commercial Code, our Board is required to present to shareholders the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2025, to Daniel Tassé, Chief Executive Officer.

For a description of such information relating to Daniel Tassé, please refer to Annex C, Part 2.

For the full text of Proposal No. 13, please see Annex A.

Vote Required

Proposal No. 13 requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 13.

PROPOSAL NO. 14

ADVISORY OPINION ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS OTHER

THAN THE CHIEF EXECUTIVE OFFICER

In accordance with the requirements of Section 14A of the Exchange Act, we are including in this proxy statement a proposal, subject to shareholder vote, to approve, on a non-binding advisory basis, the compensation of our named executive officers other than the Chief Executive Officer (as disclosed under “Executive Compensation” and the tables that follow). Shareholder approval of the compensation of our Chief Executive Officer is required as a matter of French law and is addressed by Proposal No. 18.

We believe that our compensation programs for our named executive officers have been effective at promoting the achievement of positive results, appropriately aligning pay and performance, and enabling us to attract and retain very talented executives within our industry, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

We are asking our shareholders to indicate their support for the compensation of our named executive officers as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives you as a shareholder the opportunity to express your views on our 2026 compensation for our named executive officers. This vote is not intended to address any specific item of compensation; rather, the vote relates to the overall compensation of our named executive officers as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.

Although this is an advisory vote which will not be binding on our Compensation Committee or Board of Directors, our Compensation Committee and Board of Directors will carefully review the results of the shareholder vote. Our Compensation Committee and Board of Directors will consider potential shareholders’ concerns and take them into account in future determinations concerning compensation of our named executive officers. Our Board of Directors therefore recommends that you indicate your support for the compensation of our named executive officers in 2026 as outlined in this proxy statement by voting “FOR” Proposal No. 14.

For the full text of Proposal No. 14, please see Annex A.

Vote Required

Proposal No. 14 requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained, or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 14

PROPOSAL NO. 15

INCREASE OF THE TOTAL REMUNERATION (ANNUAL BUDGET) ALLOCATED TO DIRECTORS

In accordance with Article L. 225-45 of the French Commercial Code, the shareholders vote on the annual budget allocated to directors.

We are asking our shareholders to increase the amount allocated to directors from EUR 900,000 to EUR 1,150,000.

This increase is intended for the purposes of the revised structure of the 2026 Director compensation policy, as approved by the Board of Directors at its meeting on February 13, 2026, and to be maintained for the next financial years, unless the Board submits other updates to the shareholders’ approval at a General Meeting. For the detailed structure, please see Annex B.

For the full text of Proposal No. 15, please see Annex A.

Vote Required

Proposal No. 15 requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained, or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 15

PROPOSALS NOS. 16 TO 18:

APPROVAL OF THE COMPENSATION POLICY FOR THE CHAIRMAN OF THE BOARD OF DIRECTORS FOR THE YEAR ENDING DECEMBER 31, 2026

APPROVAL OF THE COMPENSATION POLICY FOR THE DIRECTORS FOR THE YEAR ENDING DECEMBER 31, 2026

APPROVAL OF THE COMPENSATION POLICY FOR THE CHIEF EXECUTIVE OFFICER FOR THE YEAR ENDING DECEMBER 31, 2026

Proposal 16

In accordance with Article L. 22-10-8 of the French Commercial Code, our Board is required to present to shareholders the proposed compensation policy to be allocated to the Chairman of the Board of Directors for their approval at the Annual General Meeting.

For reference, an English translation of our proposed compensation policy is set forth in Annex B.

Proposal 17

In accordance with Article L. 22-10-8 of the French Commercial Code, our Board is required to present to shareholders the proposed compensation policy to be allocated to the Directors for their approval at the Annual General Meeting.

For reference, an English translation of our proposed compensation policy is set forth in Annex B.

Proposal 18

In accordance with Article L. 22-10-8 of the French Commercial Code, our Board is required to present to shareholders the proposed compensation policy to be allocated to the Chief Executive Officer for their approval at the Annual General Meeting.

For reference, an English translation of our proposed compensation policy is set forth in Annex B.

For the full text of Proposals Nos. 16 to 18, please see Annex A.

Vote Required

Proposals Nos. 16 to 18 require the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained, or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

EACH OF THE PROPOSALS NOS. 16 TO 18

PROPOSAL NO. 19:

AUTHORIZATION TO BE GRANTED TO THE BOARD OF DIRECTORS TO BUY BACK COMPANY SHARES ON THE COMPANY’S BEHALF PURSUANT TO ARTICLE L. 22-10-62 OF THE FRENCH COMMERCIAL CODE

Pursuant to the following resolution, shareholders are asked to approve a delegation of authority to buy back the Company’s shares to use as acquisition consideration and/or to underlie incentive instruments granted to the employees and executive officers of the Company and its subsidiaries.

The Board proposes the shareholders authorize it, for a period of 18 months, pursuant to Articles L. 225-209 et seq. of the French Commercial Code, to buy back, on one or more occasions and at the times of its choosing, Company shares up to the limit of 5% of the number of shares comprising the share capital at the date of purchase, adjusted, if necessary, to take into account any increase or reduction in capital that may have taken place during the course of the program.

The shares may be bought back in order to:

•

support the secondary market for or the liquidity of the Company’s shares through a liquidity agreement with an investment service provider, in accordance with the standard practice accepted by the regulations, in which context the number of shares taken into account for the calculation of the aforementioned limit corresponds to the number of shares purchased, after deduction of the number of shares resold;

•

provide coverage to meet obligations arising from stock option plans and/or free share allocation plans (or similar plans) for the group’s employees and/or corporate officers, as well as all share allocations arising under company or group employee savings plans (or similar plans), employee profit-sharing plans and/or any other form of share allocation arrangement for the group’s employees and/or corporate officers;

•	hedge the securities giving access to the Company’s shares, pursuant to current regulations;

•	hold the purchased shares and ultimately return them for future exchange or as payment under external growth transactions;

•	where applicable, cancel all or part of the shares acquired; or

•

more generally, operate for any purpose that may be authorized by law or any market practice that may be permitted by the market authorities, it being specified that, in such a case, the Company would inform its shareholders by way of a press release.

The acquisition, sale, exchange or transfer of these shares may be executed by any means, including through the purchase of share blocks, at the time deemed appropriate by the Board of Directors. The Board may not, without the prior authorization of the shareholders’ meeting, use this authorization during a public offer period initiated by a third party for the shares of the Company until the end of the offer period.

The Company does not intend to use options or derivatives.

The maximum purchase price is set at €25 per share (excluding charges). In the event of a capital transaction, in particular a stock split or reverse split, or the allocation of free shares to shareholders, the above-mentioned amount will be adjusted in the same proportions (multiplier coefficient equal to the ratio between the number of shares comprising the capital before the transaction and the number of shares after the transaction).

The overall ceiling is set at €370,053,000.

The Annual General Meeting hereby authorizes the Board of Directors to carry out these transactions, set the terms and methods thereof, finalize all agreements and complete all formalities when necessary.

If approved, this authorization would cancel the authorization granted to the Board of Directors under the nineteenth ordinary resolution of the Annual General Meeting of June 11, 2025.

For the full text of Proposal No. 19, please see Annex A.

Vote Required

Proposal No. 19 requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 19.

PROPOSAL NO. 20:

DELEGATION TO BE GRANTED TO THE BOARD OF DIRECTORS FOR THE COMPANY TO CANCEL THE SHARES BOUGHT BACK PURSUANT TO ARTICLE L.22-10-62 OF THE FRENCH COMMERCIAL CODE

The shareholders are asked to grant all powers to the Board of Directors for the purpose of canceling, on one or more occasions, all or part of the Company shares acquired as a result of the share repurchases authorized by the shareholders pursuant to Proposal No. 19. The shares to be canceled pursuant to this authorization shall not exceed 10% of our share capital in any 24-month period.

The Board proposes the shareholders authorize the Board of Directors to, for a period of 18 months, pursuant to Article L. 22-10-62 of the French Commercial Code:

•

cancel, at its discretion, on one or more occasions, up to 10% of the capital calculated on the date of the decision to cancel, less any shares canceled during the last 24 months, shares the Company holds or may hold following buy-backs performed pursuant to Article L. 22-10-62 of the French Commercial Code and to reduce the share capital accordingly in compliance with legal and regulatory provisions in force; and

•	carry out all necessary operations to perform such cancellations and the resulting reductions of the share capital, accordingly amending the Company’s Bylaws and fulfilling all formalities required.

If approved, this authorization would cancel the authorization granted to the Board of Directors under the nineteenth ordinary resolution of the Annual General Meeting of June 11, 2025.

For the full text of Proposal No. 20, please see Annex A.

Vote Required

Proposal No. 20 requires the affirmative vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 20.

PROPOSALS NOS. 21 TO 32:

FINANCIAL AUTHORIZATIONS

We are a late-stage specialty biopharmaceutical company focused on changing the field of immunotherapy by developing our novel Viaskin technology platform. Developing, seeking regulatory approval of, and commercializing product candidates requires significant resources. Given our historical operating losses and reliance on external financings, we may seek additional capital as we prepare for the launch of Viaskin Peanut, if approved.

We may also need to secure capital to accelerate development of a promising new product candidate, to expand the geographical reach of our commercialization, or to pursue a promising business development opportunity.

A range of financing options is available in the marketplace, and we wish to be able to pursue the most appropriate financing for our company. We understand the need to be good stewards of our investors’ money and will continue to seek financing with a reasonable risk profile and attention to investor dilution. We also need to have resolutions that ensure consistency between U.S. (SEC) and French (AMF) market practices and regulatory standards.

That is why we ask for:

•

the delegation of authority to increase the share capital with cancellation of preferential subscription rights in favor of one or more persons to be designated by the Board of Directors (24th resolution).

•

an applicable discount of up to 15% for the delegation of authority to increase the share capital with cancellation of subscription rights in favor of categories of persons meeting specified characteristics (25th resolution).

•

the delegation of authority to increase the share capital with cancellation of subscription rights in favor of categories of persons meeting specified characteristics within the framework of an equity financing agreement on the United States stock market known as “At-The-Market” or “ATM Program” (26th resolution).

•	a total ceiling set at EUR 29,604,244, which corresponds to approximately 100% of our share capital as of March 26, 2026.

We are therefore seeking approval at the 2026 Annual General Meeting of the following resolutions that would allow raising capital even in adverse situations, to best ensure the continuity of our operations. These resolutions will be suspended in case of a hostile takeover attempt.

Unlike most companies incorporated under U.S. state law, which traditionally have a specified amount of authorized shares available for issuance with limited restriction on the purpose of such issuance, in accordance with French law, in order for our Board of Directors to increase our share capital, it must have a specific delegation of authority authorizing it to increase the share capital for each specific purpose.

The proposed financial authorizations would provide our Board of Directors with additional flexibility to respond quickly to changes in market conditions and thereby be able to obtain financing under the best possible conditions.

The financial delegations of authority presented for your approval at the 2026 Annual General Meeting are subject to the following important limitations:

•

the maximum global nominal amount of the share capital increases which may be completed pursuant to Resolutions 21, 22, 24, 25 and 26 cannot exceed EUR29,604,244, i.e. approximately 100% of our share capital as of March 26, 2026;

•

any share capital increase pursuant to Resolution 27, which grants a customary over-allotment option for any issuance pursuant to Resolutions 21, 22, 23, 24, 25, and 26, would be at the same price as, and limited to a maximum of 15% of, the initial issuance;

•	the aggregate amount of share capital increases pursuant to Resolution 32 cannot exceed EUR14,802,122, i.e. approximately 50% of our share capital as of March 26, 2026.

Our Board of Directors will continue to use these authorizations in accordance with our corporate and strategic needs and, in any case, does not intend to use these authorizations in the context of an unsolicited tender offer by a third party our shares.

Under French law, in the case of issuance of additional shares or other securities for cash or set-off against cash debts, our existing shareholders have preferential subscription rights to these securities on a pro-rata basis, unless such rights are waived by a two-thirds majority of the votes held by the shareholders present at the extraordinary meeting deciding or authorizing the capital increase, represented by proxy or voting by mail. In case such rights are not waived by the extraordinary general meeting, each shareholder may individually either exercise, assign or not exercise its preferential rights. Such rights would be waived pursuant to Resolutions 22, 23, 24, 25, 26, 28 and 30, if approved. Accordingly, the issuance of additional Ordinary Shares or other securities pursuant to such resolutions might, under certain circumstances, dilute the ownership and voting rights of shareholders.

Vote Required

Proposals Nos. 21 to 32 require the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the 2026 Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSALS NOS. 21 TO 32.

PROPOSAL NO. 21:

DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES AND/OR EQUITY SECURITIES GIVING ACCESS TO OTHER EQUITY SECURITIES OR TO THE ALLOCATION OF DEBT SECURITIES AND/OR SECURITIES GIVING ACCESS TO ORDINARY SHARES WITH PREFERENTIAL SUBSCRIPTION RIGHTS

The purpose of this delegation of authority is to enable the Company to obtain financing at any time through the issuance of ordinary shares and any type of securities giving, by any means, immediately and/or in the future, access to ordinary shares, by calling on the Company’s shareholders. The Company’s shareholders will be awarded, under the applicable legal provisions and in proportion to their ownership interest in the Company’s share capital, a preferential right to subscribe for new shares or securities. This detachable and negotiable right will make it possible, if the holder does not wish to subscribe to the capital increase, to financially offset the dilution resulting from the non-subscription to the capital increase.

The Company intends to use this delegation of authority to raise funds and have the financial flexibility necessary to enable it to execute its strategic objectives, including, but not limited to, with respect to financing potential external growth. In particular, the implementation of this authorization could provide us with quick access to a source of financing and allow us to respond quickly to changes in market conditions.

The share capital increases carried out pursuant to this authorization cannot exceed EUR 29,604,244, i.e. approximately 100% of our share capital as of March 26, 2026. In the case of issuances of debt securities, the nominal amount of any issuances will be limited to EUR 200,000,000.

The terms of the securities to be authorized, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters would be determined by the board of directors. Any transaction where the Company sells such securities will be reviewed and approved by the board of directors at the time of issuance.

This delegation of authority would be granted for a 26-month period.

The Board of Directors shall be granted, within the limits set above, the powers required to set the terms for the issues and determine the issue price, and if applicable, record the execution of the resulting capital increases, amend the Bylaws accordingly, impute, as it sees fit, the costs of the capital increase to the amount of the related premiums and deduct the necessary sums from this amount to bring the statutory reserve to one tenth of the new share capital after each increase and, more generally, perform all tasks required in similar matters.

The Board cannot, unless authorized in advance by the General Meeting, make use of this delegation in a period of public offering initiated by a third party targeting the securities of the Company until the end of the offering period.

This delegation supersedes, as from the date hereof, the unused portion, if applicable, of the delegation of authority granted by the General Meeting of June 11, 2025, in its twenty-first resolution.

For the full text of Proposal No. 21, please see Annex A.

Vote Required

Proposal No. 21 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the 2026 Annual General Meeting and entitled to vote thereon.

The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 21.

PROPOSAL NO. 22:

DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES AND/ OR EQUITY SECURITIES GIVING ACCESS TO OTHER EQUITY SECURITIES OR TO THE ALLOCATION OF DEBT SECURITIES, AND/OR SECURITIES GIVING ACCESS TO EQUITY SECURITIES TO BE ISSUED, WITHOUT PREFERENTIAL SUBSCRIPTION RIGHTS, BY MEANS OF A PUBLIC OFFER (EXCLUDING THE OFFERS SET OUT IN PARAGRAPH 1 OF ARTICLE L.411-2 OF THE FRENCH MONETARY AND FINANCIAL CODE), AND/OR AS CONSIDERATION FOR SECURITIES IN THE CONTEXT OF A PUBLIC EXCHANGE OFFER

The Board of Directors is requesting the necessary authority to issue through a public offering ordinary shares and/or any type of securities giving access, by any means, immediately or in the future, to ordinary shares.

Resolution 22 is intended:

•

To comply with the approach currently promoted by French regulatory authorities, pursuant to which, irrespective of whether a public offering is underwritten, this Resolution should be used to complete any such public offering because it is grounded on provisions of the French Commercial Code meant precisely for public offerings. In particular, if the end result of the planned transaction is a public offering of securities in France, Resolution 22 should be approved in order to ensure that the French regulatory authorities would view the financial delegations being granted at the 2026 Annual General Meeting as sufficient for all potential market participants; and

•	To allow for a direct public offering, without the involvement of underwriters.

Any issuance pursuant to this delegation would be carried out without shareholders’ preferential subscription rights. However, shareholders could be granted a priority subscription period in accordance with applicable French law.

Pursuant to the French Commercial Code, the issue price to be determined by the Board pursuant to this Resolution 22 shall be at least equal to, at the discretion of the Board of Directors or the Chief Executive Officer:

•

the weighted average of the prices of the last trading sessions chosen by the Board of Directors, or the Chief Executive Officer, between one and five consecutive trading sessions among the last thirty trading sessions, possibly reduced by a maximum discount of 15%, or

•	the last closing price of the Company’s share preceding the determination of the issue price, possibly reduced by a maximum discount of 15%.

The Company intends to use this delegation of authority to raise funds and have the financial flexibility necessary to enable it to execute its strategic objectives. We do not intend to use it in the context of an unsolicited tender offer by a third party for the Company’s shares.

As a result, we believe that a share capital increase in an amount not to exceed EUR 29,604,244, i.e., approximately 100% of our share capital as of March 26, 2026, will provide us with sufficient flexibility in pursuing our strategic objectives. In particular, the implementation of this authorization could provide us quick access to sources of financing, in a similar manner to U.S. companies, and allow us to respond quickly to changes in market conditions.

In the case of issuances of debt securities, the nominal amount of any issuances will be limited to EUR 200,000,000. The amount of any debt securities issued will be subject to (and deducted from) the global limit of EUR 200,000,000, and the amount of any share capital increase will be subject to the global limit of EUR 29,604,244, in each case as approved pursuant to Resolution 31.

This delegation of authority would be granted for a 26-month period.

The Board of Directors shall be granted, within the limits set above, the powers required to set the terms for the issues and determine the issue price, and if applicable, record the execution of the resulting capital increases, amend the Bylaws accordingly, impute, as it sees fit, the costs of the capital increase to the amount of the related premiums and deduct the necessary sums from this amount to bring the statutory reserve to one tenth of the new share capital after each increase and, more generally, perform all tasks required in similar matters.

The Board cannot, unless authorized in advance by the General Meeting, make use of this delegation in a public offering period initiated by a third party targeting the securities of the Company until the end of the offering period.

This delegation supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of June 11, 2025, in its twenty-second resolution.

For the full text of Proposal No. 22, please see Annex A.

Vote Required

Proposal No. 22 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the 2026 Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 22.

PROPOSAL NO. 23:

DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES AND/OR EQUITY SECURITIES GIVING ACCESS, AS THE CASE MAY BE, TO EQUITY SECURITIES OR TO THE ALLOCATION OF DEBT SECURITIES (OF THE COMPANY OR A GROUP COMPANY), AND/OR SECURITIES GIVING ACCESS TO ORDINARY SHARES (OF THE COMPANY OR A GROUP COMPANY), WITHOUT PREFERENTIAL SUBSCRIPTION RIGHTS, BY MEANS OF A PUBLIC OFFER REFERRED TO IN PARAGRAPH 1 OF ARTICLE L.411-2 OF THE FRENCH MONETARY AND FINANCIAL CODE

The goal of this delegation of authority is to allow the Company to issue ordinary shares and any type of securities giving access, by any means, immediately and/or in the future, to ordinary shares, in one or more private placements to qualified investors or to a limited circle of investors (less than 150) as described in paragraph 1° of Article L. 411-2 of the French Monetary and Financial Code.

Furthermore, the terms of this Resolution 23 set important limits on the amount of potential dilution. While our stock may vary, we believe that a share capital increase in an amount not to exceed EUR 29,604,244 i.e. approximately 100% of our share capital as of March 26, 2026, and not to exceed the limit determined by applicable laws and regulations at the time of the implementation of this delegation (on an indicative basis, currently 30% of the Company’s share capital per year), which would be subject to and deducted from the global limit provided in Resolution 31, will provide us with sufficient flexibility in pursuing our plan.

In the case of issuances of debt securities, the nominal amount of any issuances will be limited to EUR 200,000,000. The amount of any securities issued under Resolution 23 will be subject to (and deducted from) the global limits pursuant to Resolution 31.

Pursuant to the French Commercial Code, the issue price to be determined by the Board under this Resolution 23 shall be at least equal to, at the discretion of the Board of Directors or the Chief Executive Officer:

•

the weighted average of the prices of the last trading sessions chosen by the Board of Directors, or the Chief Executive Officer, between one and five consecutive trading sessions among the last thirty trading sessions, possibly reduced by a maximum discount of 15%, or

•	the last closing price of the Company’s share preceding the determination of the issue price, possibly reduced by a maximum discount of 15%.

This delegation of authority would be granted for a 26-month period.

The Board of Directors shall be granted, within the limits set above, the powers required to set the terms for the issues and determine the issue price, and if applicable, record the execution of the resulting capital increases, amend the Bylaws accordingly, impute, as it sees fit, the costs of the capital increase to the amount of the related premiums and deduct the necessary sums from this amount to bring the statutory reserve to one tenth of the new share capital after each increase and, more generally, perform all tasks required in similar matters.

The Board cannot, unless authorized in advance by the General Meeting, make use of this delegation in a period of public offering initiated by a third party targeting the securities of the Company until the end of the offering period.

This delegation supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of June 11, 2025, in its twenty-third resolution.

For the full text of Proposal No. 23, please see Annex A.

Vote Required

Proposal No. 23 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the 2026 Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 23.

PROPOSAL NO. 24:

DELEGATION OF POWERS TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES AND/OR EQUITY SECURITIES GIVING ACCESS TO OTHER EQUITY SECURITIES OR TO THE ALLOCATION OF DEBT SECURITIES AND/OR SECURITIES GIVING ACCESS TO ORDINARY SHARES, WITHOUT PREFERENTIAL SUBSCRIPTION RIGHTS IN FAVOR OF ONE OR MORE PERSONS SPECIFICALLY DESIGNATED BY THE BOARD OF DIRECTORS

The goal of this delegation of authority is to allow the Company to issue ordinary shares and any type of securities giving access, by any means, immediately and/or in the future, to ordinary shares, to one or more persons to be designated by the Board of Directors.

Furthermore, the terms of this Resolution 24 set important limits on the amount of potential dilution. While our stock may vary, we believe that a share capital increase in an amount not to exceed EUR 29,604,244 i.e. approximately 100% of our share capital as of March 26, 2026, and not to exceed the limit determined by applicable laws and regulations at the time of the implementation of this delegation (on an indicative basis, currently 30% of the Company’s share capital per year), which would be subject to and deducted from the global limit provided in Resolution 31, will provide us with sufficient flexibility in pursuing our plan.

In the case of issuances of debt securities, the nominal amount of any issuances will be limited to EUR 200,000,000. The amount of any securities issued under Resolution 24 will be subject to (and deducted from) the global limits pursuant to Resolution 31.

Pursuant to the French Commercial Code, the issue price of the shares issued under this delegation shall be at least equal to the closing price on the last trading session preceding the setting of the issue price, possibly reduced by a maximum discount of 10%.

This delegation of authority would be granted for an 18-month period.

The Board of Directors shall be granted, within the limits set above, the powers required to set the terms for the issues and determine the issue price, designate the person or persons for whom the issue is reserved, and, if applicable, record the execution of the resulting capital increases, amend the Bylaws accordingly, impute, as it sees fit, the costs of the capital increase to the amount of the related premiums and deduct the necessary sums from this amount to bring the statutory reserve to one tenth of the new share capital after each increase and, more generally, perform all tasks required in similar matters.

The Board cannot, unless authorized in advance by the General Meeting, make use of this delegation in a public offering period initiated by a third party targeting the securities of the Company until the end of the offering period.

This delegation supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of June 11, 2025, in its twenty-fourth resolution.

For the full text of Proposal No. 24, please see Annex A.

Vote Required

Proposal No. 24 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the 2026 Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 24.

PROPOSAL NO. 25:

DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES, GIVING, IF APPLICABLE, ACCESS TO ORDINARY SHARES OR THE ALLOCATION OF DEBT SECURITIES (OF THE COMPANY OR A GROUP COMPANY) AND/OR SECURITIES GIVING ACCESS TO ORDINARY SHARES (OF THE COMPANY OR A GROUP COMPANY), WITHOUT PREFERENTIAL SUBSCRIPTION RIGHTS IN FAVOR OF CATEGORIES OF PERSONS MEETING SPECIFIED CHARACTERISTICS

In addition to Resolution 22 and Resolution 23, which are intended to enable the Board of Directors to increase the Company’s share capital through a public offering or a private placement, the Board of Directors also is requesting the necessary authority to issue through a reserved offering Ordinary Shares or any type of securities giving access, by any means, immediately and/or in the future, to our share capital (including, without limitation, any bonds redeemable or convertible for Ordinary Shares and any warrants attached or not to Ordinary Shares or other types of securities).

The Company intends to use this delegation of authority to raise the funds and have the financial flexibility necessary to enable it to execute its strategic objectives. We do not intend to use it in the context of an unsolicited tender offer by a third party for DBV shares. As a result, we believe that a share capital increase in an amount not to exceed EUR 29,604,244, i.e. approximately 100% of our share capital as of March 26, 2026, will provide us with sufficient flexibility in pursuing our strategic objectives. In particular, the implementation of this authorization could provide us quick access to sources of financing, in a similar manner to our U.S. competitors, and allow us to respond quickly to changes in market conditions.

The issue price of Ordinary Shares that may be issued under the scope of this delegation of powers will be set by the Board of Directors and must be at least equal to, at the discretion of the Board of Directors or the Chief Executive Officer:

•	the last closing price of the Company’s shares preceding the setting of the issue price, possibly reduced by a maximum discount of 15%, or

•

the volume-weighted average of the Company’s share price on the Euronext Paris regulated market over a period determined by the Board of Directors of between one to five consecutive trading days, chosen from the 30 trading days preceding the pricing date, which may be reduced by a maximum discount of 15%.

The shareholders are asked to waive shareholders’ preferential subscription rights to the Ordinary Shares and securities that would be issued by virtue of this delegation, and to reserve this subscription for the following category of persons:

•

natural person(s) or legal entity(ies), including companies, trusts, investment funds or other investment vehicle(s), regardless of their form, under French or foreign law, investing on a regular basis in the pharmaceutical, biotechnological or medical technology sector; and/or

•

French or foreign companies, institutions or entities of any form, carrying out a significant portion of their business in these sectors or in the pharmaceutical chemical sector or in the field of medical devices or technologies or research in these areas; and/or

•

French or foreign investment service provider(s), or any foreign establishment(s) with equivalent status, likely to guarantee the completion of an issue intended to be placed with the persons referred to in (a) and/or (b) above or within the framework of the implementation of an equity or bond financing line and, in this context, to subscribe to the securities issued.

The Board of Directors shall be granted the power to determine the precise list of beneficiaries of such issues reserved within such category or categories of persons and the number of securities to be allocated to each of them.

In the case of issuances of debt securities, the nominal amount of any issuances will be limited to EUR 200,000,000.

The amount of any debt securities issued will be subject to (and deducted from) the global limit of EUR200,000,000, and the amount of any share capital increase will be subject to the global limit of EUR29,604,244, i.e. approximately 100% of our share capital on the date of March 26, 2026, in each case as approved pursuant to Resolution 31.

This delegation of authority would be granted for an 18-month period.

The Board cannot, unless authorized in advance by a shareholders’ general meeting, make use of this delegation in a period of public offering initiated by a third party targeting the securities of the Company until the end of the offering period.

This delegation supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of June 11, 2025, in its twenty-fifth resolution.

For the full text of Proposal No. 25, please see Annex A.

Vote Required

Proposal No. 25 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the 2026 Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 25.

PROPOSAL NO. 26:

DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE

ORDINARY SHARES TO BE ISSUED IMMEDIATELY OR IN THE FUTURE BY THE COMPANY, WITHOUT PREFERENTIAL SUBSCRIPTION RIGHTS IN FAVOR OF A CATEGORY OF

PERSONS MEETING SPECIFIED CHARACTERISTICS WITHIN THE FRAMEWORK OF AN

EQUITY FINANCING AGREEMENT ON THE UNITED STATES STOCK MARKET KNOWN AS

“AT-THE-MARKET OFFERING” OR “ATM PROGRAM”

On recommendation of the management of the Company, the Board of Directors is requesting the necessary authority to issue Ordinary Shares in the form of American Depositary Shares or American Depositary Receipts of the Company within the framework of an equity financing agreement on the United States stock market known as “At-The-Market” or “ATM Program”. Any ATM Program implemented by the Company would be strictly limited to the issuance of ordinary shares in the form of American Depositary Shares or American Depositary Receipts of the Company which would be sold on the Nasdaq Stock Market LLC or any other ADS trading market, without any public offering in France or in Europe.

The Company intends to use this delegation of authority to raise the funds and have the financial flexibility necessary to enable it to execute its strategic objectives.

As a result, we believe that a share capital increase in an amount not to exceed EUR 29,604,244, i.e. approximately 100% of our share capital as of March 26, 2026, will provide us with sufficient flexibility in pursuing our strategic objectives. In particular, the implementation of this authorization could provide us quick access to sources of financing, in a similar manner to our U.S. competitors, and allow us to respond quickly to changes in market conditions.

The issue price of Ordinary Shares that may be issued under the scope of this delegation of powers will be set by the Board of Directors and must be at least equal to, at the discretion of the Board of Directors or the Chief Executive Officer, either:

•	the last closing price of the Company’s shares preceding the setting of the issue price, possibly reduced by a maximum discount of 15%, or

•

the volume-weighted average of the Company’s share price on the regulated market of Euronext Paris over a period determined by the Board of Directors of between one to five consecutive trading sessions chosen from among the last 30 trading sessions preceding the setting of the issue price, possibly reduced by a maximum discount of 15%.

The shareholders are asked to waive shareholders’ preferential subscription rights to the Ordinary Shares and securities that would be issued by virtue of this delegation, and to reserve this subscription for the following category of persons:

•

any credit institution, any investment service provider, French or foreign, or any foreign institution with an equivalent status, intervening within the framework of an ATM Program set up by the Company (or any equity financing program of the same nature which would replace it) and providing, within this framework, for the subscription of securities issued by the Company.

The Board of Directors shall be granted the power to determine the precise list of beneficiaries of such issues reserved within such category or categories of persons and the number of securities to be allocated to each of them.

The Board of Directors would not, without the prior authorization of the General Meeting, make use of this delegation as from the filing by a third party of a draft public offer for the Company’s shares until the end of the offer period.

This delegation of authority would be granted for an 18-month period.

This delegation supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of June 11, 2025, in its twenty-sixth resolution.

For the full text of Proposal No. 26, please see Annex A.

Vote Required

Proposal No. 26 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the 2026 Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 26.

PROPOSAL NO. 27:

DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS, IN THE CASE OF A CAPITAL INCREASE WITH EXISTING SHAREHOLDERS’ PREFERENTIAL SUBSCRIPTION RIGHTS MAINTAINED OR WAIVED, TO INCREASE THE NUMBER OF SHARES TO BE ISSUED IN THE EVENT OF EXCESS DEMAND FOR SUBSCRIPTIONS

The purpose of this Resolution 27 is to allow the Board of Directors, with the ability to sub-delegate as permitted by law, to grant a customary over-allotment option, within thirty (30) days following the closing of the subscription, for any issuance of ordinary shares or securities giving access to the share capital decided pursuant to the twenty-first, twenty-second, twenty-third, twenty-fourth, twenty-fifth and twenty-sixth resolutions above. Any share capital increase pursuant to this delegation would be at the same price as, and limited to a maximum of 15% of, the initial issuance, which is a standard level for over-allotment options, as per market practice.

The Board of Directors would not, without the prior authorization of the General Meeting, make use of this delegation as from the filing by a third party of a draft public offer for the Company’s shares until the end of the offer period.

This delegation of authority would be granted for a 26-month period (except for the 24th, 25th and 26th resolutions, for which this delegation is valid for an 18-month period).

This delegation supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of June 11, 2025, in its twenty-seventh resolution.

For the full text of Proposal No. 27, please see Annex A.

Vote Required

Proposal No. 27 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the 2026 Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 27.

PROPOSAL NO. 28:

DELEGATION TO BE GRANTED TO THE BOARD OF DIRECTORS TO INCREASE THE CAPITAL BY MEANS OF THE ISSUE OF ORDINARY SHARES AND/OR SECURITIES GIVING ACCESS TO THE CAPITAL, UP TO THE LIMIT DETERMINED BY APPLICABLE LAWS AND REGULATIONS, IN CONSIDERATION FOR CONTRIBUTIONS IN KIND OF EQUITY SECURITIES OR SECURITIES GIVING ACCESS TO THE CAPITAL

The purpose of Resolution 28 is to allow the Board of Directors to increase the share capital in consideration for contributions in kind of equity securities or securities giving access to the capital.

The maximum nominal amount of share capital increases to be completed, immediately or in the future, may not exceed 20% of the share capital of the Company on the date of the decision to increase the share capital by the Board. This limit is set without taking into account the par value of the ordinary shares to be issued, if applicable, in relation to adjustments carried out in order to protect the rights of holders of securities and other rights giving access to capital, in accordance with legal and regulatory requirements as well as applicable contractual provisions.

The nominal amount of any share capital increase that may be carried out in application of this resolution will be deducted from the overall limit set forth in Resolution 31 below.

In the case of issuances of debt securities, the nominal amount of any issuances will be limited to EUR 200,000,000.

This delegation of authority would be granted for a 26-month period.

The Board of Directors would not, without the prior authorization of the General Meeting, make use of this delegation as from the filing by a third party of a draft public offer for the Company’s shares until the end of the offer period.

This delegation supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of June 11, 2025, in its twenty-eighth resolution.

For the full text of Proposal No. 28, please see Annex A.

Vote Required

Proposal No. 28 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the 2026 Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 28.

PROPOSAL NO. 29:

DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS FOR THE PURPOSE OF DECIDING ON ANY OPERATION OF MERGER-ABSORPTION, DEMERGER, OR PARTIAL CONTRIBUTION OF ASSETS

Article L. 236-9 of the French Commercial Code provides that (i) the extraordinary shareholders’ meeting of the acquiring company may delegate to the board of directors its competence in making decisions relating to a merger for a period that cannot exceed 26 months and (ii) the extraordinary shareholders’ meeting of the acquiring company may determine the merger and grant to the board of directors the power to set definitive terms and conditions of such merger for a period that cannot exceed five years.

Pursuant to Resolution 29 and in accordance with the amended Article L. 236-9 of the French Commercial Code, we are asking shareholders to (i) delegate authority to the board of directors of the Company to decide on any merger-absorption, split or partial contribution of assets and (ii) grant to the board of directors full powers to implement this delegation, in accordance with the provisions set forth in French Laws and the by-laws of the Company, for the purpose of deciding all terms of any transaction that would be decided under this delegation.

If an operation by the board of directors pursuant to this delegation requires an increase in the Company’s share capital, it must be carried out within the limits set forth in Resolution 29 (i.e., the maximum nominal amount of share capital increases to be completed pursuant to Resolution 29, immediately or in the future, may not exceed 5% of the share capital of the Company on the date of the decision to increase the share capital by the Board).

We are asking shareholders to approve Resolution 29 because this authorization granted to the Board would facilitate any potential external growth by paying all or part of the price with our securities, and we believe that shareholders’ approval in these circumstances is often a cumbersome process and could create uncertainty with respect to the ability to consummate such a transaction. Additionally, we believe that the process of submitting such a transaction for shareholders’ approval could prevent us from seizing opportunities in a timely manner. The delegation provided for in Resolution 30 is intended to simplify the merger-absorption process.

This delegation of authority would be granted for a 26-month period.

This delegation supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of June 11, 2025, in its twenty-ninth resolution.

For the full text of Proposal No. 29, please see Annex A.

Vote Required

Proposal No. 29 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the 2026 Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 29.

PROPOSAL NO. 30:

DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES GIVING, AS THE CASE MAY BE, ACCESS TO ORDINARY SHARES OR TO THE ALLOCATION OF DEBT SECURITIES (OF THE COMPANY OR OF A GROUP COMPANY), AND/OR SECURITIES GIVING ACCESS TO ORDINARY SHARES (OF THE COMPANY OR OF A GROUP COMPANY), IN THE CONTEXT OF AN OPERATION OF MERGER, DEMERGER OR PARTIAL CONTRIBUTION OF ASSETS DECIDED BY THE BOARD OF DIRECTORS PURSUANT TO THE DELEGATION REFERRED TO IN THE TWENTY-NINTH RESOLUTION

Subject to the adoption by shareholders of Resolution 29, we are asking our shareholders to adopt Resolution 30 and, in accordance with Articles L. 225-129 to L. 225-129-5 and L. 228-91 of the French Commercial Code, we are asking our shareholders to delegate to the Board of Directors the authority to decide to issue, on one or more occasions, ordinary shares of the Company and/or any type of securities giving access, by any means, immediately and/or in the future, to ordinary shares of the Company, in compensation for contributions in kind granted to the Company as part of any merger, demerger or partial contribution of assets decided by the Board of Directors pursuant to the delegation granted under Resolution 30, such shares conferring the same rights as existing shares, said shares conferring the same rights as old shares subject to their date of use.

The securities issued pursuant to this delegation may consist of debt securities or be related to the issue of such debt securities or permit the issue as intermediate securities.

We are also asking our shareholders to waive, to the benefit of the shareholders of the absorbed company or the contributing company, any preferential subscription right attached to the ordinary shares or securities to be issued.

The maximum nominal amount of share capital increases to be completed, immediately or in the future, may not exceed 10% of the share capital of the Company on the date of the decision to increase the share capital by the Board. This limit is set without taking into account the par value of the ordinary shares to be issued, if applicable, in relation to adjustments carried out in order to protect the rights of holders of securities and other rights giving access to capital, in accordance with legal and regulatory requirements as well as applicable contractual provisions.

The nominal amount of any share capital increase that may be carried out in application of this resolution will be deducted from the overall limit set forth in Resolution 31 below.

The nominal amount of all issuances of debt securities to be completed giving access to the Company’s share capital will not exceed EUR 200,000,000 (or the corresponding value of this amount for an issuance in a foreign currency). This amount will be increased, if applicable, for any redemption premium above nominal value and will be deducted from the overall limit set forth in Resolution 31 below. This limit does not apply to securities the issuance of which is decided or authorized by the Board of Directors in accordance with Article L. 228-40 of the French Commercial Code.

We are asking that the Board of Directors be granted all powers to decide and acknowledge completion of the share capital remunerating the transaction, charge on the premium, as the case may be, the fees and charges generated by the share capital increase, to deduct on the premium, if it deems it useful, the necessary amounts for the allocation of the legal reserve, to amend the Company’s by-laws, to take any decision in relation to the admission of the securities issued hereby to trading on Euronext, and do everything that is required.

This delegation of authority would be granted for a 26-month period.

This delegation supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of June 11, 2025, in its thirtieth resolution.

For the full text of Proposal No. 30, please see Annex A.

Vote Required

Proposal No. 30 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the 2026 Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 30.

PROPOSAL NO. 31:

OVERALL LIMIT ON THE MAXIMUM AUTHORIZED AMOUNTS SET UNDER THE RESOLUTIONS 22ND, 23RD, 24TH, 25TH, 26TH, 28TH AND 30TH

The Board proposes that the shareholders set the total par value of any shares that may be issued under the 22nd, 23rd, 24th, 25th, 26th, 28th and 30th Resolutions at EUR 29,604,244, i.e. approximately 100% of our share capital as of March 26, 2026. To this limit will be added, if applicable, the par value of any capital increase required to preserve, in accordance with the law and, if applicable, any contractual stipulations providing for other adjustments, the rights of the holders of rights or transferable securities giving access to the Company’s capital. The maximum nominal amount of debt securities that may be issued pursuant to this authorization is EUR 200,000,000 (or the equivalent of this amount in the event of an issue in another currency).

We believe that this amount strikes the correct balance between protecting our existing shareholders and providing the Company with the financial flexibility necessary to accomplish its strategic goals, and is in line with the flexibility available to comparable U.S. companies.

For the full text of Proposal No. 31, please see Annex A.

Vote Required

Proposal No. 31 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the 2026 Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 31.

PROPOSAL NO. 32:

DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS TO INCREASE THE CAPITAL BY MEANS OF THE INCORPORATION OF RESERVES, PROFITS AND/OR PREMIUMS

The purpose of Resolution 32 is to allow the Board of Directors to increase the share capital by means of the incorporation into capital of reserves, profits, premiums or other amounts admitted for capitalization, by the issue and free share allocation or by raising the face value of existing Ordinary Shares or combining these two methods.

The total par value of any Ordinary Shares or securities giving access to Ordinary Shares that may be issued under this delegation may not exceed EUR 14,802,122, i.e. approximately 50% of our share capital as of March 26, 2026.

This delegation of authority would be granted for a 26-month period.

This delegation supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of June 11, 2025, in its thirty-second resolution.

For the full text of Proposal No. 32, please see Annex A.

Vote Required

Proposal No. 32 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the 2026 Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 32.

PROPOSAL NO. 33:

DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS TO INCREASE THE SHARE CAPITAL BY THE ISSUE OF ORDINARY SHARES AND/OR SECURITIES GRANTING ACCESS TO THE CAPITAL, WITHOUT PREFERENTIAL SUBSCRIPTION RIGHTS IN FAVOR OF THE MEMBERS OF A COMPANY SAVINGS PLAN PURSUANT TO ARTICLES L. 3332-18 ET SEQ. OF THE FRENCH LABOR CODE

Under the provisions of Articles L. 225-129 et seq. and L. 225-138-1 of the French Commercial Code and the provisions of Articles L. 3332-1 et seq. of the French Labor Code, the Board of Directors is required to submit for approval by the shareholders a resolution to authorize the Board of Directors to increase the share capital through the issuance of shares and securities for the benefit of employees who are members of a company savings plan (plan d’épargne groupe).

The aggregate nominal amount of share capital increases that would be carried out pursuant to this delegation of authority would not exceed 2% of the share capital at the date of this Annual General Meeting (this amount is separate to any other maximum amounts set by other authorizations relating to capital increases).

The price of any shares to be issued under this delegation may not be more than 30% (or 40% if the vesting period stipulated by the scheme pursuant to Articles L. 3332-25 and L. 3332-26 of the French Labor Code is greater than or equal to ten years) below the average opening price of our Ordinary Shares for the 20 trading days prior to the decision setting the date for the opening of subscriptions, nor may it be higher than this average.

Under the conditions set forth in Articles L. 3332-18 to L. 3332-23 of the French Labor Code, the Board of Directors would determine the issue price of the newly created shares or securities granting access to the share capital. For the benefit of the members of a company savings plan (plan d’épargne entreprise), the shareholders’ preferential subscription right to the shares or securities would be eliminated.

However, approving this resolution will enable our Board of Directors to adopt such a company savings plan if it determines in the future that such a plan is appropriate to strengthen employee retention and further align employee and shareholder interests.

This delegation of authority would be granted for a 26-month period.

This delegation supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of June 11, 2025, in its thirty-third resolution.

For the full text of Proposal No. 33, please see Annex A.

Vote Required

Proposal No. 33 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the 2026 Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained, or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 33.

PROPOSALS NOS. 34 TO 37:

EQUITY RESOLUTIONS

The following is an overview of the equity plan-related proposals being submitted for the approval of our shareholders, which are described in more detail below.

Pursuant to Resolution 34 of the General Meeting of June 11, 2025, our shareholders authorized the Board of Directors to grant share warrants. As such authorization shall expire on December 11, 2026, in order to continue our equity compensation program beyond such date, pursuant to Resolution 34 below, we are requesting that our shareholders renew their prior authorization to the Board of Directors to grant share warrants for the 18-month period following the date of the 2026 Annual General Meeting.

Pursuant to Resolutions 35 and 36 of the General Meeting of June 11, 2025, our shareholders authorized the Board of Directors to grant, respectively, (i) stock options to subscribe for or purchase Ordinary Shares, and (ii) free Ordinary Shares. As such authorizations will expire on December 11, 2026, in order to continue our equity compensation program beyond such date, pursuant to Resolutions 35 and 36 below, we are requesting that our shareholders renew their prior authorization to the Board of Directors to grant, respectively, stock options and free Ordinary Shares for the 18-month period following the date of the 2026 Annual General Meeting.

The grants of stock options and free Ordinary Shares under Resolutions 35 and 36 are subject to the limitation set forth in Resolution 37. Pursuant to Resolution 37, the aggregate amount of share capital increases that may result from the implementation of Resolutions 35 and 36 may not exceed 9.5% of the share capital at grant date(s).

PROPOSAL NO. 34:

DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE STOCK WARRANTS (BSA), SUBSCRIPTION AND/OR ACQUISITION OF NEW AND/OR EXISTING STOCK WARRANTS (BSAANE) AND/OR SUBSCRIPTION AND/OR ACQUISITION OF NEW AND/OR EXISTING REDEEMABLE STOCK WARRANTS (BSAAR) WITHOUT PREFERENTIAL SUBSCRIPTION RIGHTS IN FAVOR OF A CATEGORY OF PERSONS

Our Board of Directors recommends the approval of this delegation of authority to grant warrants in order to ensure the Company can attract, recruit and compensate independent directors and consultants competitively by providing for customary compensatory grants to our existing and future non-employee directors.

To continue to attract and retain highly talented directors with deep industry knowledge and experience, we must be able to offer our directors compensation in line with market standards, which include an equity-based component. However, pursuant to French law, non-employee directors may not be granted stock options or free shares. As a result, the right to subscribe for BSAs is a key element of our current non-employee director compensation.

This delegation of authority is critical to our business strategy because it enables us to continue issuing BSAs, which is vital to our ability to attract and retain highly talented directors, compete with compensation arrangements provided by our U.S.-based peers and strengthen the alignment of our directors’ interests with those of our shareholders.

We are also seeking authorization to grant BSAs to persons bound to the Company or one of its subsidiaries by a consultancy agreement who, pursuant to French law, cannot be granted stock options or free shares. In certain circumstances, it is important for the Company to be able to offer a long-term compensation element to such persons in order to engender loyalty in our highly competitive industry and align their incentives with the long-term interests of our shareholders.

The Board proposes that the shareholders delegate to the Board of Directors, for a period of 18 months, its competence to proceed, on one or more occasions, in the proportions and at the time it deems appropriate, both in France and abroad, with the issue of new stock warrants (BSA), subscription and/or acquisition of new and/or existing stock warrants (BSAANE) and/or subscription and/or acquisition of new and/or existing redeemable stock warrants (BSAAR) with cancellation of preferential subscription rights reserved for the categories of persons defined below.

The total nominal amount of shares to which the warrants issued pursuant to this delegation give entitlement may not exceed 0.5% of the share capital on the date of the allocation decision. To this maximum amount will be added, as necessary, the nominal amount of the capital increase necessary to preserve the rights of the holders of rights or securities giving access to the Company’s capital, pursuant to the law, and, where applicable, the contractual stipulations providing for other forms of preservation. This maximum amount is separate from all maximum amounts set by the other resolutions of this Annual General Meeting.

The issue price of the warrants will be fixed by the Board of Directors. In the event of assignment to non-executive directors, the warrant issue price will coincide with its market value.

The subscription and/or acquisition price of the shares acquired by exercising the warrants shall be at least equal to the average closing price of DBV Technologies’ shares for the 20 trading sessions preceding the decision to issue the warrants, if applicable, less the warrant issue price.

Approval of this proposal eliminates the preferential subscription rights of shareholders to the BSAs, BSAANEs and BSAARs to be issued, to the benefit of the following categories of persons: corporate officers, scientific committee members, employees of the Company and persons associated with the Company and the French or foreign companies related to the Company, via a service agreement or as a consultant, in accordance with Article L.225-180 of the French Commercial Code.

This delegation means that the shareholders waive their preferential subscription rights to shares that may be issued by the exercising of warrants to the holders of BSAs, BSAANEs and/or BSAARs.

The Board cannot, unless authorized in advance by the Annual General Meeting, make use of this delegation in a period of public offering initiated by a third party targeting the securities of the Company until the end of the offering period.

The Board of Directors shall be granted all necessary powers, under the terms set by the law and stipulated above, to issue BSAs, BSAANEs and/or BSAARs and in particular to:

•

set the specific list of beneficiaries within the categories of persons defined above, the nature and number of warrants to be allocated to each beneficiary, the number of shares to which each warrant shall give entitlement, the issue price of the warrants and the subscription and/or acquisition price of the shares to which the warrants give entitlement under the terms outlined above, the terms and deadlines for the subscription and exercise of the warrants, the associated adjustment mechanisms and, more generally, all terms and conditions with respect to the issue;

•	prepare an additional report describing the final terms and conditions of the transaction;

•	conduct the necessary share acquisitions within the framework of the share buyback program and allocate them via the allocation plan;

•	record the completion of the capital increase resulting from the exercising of the BSAs, BSAANEs and/or BSAARs and amend the Bylaws accordingly;

•

at its sole discretion, impute the cost of the capital increase to the amount of the associated premiums and deduct the necessary sums from this amount to bring the statutory reserve to one tenth of the new share capital after each increase;

•

delegate, under the conditions provided for by law, the powers required to enact the capital increase, and to delay the capital increase, within the limits and according to the terms and conditions previously set by the Board of Directors;

•	and, more generally, perform all tasks required in similar matters.

The validity of this delegation is set at 18 months from the date of the 2026 Annual General Meeting.

Description of Principal Features of the BSAs

Pursuant to SEC rules, we are providing the following description of the material terms of the BSA awards we expect to be included in our BSA award agreement letters.

Type of Awards. BSAs are granted at fair market value and entitle a holder to exercise the warrant for the underlying vested Ordinary Shares at an exercise price per share determined by the Board of Directors and shall be at least equal to the average closing price of our Ordinary Shares for the 20 trading days preceding the decision to issue the warrants, if applicable, less the warrant issue price. We use BSAs as part of our compensation for non-employee directors and consultants.

Administration. Subject to shareholder approval of this Proposal No. 34, the Board of Directors will determine the recipients, dates of grant and exercise price of BSAs, the number of BSAs to be granted and the terms and conditions of the BSAs, including the period of their exercisability and their vesting schedule.

Governing Law. The BSAs are governed by the laws of France.

Certain Federal Income Tax Consequences for U.S. holders. In general, no taxable income is realized by a participant upon the grant of a BSA. Rather, at the time of exercise of the BSA, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the Ordinary Shares purchased over the sum of (a) the exercise price and (b) the subscription price paid at grant. The participant’s tax basis in any Ordinary Shares received upon exercise of a BSA will be the fair market value of the Ordinary Shares on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant), depending upon the length of time such shares were held by the participant.

New Plan Benefits

The benefits or amounts that will be awarded or allocated under the delegation of authority to grant BSAs are not determinable at this time because the number of shares underlying BSA awards depends on the Company’s stock price, which cannot be predicted, the fair market value, the decision of directors whether to subscribe for the BSA awards and the exercise of discretion by our Board of Directors.

This delegation supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of June 11, 2025, in its thirty-fourth resolution.

For the full text of Proposal No. 34 please see Annex A.

Vote Required

Proposal No. 34 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the 2026 Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 34.

PROPOSAL NO. 35:

AUTHORIZATION TO BE GRANTED TO THE BOARD OF DIRECTORS TO ALLOCATE FOR FREE SHARES TO MEMBERS OF STAFF AND/OR CERTAIN CORPORATE OFFICERS OF THE COMPANY

Under French law, our Board of Directors must have a specific delegation of authority from shareholders to increase the Company’s share capital by issuing free Ordinary Shares.

If approved, the new authorization to grant free share options will supersede the authorization to grant free shares. The renewal of this authority is fundamental to our business strategy because it enables us to continue issuing free shares as necessary to attract and retain the high-quality executives and key employees that are critical to our success, while aligning employee interests with those of shareholders. For a detailed discussion of our executive compensation policy and objectives, see “Executive Compensation” elsewhere in this proxy statement.

Because we are a Nasdaq-listed company and considered a U.S. domestic registrant under SEC rules, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of the Nasdaq and SEC, including those rules that limit our ability to issue shares in specified circumstances. In addition, we follow U.S. capital markets and governance standards to the extent permitted by French law and emphasize that this authorization is required as a matter of French law and is not otherwise required for other U.S. companies listed on the Nasdaq with which we compete.

The Board then proposes that the shareholders authorize the Board of Directors, for a period of 18 months, to allocate existing or future Ordinary Shares in the Company, reserved for:

•	members of staff of the company or companies or economic interest groups that are directly or indirectly related to it as defined by Article L. 225-197-2 of the French Commercial Code;

•	and/or corporate officers who meet the conditions set out in Article L. 225-197-1 of the French Commercial Code.

The total number of shares that can be assigned free of charge pursuant to this authorization will not exceed 9.5% of the share capital on the date of the grant decision, it being specified that it may not exceed the maximum percentage provided for by the regulations in force on the date of the grant decision and that this limit shall count against the overall nominal amount of shares that may be purchased or subscribed under the thirty-sixth resolution. This limit will exclude, if applicable, the par value of any capital increase required to preserve the rights of the beneficiaries of bonus share awards in the event of transactions involving the Company’s capital during the vesting period.

The grant of shares to beneficiaries will become definitive after a vesting period to be determined by the Board of Directors, which may not be less than one year.

Beneficiaries shall, where applicable, be required to hold these shares for a period, set by the Board of Directors, at least equal to that necessary to ensure that the cumulative duration of the vesting and, where applicable, holding periods cannot be less than two years.

By way of exception, final allocation will take place before the end of the vesting period in the event that the beneficiary is classified as disabled under the second and third categories set out in Article L. 341-4 of the French Social Security Code.

All powers are granted to the Board of Directors:

•	to set the terms and, if applicable, the award, seniority, presence and performance conditions (if any) for the shares;

•	to determine the identity of the beneficiaries and the number of shares allocated to each;

•

if applicable, to record the existence of sufficient reserves and, upon each allocation of shares, transfer to a reserve account the sums required to pay up the new shares to be granted; at the appropriate time, determine the capital increases by means of incorporation of reserves, premiums or profits relating to the issue of new free shares granted; conduct the necessary share acquisitions within the framework of the share buyback program and allocate them via the allocation plan; determine the impact on beneficiaries’ rights of transactions affecting the share capital or likely to affect the value of shares allocated and enacted during the vesting period and, as a result, to modify or adjust, if necessary, the number of shares granted to preserve the beneficiaries’ rights; determine, within the limits set by this resolution, the duration of the acquisition period; decide whether or not to establish a holding obligation at the end of the vesting period and, if applicable, determine its duration and take all necessary measures to ensure that the beneficiaries comply with it;

•	and generally, in connection with the legislation in effect, perform all duties that the implementation of this authorization may require.

This authorization shall imply that shareholders waive their preferential subscription rights to subscribe to newly issued shares through the capitalization of reserves, share premium and profits.

Description of Principal Features of the Free Shares

Pursuant to SEC rules, we are providing the following description of the material terms of the free share awards we expect to be included in our free share awards agreement letters.

Type of Awards. The 2026 free share plan is expected to provide for the grant of free shares to our employees and employees of any company or group in which we hold, directly or indirectly, 10% or more of the share capital or voting rights as of the date of grant. Participants in the 2026 free share plan are determined at the discretion of the Board of Directors, subject to the terms of the 2026 free share plan.

Shares available. The total number of shares that can be assigned free of charge pursuant to this authorization will not exceed 9.5% of the share capital on the date of the grant decision.

Administration. Subject to shareholder approval of this Proposal No. 35, the Board of Directors is expected to have the authority, in its discretion, to determine (i) the terms, conditions and restrictions applicable to free shares (which need not be identical) to any participant and any shares acquired pursuant to such grant and (ii) whether, to what extent, and under what circumstances an award of free shares may be settled, canceled, forfeited, exchanged or surrendered.

Vesting; Holding Period. Free shares are expected to vest at the times and upon the conditions that our Board of Directors may determine, as reflected in an applicable award grant letters and the 2026 free share plan, subject to waiver and release by our Board of Directors in its sole discretion. Awards of free shares granted under the 2026 free share plan generally are expected to vest on the basis of continued employment through the end of the vesting period and may require the satisfaction of performance conditions to be determined by the Board of Directors.

Equitable Adjustments. In the event certain changes occur in our capitalization such as (i) an amortization or reduction of our share capital, (ii) a change to the allocation of our profits, (iii) a distribution of our free shares, (iv) the capitalization of reserves, profits, issuance premiums or (v) an issuance of shares or securities giving right to shares to be subscribed for in cash or by set-off of existing indebtedness offered exclusively to all our then-existing shareholders, the Board of Directors is expected to have the ability to adjust the maximum number of shares or take other such action as may be provided in Article L. 228-99 of the French Commercial Code.

Governing Law. The free shares are governed by the laws of France.

Certain Federal Income Tax Consequences For U.S. Taxpayers

The following is a summary of certain U.S. federal income tax consequences of an award of free shares granted under the 2026 free share plan, the material terms of which are discussed above. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change. The summary discusses only U.S. federal income tax laws and does not discuss any state or local or non-U.S. tax laws that may be applicable.

In general, the grant of an award of free shares will not result in U.S. taxable income for a U.S. taxpayer-recipient or in a U.S. tax deduction for DBV Technologies. Upon the vesting of the shares (or, if earlier, upon the timely filing of an election under Section 83(b) of the U.S. Internal Revenue Code of 1986, as amended), the U.S. participant will recognize ordinary income equal to the fair market value of the shares on such date, subject to withholding for employees or former employees, and DBV Technologies (or the surviving corporation following a change in control) generally will be entitled to a tax deduction at the same time and in the same amount. If the shares are later sold or exchanged, then the difference between the amount recognized upon vesting and the sale or exchange value of such shares will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant), depending upon the length of time such shares were held by the participant.

New Plan Benefits

Awards of free shares are within the discretion of our Board of Directors. As a result, the benefits or amounts that will be awarded or allocated thereunder are not determinable at this time.

This delegation, for the part not used, if applicable, supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of June 11, 2025, in its thirty-fifth resolution.

For the full text of Proposal No. 35, please see Annex A.

Vote Required

Proposal No. 35 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the 2026 Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained, or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 35.

PROPOSAL NO. 36:

AUTHORIZATION TO BE GRANTED TO THE BOARD OF DIRECTORS TO GRANT SHARE SUBSCRIPTION AND/OR PURCHASE OPTIONS (STOCK OPTIONS) TO MEMBERS OF STAFF AND/OR CERTAIN CORPORATE OFFICERS OF THE COMPANY OR RELATED COMPANIES OR ECONOMIC INTEREST GROUPS

Under French law, our Board of Directors must have a specific delegation of authority from shareholders to increase the Company’s share capital by issuing Ordinary Shares in the form of stock options.

As a result, the shareholders are asked to grant the Board of Directors the authority to issue and grant stock options, each representing a right to receive Ordinary Share(s).

The renewal of this authority is fundamental to our business strategy because it enables us to continue granting options as necessary to attract and retain the high-quality executives and key employees that are critical to our success, while aligning executive and employee interests with those of shareholders. For a detailed discussion of our executive compensation policy and objectives, see “Executive Compensation” elsewhere in this proxy statement.

Because we are a Nasdaq-listed company and considered a U.S. domestic registrant under SEC rules, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of Nasdaq and SEC, including those rules that limit our ability to issue shares in specified circumstances. In addition, we follow U.S. capital markets and governance standards to the extent permitted by French law and emphasize that this authorization is required as a matter of French law and is not otherwise required for other U.S. companies listed on the Nasdaq with which we compete.

The Board then proposes the shareholders authorize the Board of Directors, for a period of 18 months, to grant the beneficiaries indicated below, on one or more occasions, options giving access to new shares in the Company to be issued in respect of a capital increase or to the purchase of existing shares in the Company as a result of buybacks carried out under the terms set by law.

The beneficiaries of these options may only be:

•

firstly, some or all members of staff, or certain categories of staff and, where appropriate, those companies or economic interest groups related to it under the conditions of Article L. 225-180 of the French Commercial Code; or

•	secondly, corporate officers who meet the conditions set out in Articles L. 22-10-58 and L. 225-185 of the French Commercial Code.

The total number of options that may be granted by the Board of Directors under this authorization may not grant entitlement to subscribe to or purchase more than 9.5% of the share capital on the date of the allocation decision, it being specified that it may not exceed the maximum percentage provided for by the regulations in force on the date of the grant decision and that this limit shall count against the overall nominal amount of shares that may be granted as provided for in the thirty-fifth resolution. To this amount will be added, as necessary, the par value of any capital increase necessary to preserve the rights of the beneficiaries of the options in the event of transactions involving the Company’s capital, pursuant to the law and, if applicable, any contractual stipulations providing for other forms of preservation.

The subscription and/or acquisition price of the shares to be paid by the beneficiaries will be set on the day the options are granted by the Board of Directors in accordance with the regulations in effect and must not be less than the average opening price of the shares for the twenty trading days prior to the grant decision.

No options may be granted during the blackout periods set out in the regulations.

This authorization includes, in favor of the beneficiaries of options giving access to shares, an express waiver by shareholders of their preferential subscription rights to subscribe to the shares that will be issued as and when the options are exercised.

Approval of this proposal delegates all powers to the Board of Directors to set the other terms and conditions for the granting of options and their exercise, in particular to:

•

determine the conditions under which the options shall be granted and to draft the list or categories of beneficiaries as scheduled above; to determine, where appropriate, the seniority, presence and performance conditions (if any) that must be met by these beneficiaries; to determine the conditions under which the price and number of shares must be adjusted, particularly in the presumptions set out under Articles R. 225-137 to R. 225-142 of the French Commercial Code;

•	define the exercise period(s) for the options granted, with the understanding that the term of the options may not exceed a period of ten years from the grant date;

•

provide the option to temporarily suspend the exercise of options for a maximum period of three months in the event that financial transactions are performed involving the exercise of a right attached to shares;

•	if applicable, conduct the necessary share acquisitions within the framework of the share buyback program and to allocate them via the option plan;

•

proceed with all acts and formalities required to make final those capital increases that may, if necessary, be performed pursuant to the authorization granted by this resolution; amend the by-laws accordingly and generally to do whatever is necessary; or

•

at its own discretion and if it sees fit, impute the cost of increases in share capital to the amount of the associated premiums and deduct the necessary sums from this amount to bring the statutory reserve to one tenth of the new share capital after each increase.

Description of Principal Features of the Stock Options

Pursuant to SEC rules, we are providing the following description of the material terms of the stock option awards we expect to be included in our stock options award agreement letters.

Type of Awards. Stock options may be granted to any individual employed by us or by any affiliated company under the terms and conditions of an employment contract. Employee share options may also be granted to the chairman of our Board of Directors, our chief executive officer and our deputy chief executive officers, if any. Participants in the 2026 stock option plan are determined at the discretion of the Board of Directors subject to the terms of the 2026 stock option plan.

Stock options entitle a holder to exercise the option for the underlying Ordinary Shares on or after the applicable vesting date at an exercise price per share determined by the Board of Directors, which for U.S. taxpayers is no less than the fair market value of DBV Technologies on the date of grant.

Shares available. The total number of options that may be granted by the Board of Directors under this authorization may not grant entitlement to subscribe to or to purchase more than 9.5% of the share capital on the date of the allocation decision.

Administration. Our Board of Directors has the authority to administer the 2026 stock option plan. Subject to the expected terms and conditions of the 2026 stock option plan, our Board of Directors determines the recipients, dates of grant, exercise prices, number of Ordinary Shares underlying the stock options and the terms and conditions of the stock options, including their periods of exercisability and their vesting schedules.

The Board of Directors has the authority to amend or modify employee share options outstanding under the delegation under this Proposal No. 36, including in particular the authority to extend the post-termination exercise period of the options, subject to the written consent of the optionees holding such options, if such amendments or modifications impair the rights of the optionees.

Vesting; Holding Period. Stock options are expected to vest at the times and upon the conditions that our Board of Directors may determine, as reflected in an applicable award grant letters and the 2026 stock option plan, subject to waiver and release by our Board of Directors in its sole discretion. Awards of stock options granted under the 2026 stock option plan generally are expected to vest on the basis of continued employment or presence through the end of the vesting period and may require the satisfaction of performance conditions to be determined by the Board of Directors. The presence condition’s compliance is subject to the Board of Directors’ discretion.

Equitable Adjustments. In the event of the carrying out by the Company of any of the financial operations pursuant to Article L. 225-181 of the French Commercial Code as follows: (i) amortization or reduction of share capital, (ii) a change to the allocation of profits, (iii) a distribution of free shares, (iv) capitalization of reserves, profits or issuance premiums, (v) a distribution of reserves, or (vi) an issuance of shares or securities giving right to shares to be subscribed for in cash or by set-off of existing indebtedness offered exclusively to shareholders, the Board of Directors will take the required measures to protect the interest of the optionees in the conditions set forth in Article L. 228-99 of the French Commercial Code.

Governing Law. The stock options are governed by the laws of France.

U.S. Tax Limitations on incentive stock options. The aggregate fair market value, determined at the time of grant, of our Ordinary Shares issuable under incentive stock options that are exercisable for the first time by an optionee during any calendar year under all of our Stock Option Plans may not exceed $100,000. Stock options, or portions thereof, that exceed such limit will generally be treated as non-statutory share options. No incentive stock option may be granted to any person who, at the time of the grant, owns or is deemed to own shares possessing more than 10% of our total combined voting power or that of any of our affiliates unless (1) the exercise price is at least 110% of the fair market value of the shares subject to the stock options on the date of grant and (2) the term of the incentive stock option does not exceed five years from the date of grant.

Certain Federal Income Tax Consequences for U.S. Taxpayers

The following is a summary of certain U.S. federal income tax consequences of an award of employee share options granted under the delegation under this Proposal No. 36, the material terms of which are discussed above. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change. The summary discusses only U.S. federal income tax laws and does not discuss any state or local or non-U.S. tax laws that may be applicable.

Incentive Stock Options

An optionee does not recognize income for regular income tax purposes as a result of the grant or exercise of a stock option that qualifies as an incentive stock option under Section 422 of the Code. However, the exercise of an incentive stock option may result in the recognition of income for purposes of the alternative minimum tax imposed under the Code, as described below. If an optionee exercises the option and then later sells or otherwise disposes of the Ordinary Shares acquired through the exercise of the option after both the two-year anniversary of the date the option was granted and the one-year anniversary of the date of exercise, the optionee will recognize a capital gain or loss equal to the difference between the sale price of the Ordinary Shares and the exercise price, and we will not be entitled to any deduction for federal income tax purposes.

However, if the optionee disposes of such Ordinary Shares on or before either the two-year anniversary of the date of grant or the one-year anniversary of the date of exercise (a “disqualifying disposition”), any gain up to the excess of the fair market value of the Ordinary Shares on the date of exercise over the exercise price generally will be taxed as ordinary income. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the Ordinary Shares generally should be deductible by us for U.S. federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

For purposes of the alternative minimum tax, the excess over the option exercise price of the fair market value of the Ordinary Shares on the exercise date is treated as an adjustment item in computing the optionee’s alternative minimum taxable income in the year of exercise. In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the Ordinary Shares or provide certain basis adjustments or tax credits.

Non-Statutory Stock Options

An optionee generally recognizes no taxable income as the result of the grant of a non-statutory employee share option. However, upon exercising the option, the optionee normally recognizes ordinary income equal to the amount that the fair market value of the Ordinary Shares on such date exceeds the exercise price. If the optionee is or was an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of the Ordinary Shares acquired by the exercise of a non-statutory stock option, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date) will be taxed as capital gain or loss.

New Plan Benefits

Awards of stock options are within the discretion of our Board of Directors. As a result, the benefits or amounts that will be awarded or allocated thereunder are not determinable at this time.

This delegation supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of June 11, 2025, in its thirty-sixth resolution.

For the full text of Proposal No. 36, please see Annex A.

Vote Required

Proposal No. 36 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the 2026 Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained, or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 36.

PROPOSAL NO. 37:

OVERALL LIMIT ON THE MAXIMUM AUTHORIZED AMOUNTS SET UNDER THE RESOLUTIONS THIRTY-FIFTH AND THIRTY-SIXTH

The Board proposes that the shareholders set the maximum number of shares that may be issued under the thirty-fifth and thirty-sixth resolutions at 9.5% of the share capital outstanding on the date the shares or the options are granted. To this limit will be added, if applicable, the par value of any capital increase required to preserve, in accordance with the law and, if applicable, any contractual stipulations providing for other adjustments, the rights of the holders of rights or transferable securities giving access to the Company’s capital.

We believe that this amount achieves an appropriate balance between safeguarding the interests of our existing shareholders and providing the Company with the financial flexibility required to implement an employee incentive plan, consistent with incentive practices at comparable U.S. companies.

For the full text of Proposal No. 37, please see Annex A.

Vote Required

Proposal No. 37 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the 2026 Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 37

PROPOSAL NO. 38:

RATIFICATION OF THE AMENDMENT TO ARTICLE 18 AND ARTICLE 21 OF THE COMPANY’S BYLAWS

The Board has amended the Bylaws of the Company at its meeting held on March 26, 2026, in order to align them with the new legislative provisions in force.

Article 18 and Article 21 of the Bylaws have been modified in order to comply with the provisions of the new French law decree n°2026-94 of February 13, 2026, regarding more specifically the Ordinary Share Record Date.

We propose that the shareholders ratify this amendment of the Bylaws, in accordance with the legal provision in force.

For the full text of Proposal No. 38, please see Annex A.

Vote Required

Proposal No. 38 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the 2026 Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 38

PROPOSAL NO. 39:

AMENDMENT OF ARTICLE 15 OF THE COMPANY’S BYLAWS TO SET THE AGE LIMIT FOR THE CHIEF EXECUTIVE OFFICER AT 70 YEARS

The Board proposes that the shareholders amend article 15 of the Bylaws to set the age limit for the Chief Executive Officer at 70 years. The following paragraph should be added to article 15 of the Bylaws:

“No person aged 70 or over may be appointed as Chief Executive Officer. When this age limit is reached during the term of office, the duties of the Chief Executive Officer shall automatically cease at the end of the Ordinary General Meeting of Shareholders convened to approve the financial statements for the financial year in which the Chief Executive Officer reaches the age limit.”

For the full text of Proposal No. 39, please see Annex A.

Vote Required

Proposal No. 39 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the 2026 Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 39

PROPOSAL NO. 40:

POWERS TO COMPLETE FORMALITIES

The Board proposes the shareholders grant all powers to the bearer of an original, a copy or an excerpt of the minutes of the 2026 Annual General Meeting to carry out all mandatory formalities with respect to registration and publication.

For the full text of Proposal No. 40, please see Annex A.

Vote Required

Proposal No. 40 requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the 2026 Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 40.

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a Code of Business Conduct and Ethics, or the Code of Ethics, that is applicable to all of our employees, executive officers and directors. A copy of the Code of Ethics is available on our website at https://www.dbv-technologies.com/investor-relations/corporate-governance. We expect that in the event of any amendments to this code or any waivers of its requirements to our principal executive officer, principal financial officer, principal accounting officer or any person performing similar functions any executive officer or Director, we will promptly disclose the nature of the amendment or waiver on our website rather than by filing a Current Report on Form 8-K. In the case of a waiver for an executive officer or a Director, the disclosure required under applicable Nasdaq listing standards also will be made available on our website.

OTHER MATTERS

Fiscal Year 2025 Annual Report and SEC Filings

Our financial statements prepared in accordance with generally accepted accounting principles in the United States for our fiscal year ended December 31, 2025, are included in our Annual Report on Form 10-K, which we will mail to shareholders at the same time as this proxy statement. This proxy statement and our Annual Report are posted on the Investors section of our website at https://www.dbv-technologies.com/investor-overview/sec-filings/ and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report without charge by sending a written request to DBV Technologies S.A., Attention: Chairman of the Board of Directors, 107 avenue de la République 92320 Châtillon, France.

*    *    *

Our Board of Directors knows of no other business which will be presented to the 2026 Annual General Meeting. If any other business is properly brought before the 2026 Annual General Meeting, proxies will be voted in accordance with the judgment of the persons named therein.

PREPARATORY DOCUMENTS - PROPOSALS OF SHAREHOLDERS -

QUESTIONS IN WRITING

The preparatory documents for the 2026 Annual General Meeting specified in Article R. 22-10-23 of the French Commercial Code are available online on the Company’s website (https://www.dbv-technologies.com) at the latest on the twenty-first day prior to the 2026 Annual General Meeting.

The documents required to be made available to shareholders in connection with the 2026 Annual General Meeting will be made available to them in accordance with and within the time limits set by the applicable laws and regulations.

Shareholders who requested that items or draft resolutions be included on the agenda must send to the Company, marked for the attention of the Chairman of the Board of Directors, a new certificate of ownership for the same accounts, by zero hour Paris time, of the fifth business day preceding the Annual General Meeting.

In accordance with Article R. 225-84 of the French Commercial Code, any shareholder may submit, to the Chairman of the Company’s Board of Directors, questions in writing until the fourth business day preceding the date of the 2026 Annual General Meeting, in this case until May 28, 2026, 11:59 p.m. Paris time. Such written questions must be preferably sent by electronic telecommunication to investors@dbv-technologies.com or by registered mail including a receipt confirmation form, addressed to the registered office, to the attention of the Legal department. They must be accompanied by a certificate of account registration.

THE BOARD OF DIRECTORS

Châtillon, France,

May 11, 2026

Annex A

ENGLISH TRANSLATION OF FULL TEXT OF RESOLUTIONS TO BE VOTED ON AT THE 2026

ANNUAL GENERAL MEETING

Please note that because we are a French company, the full text of the resolutions included in this Annex A has been translated from French. In the case of any discrepancy between this version and the French version, the French version will prevail.

RESOLUTIONS SUBMITTED TO THE COMBINED SHAREHOLDERS’ MEETING OF JUNE 3, 2026

Within the authority of the Ordinary Shareholders’ Meeting:

First Resolution (Approval of the annual financial statements for the year ended December 31, 2025).- The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report on the financial year ended December 31, 2025, approves these annual financial statements as they were presented, which record a loss of 123,018,389.41 euros, as well as the transactions reflected in these accounts and summarized in these reports.

Second Resolution (Approval of the consolidated financial statements for the year ended December 31, 2025). - The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report on the consolidated financial statements as of December 31, 2025, approves these financial statements as they were presented, which record a loss (group share) of 146,946,904.70 dollars (US GAAP) and 147,156,369.31 dollars (IFRS), as well as the transactions reflected in these accounts and summarized in these reports.

Third Resolution (Allocation of income for the year ended December 31, 2025).- The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, and having reviewed the Board of Directors’ report, decides to fully allocate the whole of the net loss for the financial year ended December 31, 2025, totaling of 123,018,389.41 euros, to the “Accumulated deficit” line, which would result in a negative balance of 190,148,327.46 euros and notes, pursuant to Article 243 bis of the French General Tax Code, that no distribution of dividends or income has occurred in the past three financial years.

Fourth Resolution (Allocation of the accumulated deficit to the “Additional paid-in capital”). - The General Meeting, acting in accordance with the quorum and majority requirements for ordinary meetings, and having considered the report of the Board of Directors:

•	notes that the retained earnings account shows a debit balance of 190,148,327.46 euros after allocation of the net loss of the financial year ended December 31, 2025,

•	decides to charge 190,148,327.46 euros to the additional paid-in capital account, which, before this charge, amounts to 312,354,226.86 euros, and

•	notes that the additional paid-in capital account will amount, after this charge, to 122,205,899.40 euros.

Fifth Resolution (Statutory auditors’ special report on regulated agreements). – The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings and having reviewed the report of the Board of Directors and the Statutory Auditors’ special report on related-party agreements presented to it, notes the terms of said report and approves it.

Sixth Resolution (Renewal of the term of office of KPMG, as statutory auditor) - The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings and having reviewed the report of the Board of Directors, acknowledges that the term of office of KPMG, statutory auditor, expires at the end of this General Meeting and decides to renew the said term of office for a six-year term, to expire at the end of the General Meeting to be held in 2032 to approve the financial statements for the previous financial year.

Seventh Resolution (Ratification of the provisional appointment of Ms. Philina Lee, as director) - The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, ratifies the provisional appointment by the Board of Directors at its meeting on October 30, 2025, of Ms. Philina Lee as a Director, to replace Daniel Soland, who has resigned, for the remaining term of office of her predecessor and therefore expiring at the ordinary annual general meeting to be held in 2028 in order to approve the financial statements for the financial year ended on December 31, 2027.

Eighth Resolution (Renewal of Mr. Michael J. Goller, as director). - The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings and having reviewed the report of the Board of Directors, decides to renew the term as Director of Michael J. Goller, for a period of three years, to expire at the end of the General Meeting to be held in 2029 to approve the financial statements for the previous financial year.

Ninth Resolution (Renewal of Mr. Daniel Tassé, as director). - The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, and having reviewed the Board of Directors’ report, decides to renew the term as Director of Daniel Tassé, for a period of three years, to expire at the end of the General Meeting to be held in 2029 to approve the financial statements for the previous financial year.

Tenth Resolution (Renewal of Ms. Maïlys Ferrère as director). - The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, and having reviewed the Board of Directors’ report, decides to renew the term as Director of Maïlys Ferrère for a period of three years, to expire at the end of the General Meeting to be held in 2029 to approve the financial statements for the previous financial year.

Eleventh Resolution (Approval of the information set out in section I of Article L.22-10-9 of the French Commercial Code on the compensation of corporate officers for the year 2025). - The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the report on corporate governance referred to in Article L.225-37 of the Commercial Code, and acting pursuant to Article L.22-10-34 of the French Commercial Code, approves the information set out in section I of Article L.22-10-9 of the French Commercial Code, as detailed in the corporate governance report contained in paragraph 3.4 of the Universal Registration Document 2025.

Twelfth Resolution (Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2025, to Mr. Michel de Rosen, Chairman of the Board of Directors). - The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, having reviewed the report of the Board of Directors and acting pursuant to Article L. 22-10-34 II of the French Commercial Code, approves the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2025 to Michel de Rosen, Chairman of the Board of Directors, as detailed in the corporate governance report contained in paragraph 3.4 of the Universal Registration Document 2025.

Thirteenth Resolution (Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2025, to Mr. Daniel Tassé, Chief Executive Officer). - The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, having reviewed the report of the Board of Directors and acting pursuant to Article L. 22-10-34 II of the French Commercial Code, approves the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended

December 31, 2025 to Daniel Tassé, Chief Executive Officer, as detailed in the corporate governance report, contained in paragraph 3.4 of the Universal Registration Document 2025.

Fourteenth Resolution (Advisory opinion on the compensation of named executive officers other than the Chief Executive Officer) - The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, having reviewed the report of the Board of Directors, issues, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act—Section 951, a favorable opinion on the compensation policy applicable to Kevin Trapp, Virginie Boucinha and Pharis Mohideen, named executive officers and members of the Company’s executive committee for the year ending December 31, 2026, as detailed in the corporate governance report, contained in paragraph 3.4 of the Universal Registration Document 2025.

Fifteenth Resolution (Increase of the total remuneration (annual budget) allocated to Directors). - The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, decides to increase from €900,000 to €1,150,000 the total annual amount available to the directors for the fulfilment of their duties for the 2026 financial year and for each subsequent financial year, until a new decision is adopted by the General Meeting of Shareholders.

Sixteenth Resolution (Approval of the compensation policy for the Chairman of the Board of Directors for the year 2026) - The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, having reviewed the report of the Board of Directors and the report on corporate governance referred to in Article L.225-37 of the Commercial Code, describing the elements of the compensation policy for corporate officers, and acting pursuant to Article L. 22-10-8 II of the French Commercial Code, approves the compensation policy for the Chairman of the Board of Directors for the year ending December 31, 2026, as detailed in the corporate governance report contained in paragraph 3.4 of the Universal Registration Document 2025.

Seventeenth Resolution (Approval of the compensation policy for the Directors for the year ending December 31, 2026). - The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, having reviewed the report of the Board of Directors and the report on corporate governance referred to in Article L.225-37 of the Commercial Code, describing the elements of the compensation policy for corporate officers, and acting pursuant to Article L. 22-10-8 II of the French Commercial Code, approves the compensation policy for the Directors for the year ending December 31, 2026, as detailed in the corporate governance report contained in paragraph 3.4 of the Universal Registration Document 2025.

Eighteenth Resolution (Approval of the compensation policy for the Chief Executive Officer and Deputy Chief Executive Officer for the year ending December 31, 2026). - The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, having reviewed the report of the Board of Directors and the report on corporate governance referred to in Article L.225-37 of the Commercial Code, describing the elements of the compensation policy for corporate officers, and acting pursuant to Article L. 22-10-8 II of the French Commercial Code, approves the compensation policy for the Chief Executive Officer and Deputy Chief Executive Officer for the year ending December 31, 2026, as detailed in the corporate governance report, contained in paragraph 3.4 of the Universal Registration Document 2025.

Nineteenth Resolution (Authorization to be granted to the Board of Directors to buy back company shares on the Company’s behalf pursuant to Article L.22-10-62 of the French Commercial Code) - The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, having reviewed the report of the Board of Directors:

•

authorizes the Board of Directors, with the option of sub-delegation under the conditions provided for by law, for a period of eighteen (18) months from the date of this General Meeting, in accordance with the provisions of Articles L.225-210 and seq. and L.22-10-62 and seq. of the French Commercial Code, Articles

241-1 to 241-5 of the General Regulations of the Autorité des Marchés Financiers (AMF) and Regulation (EU) No. 596/2014 of the European Parliament and of the Council of April 16, 2014 on market abuse as amended, to purchase or arrange for the purchase of shares in the Company,

•

decides that acquisition, sale, exchange or transfer of these shares may be executed by any means, including through the purchase of share blocks, at the time deemed appropriate, excluding periods of public offers on the Company’s share capital, and by any means, on one or more occasions, notably on the market or over-the-counter, including by acquisition or sale of blocks or public offers, using option or derivative mechanisms, under the conditions provided for by the market authorities and in compliance with applicable regulations,

•	decides that the authorization may be used to:

•

support the secondary market or the liquidity of the Company’s shares through a liquidity agreement with an investment service provider, acting independently, in accordance with the standard practice accepted by the AMF,

•

implement all stock option plans (or similar plans), all free share allocation plans (or similar plans), all employee savings plans (or similar plans) or all other allocations of shares to employees and managers of the Company or its affiliates, as well as to carry out all hedging operations relating to these transactions under the conditions and in accordance with the provisions of the applicable laws and regulations,

•

remit shares on the exercise of rights attached to securities giving access to the capital, and to carry out all hedging operations relating to these transactions under the conditions and in accordance with the provisions of the applicable laws and regulations,

•	purchase shares to be held and subsequently exchanged or paid for in connection with any external growth, merger, demerger or contribution transactions,

•	cancel all or part of the shares acquired, or

•

more generally, to operate for any purpose that may be authorized by law or any market practice that may be permitted by the market authorities, it being specified that, in such a case, the Company would inform its shareholders by way of a press release,

•

decides to set the maximum purchase price (excluding charges) at 25 euros per share (or the equivalent of this amount on the same date in any other currency), with an overall ceiling of 370,053,000 euros, it being specified that this maximum purchase price will be subject to any necessary adjustments in order to take account of capital transactions (in particular in the event of the incorporation of reserves and the free allocation of shares, splits or consolidation of shares) which would occur during the period of validity of this authorization,

•

resolves that the maximum number of shares that may be purchased under this resolution may not, at any time, exceed five percent (5%) of the total number of shares comprising the share capital at the date of purchase, this percentage being applied to a share capital figure adjusted to take account of transactions affecting it subsequent to this General Meeting, it being specified that (i) when the shares are purchased in order to promote the liquidity of the Company’s shares the number of shares taken into account for the calculation of this limit will correspond to the number of shares purchased less the number of shares resold during the term of the authorization, and (ii) when they are purchased with a view to their retention and subsequent remittance in payment or exchange in the context of a merger, demerger or contribution, the number of shares purchased may not exceed five percent (5%) of the total number of shares,

•

grants full powers to the Board of Directors, with the option of sub-delegation under the conditions provided for by law, to implement the present authorization, in particular to judge the appropriateness of launching a share buyback program and to determine the terms and conditions thereof, to place all stock market orders, and to sign all deeds of sale or transfer, enter into any agreements, liquidity contracts or option contracts, make any declarations to the Autorité des Marchés Financiers and any other body, and carry out any necessary formalities, in particular to allocate or reallocate the shares acquired for the various formalities, and, in general, to do all that is necessary,

•	notes that the Board of Directors must inform the ordinary Shareholders’ Meeting, in accordance with the law, of transactions carried out under this authorization,

•	terminates, with immediate effect, the unused portion of the authorization granted by the General Meeting of June 11, 2025 in its nineteenth resolution to purchase shares of the Company.

Within the authority of the Extraordinary Shareholders’ Meeting:

Twentieth Resolution (Delegation to be granted to the Board of Directors to reduce the share capital by cancellation of shares pursuant to Article L. 22-10-62 of the French Commercial Code). - The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ report:

•

authorizes the Board of Directors, in accordance with Article L. 22-10-62 and seq. of the French Commercial Code, for a period of eighteen (18) months from the date of this meeting, to cancel, on one or more occasions, within the maximum limit of ten percent (10%) of the amount of the share capital per period of twenty-four (24) months, all or part of the shares acquired by the Company under the share repurchase program authorized by the nineteenth resolution submitted to this General Meeting or under share repurchase programs authorized previously or subsequently, and to reduce the share capital accordingly, in the proportions and at the times it deems appropriate, it being specified that this limit applies to the amount of the share capital on the date of the reduction,

•

decides that any excess of the purchase price of the shares over their nominal value shall be charged to the share, merger or contribution premiums or to any available reserve premium, including the legal reserve, subject to this not falling below ten percent (10%) of the Company’s share capital after completion of the capital reduction,

•

grants full powers to the Board of Directors, with the option to sub-delegate under the conditions provided for by law, to proceed with the capital reduction resulting from the cancellation of ordinary shares, to determine the final amount of the capital reduction, to set the terms and conditions thereof and to record the completion thereof and to carry out all acts, formalities or declarations with a view to making final the capital reductions that could be carried out under this authorization and for the purpose of amending the Company’s bylaws accordingly,

•	terminates, with immediate effect, the unused portion of the authority granted by the General Meeting of June 11, 2025 in its twentieth resolution to cancel shares of the Company.

Twenty-first Resolution (Delegation of authority to be granted to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities and/or securities giving access to ordinary shares with preferential subscription rights). - The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report and pursuant to the French Commercial Code, in particular Articles L. 225-129, L. 225-129-2, L. 225-132 to L. 225-134, L. 228-91 and seq. and L. 22-10-49:

1)

delegates to the Board of Directors, with the option of sub-delegation under the conditions provided for by law, its authority to issue, on one or more occasions, in the proportions and at the times of its choosing, on the French and/or international market either in euros or in any other currency or in any other currency units established by reference to several currencies, with or without premium, free of charge or for a price:

•	ordinary shares, and/or

•	securities which are equity securities giving access to other equity securities or to the allocation of debt securities, and/or

•

securities, including debt securities, giving access to equity securities to be issued, it being specified that, pursuant to Article L. 228-93 of the French Commercial Code, the securities to be issued may give access to equity securities to be issued by the Company and/or any company that directly or indirectly owns over than half of its share capital or of which it directly or indirectly owns over than half of the share capital;

the subscription for which may be settled either in cash or by offsetting receivables;

2)	sets the term of validity of this authorization at twenty-six (26) months from the date of this General Meeting;

3)	decides to fix the limits to the amounts of authorized issues if the Board of Directors should use this delegation of competence:

•

the maximum nominal amount of the share capital increases that may be performed, immediately or in the future, resulting from all of the issues carried out under this delegation may not exceed 29,604,244 euros or the equivalent in any other currency, or in any other currency units established by reference to several currencies; this cap is independent from all the caps provided for in the other resolutions of this Meeting;

•

added to this cap will be, as the case may be, the nominal value of the ordinary shares to be issued to preserve, in accordance with applicable law and, as the case may be, contractual provisions that provide for other cases of adjustments, the rights of the holders of securities giving access to the Company’s share capital;

•

the securities giving access to ordinary shares to be issued immediately or in the future by the Company may notably consist of debt securities or warrants, or be associated with the issue of such securities, or allow their issue as intermediate securities;

4)

decides to set the following limits on the amounts of debt securities authorized in the event of the issue of securities in the form of debt securities giving immediate or future access to the share capital of the Company or of other companies:

•

the maximum nominal amount of the debt securities that may be issued pursuant to this authorization may not exceed 200,000,000 euros or the equivalent of this amount in any other currency or currency units established by reference to several currencies;

•

this amount will be increased, as the case may be, by any redemption premium above par and is independent of the amount of debt securities whose issuance could result from the use of other resolutions submitted to this Meeting and of debt securities whose issuance would be decided or authorized by the Board of Directors in accordance with Articles L.228-36-A, L.228-40, L.228-92 paragraph 3, L.228-93 paragraph 6 and L.228-94 paragraph 3 of the French Commercial Code;

5)	if the Board of Directors decides to use this delegation of authority:

•

decides that the issue(s) of ordinary shares or securities giving access to the share capital shall be preferentially reserved to shareholders, who may subscribe them on an irrevocable basis, in proportion to the number of shares they own,

•

decides that the Board of Directors may institute a right for shareholders to subscribe for ordinary shares and securities issued pursuant to this resolution on a reducible basis, which shall be exercised in proportion to the subscription rights they hold within the limit of their requests,

•

acknowledges that this delegation of authority automatically entails, in favor of the holders of securities giving access or likely to give access to equity securities to be issued by the Company, the waiver by shareholders of their preferential subscription rights to subscribe for the shares to which these securities will give immediate or future entitlement,

•

decides, in accordance with Article L.225-134 of the French Commercial Code, that if subscriptions on an irreducible basis, and as the case may be, on a reducible basis, have not absorbed the entire issue decided by virtue of the present delegation, the Board of Directors may use, under the conditions provided for by law and in the order it shall determine, the following options:

•

to limit the amount of the issue to the amount of subscriptions, it being specified that in the event of an issue of ordinary shares or securities whose primary security is a share, the amount of subscriptions must reach at least three-quarters of the issue decided upon for this limitation to be possible,

•	freely allocate all or part of the unsubscribed securities,

•	offer to the public all or part of the unsubscribed securities,

•

decides that the issuance of Company’s warrants may be performed by subscription offer as well as by allocation to the owners of the existing shares, it being specified that the Board of Directors shall have the right to decide that the allotment rights forming fractions shall not be negotiable and the corresponding securities will be sold in accordance with the applicable legal and regulatory provisions;

6)

decides that the Board of Directors may not, except with the prior authorization of the General Meeting, make use of this delegation of authority as from the filing by a third party of a proposed public offer for the Company’s securities until the end of the offer period;

7)

decides that the Board of Directors, within the limits set out above, with option of sub-delegation under the conditions provided for by law, will have full powers to implement this delegation of authority, and in particular to:

•

to decide to issue shares and/or securities and to determine their characteristics, in particular the amount of the issue, the issuance price and the amount of the premium that may be requested on issue, the terms and conditions of their subscription and payment and their date of entitlement to dividends, and to determine the dates and terms of issue, the nature, number and characteristics of the shares and/or securities to be created and issued;

•

in the event of the issue of warrants, to determine the number and characteristics of such warrants and to decide, if it deems appropriate, under the terms and conditions it shall determine, that the warrants may be redeemed or repurchased, or that they shall be allocated free of charge to the shareholders in proportion to their rights in the share capital;

•

more generally, to determine the characteristics of all securities and, in particular, the terms and conditions for the allotment of shares, the duration of loans that may be issued in the form of bonds, whether they are subordinated or not, the currency of issue, the terms of repayment of the principal, with or without premium, the terms and conditions of redemption and, as the case may be, of purchase, exchange or early redemption, the interest rate, whether fixed or variable, and the payment date; the remuneration may include a variable portion calculated by reference to factors relating to the Company’s business and results and a deferred payment in the absence of distributable profits; to set the terms and conditions under which the Company will have the option, as the case may be, to purchase or exchange on the stock market, at any time or during specified periods, the securities issued or to be issued immediately or in the future with a view to cancelling them or not, taking into account the legal provisions;

•	provide the possibility to suspend the exercise of rights attached to the shares or securities issued, for up to three (3) months, in accordance with legal and regulatory provisions;

•	charge the fees related to the capital increase against the related premiums and deduct from this amount the sums necessary to increase the legal reserve;

•	determine and make all adjustments to take into account the impact of transactions on the Company’s share capital or shareholders’ equity;

•	record the completion of each capital increase and make the corresponding amendments to the by-laws;

•

generally, enter into any agreement, in particular to ensure the successful completion of the planned issues, take all measures and carry out all formalities necessary for the issue, listing and financial servicing of the securities issued pursuant to this delegation, as well as for the exercise of the rights attached thereto;

8)

acknowledges that, in the event that the Board of Directors decides to exercise the delegation of authority conferred upon it in this resolution, the Board of Directors will report to the next Ordinary General Meeting, in compliance with the law and the regulations, on the use of the delegation granted under this resolution;

9)

notes that this delegation renders ineffective, as from the date hereof, any unused portion, as the case may be, of the delegation of authority granted by the General Meeting of June 11, 2025 in its twenty-first resolution.

Twenty-second Resolution (Delegation of authority to be granted to the Board of Directors to issue ordinary shares and/ or equity securities giving access to other equity securities or to the allocation of debt securities, and/or securities giving access to equity securities to be issued, without preferential subscription rights, by means of a public offer excluding the offers set out in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code, and/or as consideration for securities in the context of a public exchange offer). - The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report and pursuant to the French Commercial Code, in particular Articles L. 225-129-2 and seq., L. 22-10-49, L. 22-10-51, L. 22-10-54 and L.228-91 and seq. of said Code:

1)

delegates to the Board of Directors, with the option of sub-delegation under the conditions provided for by law, its authority to issue, without preferential subscription rights, on one or more occasions, in the proportions and at the times of its choosing, on the French and/or international market by means of a public offer excluding the offers set out in section 1 of Article L.411-2 of the French Monetary and Financial Code, in euros, any other currency or in any other currency units established by reference to several currencies, with or without premium, free of charge or for a price:

•	ordinary shares and/or

•	securities which are equity securities giving access to other equity securities or to the allocation of debt securities, and/or

•

securities, including debt securities, giving access to ordinary shares to be issued, it being specified that, pursuant to Article L. 228-93 of the French Commercial Code, the securities to be issued may give access to equity securities to be issued by the Company and/or any company that directly or indirectly owns over than half of its share capital or of which it directly or indirectly owns over than half of the share capital;

the subscription for which may be settled either in cash or by offsetting receivables;

these securities may be issued for the purpose of paying for securities contributed to the Company in a public exchange offer, pursuant to the conditions of Article L. 22-10-54 of the French Commercial Code;

public offerings made pursuant to this resolution, which may be combined, in the context of the same issue or of several issues made simultaneously, with public offerings referred to in 1° of Article L. 411-2 of the French Monetary and Financial Code;

2)	sets the term of validity of this authorization at twenty-six (26) months from the date of this General Meeting;

3)	decides to set the following limits on the amounts of the capital increases authorized in the event of use by the Board of Directors of the present delegation of authority:

•

the maximum nominal amount of capital increases that may be performed pursuant to this delegation may not exceed 29,604,244 euros or the equivalent in any other currency, or in any other currency units established by reference to several currencies, it being specified that this maximum amount counts toward the overall limit referred to in the thirty-first resolution of this Meeting;

•

added to this cap will be, as the case may be, the nominal value of the ordinary shares to be issued to preserve, in accordance with applicable laws and, as the case may be, contractual provisions that provide for other cases of adjustments, the rights of the holders of securities giving access to the Company’s share capital;

4)

decides to set the following limits on the amounts of debt securities authorized in the event of the issue of securities in the form of debt securities giving immediate or future access to the share capital of the Company or of other companies:

•

the maximum nominal amount of the debt securities that may be issued pursuant to this delegation may not exceed 200,000,000 euros or the equivalent in any other currency, or in any other currency units established by reference to several currencies; it being specified that this cap counts toward the overall limit provided for in the thirty-first resolution of this Meeting;

•

this amount will be increased, as the case may be, by any redemption premium above par and is independent of the amount of debt securities whose issuance would be decided or authorized by the Board of Directors in accordance with Articles L.228-36-A, L.228-40, L.228-92 paragraph 3, L.228-93 paragraph 6 and L.228-94 paragraph 3 of the French Commercial Code;

5)	if the Board of Directors uses this delegation of authority

•

decides to waive the preferential subscription rights over ordinary shares and securities covered by this resolution, and to delegate to the Board of Directors the option to grant, if necessary, under the conditions provided for in Article L. 22-10-51 of the French Commercial Code, for all or part of an issue, an irreducible and/or reducible priority subscription right in favor of the shareholders;

•

acknowledges that this delegation automatically entails, in favor of the holders of securities giving access to the share capital, the express waiver by the shareholders of their preferential subscription right to subscribe for the shares to which these securities will give immediate or future entitlement;

•

decides, in accordance with Article L.225-134 of the French Commercial Code, that if subscriptions, including, as the case may be, those of the shareholders, have not absorbed the entire issue, the Board of Directors may use, in the order it shall determine, all or some of the following options:

•

limit the amount of the issue to the amount of subscriptions, it being specified that in the event of an issue of ordinary shares or securities whose primary security is a share, the amount of subscriptions must reach at least three-quarters of the issue decided upon for this limitation to be possible,

•	freely allocate all or part of the unsubscribed securities;

•

decides that the issuance price of the ordinary shares that may be issued under this delegation of authority shall be at least equal to, at the discretion of the Board of Directors or the Chief Executive Officer:

•	either to the last closing price of the Company’s shares preceding the setting of the issue price, possibly reduced by a maximum discount of 15%,

•

either to the volume-weighted average price of the Company’s shares on the regulated market of Euronext in Paris over a period chosen by the Board of Directors or, as the case may be, the Chief Executive Officer, comprising between one and five consecutive trading sessions among the last thirty trading sessions preceding the setting of the issue price, possibly reduced by a maximum discount of 15%,

•

decides that the issue price of the securities giving access to the share capital, as the case may be, issued pursuant to this delegation shall be equal to the amount received immediately by the Company, increased by the amount likely to be received by the Company upon the exercise, conversion redemption or exchange of such securities, or, for each share issued as a result of the issuance of these securities, at least equal to the amount mentioned in the preceding paragraph;

6)

decides, in the event of the issuance of securities intended to remunerate securities contributed in connection with a public exchange offer, pursuant to the conditions of Article L. 22-10-54 of the French Commercial Code, and within the limits set out above, to grant the Board of Directors the power required to draft the list of securities included in the exchange, to set the terms and conditions of the issue, the share-for-share basis, and, as the case may be, the amount of the equalization payment in cash and to determine the terms and conditions of issue;

7)

decides that the Board of Directors may not, except with the prior authorization of the General Meeting, make use of this delegation of authority as from the filing by a third party of a proposed public offer for the Company’s securities until the end of the offer period;

8)

decides that the Board of Directors, within the limits set out above, with option of sub-delegation under the conditions provided for by law, will have full powers to implement this delegation of authority, and in particular to:

•

to decide to issue shares and/or securities and to determine their characteristics, in particular the amount of the issue, the issuance price and the amount of the premium that may be requested on issue, the terms and conditions of their subscription and payment and their date of entitlement to dividends, and to determine the dates and terms of issue, the nature, number and characteristics of the shares and/or securities to be created and issued;

•

in the event of the issue of warrants, to determine the number and characteristics of such warrants and to decide, if it deems appropriate, under the terms and conditions it shall determine, that the warrants may be redeemed or repurchased, or that they shall be allocated free of charge to the shareholders in proportion to their rights in the share capital;

•

more generally, to determine the characteristics of all securities and, in particular, the terms and conditions for the allotment of shares, the duration of loans that may be issued in the form of bonds, whether they are subordinated or not, the currency of issue, the terms of repayment of the principal, with or without premium, the terms and conditions of redemption and, as the case may be, of purchase, exchange or early redemption, the interest rate, whether fixed or variable, and the date of payment; the remuneration may include a variable portion calculated by reference to factors relating to the Company’s business and results and a deferred payment in the absence of distributable profits; to set the terms and conditions under which the Company will have the right, as the case may be, to purchase or exchange on the stock market, at any time or during specific periods, the securities issued or to be issued immediately or in the future with a view to cancelling them or not, taking into account the legal provisions;

•	provide the possibility to suspend the exercise of rights attached to the shares or securities issued, for up to three (3) months, in accordance with legal and regulatory provisions;

•	to charge the fees related to the capital increase against the related premiums and deduct from this amount the sums necessary to increase the legal reserve;

•	to determine and make all adjustments to take into account the impact of transactions on the Company’s share capital or shareholders’ equity;

•	record the completion of each capital increase and make the corresponding amendments to the by-laws;

•

generally, enter into any agreement, in particular to ensure the successful completion of the planned issues, take all measures and carry out all formalities necessary for the issue, listing and financial servicing of the securities issued pursuant to this delegation, as well as for the exercise of the rights attached thereto;

9)

acknowledges that, in the event that the Board of Directors decides to use the delegation of authority conferred upon it in this resolution, the Board of Directors will report to the next Ordinary General Meeting, in compliance with the law and the regulations, on the use of the delegation granted under this resolution;

10)

notes that this delegation renders ineffective, as from the date hereof, any unused portion, as the case may be, of the delegation of authority granted by the General Meeting of June 11, 2025 in its twenty-second resolution.

Twenty-third Resolution (Delegation of authority to be granted to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities, and/or securities giving access to equity securities to be issued, without preferential subscription rights, by means of a public offer referred to in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code). - The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the Statutory Auditors’ special report and acting in accordance with Articles L.225-129-2 and seq. of the French Commercial Code, L.22-10-49 and L.228-91 and seq. of said Code and Article L.411-2 1° of the French Monetary and Financial Code:

1)

delegates to the Board of Directors, with the option of sub-delegation under the conditions provided for by law, its authority to issue, without preferential subscription rights, on one or more occasions, in the proportions and at the times of its choosing, on the French and/or international market, by means of a public offer referred to in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code, in euros, or in any other currency or in any other currency units established by reference to several currencies, with or without premium, free of charge or for a price:

•	ordinary shares, and/or

•	securities which are equity securities giving access to other equity securities or the allocation of debt securities, and/or

•

securities, including debt securities, giving access to equity securities to be issued, it being specified that, pursuant to Article L.228-93 of the French Commercial Code, the securities to be issued may give access to equity securities to be issued by the Company and/or any company that directly or indirectly owns over than half of its share capital or of which it directly or indirectly owns over than half of the share capital;

the subscription for which may be settled either in cash or by offsetting receivables;

2)	sets the term of validity of this authorization at twenty-six (26) months from the date of this General Meeting;

3)	decides to set the following limits on the amounts of the capital increases authorized in the event of use by the Board of Directors of the present delegation of authority:

•

the maximum nominal amount of capital increases that may be performed under this delegation may not exceed 29,604,244 euros or the equivalent in any other currency, or in any other currency units established by reference to several currencies, it being specified that, in any event, the nominal amount of the capital increases performed pursuant to this resolution may not exceed the limit set by applicable laws and regulations at the time of implementation of this delegation (on an indicative basis, currently 30% of the share capital per year in accordance with the provisions of Article L.225-136 of the French Commercial Code) and counts toward the overall limit provided for in the thirty-first resolution of this Meeting;

•

added to this cap will be, as the case may be, the nominal value of the ordinary shares to be issued to preserve, in accordance with applicable law and, as the case may be, contractual provisions that provide for other cases of adjustments, the rights of the holders of securities giving access to the Company’s share capital;

4)

decides to set the following limits on the amounts of debt securities authorized in the event of the issue of securities in the form of debt securities giving immediate or future access to the share capital of the Company or of other companies:

•

the maximum nominal amount of the debt securities that may be issued pursuant to this authorization may not exceed 200,000,000 euros or the equivalent in any other currency, or currency units established by reference to several currencies; it being specified that this cap will be deducted from the overall limit referred to in the thirty-first resolution of this Meeting;

•

this amount will be increased, as the case may be, by any redemption premium above par and is independent of the amount of debt securities whose issuance would be decided or authorized by the Board of Directors in accordance with Articles L.228-36-A, L.228-40, L.228-92 paragraph 3, L.228-93 paragraph 6 and L.228-94 paragraph 3 of the French Commercial Code;

5)	if the Board of Directors decides to use this delegation of authority:

•	decides to waive shareholders’ preferential subscription rights to ordinary shares and to securities covered by this resolution;

•

acknowledges that this delegation automatically entails, in favor of the holders of securities giving access to the share capital, the express waiver by the shareholders of their preferential subscription right to subscribe for the shares to which these securities will give immediate or future entitlement;

•

decides, in accordance with Article L.225-134 of the French Commercial Code, that if subscriptions, including those of shareholders, as the case may be, have not absorbed the entire issue, the Board of Directors may use, in the order it shall determine, the following options:

•

limit the amount of the issue to the amount of subscriptions, it being specified that in the event of an issue of ordinary shares or securities whose primary security is a share, the amount of subscriptions must reach at least three-quarters of the issue decided upon for this limitation to be possible,

•	freely allocate all or part of the unsubscribed shares;

•

decides that the issuance price of the ordinary shares that may be issued under this delegation of authority must be at least equal to, at the discretion of the Board of Directors or the Chief Executive Officer:

•	either at the last closing price of the Company’s share preceding the setting of the issue price, possibly reduced by a maximum discount of 15%;

•

either at the volume-weighted average of the prices of the Company’s shares on the regulated market of Euronext in Paris over a period chosen by the Board of Directors or, as the case may be, the Chief Executive Officer comprising between one and five consecutive trading sessions from among the last thirty trading sessions preceding the setting of the issue price, less a maximum discount of 15%;

•

decides that the issue price of the securities giving access to the share capital, as the case may be, issued pursuant to this delegation shall be equal to the amount received immediately by the Company, increased by the amount likely to be received by the Company upon the exercise, conversion, redemption or exchange of such securities, or, for each share issued as a result of the issuance of these securities, at least equal to the amount mentioned in the preceding paragraph;

6)

decides that the Board may not, except with the prior authorization of the General Meeting, make use of this delegation of authority as from the filing by a third party of a proposed public offer for the Company’s securities until the end of the offer period;

7)

decides that the Board of Directors, within the limits set out above, with option of sub-delegation under the conditions provided for by law, will have full powers to implement this delegation of authority, and in particular to:

•

to decide to issue shares and/or securities and to determine their characteristics, in particular the amount of the issue, the issuance price and the amount of the premium that may be requested on issue, the terms and conditions of their subscription and payment and their date of entitlement to dividends, and to determine the dates and terms of issue, the nature, number and characteristics of the shares and/or securities to be created and issued;

•

more generally, to determine the characteristics of all securities and, in particular, the terms and conditions for the allotment of shares, the duration of loans that may be issued in the form of bonds, whether they are subordinated or not, the currency of issue, the terms of repayment of the principal, with or without premium, the terms and conditions of redemption and, as the case may be, of purchase, exchange or early redemption, the interest rate, whether fixed or variable, and the date of payment; the remuneration may include a variable portion calculated by reference to factors relating to the Company’s business and results and a deferred payment in the absence of distributable profits;

•

to set the terms and conditions under which the Company will have the right, as the case may be, to purchase or exchange on the stock market, at any time or during specific periods, the securities issued or to be issued immediately or in the future with a view to cancelling them or not, taking into account the legal provisions;

•	provide the possibility to suspend the exercise of rights attached to the shares or securities issued, for up to three (3) months, in accordance with legal and regulatory provisions;

•	to charge the fees related to the capital increase against the related premiums and deduct from this amount the sums necessary to increase the legal reserve;

•	to determine and make all adjustments to take into account the impact of transactions on the Company’s share capital or shareholders’ equity;

•	record the completion of each capital increase and make the corresponding amendments to the bylaws;

•

generally, enter into any agreement, in particular to ensure the successful completion of the planned issues, take all measures and carry out all formalities necessary for the issue, listing and financial servicing of the securities issued pursuant to this delegation, as well as for the exercise of the rights attached thereto;

8)

acknowledges that, in the event that the Board of Directors decides to exercise the delegation of authority conferred upon it in this resolution, the Board of Directors will report to the next Ordinary General Meeting, in compliance with the law and the regulations, on the use of the delegation granted under this resolution;

9)

notes that this delegation renders ineffective, as from the date hereof, any unused portion, as the case may be, of the delegation of authority granted by the General Meeting of June 11, 2025 in its twenty-third resolution.

Twenty-fourth Resolution (Delegation of powers to be granted to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities and/or securities giving access to ordinary shares, without preferential subscription rights, in favor of one or more persons specifically designated by the Board of Directors). - The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the Statutory Auditors’ special report and acting in accordance with the provisions of the French Commercial Code, especially Articles L.225-129-2, L.22-10-51, L.22-10-52-1, L.225-138 and L.225-92 of said Code:

1)

delegates to the Board of Directors, with the option to sub-delegate under the conditions provided for by law, its power to issue, without preferential subscription rights, on one or more occasions, in France or abroad, in the proportions and at the times it deems appropriate, either in euros, or in any other currency or currency units established by reference to several currencies, with or without a premium, for consideration or free of charge:

•	ordinary shares, and/or

•	securities that are equity securities giving access to other equity securities or to the allocation of debt securities, and/or

•

securities, including debt securities, giving access to equity securities to be issued, it being specified that, in accordance with Article L. 228-93 of the French Commercial Code, the securities to be issued may give access to equity securities to be issued by the Company and/or any company that directly or indirectly owns over than half of its share capital or in which it directly or indirectly owns over than half of the share capital;

the subscription of which may be made either in cash or by offsetting claims;

2)	sets the term of validity of this delegation at eighteen (18) months, starting from the date of this Meeting;

3)	decides to set the following limits on the amounts of capital increases authorized in the event that the Board of Directors exercises this delegation of authority:

•

the maximum nominal amount of capital increases that may be performed under this delegation may not exceed 29,604,244 euros or the equivalent in any other currency or in any other currency units established by reference to several currencies, it being specified that, in any event, the nominal amount of capital increases carried out pursuant to this resolution may not exceed the limit set by the legal and regulatory provisions applicable at the time of use of this delegation (on an indicative basis, currently 30% of the share capital per year, in accordance with the provisions of Articles L. 225-138 and Article L. 22-10-52-1 of the French Commercial Code, assessed on the date of implementation of the delegation by the Board of Directors) and count toward the overall limit provided for in the thirty-first resolution of this Meeting;

•

added to this cap will be, as the case may be, the nominal value of the ordinary shares to be issued to preserve, in accordance with applicable laws and, as the case may be, contractual provisions that provide for other cases of adjustments, the rights of the holders of securities giving access to the Company’s share capital;

4)

decides to set the following limits on the amounts of debt securities authorized in the event of an issue of securities in the form of debt securities giving immediate or future access to the capital of the Company or other companies:

•

the maximum nominal amount of debt securities of the Company that may be issued pursuant to this delegation may not exceed 200,000,000 euros or the equivalent in any other currency or currency units established by reference to several currencies; it being specified that this cap will be deducted from the overall limit provided for in the thirty-first resolution of this Meeting;

•

this amount shall be increased, as the case may be, by any redemption premium above par and is independent of the amount of the debt securities whose issuance may be decided or authorized by the Board of Directors in accordance with Articles L.228-36-A, L. 228-40, L.228-92 paragraph 3, L.228-93 paragraph 6 and L.228-94 paragraph 3 of the French Commercial Code;

5)

decides, in accordance with the provisions of Articles L. 22-10-52-1 and R. 22-10-32 of the French Commercial Code, that the issue price of the shares issued under this delegation shall be at least equal to the closing price on the last trading session preceding the setting of the issue price, possibly reduced by a maximum discount of 10%;

6)

decides to waive the preferential subscription rights of shareholders to ordinary shares and securities giving access to capital and/or debt securities, in favor of one or more specifically designated persons, and to delegate to the Board of Directors the designation of such persons;

7)

decides that the Board of Directors cannot, except with the prior authorization of the General Meeting, make use of this delegation of authority as from the filing by a third party of a proposed public offer for the Company’s securities until the end of the offer period;

8)

decides that the Board of Directors shall have, within the limits set out above, with the option of sub-delegation under the conditions provided for by law, will have full powers to implement this delegation of authority and, in particular to:

•

decide on the issue of shares and/or securities and determine their characteristics, in particular the amount of the issue, the issue price and the amount of the premium that may be requested upon issue, the terms and conditions of subscription and payment, and the date on which they will become effective, and determine the dates and terms and conditions of the issue, the nature, the number and characteristics of the shares and/or securities to be created and issued;

•	designate the person(s) for whom the issue is reserved in accordance with Article L.22-10-52-1 of the French Commercial Code;

•

more generally, determine the characteristics of all securities and, in particular, the terms and conditions for the allocation of shares, the term of loans that may be issued in the form of bonds, whether or not they are subordinated, the currency of issue, the terms of repayment of the principal, with or without a premium, the terms and conditions of amortization and, as the case may be, purchase, exchange or early redemption, the interest rates, whether fixed or variable, and the payment date; the remuneration may include a variable portion calculated by reference to factors relating to the Company’s business and results and a deferred payment in the absence of distributable profits; determine the terms and conditions under which the Company shall, where applicable, have the option to purchase or exchange on the stock exchange, at any time or during specified periods, the securities issued or to be issued immediately or in the future, with a view to cancelling them or not, in accordance with legal provisions;

•

provide for the option to suspend the exercise of rights attached to shares or securities giving access to the share capital for a maximum period of three (3) months in accordance with legal and regulatory provisions;

•	charge the fees related to the capital increase against the related premiums and deduct from this amount the sums necessary to increase the legal reserve;

•	determine and make any adjustments necessary to take into account the impact of transactions on the Company’s share capital or shareholders’ equity;

•	record the completion of each capital increase and make the corresponding amendments to the articles of association;

•

in general, enter into any agreement, in particular to ensure the successful completion of the planned issues, take all measures and carry out all formalities necessary for the issue, listing and financial servicing of the securities issued pursuant to this delegation, as well as for the exercise of the rights attached thereto;

9)

acknowledges that, in the event that the Board of Directors decides to exercise the delegation of authority conferred upon it in this resolution, the Board of Directors will report to the next Ordinary General Meeting, in compliance with the law and the regulations, on the use of the delegation granted under this resolution.

10)

notes that this delegation renders ineffective, as from the date hereof, any unused portion, as the case may be, of the delegation of authority granted by the General Meeting of June 11, 2025 in its twenty-fourth resolution.

Twenty-fifth Resolution (Delegation of authority to be granted to the Board of Directors to issue ordinary shares and/or securities giving access to the share capital or the allocation of debt securities without preferential subscription rights in favor of a category of persons satisfying determined characteristics). - The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report and pursuant to the provisions of the French Commercial Code, specifically Articles L. 225-129-2, L.22-10-49, L. 225-138 and L. 228-92:

1)

delegates to the Board of Directors, with the option to sub-delegate under the conditions provided for by law, its authority to issue, without preferential subscription rights, on one or more occasions, in the proportions and at the times of its choosing, in France and abroad, in euros or in any other currency, or in any other currency units established by reference to several currencies, with or without premium, free of charge or for a price:

•	ordinary shares, and/or

•	securities which are equity securities giving access to other equity securities or to the allocation of debt securities, and/or

•

securities, including debt securities, giving access to equity securities to be issued, it being specified that, pursuant to Article L. 228-93 of the French Commercial Code, the securities to be issued may give access to equity securities to be issued by the Company and/or any company that directly or indirectly owns over than half of its share capital or of which the Company directly or indirectly owns over than half of the share capital;

the subscription for which may be settled either in cash or by offsetting receivables;

2)	sets the term of validity of this authorization at eighteen (18) months from the date of this General Meeting;

3)	decides to set the following limits on the amounts of the capital increases authorized in the event of use by the Board of Directors of the present delegation of authority:

the maximum nominal amount of capital increases that may be performed under this delegation may not exceed 29,604,244 euros or the equivalent in any other currency, or in any other currency units established by reference to several currencies, it being specified that this maximum amount counts toward the overall limit provided for in the thirty-first resolution of this General Meeting;

•

added to this cap will be, as the case may be, the nominal value of the ordinary shares to be issued to preserve, in accordance with applicable laws and, as the case may be, contractual provisions that provide for other cases of adjustments, the rights of the holders of securities giving access to the Company’s share capital;

4)

decides to set the following limits on the amounts of debt securities authorized in the event of the issue of securities in the form of debt securities giving immediate or future access to the capital of the Company or of other companies:

•

the maximum nominal amount of debt securities that may be issued pursuant to this delegation may not exceed 200,000,000 euros or the equivalent in any other currency, or in any other currency units established by reference to several currencies; this cap will be deducted from the overall limit referred to in the thirty-first resolution of this Meeting;

•

this amount will be increased, as the case may be, by any redemption premium above par and is independent of the amount of debt securities whose issuance would be decided or authorized by the Board of Directors in accordance with Articles L.228-36-A, L.228-40, L.228-92 paragraph 3, L.228-93 paragraph 6 and L.228-94 paragraph 3 of the French Commercial Code;

5)	in the event that the Board of Directors makes use of this delegation of authority:

•

decides, in accordance with the provisions of Article L. 225-138 of the French Commercial Code, that the issue price of ordinary shares that may be issued under the scope of this delegation of powers will be set by the Board of Directors and must be at least equal to, at the discretion of the Board of Directors or the Chief Executive Officer:

•	the last closing price of the Company’s shares preceding the setting of the issue price, possibly reduced by a maximum discount of 15%,

•

the volume-weighted average price of the share of the Company on the regulated market of Euronext in Paris over a period chosen by the Board of Directors or, as the case may be, the Chief Executive Officer of between one to five consecutive trading sessions chosen from the last thirty trading sessions preceding the setting of the issue price, possibly reduced by a maximum discount of 15%;

•

decides that (i) the issue price of the shares likely to result from the exercise of the securities giving access to the capital issued by virtue of this delegation, or from their conversion, exchange or redemption, may be set, at the discretion of the Board of Directors, by reference to a calculation formula defined by the latter and applicable after the issue of the said securities (for example at the time of their exercise, conversion, redemption or exchange), in which case the maximum discount referred to above may be assessed, if the Board of Directors deems this appropriate, at the date on which such formula is applied (and not at the date of issuance of the security), and (ii) the issue price of the securities giving access to the share capital, as the case may be, issued pursuant to this delegation shall be equal to the amount received immediately by the Company, increased by the amount likely to be received by the Company upon the exercise, conversion, redemption or exchange of such securities, or, for each share issued as a result of the issuance of these securities, at least equal to the amount mentioned in the preceding paragraph;

•

decides to waive the shareholders’ preferential subscription rights to ordinary shares and securities covered by this resolution in favor of one or more persons belonging to one or more of the following categories of persons:

a)

natural persons or legal entities, including companies, trusts, investment funds or other investment vehicles, regardless of their form, under French or foreign law, investing on a regular basis in the pharmaceutical, biotechnological or medical technology sector; and/or

b)

French or foreign companies, institutions or entities of any form, carrying out a significant portion of their business in these sectors or in the pharmaceutical chemical sector or in the field of medical devices or technologies or research in these areas; and/or

c)

French or foreign investment service providers, or any foreign establishments with equivalent status, likely to guarantee the completion of an issue intended to be placed with the persons referred to in (a) and/or (b) above or within the framework of the implementation of an equity or bond financing line and, in this context, to subscribe to the securities issued.

•

acknowledges that this delegation automatically entails, in favor of the holders of securities giving access to share capital, the express waiver by the shareholders of their preferential subscription right to subscribe to the shares to which these securities will give immediate or future entitlement;

•

decides, in accordance with Article L.225-134 of the French Commercial Code, that if subscriptions, including those of shareholders, as the case may be, have not absorbed the entire issue, the Board of Directors may use, in the order it shall determine, the following options or some of them only:

•

limit the amount of the issue to the amount of subscriptions, it being specified that in the event of an issue of ordinary shares or securities whose primary security is a share, the amount of subscriptions must reach at least three-quarters of the issue decided upon for this limitation to be possible,

•	freely allocate all or part of the unsubscribed securities;

6)

decide that the Board of Directors, with the option to sub-delegate under the conditions provided for by law, will set the specific list of beneficiaries of this or these capital increases and/or issues of securities reserved within this or these categories of persons and the number of securities to be allocated to each of them;

7)

decides that the Board of Directors cannot, except with the prior authorization of the General Meeting, make use of this delegation as from the filing by a third party of a proposed public offer for the Company’s securities until the end of the offer period;

8)

decides that the Board of Directors, within the limits set out above, with option of sub-delegation under the conditions provided for by law, will have full powers to implement this delegation, and in particular to:

•

to decide to issue shares and/or securities and to determine their characteristics, determine the amount to be issued, the issue price and the amount of the premium that can, if applicable, be demanded at issue, the terms and conditions of their subscription and payment and their date of entitlement to dividends, and to determine the dates and terms of issue, the nature, number and characteristics of the shares and/or securities to be created and issued;

•	to determine the list of the beneficiaries within the categories designated above and the number of securities to be allocated to each beneficiary;

•

in the event of the issue of warrants, to determine the number and characteristics of such warrants and to decide, if it deems appropriate, under the terms and conditions it shall determine, that the warrants may be redeemed or repurchased, or that they shall be allocated free of charge to the shareholders in proportion to their rights in the share capital;

•

more generally, to determine the characteristics of all securities and, in particular, the terms and conditions for the allotment of shares, the duration of loans that may be issued in the form of bonds, whether they are subordinated or not, the currency of issue, the terms of repayment of the principal, with or without premium, the terms and conditions of redemption and, as the case may be, of purchase, exchange or early redemption, the interest rate, whether fixed or variable, and the date of payment; the remuneration may include a variable portion calculated by reference to factors relating to the Company’s business and results and a deferred payment in the absence of distributable profits;

•	to provide the possibility to suspend the exercise of rights attached to the shares or securities issued, for up to three (3) months, in accordance with legal and regulatory provisions;

•	to charge the fees related to the capital increase against the related premiums and deduct from this amount the sums necessary to increase the legal reserve;

•	to determine and make all adjustments to take into account the impact of transactions on the Company’s share capital or shareholders’ equity;

•	record the completion of each share capital increase and make the corresponding amendments to the by-laws;

•

in general, enter into any agreement, in particular to ensure the successful completion of the planned issues, take all measures and carry out all formalities necessary for the issue, listing and financial servicing of the securities issued pursuant to this delegation, as well as for the exercise of the rights attached thereto;

9)

acknowledges that, in the event that the Board of Directors decides to exercise the delegation of authority conferred upon it in this resolution, the Board of Directors will report to the next ordinary general meeting, in compliance with the law and the regulations, on the use of the delegation granted under this resolution;

10)

notes that this delegation renders ineffective, as from the date hereof, any unused portion, as the case may be, of the delegation of authority granted by the General Meeting of June 11, 2025 in its twenty-fifth resolution.

Twenty-sixth Resolution (Delegation of authority to be granted to the Board of Directors to decide on the issue of ordinary shares to be issued immediately or in the future by the Company, without preferential subscription rights in favor of a category of persons satisfying determined characteristics within the framework of an equity financing agreement on the United States stock market known as “At-The-Market” or “ATM Program”). - The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report and pursuant to the provisions of the French Commercial Code and in particular Articles L. 225-129-2, L. 22-10-49, L. 225-138 and L. 225-92:

1)

delegates to the Board of Directors, with the option to sub-delegate under the conditions provided for by law, its authority to issue, on one or more occasions, in the proportions and at the times of its choosing, in France and abroad, in euros or in any other currency, or in any other currency units established by reference to several currencies, without preferential subscription rights, ordinary shares in the form of American Depositary Shares or American Depositary Receipts of the Company;

the subscription for which may be settled either in cash or by offsetting receivables;

2)	sets the term of validity of this delegation at eighteen (18) months from the date of this General Meeting;

3)	decides to set the following limits on the amounts of the capital increases authorized in the event of use by the Board of Directors of the present delegation of authority:

•

the maximum nominal amount of capital increases that may performed under this delegation may not exceed 29,604,244 euros or the equivalent in any other currency, or in any other currency units established by reference to several currencies, it being specified that this cap counts toward the overall limit provided for in the thirty-first resolution of this General Meeting;

•

added to this cap will be, as the case may be, the nominal value of the ordinary shares to be issued to preserve, in accordance with applicable laws and, as the case may be, contractual provisions that provide for other cases of adjustments, the rights of the holders of securities giving access to the Company’s share capital;

4)	if the Board of Directors decides to use this delegation of authority

•

decides, in accordance with the provisions of Article L. 225-138 of the French Commercial Code, that the issuance price of ordinary shares that may be issued under the scope of this delegation of powers will be set by the Board of Directors, with option of sub-delegation under the conditions provided for by law, and shall be at least equal to (at the option of the Board of Directors):

•	either the last closing price of the Company’s shares preceding the setting of the issue price, possibly reduced by a maximum discount of 15%, or

•

the volume-weighted average price of the share of the Company on the regulated market of Euronext in Paris over a period chosen by the Board of Directors or, as the case may be, the Chief Executive Officer of between one to five consecutive trading sessions chosen from the last thirty trading sessions preceding the setting of the issue price, possibly reduced by a maximum discount of 15%;

•

decides to waive the shareholders’ preferential subscription rights to the shares or securities covered by this resolution in favor to one or more persons belonging to one or more of the following categories of persons

•

any credit institution, any investment service provider, French or foreign, or any foreign institution with an equivalent status, intervening within the framework of an ATM Program set up by the Company (or any equity financing program of the same nature which would replace it) and providing, within this framework, for the subscription of securities issued by the Company;

•

decides, in accordance with Article L.225-134 of the French Commercial Code, that if subscriptions, including those of shareholders, as the case may be, have not absorbed the entire issue, the Board of Directors may use, in the order it shall determine, the following options or some of them only:

•

limit the amount of the issue to the amount of subscriptions, it being specified that in the event of an issue of ordinary shares or securities whose primary security is a share, the amount of subscriptions must reach at least three-quarters of the issue decided upon for this limitation to be possible,

•	freely allocate all or part of the unsubscribed securities;

5)

decides that the Board of Directors may not, without the prior authorization of the General Meeting, make use of this delegation of authority as from the filing by a third party of a proposed public offer for the Company’s securities until the end of the offer period

6)

decides that the Board of Directors, with the option to sub-delegate under the conditions provided for by law, will set the specific list of beneficiaries of this or these capital increases and/or issues of securities reserved within this or these categories of persons and the number of securities to be allocated to each of them;

7)

decides that the Board of Directors, within the limits set out above, with option of sub-delegation under the conditions provided for by law, will have full powers to implement this resolution, and therefore to:

•

to decide to issue shares and to determine their characteristics, in particular the amount of the issue, the issue price and the amount of the premium that can be requested upon issue, the terms and conditions of their subscription and their date of entitlement, and to determine the dates and terms and conditions of the issue, the nature, number and characteristics of the shares to be issued;

•	to determine the list of the beneficiaries within the categories designated above and the number of securities to be allocated to each beneficiary;

•

to set the terms and conditions under which the Company will, as the case may be, have the right to purchase or exchange on the stock market, at any time or during specific periods, the securities issued or to be issued immediately or in the future with a view to cancelling them or not, taking into account the legal provisions;

•

to provide for the possibility of suspending the exercise of rights attached to shares or securities giving access to the share capital for a maximum period of three (3) months in accordance with legal and regulatory provisions;

•	to charge the fees related to the capital increase against the related premiums and deduct from this amount the sums necessary to increase the legal reserve;

•	to determine and make all adjustments to take into account the impact of transactions on the Company’s share capital or shareholders’ equity;

•	record the completion of each share capital increase and make the corresponding amendments to the by-laws;

•

in general, enter into any agreement, in particular to ensure the successful completion of the planned issues, take all measures and carry out all formalities necessary for the issue, listing and financial servicing of the securities issued pursuant to this delegation, as well as for the exercise of the rights attached thereto;

8)

acknowledges that, in the event that the Board of Directors decides to exercise the delegation of authority conferred upon it in this resolution, the Board of Directors will report to the next ordinary general meeting, in compliance with the law and the regulations, on the use of the delegation granted under this resolution;

9)

notes that this delegation renders ineffective, as from the date hereof, any unused portion, as the case may be, of the delegation of authority granted by the General Meeting of June 11, 2025 in its twenty-sixth resolution.

Twenty-seventh Resolution (Delegation of authority to be granted to the Board of Directors to increase the number of securities to be issued in the event of a capital increase with or without preferential subscription rights with excess demand for subscriptions). - The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’

report and the Statutory Auditors’ special report and pursuant to the provisions of the French Commercial Code and in particular Article L. 225-135-1:

1)

delegates to the Board of Directors, with option of sub-delegation under the conditions provided for by law, its authority to decide, for each of the issues of ordinary shares or securities giving access to the share capital decided pursuant to the twenty-first, twenty-second, twenty-third, twenty-fourth, twenty-fifth and twenty-sixth resolutions, to increase the number of securities to be issued, in accordance with the conditions set out in Articles L. 225-135-1 and R. 225-118 of the French Commercial Code (i.e., to date, within thirty days of the closing of the subscription, at the same price as that used for the initial issue and up to a limit of 15% of the issue price) and within the limit of the ceiling(s) provided for in the resolution pursuant to which the issue is decided, in particular with a view to granting an over-allotment option in accordance with market practices;

2)

decides that the Board of Directors may not, without the prior authorization of the General Meeting, make use of this authorization as from the filing by a third party of a proposed public offer for the Company’s securities until the end of the offer period;

3)

sets the term of validity of this delegation of authority at twenty-six (26) months from the date of this General Meeting (except for the 24th, 25th and 26th resolutions, for which this delegation is valid for an 18-months period);

4)

notes that this delegation renders ineffective, as from the date hereof, any unused portion, as the case may be, of the delegation granted by the General Meeting of June 11, 2025 in its twenty-seventh resolution.

Twenty-eighth Resolution (Delegation to be granted to the Board of Directors to increase the capital by issuance of ordinary shares and/or securities giving access to the capital, within the limits set by the applicable legal and regulatory provisions on the date of the capital increase in consideration for contributions in kind of securities or securities giving access to the share capital) - The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report and pursuant to the provisions of the French Commercial Code and in particular Articles L. 225-147, L. 22-10-49, L. 22-10-53 and L. 228-91 and seq. of said Code:

1)

authorize the Board of Directors to proceed, on the basis of the statutory auditors’ report mentioned in paragraphs 1 and 2 of Article L. 225-147 of the French Commercial Code, to the issuance of ordinary shares or securities giving access to ordinary shares, up to 20% of the share capital, in order to remunerate contributions in kind granted to the Company and consisting of equity securities or securities giving access to the share capital when the provisions of Article L. 22-10-54 of the French Commercial Code are not applicable;

2)	sets the term of validity of this delegation of authority at twenty-six (26) months, with effect from the date of this Meeting;

3)

decides that the maximum nominal amount of capital increases that may be carried out under this delegation counts toward the overall limit provided for in the thirty-first resolution of this General Meeting and to the cap mentioned in 1) above will be added, as the case may be, the nominal value of the ordinary shares to be issued to preserve, in accordance with applicable laws and, as the case may be, contractual provisions that provide for other cases of adjustments, the rights of the holders of rights or securities giving access to the Company’s share capital;

4)

decides to set the following limits on the amounts of debt securities authorized in the event of the issue of securities in the form of debt securities giving immediate or future access to the capital of the Company or of other companies:

•	the nominal amount of the debt securities of the Company that may be issued pursuant to this delegation may not exceed 200,000,000 euros or the equivalent in any other currency, or currency units established by reference to several currencies; it being specified that this cap counts toward the overall limit provided for in the thirty-first resolution of this Meeting;

•

this amount will be increased, as the case may be, by any redemption premium above par and is independent of the amount of debt securities whose issuance would be decided or authorized by the Board of Directors in accordance with Articles L.228-36-A, L.228-40, L.228-92 paragraph 3, L.228-93 paragraph 6 and L.228-94 paragraph 3 of the French Commercial Code;

5)	decides, as necessary, to waive the shareholders’ preferential subscription rights to ordinary shares and securities covered by this resolution in favor of the providers of securities;

6)

decides that the Board of Directors may not, without the prior authorization of the General Meeting, make use of this delegation as from the filing by a third party of a proposed public offer for the Company’s shares until the end of the offer period;

7)

decides that the Board of Directors, within the limits set out above, with option of sub-delegation under the conditions provided for by law, will have full powers to implement this resolution, and in particular to:

•

to decide, on the basis of the contribution auditor’s reports referred to in the 1st and 2nd paragraphs of Article L. 225-147 of the French Commercial Code, on the valuation of contributions and the granting of any special benefits;

•	decide to issue shares and/or securities giving immediate or future access to the Company’s share capital in consideration for the contributions;

•

determine the list of equity securities and securities giving access to the share capital contributed, approve the valuation of the contributions, set the terms and conditions of issue of the shares and/or securities remunerating the contributions, and, as the case may be, the amount of the balancing cash payment, approve the granting of special benefits, and reduce, if the contributors agree, the valuation of the contributions or the remuneration of the special benefits;

•

to determine the dates and terms of issue, the nature, number and characteristics of the shares and/or securities remunerating the contributions and to modify, during the life of these securities, the said terms and characteristics in compliance with the applicable formalities and to set the terms according to which the rights of the holders of securities giving access to the share capital will be preserved, where applicable; to decide, in addition, in the event of the issue of debt securities, whether or not they will be subordinated (and, where applicable, their rank of subordination);

•	to charge the fees related to the capital increases against the related premiums, and deduct from this amount the sums necessary to increase the legal reserve;

•

to set the terms and conditions under which the Company may, as the case may be, purchase or exchange securities on the stock market at any time or during specific periods, with a view to cancelling them or not, pursuant to legal provisions;

•	to provide the possibility to suspend the exercise of rights attached to shares or securities giving access to the share capital in accordance with legal and regulatory provisions;

•

to determine and make all adjustments to take account of the impact of transactions affecting the Company’s share capital or shareholders’ equity, in particular in the event of a change in the par value of the share, a capital increase by incorporation of reserves, profits or premiums, a bonus share issue, a stock split or reverse stock split, the distribution of dividends, reserves or premiums or any other assets, amortization of capital, or any other transaction affecting the capital or shareholders’ equity (including in the event of a public offering and/or a change of control), and to set any other terms and conditions to ensure the preservation of the rights of holders of securities giving access to the capital or other rights giving access to the capital (including by way of adjustment in cash);

•	record the completion of each capital increase and make the corresponding amendments to the bylaws;

•

generally enter into any agreement, in particular to ensure the successful completion of the planned issues, take all measures and carry out all formalities necessary for the issue, listing and financial servicing of the securities issued pursuant to this delegation, as well as for the exercise of the rights attached thereto;

8)

acknowledges that, in the event that the Board of Directors decides to exercise the delegation conferred upon it in this resolution, the report of the contribution auditor, if one is drawn up in accordance with Articles L. 225-147 and L. 22-10-53 of the French Commercial Code, will be brought to its attention at the next general meeting;

9)

notes that this delegation renders ineffective, as from the date hereof, any unused portion, as the case may be, of the delegation of authority granted by the General Meeting of June 11, 2025 in its twenty-eighth resolution.

Twenty-ninth Resolution (Delegation of authority to be granted to the Board of Directors to decide of any merger-absorption, spin-off, or partial contribution of assets). - The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and in accordance with the provisions of Articles L. 236-9 II, L. 236-16 and L. 236-22 of the French Commercial Code:

1)

delegates to the Board of Directors all powers to decide, at the times it deems appropriate, on one or more mergers-absorptions, spin-off or partial contributions of assets carried out in accordance with the provisions of Articles L. 236-1 and seq. of the French Commercial Code;

2)

decides that the Board of Directors shall have full powers to implement, in accordance with the conditions set by law and the bylaws, this delegation to determine all the terms and conditions of any transaction that may be decided pursuant to this delegation, it being specified that if this transaction requires a capital increase by the Company, such increase must be carried out within the limits set forth in the thirtieth resolution below;

3)

acknowledges that, in accordance with Article L. 236-9, II, paragraph 4, of the French Commercial Code, one or more shareholders of the Company representing at least 5% of the share capital may apply to the courts, within twenty (20) days of the last publication in accordance with Article R. 236-2 of the French Commercial Code or, as the case may be, the last publication provided for in Article R. 236-3 of the same code, for the appointment of a legal representative for the purpose of convening the General Meeting of the company to vote on the approval of the merger, spin-off, the partial contribution of assets submitted to the spin-off regime or of their sole proposition;

4)	sets the term of validity of this delegation of authority at twenty-six (26) months, with effect from the date of this General Meeting;

5)

decides that the Board of Directors may not, without the prior authorization of the General Meeting, make use of this delegation as from the filing by a third party of a proposed public offer for the Company’s shares until the end of the offer period;

6)

notes that this delegation renders ineffective, as from the date hereof, any unused portion, as the case may be, of the delegation granted by the General Meeting of June 11, 2025 in its twenty-ninth resolution.

Thirtieth Resolution (Delegation of powers to be granted to the Board of Directors to issue ordinary shares giving, as the case may be, access to ordinary shares or to the allocation of debt securities (of the Company or of a Group company), and/or securities giving access to ordinary shares (of the Company or of a Group company), in the context of an operation of merger, spin-off or partial contribution of assets decided by the Board of Directors pursuant to the delegation referred to in the twenty-ninth resolution) - The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the Statutory Auditors’ report, subject to the adoption of the twenty-

ninth resolution above, and in accordance with the French Commercial Code and in particular the provisions of Articles L. 225-129 to L. 225-129-2, L. 225-129-5, L. 22-10-49 and L. 228-91 and seq. of said Code:

1)

delegates to the Board of Directors its power to decide on the issue, on one or more occasions and at the times it deems appropriate, on the French and/or international market, either in euros, or in a foreign currency or any other unit of account established by reference to a set of currencies:

•	ordinary shares, and/or

•	ordinary shares giving right to the allocation of other ordinary shares or debt securities, and/or

•	securities giving access to ordinary shares to be issued;

in consideration for contributions in kind granted to the Company in connection with any merger, spin-off or partial asset contribution decided by the Board of Directors pursuant to the delegation granted under the twenty-ninth resolution above, said shares confer the same rights as existing shares, subject to their dividend entitlement date;

2)	sets the period of validity of this delegation of authority at twenty-six (26) months, with effect from the date of this Meeting;

3)

decides, as necessary, to waive, in favor of the shareholders of the absorbed or transferring company, the shareholders’ preferential subscription right to these ordinary shares and securities to be issued;

4)

acknowledges, as necessary, that this delegation automatically entails, in favor of the holders of securities giving access to share capital, the express waiver by the shareholders of their preferential subscription right to subscribe to the shares to which these securities will give immediate or future entitlement;

5)	decides to set the following limits on the amounts of the capital increases authorized in the event of use by the Board of Directors of the present delegation of authority:

•

the maximum nominal amount of the ordinary shares that may be issued pursuant to this delegation may not exceed 10% of the share capital on the date of the decision to increase the share capital by the Board of Directors, it being specified that this cap counts toward the overall limit of the maximum nominal amount of the shares likely to be issued under the thirty-first resolution of this General Meeting,

•

added to this cap will be, as the case may be, the amount of the additional shares to be issued to preserve, in accordance with applicable laws and, as the case may be, contractual provisions that provide for other cases of adjustments, the rights of the holders of securities and other rights giving access to the share capital;

6)

decides to set the following limits on the amounts of debt securities authorized in the event of the issue of securities in the form of debt securities giving immediate or future access to the capital of the Company or of other companies:

•

the maximum nominal amount of issues of debt securities giving access to the capital and debt securities that may be issued pursuant to this delegation may not exceed 200,000,000 euros (or the equivalent value of this amount in the event of an issue in another currency), it being specified that this amount will be deducted from the overall limit referred to in the thirty-first resolution,

•

this amount will be increased, as the case may be, by any redemption premium above par and is independent of the amount of debt securities whose issuance would be decided or authorized by the Board of Directors in accordance with Articles L. 228-36-A, L. 228-40, L. 228-92 paragraph 3, L. 228-93 paragraph 6 and L. 228-94 paragraph 3 of the French Commercial Code;

7)

decides that the Board of Directors cannot, except with the prior authorization of the General Meeting, make use of this delegation as from the filing by a third party of a proposed public offer for the Company’s securities until the end of the offer period;

8)

acknowledges that the Board will have full powers to decide and record the completion of the capital increase in consideration for the transaction, to charge all fees and duties incurred by the capital increase, to deduct them from the premium, if it deems appropriate, the sums necessary to increase the legal reserve, to make the corresponding amendments to the bylaws, to take any decision with a view to admitting the shares and securities issued to trading on Euronext, and, more generally, to do whatever is necessary;

9)

notes that this delegation renders ineffective, as from the date hereof, any unused portion, as the case may be, of the delegation granted by the General Meeting of June 11, 2025 in its thirtieth resolution.

Thirty-first Resolution (Overall limit on the maximum authorized amounts set under the resolutions twenty-second, twenty-third, twenty-fourth, twenty-fifth, twenty-sixth, twenty-eighth and thirtieth). - The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report, decides to set:

1)

at 29,604,244 euros, the total nominal amount of the capital increases that may be carried out pursuant to the twenty-second, twenty-third, twenty-fourth, twenty-fifth, twenty-sixth, twenty-eighth and thirtieth resolutions submitted to this Meeting, it being specified that to this limit shall be added, as the case may be, the nominal amount of the capital increase necessary to preserve, in accordance with applicable law and, as the case may be, contractual provisions that provide for other cases of adjustments, the rights of the holders of rights or securities giving access to the Company’s share capital;

2)

at 200,000,000 euros (or the equivalent in any other currency or currency units established by reference to several currencies) the maximum nominal amount of debt securities that may be issued pursuant to the aforementioned resolutions.

Thirty-second Resolution (Delegation of powers to be granted to the Board of Directors to increase the capital by means of the incorporation of reserves, profits and/or premiums). - The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and pursuant to the provisions of Articles L. 225-129-2, L. 225-130 and L. 22-10-50 of the French Commercial Code:

1)

delegates its competence to the Board of Directors, with the option of sub-delegation under the provisions provided by law, its authority to decide to increase the share capital on one or more occasions, in the periods and according to the methods it may determine, by means of the incorporation, successive or simultaneous, into capital of reserves, profits, premiums or other amounts admitted for capitalization, by the issue and free share allocation or by raising the face value of existing ordinary shares or combining these two methods;

2)

decides that, in the event that this delegation is used by the Board of Directors, in accordance with the provisions of Article L. 22-10-50 of the French Commercial Code, if the capital increase takes the form of a free allocation of shares, the rights attached to fractional shares may not be traded or assigned and that the corresponding equity securities will be sold; the proceeds of the sale will be allocated to the holders of the rights within the period prescribed by the regulations;

3)	sets the term of validity of this authorization at twenty-six (26) months from the date of this General Meeting;

4)

decides that the total nominal amount of the capital increase carried out under this resolution must not exceed the nominal amount of 14,802,122 euros, it being specified that this ceiling is set independently and separately from the capital increase ceilings resulting from the issues of ordinary shares or securities authorized by the other resolutions submitted to this Meeting and by the resolutions adopted and still in force at any previous general meeting, and that this ceiling shall be increased, where applicable, by the nominal value of the shares to be issued to preserve, in accordance with the law, the rights of holders of securities giving access to shares;

5)

decides that the Board of Directors cannot, except with the prior authorization of the General Meeting, make use of this delegation as from the filing by a third party of a proposed public offer for the Company’s shares until the end of the offer period;

6)

confers upon the Board of Directors, with option of sub-delegation, all powers in order to implement this resolution and, generally, to take all measures and fulfill all formalities required for the successful completion of each share capital increase, to record the completion and to amend the by-laws accordingly;

7)

notes that this delegation renders ineffective, as from the date hereof, any unused portion, as the case may be, of the delegation granted by the General Meeting of June 11, 2025 in its thirty-second resolution.

Thirty-third Resolution (Delegation of powers to be granted to the Board of Directors to increase the share capital by the issue of ordinary shares and/or securities giving access to the capital, without preferential subscription rights in favor of the members of a company savings plan pursuant to Articles L. 3332-18 and seq. of the French Labor Code) - The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report, voting pursuant to Articles L. 22-10-49, L. 225-129-6, L. 225-138-1 and L. 228-92 of the French Commercial Code and L. 3332-18 and seq. of the French Labor Code:

1)

delegates its authority to the Board of Directors in order, at its own discretion, to increase the share capital on one or more occasions through the issue of ordinary shares or securities giving access to the equity securities to be issued of the Company, in favor of members of one or more group or company employee savings plans established by the Company and/or affiliated French or international companies under the conditions of Article L. 225-180 of the French Commercial Code and of Article L. 3344-1 of the French Labor Code;

2)	withdraws, in favor of these individuals, any preferential subscription right to shares which may be issued pursuant to this delegation;

3)	sets the validity of this delegation at twenty-six (26) months from the date of this General Meeting;

4)

limits the maximum nominal amount of the increase(s) that may be performed under this delegation at 2% of the share capital at the date of this General Meeting, this amount being independent of any other cap provided for in relation to delegated capital increases, it being specified that this amount will be added, as the case may be, to the additional amount of the ordinary shares to be issued to preserve, in accordance with applicable law and the contractual provisions that provide for other cases of adjustments, the rights of the holders of securities giving access to the Company’s share capital;

5)

decides that the price of the shares to be issued pursuant to point 1/ of this delegation may not be less of more than 30% or 40% where the period of unavailability provided for in the plan pursuant to Articles L. 3332-25 and L. 3332-26 of the French Labor Code is greater than or equal to ten years, to an average of the share price listed during the 20 trading sessions preceding the day of the decision setting the opening date for the subscription, nor higher than this average opening price of the shares for the 20 trading days prior to the decision setting the date for the opening of subscriptions, nor may it be higher than this average;

6)

decides, pursuant to the provisions of Article L. 3332-21 of the French Labor Code, that the Board of Directors may allocate to the beneficiaries defined in the first paragraph above, free shares already issued or to be issued, or other securities giving access to the Company’s capital that have already been issued or are to be issued in respect of (i) any employer contribution that may be paid pursuant to the regulations governing group or company savings plans and/or (ii) if applicable, any discount;

7)

decides that the Board of Directors shall have full powers, with the option of sub-delegation under the conditions provided for by law, to implement the present delegation, to take all measures to determine the various terms and conditions of the transaction and to carry out all necessary formalities;

8)

notes that this delegation renders ineffective, as from the date hereof, any unused portion, as the case may be, of the delegation of authority granted by the General Meeting of June 11, 2025 in its thirty-third resolution.

Thirty-fourth Resolution (Delegation of powers to be granted to the Board of Directors to issue warrants (BSA), subscription and/or acquisition of new and/or existing warrants (BSAANE) and/or subscription and/or acquisition of new and/or existing redeemable warrants (BSAAR) without preferential subscription right in favor of a category of persons) - The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report and pursuant to the provisions of Articles L. 225-129-2, L. 22-10-49, L. 225-138 and L. 228-91 and seq. of the French Commercial Code:

1)

delegates its authority to the Board of Directors to proceed, on one or more occasions, in the proportions and at the time it deems appropriate, both in France and abroad, to the issue of warrants (BSA), subscription and/or acquisition of new and/or existing warrants (BSAANE) and/or subscription and/or acquisition of new and/or existing redeemable warrants (BSAAR) without preferential subscription rights reserved for the categories of persons defined below;

2)	sets the term of validity of this delegation at eighteen (18) months from the date of this General Meeting;

3)

decides that the maximum nominal amount of shares to which the warrants issued pursuant to this delegation give entitlement may not exceed 0.5% of the share capital on the day the Board of Directors decides to grant them. To this cap will be added, as the case may be, the nominal value of ordinary shares to be issued to preserve, in accordance with applicable law and, as the case may be, contractual provisions that provide for other cases of adjustments, the rights of the holders of BSA, BSAANE and/or BSAAR. This maximum amount is independent from all maximum amounts set by the other resolutions of this General Meeting;

4)

decides that the subscription and/or acquisition price of the shares acquired by exercising the warrants shall be at least equal to the average closing price of the Company’s shares for the 20 trading sessions preceding the decision to issue the warrants;

5)

decides to waive the shareholders’ preferential subscription rights to the BSAs, BSAANEs and BSAARs to be issued, to the benefit of the following categories of persons: corporate officers, scientific committee members, employees of the company and persons associated with the company and the French or foreign companies related to the company, via a service agreement or as a consultant, in accordance with Article L. 225-180 of the French Commercial Code;

6)

stipulates that this delegation means that the shareholders waive their preferential subscription rights to shares that may be issued by the exercising of warrants to the holders of BSAs, BSAANEs and/or BSAARs;

7)	decides that if subscriptions have not absorbed the entire BSA, BSAANE and/or BSAAR issue, the Board of Directors may exercise the following options:

•	limit the amount of the issue to the amount of subscriptions,

•	freely allocate all or part of the non-subscribed BSAs, BSAANEs and/or BSAARs to persons covered by the categories defined above;

8)	decides that the Board of Directors shall be granted all necessary powers, under the terms set by the law and stipulated above, to issue BSAs, BSAANEs and/or BSAARs and in particular to:

•

set the specific list of beneficiaries within the categories of persons defined above, the nature and number of warrants to be allocated to each beneficiary, the number of shares to which each warrant shall give entitlement, the issue price of the warrants and the subscription and/or acquisition price of the shares to which the warrants give entitlement under the terms outlined above, it being specified that the issue price of the warrants will be established according to market conditions and on the basis of expert opinion, the terms and deadlines for the subscription and exercise of the warrants, the associated adjustment mechanisms and more generally, all terms and conditions with respect to the issue;

•	prepare an additional report describing the final terms and conditions of the transaction;

•	conduct the necessary share acquisitions within the framework of the share buyback program and to allocate them via the allocation plan;

•	record the completion of the capital increase resulting from the exercising of the BSAs, BSAANEs and/or BSAARs and to amend the Bylaws accordingly;

•

at its sole discretion, impute the cost of the capital increase to the amount of the associated premiums and deduct the necessary sums from this amount to bring the statutory reserve to one tenth of the new share capital after each increase;

•

delegate, under the conditions provided for by law, the powers required to enact the capital increase, and to delay the capital increase, within the limits and according to the terms and conditions previously set by the Board of Directors;

•	and more generally, perform all tasks required in similar matters.

9)

notes that this delegation renders ineffective, as from the date hereof, any unused portion, as the case may be, of the delegation of authority granted by the General Meeting of June 11, 2025 in its thirty-fourth resolution.

Thirty-fifth Resolution (Authorization to be granted to the Board of Directors to allocate free shares to members of staff and/or certain corporate officers of the Company). - The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report:

1)

authorizes the Board of Directors, on one or more occasions, in accordance with Articles L. 22-10-49, L. 225-197-1 and seq., L. 22-10-59 and L. 22-10-60 of the French Commercial Code, to allocate existing or future ordinary shares in the Company, reserved for:

•	members of staff of the Company or companies or economic interest groups that are directly or indirectly related to it as defined by Article L. 225-197-2 of the French Commercial Code,

•	and/or corporate officers who meet the conditions set out in Article L. 225-197-1 of the French Commercial Code;

2)	sets the term of validity of this authorization at eighteen (18) months from the date of this General Meeting;

3)

decides that the total number of shares that can be allocated pursuant to this authorization may not exceed 9.5% of the share capital on the date the shares are granted, it being specified that it may not exceed the maximum percentage provided for by the regulations in force on the date of the grant decision and that this limit shall count against the overall nominal amount of shares that may be purchased or subscribed under the thirty-sixth resolution; these limits will exclude, if applicable, the par value of any capital increase required to preserve the rights of the beneficiaries of share awards in the event of transactions involving the Company’s capital during the vesting period;

4)	decides that the allocation of shares to beneficiaries will become definitive after a vesting period to be determined by the Board of Directors, which may not be less than one year;

5)

decides that the Board of Directors shall determine, in accordance with the law, at the time of each grant decision, the period during which beneficiaries are required to hold the Company’s shares, which period shall run from the date of final allocation of the shares, it being specified that this holding period may not be less than one year. However, in the event that the vesting period is two years or more, the holding period may be waived by the Board of Directors;

6)

decides, by way of exception, that final allocation will take place before the end of the vesting period in the event that the beneficiary is classified as disabled under the second and third categories set out in Article L. 341-4 of the French Social Security Code, or similar case abroad;

7)

notes and resolves, in the event of the free allotment of shares to be issued, that this authorization entails the waiver by the shareholders, in favor of the beneficiaries of the allotments of ordinary shares to be issued, of their preferential subscription right to subscribe to the ordinary shares to be issued as and when the shares are definitively allotted, and will entail, where applicable, at the end of the vesting period, a capital increase by incorporation of reserves, profits or premiums in favor of the beneficiaries of the said shares allocated free of charge, and a corresponding waiver by the shareholders in favor of the beneficiaries of the shares allocated free of charge of the part of the reserves, profits and premiums thus incorporated;

8)	delegates all powers to the Board of Directors, with the option of sub-delegation, to:

•	set the terms and, if applicable, the award criteria and performance criteria for the shares;

•	determine the identity of the beneficiaries and the number of shares allocated to each;

•	if applicable:

•	record the existence of sufficient reserves and, upon each allocation of shares, transfer to a reserve account the sums required to pay up the new shares to be granted;

•	at the appropriate time, determine the capital increases by means of incorporation of reserves, premiums or profits relating to the issue of new free shares granted;

•	conduct the necessary share acquisitions within the framework of the share buyback program and allocate them via the allocation plan;

•

determine the impact on beneficiaries’ rights of transactions affecting the share capital or likely to affect the value of shares allocated and enacted during the vesting period and as a result, to modify or adjust, if necessary, the number of shares granted to preserve the beneficiaries’ rights;

•	determine, within the limits set by this resolution, the duration of the acquisition period;

•

decide whether or not to establish a holding obligation at the end of the vesting period and, if applicable, determine its duration and take all necessary measures to ensure that the beneficiaries comply with it;

•	and generally, in connection with the legislation in effect, perform all duties that the implementation of this authorization may require;

9)

notes that this delegation of authority supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of June 1, 2025 in its thirty-fifth resolution.

Thirty-sixth Resolution (Authorization to be granted to the Board of Directors to grant stock options to employees and/or certain corporate officers of the Company or related companies or economic interest groups). - The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report:

1)

authorizes the Board of Directors, under the provisions of Articles L. 22-10-49, L. 225-177 to L. 225-185 and L. 22-10-56 to L. 22-10-58 of the French Commercial Code, to grant the beneficiaries indicated below, on one or more occasions, options giving access to new shares in the Company to be issued in respect of a capital increase or to the purchase of existing shares in the Company as a result of buybacks carried out under the terms set by law;

2)	sets the term of validity of this authorization at eighteen (18) months from the date of this General Meeting;

3)	decides that the beneficiaries of these options may only be:

•

firstly, some or all members of staff, or certain categories of staff and, where appropriate, those companies or economic interest groups related to it under the conditions of Article L. 225-180 of the French Commercial Code,

•	secondly, corporate officers who meet the conditions set out in Article L. 225-185 of the French Commercial Code;

4)

decides that the total number of options that may be granted under this authorization shall not entitle the holders to subscribe for or purchase a number of shares exceeding 9.5% of the share capital existing on the date the options are granted, it being specified that it may not exceed the maximum percentage provided for by the regulations in force on the date of the grant decision and that this limit shall count against the overall nominal amount of shares that may be granted as provided for in the thirty-fifth resolution; to these amounts will be added, as necessary, the par value of any capital increase necessary to preserve the rights of the beneficiaries of the options in the event of transactions involving the Company’s capital, pursuant to the law and, if applicable, any contractual stipulations providing for other forms of preservation;

5)

decides that the subscription and/or acquisition price of the shares to be paid by the beneficiaries will be set on the day the options are granted by the Board of Directors in accordance with the regulations in effect and must not be less than the average opening price of the shares for the twenty trading days prior to the grant decision;

6)	decides that no options may be granted during the blackout periods set out in the regulations;

7)

notes that this authorization includes, in favor of the beneficiaries of options giving access to shares, an express waiver by shareholders of their preferential subscription rights to subscribe to the shares that will be issued as and when the options are exercised;

8)	delegates all powers to the Board of Directors to set the other terms and conditions for the granting of options and their exercise, in particular to:

•

determine the conditions under which the options shall be granted and to draft the list or categories of beneficiaries as scheduled above; to determine, where appropriate, the seniority and performance conditions that must be met by these beneficiaries; to determine the conditions under which the price and number of shares must be adjusted, particularly in the presumptions set out under Articles R. 225-137 to R. 225-145 and R. 22-10-37 of the French Commercial Code;

•	define the exercise period(s) for the options granted, with the understanding that the term of the options may not exceed a period of ten years from the grant date;

•

provide the option to temporarily suspend the exercise of options for a maximum period of three (3) months in the event that financial transactions are performed involving the exercise of a right attached to shares;

•	if applicable, conduct the necessary share acquisitions within the framework of the share buyback program and to allocate them via the option plan;

•

proceed with all acts and formalities required to make final those capital increases that may, if necessary, be performed pursuant to the authorization granted by this resolution; amend the by-laws accordingly and generally to do whatever is necessary;

•

at its own discretion and if it sees fit, charge the fees of capital increases against the associated premiums and deduct the necessary sums from this amount to increase the legal reserve to one tenth of the new share capital after each increase;

9)

notes that this delegation renders ineffective, as from the date hereof, any unused portion, as the case may be, of the delegation granted by the General Meeting of June 11, 2025 in its thirty-sixth resolution.

Thirty-seventh Resolution (Overall limit on the maximum authorized amounts set under the resolutions thirty-fifth and thirty-sixth). - The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report,

•

decides that the shares that may be allocated by the Board of Directors under the thirty-fifth resolution and the options that may be granted by the Board of Directors under the thirty-sixth resolution shall not entitle the beneficiaries to receive, subscribe for or purchase a total number of shares exceeding 9.5%

of the share capital existing on the date the shares or the options are granted, it being specified that to this limit shall be added, as the case may be, the nominal amount of the capital increase necessary to preserve, in accordance with applicable law and, as the case may be, contractual provisions that provide for other cases of adjustments, the rights of the holders of rights or securities giving access to the Company’s share capital.

Thirty-eighth Resolution (Ratification of the amendment to Article 18 and Article 21 of the Company’s bylaws). - The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the amended articles of the bylaws, ratifies the decision of the Board of Directors at its meeting of March 26, 2026, to amend Article 21 of the Company’s bylaws in accordance with the provisions of decree n°2026-94 of February 13, 2026, and the resulting amendments to Articles 18 and 21 of the bylaws.

The new wording of Article 18 of the Company’s bylaws is reproduced below:

Previous wording	New wording

[ ]

The notice of meeting must also specify the conditions under which shareholders may vote by post, and the place where, and terms and conditions according to which they may obtain postal vote forms.

The notice of meeting may be sent, where applicable, with a proxy form and a postal voting form, under the conditions specified in Article 21 of these Articles of Association, or with a postal voting form only, under the conditions specified in Article 21 of these Articles of Association.

[ ]

[Unchanged]

The notice of meeting must specify the conditions under which shareholders may vote by post, and the conditions according to which they may obtain postal vote forms.

Paragraph removed

[Unchanged]

The new wording of the second paragraph of Article 21 of the Company’s bylaws is reproduced below:

Previous wording	New wording
If the Board of Directors decides at the time of convening the meeting to allow the transmission of voting or proxy forms by electronic means, the electronic signature of these forms may result from a reliable process for identifying the shareholder, guaranteeing its link with the remote form to which its signature is attached. The vote thus expressed before the meeting by this electronic means, as well as the acknowledgement of receipt given, will be considered as non-revocable writings and opposable to all. The proxy is however revocable in the same way as those required for the appointment of the proxy. In the event of a transfer of ownership of securities occurring before midnight (Paris time) on the second business day preceding the meeting, the Company will invalidate or modify accordingly, as the case may be, the proxy or the vote cast before the meeting by this electronic means.	If the Board of Directors decides at the time of convening the meeting to allow the transmission of voting or proxy forms by electronic means, the electronic signature of these forms may result from a reliable process for identifying the shareholder, guaranteeing its link with the remote form to which its signature is attached. The vote thus expressed before the meeting by this electronic means, as well as the acknowledgement of receipt given, will be considered as non-revocable writings and opposable to all. The proxy is however revocable in the same way as those required for the appointment of the proxy. In the event of a transfer of ownership of securities occurring before midnight (Paris time) on the fifth business day preceding the meeting, the Company will invalidate or modify accordingly, as the case may be, the proxy or the vote cast before the meeting by this electronic means.

Thirty-ninth Resolution (Amendment to Article 15 of the Company’s bylaws to set the age limit for the Chief Executive Officer at 70 years). - The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report, decides to amend Article 15 of the Company’s bylaws to set the age limit for the Chief Executive Officer at 70 years and to add the following paragraph to Article 15 of the Company’s bylaws:

“No person aged 70 or over may be appointed as Chief Executive Officer. When this age limit is reached during the term of office, the duties of the Chief Executive Officer shall automatically cease at the end of the Ordinary General Meeting of Shareholders convened to approve the financial statements for the financial year in which the Chief Executive Officer reaches the age limit.”

Within the authority of the Ordinary Shareholders’ Meeting:

Fortieth Resolution (Powers to complete formalities). – The General Meeting grants all powers to the bearer of an original, a copy or an excerpt of these minutes to carry out all mandatory formalities with respect to registration and publication.

Annex B

COMPENSATION POLICY FOR CORPORATE OFFICERS

(SAY ON PAY EX ANTE)

(Resolutions 14 to 18 presented to the 2026 Annual General Meeting)

Based on the recommendations of the Compensation Committee and considering the recommendations of the Middlenext Code, the Board of Directors has established a compensation policy for the following corporate officers of DBV Technologies: Chairman of the Board, Board members, Chief Executive Officer and Deputy Chief Executive Officers (if any).

The Board of Directors has also established a compensation policy for the named executive officers.

1/ Compensation policy for the Chairman of the Board of Directors

The compensation policy mentioned below is applicable to the Chairman of the Board of Directors, when he/she does not hold the position of Chief Executive Officer. The components of the total compensation and benefits of any kind that may be granted to the Chairman and Board members in respect of their mandates, as well as their respective importance, are as follows:

•	Fixed compensation of the Chairman of the Board of Directors (sixteenth resolution)

The Chairman of the Board of Directors may receive an annual fixed compensation, which is determined in respect of practices noted in comparable companies, and which takes into account his specific functions as well as his membership of one or more committees, if applicable. For information purposes, as of the date of this report, the annual fixed compensation is set at 150,000 euros, payable on a monthly basis.

•	Compensation at the end of the mandate

The Chairman of the Board of Directors does not benefit from any agreement providing for an indemnity in the event of termination of his corporate mandate.

2/ Compensation policy for the Board members

•	Compensation paid in respect of Board member duties (seventeenth resolution)

The criteria for allocating the fixed annual sum allocated by the 2026 Annual General Meeting to the Board members is set by the Board on the proposal of the Compensation Committee and take into account committee membership and committee chairmanship.

The Board meeting held on February 13, 2026, resolved to modify the allocation of Board members’ compensation policy, upon recommendation of the Compensation Committee, and decided to adopt the following criteria:

•	each Board member, with the exception of the Chairman of the Board of Directors and the Chief Executive Officer, is entitled to receive 100,000 euros for planned Board meetings;

•

each Board member, with the exception of the Chairman of the Board of Directors and the Chief Executive Officer, is entitled to receive 3,000 euros for additional Board meetings (excluding meetings lasting less than one hour and Board written consultations);

•	the chairman of the Audit Committee is entitled to receive an additional compensation of 20,000 euros.

•	the chairman of the Compensation Committee is entitled to receive an additional compensation of 15,000 euros.

•	the chairman of the Nominating and Governance Committee is entitled to receive an additional compensation of 10,000 euros.

In addition, the members of the above-mentioned committees are entitled to receive compensation as follows:

•	each member of the Audit Committee is entitled to receive an additional compensation of 10,000 euros for planned Audit Committee meetings;

•	each member of the Compensation Committee is entitled to receive an additional compensation of 7,500 euros for planned Compensation Committee meetings;

•	each member of the Nominating and Governance Committee is entitled to receive an additional compensation of 5,000 euros for planned Nominating and Governance Committee meetings;

•	each member of the above-mentioned committees is entitled to receive 2,000 euros for additional Committee and ad hoc committee meetings that lasts for a duration greater than one hour.

It being specified that the total additional compensation per Director in respect of attendance at Board meetings or Committees meetings shall be capped in compliance with the total Board envelope, regardless of the number of additional meetings held during the financial year.

The above allocation of compensation is calculated by considering the presence (physical or by means of videoconference or telecommunication means allowing their identification and guaranteeing their effective participation) of each member as follows:

(a)	For attendance at least 90% of the scheduled meetings of the Board of Directors: the Director will be entitled to 100% of the amounts referred to above;

(b)

For attendance at less than 90% of the scheduled meetings of the Board of Directors: the compensation is calculated on a pro rata basis according to the actual attendance of the Director concerned; and

(c)	In the event of a Director’s departure during the financial year, their compensation is calculated on a pro rata temporis basis.

It being specified that no proration is applied to Committee fees based on attendance.

In order to implement the new compensation policy of the Board members, the Board meeting on February 13, 2026, has decided to increase the maximum annual sum from 900,000 to 1,150,000 euros (fifteenth resolution), subject to approval by the 2026 Annual General Meeting.

•	Long-term compensation

The Company bases its long-term compensation policy on a global strategy of retention and motivation that is competitive in terms of market practices in the biotechnology industry.

Pursuant to this compensation policy, the Company may decide to grant share subscription warrants (BSA), at fair market value, to the Chairman of the Board and/or Board members.

It being specified that the granting of stock options or free shares to Directors is not allowed under French law, unless a Director is also (i) an employee of the Company or (ii) Chief Executive Officer or (iii) Chairman of the Board.

•	Benefits of any kind

The Chairman of the Board and Board members may be entitled to be reimbursed for reasonable travel, accommodation and other expenses incurred in the interest of the Company, including attendance at meetings of the Board.

•	Compensation for exceptional missions

Under Article L. 225-46 of the French Commercial Code, Directors may receive occasional cash compensation for specific assignments outside their normal duties. Such compensation is subject to the related party agreements transactions referred to in Article L. 225-38 of the French Commercial Code (subject to prior approval by the Board, special report of statutory auditors and specific vote of the General Meeting).

This flexibility is not included in the annual budget allocated to Directors.

•	Services agreements

The Company may enter into services agreements with any Board member for assignments that are distinct from their duties as Board members. Such agreement is subject to the related party agreements approval procedure referred to in Article L. 225-38 of the French Commercial Code (prior approval by the Board, special report of statutory auditors and specific vote of the General Meeting).

3/ Compensation policy for the Chief Executive Officer and/or for any Deputy Chief Executive Officer (eighteenth resolution)

The compensation policy mentioned below is applicable to the Chief Executive Officer, whether or not he or she simultaneously holds the position of Chairman of the Board.

The fixed, variable and exceptional items constituting the total compensation and benefits of any kind that may be granted to the Chief Executive Officer pursuant to his mandate, as well as their respective importance, are as follows:

•	Fixed compensation

The fixed compensation of the Chief Executive Officer is determined by considering the level and difficulty of the responsibilities, experience in the role and practices noted in comparable companies.

The Board, in its meeting held on November 14, 2018, decided to set the fixed annual compensation of the Chief Executive Officer at US$600,000. This amount remains unchanged as of the date of this report. This compensation is payable on a bi-monthly basis.

•	Annual variable compensation

The Chief Executive Officer receives annual variable compensation, for which the Board, on the recommendations of the Compensation Committee, defines each year financial and non-financial performance criteria that are diversified and demanding, precise and pre-established, allowing a complete analysis of performance. These criteria are aligned with the Company’s short- and medium-term strategy and represent significant inflection points in value.

These variable remuneration criteria support the objectives of the remuneration policy in the following ways: they are in line with the Company’s social interests, contribute to its long-term viability and are aligned with the Company’s development strategy.

Each year, the Board determines the rate of achievement of each objective, according to a predefined scale, of the annual variable compensation.

For 2026, the criteria and objectives of the variable compensation are the following:

Criteria	%	Description
Qualitative and	35%	BLA 4-7 year-old preparedness
Quantitative	35%	Blockbuster preparedness
	10%	Achieve a strong commercial label
	20%	Managing the Company’s evolution to a commercial company
TOTAL	100%

The target amount of the annual variable compensation for the Chief Executive Officer is 100% of his fixed compensation and the maximum amount corresponds to 150% of the annual fixed compensation, it being specified that if the overall rate of achievement of the objectives predefined by the Board is less than 50% (interpreted strictly), no annual variable compensation would be due.

•	Exceptional compensation

The Board may decide, on the proposal of the Compensation Committee, to grant exceptional compensation to the Chief Executive Officer in view of very special circumstances, and unrelated to the fixed and variable remuneration components. The payment of this type of compensation must be justified by an event such as the completion of a major event for the Company. The amount of the exceptional compensation may not exceed a maximum of 25% of the annual fixed compensation.

The payment of the variable and, where applicable, exceptional compensation components allocated to the Chief Executive Officer for the past financial year is subject to the approval by the 2026 Annual General Meeting of the compensation components paid to him during or allocated to him for the said financial year (ex post vote).

•	Long-term compensation

The Company’s long-term compensation policy is part of an overall strategy to retain and motivate its managers and employees and to be competitive with market practices in the biotechnology industry.

At its February 13, 2026, meeting, the Board of Directors has amended the CEO’s long-term compensation policy as follows:

The long-term compensation policy implemented for the Chief Executive Officer is mainly based on the granting of free Ordinary Shares based on the recommendations of the Compensation Committee. Where applicable, these grants may be subject to the satisfaction of performance conditions that may be set by the Board at the time of grant.

The Chief Executive Officer may also be granted stock-options.

The vesting and exercise of the free Ordinary Shares and stock-options and the exercise of the stock-options are subject to the fulfilment of a presence condition for such duration and with such exceptions as may be set by the Board at the time of the grant. Additionally, the Chief Executive Officer may, in accordance with the law and methods adopted by the Board, be required to retain a significant number of Ordinary Shares in registered form.

•	Benefits of any kind

In addition to the reimbursement of expenses incurred in the performance of his duties, the Chief Executive Officer may be reimbursed for the cost of his tax consultations and will benefit from a tax equalization clause with respect to his status as a US resident. He may also be reimbursed for the costs of legal advice incurred in the performance of his duties.

The Chief Executive Officer may also benefit from the coverage by the Company of his residence expenses in France.

•	Welcome bonus

When a new Chief Executive Officer is appointed, the Board may decide, on the recommendation of the Compensation Committee, to grant compensation, indemnity or benefits on taking up his/her duties.

•	Commitments made by the Company in the event of termination of the Chief Executive Officer’s term of office

The Chief Executive Officer benefits from the following commitment:

Commitments made by the Company	Main characteristics	Criteria for award	Termination conditions
Severance indemnity

On December 12, 2018, the Board decided, in accordance with the recommendations of the Compensation Committee and in accordance with Article L.22-10-4 of the French Commercial Code, that in the event of termination of Mr. Daniel Tassé’s duties as Chief Executive Officer, for any reason whatsoever, he would be paid a severance payment provided that all criteria have been met.

This commitment was approved by the Shareholders’ Meeting of May 24, 2019, in its fifth ordinary resolution.

Severance package will therefore be paid to the Chief Executive Officer if all the following criteria are met:

•

Viaskin Peanut approved on a major market;

•

Construction of an EPIT pipeline with three trials in progress;

•

6 months’ cash flow as determined by the expenses of the last quarter prior to the date on which he leaves his post.

Compliance with these performance conditions will be established by the Board prior to any payment.

In the event of termination by the Company of the Chief Executive Officer’s mandate without cause or for valid reason, the Company shall pay an amount equal to the sum of:

•

18 months’ gross remuneration;

•

100% of any bonus paid.

In the event of termination without cause or for good reason outside of a change of control, the severance benefits get paid out over 12 months.

In the event of termination without cause or for good in connection with a change of control, those same amounts get paid in a lump sum

The Chief Executive Officer does not benefit from any agreement providing for the payment of compensation in the event of resignation from his corporate office to carry out new functions.

•	Compensation policy for any other Executive Corporate Officer

The principles and criteria for compensation mentioned above also apply to any Deputy Chief Executive Officers.

Deputy Chief Executive Officers may therefore receive, pursuant to their mandate, fixed, variable and exceptional compensation as well as long-term compensation, benefits in kind and a welcome bonus under the same conditions as those described for the Chief Executive Officer.

They may also be granted free shares and stock-options. With respect to the allocation, if any, vesting and, where applicable, holding periods are defined by the Board at the time of the grant and comply with the authorizations of the General Meeting.

These levels of compensation will be determined taking into account the difficulty and degree of responsibility, experience in the position, seniority in the Company, and practices observed in comparable companies.

•	Employment contract

Deputy Chief Executive Officers may benefit from an employment contract. The variable and fixed portions of the compensation received by the Deputy Chief Executive Officers under their employment contract, distinct from their corporate mandate, are subject to the same rules and criteria for determination, distribution and allocation as those set for the Company’s employees.

Please refer to Annex E for information regarding the mandates and employment and/or service contracts of corporate officers entered into with the Company.

4/ Compensation policy for senior executives other than the Chief Executive Officer (“named executive officers”)

In accordance with US regulations, the 2026 Annual General Meeting will be asked to issue an advisory opinion on the compensation policy applicable to Virginie Boucinha, Chief Financial Officer, Kevin Trapp, Chief Commercial Officer and Pharis Mohideen, Chief Medical Officer, members of the Executive Committee and named executive officers within the meaning of US regulations (fourteenth resolution).

All components of their compensation policy presented hereunder are subject to the vote of the 14th resolution at the 2026 Annual General Meeting.

•	Fixed compensation

At its meeting on February 13, 2026, the Board of Directors, upon recommendation of the February 11, 2026, Compensation Committee, decided to set the fixed annual remuneration of the named executive officers as follows, subject to a consultative vote by the 2026 Annual General Meeting:

•	for the Chief Medical Officer at 629,326 US dollars;

•	for the Chief Financial Officer at 319,042 euros (378,449 US dollars); and

•	for the Chief Commercial Officer at 500,000 US dollars.

These fixed remunerations are payable on a bi-monthly basis for the US-based named executive officers and on a monthly basis for the France-based named executive officer.

As of the date of this document, these amounts are expected to be maintained for 2026.

•	Annual variable compensation

The Chief Financial Officer, the Chief Commercial Officer and the Chief Medical Officer each receive an annual variable compensation, with a target amount of 40% of their fixed compensation, which is finally determined by the Board of Directors, on the recommendation of the Compensation Committee.

•	Exceptional compensation

At its meeting on February 13, 2026, the Board of Directors, acting on a proposal from the Compensation Committee, decided to maintain the possibility of exceptional remuneration for named executive officers in their 2026 compensation policy.

The Board of Directors may decide, on a proposal from the Compensation Committee, to grant exceptional remuneration to named executive officers in very specific circumstances unrelated to the fixed and variable components of their compensation. The payment of this type of compensation must be justified by an event such as the completion of a major transaction for the Company. The amount of the exceptional compensation thus decided may not exceed 20% of the annual fixed compensation.

•	Exceptional compensation upon change of control

In its decision of February 13, 2026, the Board of Directors maintained the US named executive officers compensation in the event of a change of control of the Company, as defined in Article L.233-3 of the French Commercial Code, and if their employment contract is terminated within twelve (12) months of such change of control:

•	equivalent to twenty-four (24) months of fixed remuneration and twelve (12) months of variable remuneration (on a 100% basis).

At the same meeting, the Board of Directors renewed with no expiry date the French named executive officers compensation in the same scenario and within the same levels of the US-based, subject to French law requirements.

•	Long-term compensation

The named executive officers are eligible to receive grants of stock options and free shares.

Subject to the approval of the 35th and 36th resolutions at the 2026 Annual General Meeting, the Board of Directors may be authorized to grant stock options and free shares to the named executive officers. In accordance with these resolutions, the Board of Directors may determine whether the exercise of the stock options or the definitive vesting of the free shares is subject to performance conditions.

5/ Claw back policy

As a public company, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws as a result of misconduct, the Chief Executive Officer and the named executive officers may be legally required to reimburse the Company for any bonus or other incentive-based or equity-based compensation they receive in accordance with the provisions of Section 304 of the Sarbanes-Oxley Act of 2002, as amended. Additionally, we have implemented a Dodd-Frank Act-compliant claw back policy, as required by SEC rules.

This provision of the compensation policy for the Chief Executive Officer was approved by a decision of the Board of Directors on November 20, 2023, in accordance with the Nasdaq rules deadline.

The Board of Directors

Annex C

Part 1

Approval of information referred to in Article L.22-10-9 of the French Commercial Code (eleventh resolution)

The following table sets forth information regarding the compensation earned by our non-employee directors for 2025. These amounts were earned and paid in or initially denominated in Euro per the above policy and paid in Euro. The amounts below were converted using an exchange rate of €1.00 to $1.1642, which represents the average exchange rate as of January 9, 2026, given by the European Central Bank (ECB), and the exchange rates on the dates of payment. Mr. Tassé, our Chief Executive Officer, and Ms. Ferrère, a representative of BPI France, are each directors, but do not receive any additional compensation for their services as directors.

Director	Fees Earned or Paid in Cash ($) (1)	Warrant awards ($) (2)	All other compensation ($)	Total ($)
Michel de Rosen	$186,272	$0	$0	$186,272
Daniele Guyot-Caparros	$128,062	$0	$0	$128,062
Maïlys Ferrère (3)	$0	$0	$0	$0
Michael J. Goller	$128,062	$0	$0	$128,062
Timothy E. Morris	$139,704	$0	$0	$139,704
Adora Ndu	$122,241	$0	$0	$122,241
Julie O’Neill	$128,062	$0	$0	$128,062
Ravi M. Rao	$87,315	$0	$0	$87,315
Philina Lee (4)	$37,254	$0	$0	$37,254
Daniel B. Soland (5)	$84,986.60	$0	$0	$84,986.60

(1)	The amounts reported in this column represent the fees earned for service on our Board of Directors and committees of our Board of Directors for 2025.
(2)

The amounts reported in this column reflect the aggregate grant date fair value of such warrants computed in accordance with FASB ASC Topic 718 Compensation—Stock Compensation (“ASC Topic 718”). See Note 12 to our Consolidated Financial Statements in our Annual Report on Form 10-K for a discussion of assumptions made by us in determining the aggregate grant date fair value of our non-employee warrants. In accordance with a delegation of authority by the shareholders to the Board of Directors, the acquisition of these non-employee warrants by the participating directors was subject to the payment of a subscription price determined by our Board of Directors and payable in full by the applicable director that was at least equal to the fair market value of an Ordinary Share on the date of grant.

(3)	No remuneration as non-executive director is accepted by Ms. Mailys Ferrère due to her employment by BPI France.
(4)	Ms. Philina Lee joined our Board of Directors on October 30, 2025.
(5)	Mr. Daniel B. Soland served as a director until his resignation on September 18, 2025.

The following table sets forth information regarding the aggregate number of non-employee warrant awards held by our non-employee directors as of December 31, 2025. None of our non-employee directors was granted other stock awards or options as of December 31, 2025.

Director	Non-employee warrants awards (#)
Michel de Rosen	9,000
Michael J. Goller	14,000
Julie O’Neill	16,000

Annex C

Part 2

Approval of fixed, variable and exceptional items comprising the total compensation and benefits of any kind paid during the previous financial year or awarded for said financial year to the corporate officers (French “mandataires sociaux”) (twelfth and thirteenth resolutions)— (Excerpt from the French Board of Directors’ report on the resolutions)

In accordance with the provisions of Article L.22-10-34 II of the French Commercial Code, you are requested to approve the fixed, variable and exceptional components of the total remuneration and benefits of any kind, paid during the past financial year or granted in respect of the same financial year, as described in detail in section 3.4 of the Company’s Universal Registration Document, to the following corporate officers:

•	Mr. Michel de Rosen, Chairman of the Board of Directors (twelfth resolution):

Elements of compensation paid or assigned for FY 2025	Amounts or accounting value to be put to the vote	Introduction
Fixed compensation	€150,000 (amount attributed and paid in respect of FY 2025)	Fixed compensation for the position of Chairman of the Board
Annual variable compensation	None
Extraordinary compensation	None
Free share allocation	None
Stock option allocation	None
Board Member compensation	€10,000 attributed and paid in respect of FY 2025	€5,000 in his capacity as a member of the Nominating and Governance Committee and €5,000 in his capacity as a member of the Compensation Committee
Elements of compensation due to the termination or change of duties, pension commitments and non-competition clauses	None

•	Mr. Daniel Tassé, Chief Executive Officer (thirteenth resolution):

Elements of compensation paid or assigned for FY 2025	Amounts or accounting value to be put to the vote	Introduction
Fixed compensation	€534,093 (amount attributed and paid in respect of FY 2025)	Fixed compensation for the position of Chief Executive Officer for 2025 corresponding to USD 600,000 (€534,093 using the average exchange rate of €1.00 to $1.1750, for the year ended December 31, 2025).
Annual variable compensation	€657,562 (amount to be paid subject to the approval of the 2026 Annual General Meeting)	On January 9, 2026, the Board of Directors noted that the Chief Executive Officer had achieved 130% of his objectives. On February 13, 2026, the Board

Elements of compensation paid or assigned for FY 2025	Amounts or accounting value to be put to the vote	Introduction
approved the Chief Executive Officer bonus equivalent to a variable compensation of USD 780,000 (€657,562 using the ECB exchange rate of €1.00 to $1.1862 as of February 13, 2026). The variable compensation targets were set by the Board of Directors and are linked to the achievement of qualitative and quantitative objectives (see § 3.4 of the 2025 Universal Registration Document) and Annex D.
Extraordinary compensation	€0
Free share allocation	None
Stock option allocation	Options
(accounting value: €1,695,173.43)

On November 21, 2025, the Board of Directors, based on the authorization granted by the General Meeting of June 11, 2025, granted 964,000 stock options, exercisable at the price of €2.52.

The stock options are subject to a 4-year staggered vesting with 25% vested at each anniversary of the grant.

They will be exercisable in tranches of 25% as of their attribution and until November 21, 2035.

Other compensation	€55,372 (amount granted in respect of FY 2025 and paid in the same year)	In accordance with the compensation policy approved by the 2026 Annual General Meeting, the Chief Executive Officer received tax equalization in respect of his status as a US resident, amounting to €55,372 (USD 62,571 using the ECB exchange rate of €1.00 to $1.1300, representing the average exchange rates for the year ended December 31, 2025).
Elements of compensation due to the termination or change of duties, pension commitments and non-competition clauses	No amount is subject to the vote	The detailed description of this commitment is contained in paragraph 3.4 of the 2025 Universal Registration Document

Annex D

Achievement against Annual Corporate Objectives

2025 criteria and objectives for the Chief Executive Officer’s variable compensation

Performance criteria	Description	Base points
Qualitative and Quantitative	Clinical studies and preparation of BLA dossiers for medium-term commercialization, advancing pre-clinical programs	35 points
	Maintaining financial stability, managing liquidity and necessary investments	35 points
	Advance marketing preparations, manage Company capacity, and promote employee development	30 points
TOTAL		100 points

The above-mentioned performance criteria summarize the Company’s 2025 collective objectives, applicable to the variable compensation of all employees and 100% of the Chief Executive Officer’s variable compensation for 2025 (as disclosed in chapter 3.4 of the 2025 Universal Registration Document of the Company).

For 2025, the Board of Directors held on January 9, 2026, on the recommendation of the Compensation Committee, determined that the 2025 objectives were achieved with a 130% total performance vs. base points.

D-1

Annex E

Mandates and Employment and Service Contracts of Corporate Officers

Information on the mandates and employment and/or service contracts of corporate officers entered into with the Company

The table below indicates the duration of the term(s) of the mandate(s) of the Company’s corporate officers and, as the case may be, the employment or service contracts entered into with the Company, the notice periods and the conditions of revocation or termination applicable to them.

Corporate Officers of the Company	Mandate(s) held	Term(s) of office	Employment contract with the Company (specify its term)	Service agreement with the Company (specify its term)	Notice Period	Conditions for revocation or termination
Michel de Rosen	Chairman of the Board	At the end of the General Meeting held in 2028 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law
Daniel Tassé	Chief Executive Officer and Director	Chief Executive Officer: Indeterminate Term Director: At the end of the General Meeting to be held in 2026 to approve the financial statements for the year ended	No	No	NA	Revocation of the mandate in accordance with the law and case law— severance payments (see section B/ commitments of this report).
Michael J. Goller	Director	At the end of the General Meeting to be held in 2026 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law
Maïlys Ferrère	Director	At the end of the General Meeting to be held in 2026 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law

E-1

Corporate Officers of the Company	Mandate(s) held	Term(s) of office	Employment contract with the company (specify its term)	Service agreement with the Company (specify its term)	Notice Period	Conditions for revocation or termination
Timothy E. Morris	Director	At the end of the General Meeting held in 2028 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law
Danièle Guyot— Caparros	Director	At the end of the General Meeting to be held in 2027 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law
Adora Ndu	Director	At the end of the General Meeting to be held in 2027 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law
Julie O’Neill	Director	At the end of the General Meeting to be held in 2027 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law
Ravi M. Rao	Director	At the end of the General Meeting to be held in 2027 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law
Philina Lee (1)	Director	At the end of the General Meeting held in 2028 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law

(1)

Subject to the ratification of her provisional appointment in the eighth resolution of the 2026 Annual General Meeting, Ms. Philina Lee is appointed for the remaining term of office of her predecessor, Mr. Daniel Soland, and therefore expiring at the ordinary annual general meeting to be held in 2028.

E-2

Important : Avant d'exercer votre choix, veuillez prendre connaissance des instructions situées au verso—Important : Before selecting please refer to instructions on reverse side Quelle que soit l'option choisie, noircir comme ceci la ou les cases correspondantes, dater et signer au bas du formulaire—Whichever option is used, shade box(es) like this , date and sign at the bottom of the form JE DÉSIRE ASSISTER À CETTE ASSEMBLÉE et demande une carte d'admission : dater et signer au bas du formulaire / I WISH TO ATTEND THE SHAREHOLDER'S MEETING and request an admission card: date and sign at the bottom of the form ASSEMBLÉE GÉNÉRALE MIXTE CADRE RÉSERVÉ À LA SOCIÉTÉ—FOR COMPANY'S USE ONLY Convoquée le 3 juin 2026 à 10h00 Au siège social de la Société Identifiant—Account Vote simple 107, avenue de la République, 92320 Châtillon Nominatif Single vote 107, avenue de la République—92320 Châtillon Registered [ S.A. au capital de 29.604.244,70 euros COMBINED GENERAL MEETING Nombre d'actions Vote double 441 772 522 R.C.S Nanterre To be held on June 3, 2026 at 10:00 a.m. Number of shares [ Double vote Porteur At the Company's headquarters Bearer Décret n°2026-94 du 13 février 2026 : retrouvez la documentation sur le site 107, avenue de la République, 92320 Châtillon Nombre de voix—Number of voting rights https://dbv-technologies.com/fr/events/assemblee-generale-mixte-2026/ French Decree No. 2026-94 of February 13, 2026: documents available at https://dbv-technologies.com/events/a2026-annual-general-meeting/ JE VOTE PAR CORRESPONDANCE / I VOTE BY POST Sur les projets de JE DONNE POUVOIR AU PRÉSIDENT JE DONNE POUVOIR À : Cf. au verso (4) résolutions non agréés, je pour me représenter à l'Assemblée Cf. au verso (2)—See reverse (2) DE L'ASSEMBLÉE GÉNÉRALE vote en noircissant la case Cf. au verso (3) I HEREBY APPOINT: See reverse (4) correspondant à mon choix. Je vote OUI à tous les projets de résolutions présentés ou agréés par le Conseil d'Administration On the draft resolutions not to represent me at the above mentioned Meeting ou le Directoire ou la Gérance, à l'EXCEPTION de ceux que je signale en noircissant comme ceci approved, I cast my vote by I HEREBY GIVE PROXY TO THE M. ou Mme, Raison Sociale / Mr or Mrs, Corporate Name l'une des cases "Non" ou "Abstention". / I vote YES all the draft resolutions approved by the shading the box of my CHAIRMAN OF THE GENERAL Board of Directors, EXCEPT those indicated by a shaded box, like this , for which I vote "No" or choice. MEETING "I abstain". See reverse (3) Adresse / Address 1 2 3 4 5 6 7 8 9 10 A B Non / No Oui / Yes Abs. Non / No ATTENTION : Pour les titres au porteur, les présentes instructions doivent être transmises à votre banque. Abs. 11 12 13 14 15 16 17 18 19 20 C D CAUTION: As for bearer shares, the present instructions must be valid only if they are directly returned to your bank. Non / No Oui / Yes Nom, prénom, adresse de l'actionnaire (les modifications de ces informations doivent être adressées à l'établissement concerné Abs. Non / No et ne peuvent être effectuées à l'aide de ce formulaire). Cf au verso (1) Abs. Surname, first name, address of the shareholder (changes regarding this information have to be notified to relevant institution, no changes can be made using this proxy form). See reverse (1) 21 22 23 24 25 26 27 28 29 30 E F Non / No Oui / Yes Abs. Non / No Abs. 31 32 33 34 35 36 37 38 39 40 G H Non / No Oui / Yes Abs. Non / No Abs. 41 42 43 44 45 46 47 48 49 50 J K Non / No Oui / Yes Abs. Non / No Abs. Si des amendements ou des résolutions nouvelles étaient présentés en assemblée, je vote NON sauf si je signale un autre choix en noircissant la case correspondante : In case amendments or new resolutions are proposed during the meeting, I vote NO unless I indicate another choice by shading the corresponding box: - Je donne pouvoir au Président de l'assemblée générale / I appoint the Chairman of the general meeting - Je m'abstiens / I abstain from voting - Je donne procuration [cf. au verso renvoi (4)] à M. ou Mme, Raison Sociale pour voter en mon nom . I appoint [see reverse (4)] Mr or Mrs, Corporate Name to vote on my behalf Pour être pris en considération, tout formulaire doit parvenir au plus tard : Date & Signature To be considered, this completed form must be returned no later than: sur 1ère convocation / on 1st notification sur 2ème convocation / on 2nd notification à la banque / to the bank 31 mai 2026 / May 31, 2026 " Si le formulaire est renvoyé daté et signé mais qu'aucun choix n'est coché (carte d'admission / vote par correspondance / pouvoir au président / pouvoir à mandataire), cela vaut automatiquement pouvoir au Président de l'assemblée générale " 'If the form is returned dated and signed but no choice is checked (admission card / postal vote / power of attorney to the President / power of attorney to a representative), this automatically applies as a proxy to the Chairman of the General Meeting'

CONDITIONS D'UTILISATION DU FORMULAIRE (1) GENERALITES : Il s'agit d'un formulaire unique prévu par l'article R. 225-76 du Code de Commerce qui s'applique (3) POUVOIR AU PRÉSIDENT DE L'ASSEMBLÉE GÉNÉRALE Cette information porte notamment sur le fait que le mandataire ou, le cas échéant, la personne pour le compte de laquelle il aux assemblées générales d'actionnaires de sociétés de droit français. Article L. 225-106 du Code de Commerce (extrait) : agit : QUELLE QUE SOIT L'OPTION CHOISIE : "Pour toute procuration d'un actionnaire sans indication de mandataire, le président de l'assemblée générale émet un vote favorable à 1° Contrôle, au sens de l'article L. 233-3, la société dont l'assemblée est appelée à se réunir ; Le signataire est prié d'inscrire très exactement, dans la zone réservée à cet effet, ses nom (en majuscules), prénom usuel et adresse l'adoption de projets de résolutions présentés ou agréés par le conseil d'administration ou le directoire, selon le cas, et un vote 2° Est membre de l'organe de gestion, d'administration ou de surveillance de cette société ou d'une personne qui la contrôle au (les modifications de ces informations doivent être adressées à l'établissement concerné et ne peuvent être effectuées à l'aide de ce défavorable àl'adoption de tousles autresprojets de résolution. Pour émettre tout autre vote, l'actionnaire doit faire choix d'un sens de l'article L. 233-3 ; formulaire). mandataire qui accepte de voter dans le sensindiquéparlemandant". 3° Est employé par cette société ou par une personne qui la contrôle au sens de l'article L. 233-3 ; Pour les personnes morales, le signataire doit renseigner ses nom, prénom et qualité. 4° Est contrôlé ou exerce l'une des fonctions mentionnées au 2° ou au 3° dans une personne ou une entité contrôlée Si le signataire n'est pas l'actionnaire (exemple : Administrateur légal, Tuteur, etc.) il doit mentionner ses nom, prénom et la qualité (4) POUVOIR À UNE PERSONNE DÉNOMMÉE (PERSONNE PHYSIQUE OU MORALE) par une personne qui contrôle la société, au sens de l'article L. 233-3. Cette information est également délivrée lorsqu'il en laquelle il signe le formulaire de vote. existe un lien familial entre le mandataire ou, le cas échéant, la personne pour le compte de laquelle il agit, et une personne Le formulaire adressé pour une assemblée vaut pour les assemblées successives convoquées avec le même ordre du jour (article R. Article L. 225-106 du Code de Commerce (extrait) : physique pla cée dans l'une des situations énumérées aux 1° à 4°. 225-77 alinéa 3 du Code de Commerce). "I—Un actionnaire peut se faire représenter par un autre actionnaire, par son conjoint ou par le partenaire avec lequel il a conclu un Lorsqu'en cours de mandat, survient l'un des faits mentionnés aux alinéas précédents, le mandataire en informe sans délai son Les documents prévus à l'article R. 225-76 du Code de commerce sont annexés au formulaire sauf s'ils sont disponibles sur pacte civil de solidarité. mandant. A défaut par ce dernier de confirmation expresse du mandat, celui-ci est caduc. un site internet dont l'adresse est précisée au recto. Ne pas utiliser à la fois " Je vote par correspondance " et " Je donne II—Le mandat ainsi que, le cas échéant, sa révocation sont écrits et communiqués à la société. Les conditions d'application du présent La caducité du mandat est notifiée sans délai par le mandataire à la société. pouvoir " (article R. 225-81 alinéa 8 du Code de Commerce). alinéa sont précisées par décret en Conseil d'Etat. Les conditions d'application du présent article sont précisées par décret en Conseil d'Etat." Un guide méthodologique de traitement des assemblées générales, incluant une grille de lecture de ce formulaire de vote par III—Avant chaque réunion de l'assemblée générale des actionnaires, le président du conseil d'administration ou le directoire, selon le correspondance est disponible sur le site de France Post Marché : https://www.france-post-marche.fr/ cas, peut organiser la consultation des actionnaires mentionnés à l'article L. 225-102 afin de leur permettre de désigner un ou plusieurs Article L. 22-10-41 du Code de commerce : La version française de ce document fait foi. mandataires pour les représenter à l'assemblée générale conformément aux dispositions du présent article. "Toute personne qui procède à une sollicitation active de mandats, en proposant directement ou indirectement à un ou Cette consultation est obligatoire lorsque, les statuts ayant été modifiés en application de l'article L. 225-23 ou de l'article L. 225-71, plusieurs actionnaires, sous quelque forme et par quelque moyen que ce soit, de recevoir procuration pour les représenter à l'assemblée générale ordinaire doit nommer au conseil d'administration ou au conseil de surveillance, selon le cas, un ou des salariés (2) VOTE PAR CORRESPONDANCE l'assemblée d'une société mentionnée au premier alinéa de l'article L. 22-10-39, rend publique sa politique de vote. actionnaires ou membres des conseils de surveillance des fonds communs de placement d'entreprise détenant des actions de la société. Article L. 225-107 du Code de Commerce (extrait) : Elle peut également rendre publiques ses intentions de vote sur les projets de résolution présentés à l'assemblée. Elle exerc e "Tout actionnaire peut voter par correspondance, au moyen d'un formulaire dont les mentions sont fixées par décret en Conseil Cette consultation est également obligatoire lorsque l'assemblée générale extraordinaire doit se prononcer sur une modification des alors, pour toute procuration reçue sans instructions de vote, un vote conforme aux intentions de vote ainsi rendues publiques. d'Etat. Les dispositions contraires des statuts sont réputées non écrites. statuts en application de l'article L. 225-23 ou de l'article L. 225-71. Les conditions d'application du présent article sont précisées par décret en Conseil d'Etat." Pour le calcul du quorum, il n'est tenu compte que des formulaires qui ont été reçus par la société avant la réunion de l'assemblée, Les clauses contraires aux dispositions des alinéas précédents sont réputées non écrites." dans les conditions de délais fixées par décret en Conseil d'Etat. Les formulaires ne donnant aucun sens de vote ou exprimant une Article L. 22-10-42 du Code de commerce : Article L. 22-10-39 du Code de Commerce : abstention ne sont pas considérés comme des votes exprimés". "Outre les personnes mentionnées au I de l'article L. 225-106, un actionnaire peut se faire représenter par toute autre personne "Le tribunal de commerce dans le ressort duquel la société a son siège social peut, à la demande du mandant et pour une durée La majorité requise pour l'adoption des décisions est déterminée en fonction des voix exprimées par les actionnaires présents ou qui ne saurait excéder trois ans, priver le mandataire du droit de participer en cette qualité à toute assemblée de la société physique ou morale de son choix lorsque les actions de la société sont admises aux négociations sur un marché réglementé ou sur un représentés. Les voix exprimées ne comprennent pas celles attachées aux actions pour lesquelles l'actionnaire n'a pas pris part au concernée en cas de non-respect de l'obligation d'information prévue aux troisième à septième alinéas de l'article L. 22-10-40 système multilatéral de négociation soumis aux dispositions du II de l'article L. 433-3 du code monétaire et financier dans les conditions vote, s'est abstenu ou a voté blanc ou nul. (articles L. 225-96 et L. 225-98 du Code de Commerce et, s'agissant des sociétés ayant ou des dispositions de l'article L. 22-10-41. Le tribunal peut décider la publication de cette décision aux frais du mandataire. prévues par le règlement général de l'Autorité des marchés financiers, figurant sur une liste arrêtée par l'autorité dans des conditions adopté le statut de la société européenne, et articles 57 et 58 du Règlement du Conseil (CE) N°2157/2001 relatif au statut Le tribunal peut prononcer les mêmes sanctions à l'égard du mandataire sur demande de la société en cas de non -respect des fixées par son règlement général, à condition dans cette seconde hypothèse, que les statuts le prévoient. de la société européenne). Les clauses contraires aux dispositions du précédent alinéa sont réputées non écrites." dispositions de l'article L. 22-10-41." Si vous votez par correspondance : vous devez obligatoirement noircir la case "Je vote par correspondance" au recto. 1—il vous est demandé pour chaque résolution en noircissant individuellement les cases correspondantes : Article L. 22-10-40 du Code de Commerce : - soit de voter "Oui" (vote exprimé par défaut pour les projets de résolutions présentés ou agréés, en l'absence d'un autre choix); "Lorsque, dans les cas prévus au premier alinéa du I de l'article L. 22-10-39, l'actionnaire se fait représenter par une personne autre - soit de voter "Non"; que son conjoint ou le partenaire avec lequel il a conclu un pacte civil de solidarité, il est informé par son mandataire de tout fait lui - soit de vous "Abstenir". 2—Pour le cas où des amendements aux résolutions présentées ou des résolutions nouvelles seraient déposées lors de l'assemblée, permettant de mesurer le risque que ce dernier poursuive un intérêt autre que le sien. il vous est demandé d'opter entre vote contre (vote exprimé par défaut en l'absence d'un autre choix), pouvoir au président de l'assemblée générale, abstention ou pouvoir à personne dénommée en noircissant la case correspondant à votre choix. Les informations à caractère personnel recueillies dans le cadre du présent document sont nécessaires à l'exécution de vos instructions de vote. Vous disposez d'un certain nombre de droits concernant vos données (accès, rectification, etc.). Ces droits peuvent être exercés auprès de votre teneur de compte aux coordonnées indiquées par ce dernier. FORM TERMS AND CONDITIONS (1) GENERAL INFORMATION: This is the sole form pursuant to article R. 225-76 du Code de Commerce which is applicable to (3) PROXY TO THE CHAIRMAN OF THE GENERAL MEETING This information relates in particular to the event that the proxy or, as the case may be, the person on behalf of shareholders general meetings of companies incorporated under French law. Article L. 225-106 du Code de Commerce (extract): whom it acts: WHICHEVER OPTION IS USED: "In case of any power of representation given by a shareholder without naming a proxy, the chairman of the general 1° Controls, within the meaning of article L. 233-3, the company whose general meeting has to meet; The signatory should write his/her exact name and address in capital letters in the space provided e.g. a legal guardian: (Change meeting shall issue a vote in favor of adopting a draft resolutions submitted or approved by the Board of Directors or 2° Is member of the management board, administration or supervisory board of the company or a person which regarding this information have to be notified to relevant institution, no change can be made using this proxy form). the Management Board, as the case may be, and a vote against adopting any other draft resolutions. To issue any other controls it within the meaning of the article L. 233-3; If the signatory is a legal entity, the signatory should indicate his/her full name and the capacity in which he is entitled to sign on vote, the shareholder must appoint a proxy who agrees to vote in the manner indicated by his principal." 3° Is employed by the company or a person which controls it within the meaning of article L. 233-3; the legal entity's behalf. 4° Is controlled or carries out one of the functions mentioned with the 2° or the 3° in a person or an entity If the signatory is not the shareholder (e.g. a legal guardian), please specify your full name and the capacity in which you are signing (4) PROXY TO A MENTIONED PERSON (INDIVIDUAL OR LEGAL ENTITY) controlled by a person who controls the company, within the meaning of the article L. 233-3. the proxy. Article L. 225-106 du Code de Commerce (extract): The form sent for one meeting will be valid for all meetings subsequently convened with the same agenda ( article R. 225-77 alinéa 3 "I—A shareholder may be represented by another shareholder, by his or her spouse, or by his or her partner who he or This information is also delivered when a family tie exists between the proxy or, as the case may be, the person du Code de Commerce). The documents referred to in article R. 225-76 du Code de commerce are attached to this form unless if these she has entered into a civil union with. on behalf of whom it acts, and a natural person placed in one of the situations enumerated from 1° to 4° above. documents are available on a website whose address is specified on the front of this form. Please do not use both "I vote by post" and II—The proxy as well as its dismissal, as the case may be, must be written and made known to the company. A Conseil When during the proxy, one of the events mentioned in the preceding subparagraphs occurs, the proxy informs "I hereby appoint" (article R. 225-81 alinéa 8 du Code de Commerce). d'Etat decree specifies the implementation of the present paragraph. without delay his constituent. Failing by the latter to confirm explicitly the proxy, this one is null and void. A guide relating to the general meetings processing, including an interpretation grid of this proxy form, is available on the France III—Before every general meeting, the chairman of the board of directors or the management board, as the case may The termination of the proxy is notified without delay by the proxy to the compagny. Post Marché website at: https://www.france-post-marche.fr/ be, may organise a consultation with the shareholders mentioned in article L. 225-102 to enable them to appoint one or The conditions of application of this article are determined by a Conseil d'Etat decree." The French version of this document governs; The English translation is for convenience only. more proxies to represent them at the meeting in accordance with the provisions of this Article. Such a consultation shall be obligatory where, following the amendment of the memorandum and articles of association Article L. 22-10-41 du Code de Commerce: (2) POSTAL VOTING FORM pursuant to article L. 225-23 or article L. 225-71, the ordinary general meeting is required to appoint to the board of "Any person who proceeds to an active request of proxy, while proposing directly or indirectly to one or more Article L. 225-107 du Code de Commerce (extract): directors or the supervisory board, as the case may be, one or more shareholder employees or members of the shareholders, under any form and by any means, to receive proxy to represent them at the general meeting of a supervisory board of the company investment funds that holds company's shares. Such a consultation shall also be "Any shareholder may vote by post, using a form the wording of which shall be fixed by a decree approved by the company mentioned in the first paragraph of the article L. 22-10-39, shall release its voting policy. obligatory where a special shareholders' meeting is required to take a decision on an amendment to the memorandum Conseil d'Etat. Any provisions to the contrary contained in the memorandum and articles of association shall be and articles of association pursuant to article L. 225-23 or article L. 225-71. It can also release its voting intentions on the draft resolutions submitted to the general meeting. It exercises deemed non- existent. then, for any proxy received without voting instructions, a vote in conformity with the released voting intentions. Any clauses that conflict with the provisions of the preceding sub-paragraphs shall be deemed non-existent." When calculating the quorum, only forms received by the company before the meeting shall be taken into account, The conditions of application of this article are determined by a Conseil d'Etat decree." on conditions to be laid down by a decree approved by the Conseil d'Etat. The forms giving no voting direction or indicating abstention shall not be considered as votes cast." Article L. 22-10-39 du Code de Commerce: Article L. 22-10-42 du Code de Commerce: The majority required for the adoption of the general meeting's decisions shall be determined on the basis of the "In addition to the persons mentioned in I of article L. 225-106, a shareholder may be represented by any other natural "The commercial court of which the company's head office falls under can, at the request of the constituent and votes cast by the shareholders present or represented. The votes cast shall not include votes attaching to shares in or legal person of his choice where the shares of the company are admitted to trading on a regulated market or on a for a duration which cannot exceed three years, deprive the proxy of the right to take part in this capacity to any respect of which the shareholder has not taken part in the vote or has abstained or has returned a blank or spoilt multilateral trading facility subject to the provisions of Article L. 433-3 of the French Monetary and Financial Code under general meeting of the relevant company in the event of non-compliance with mandatory information envisaged ballot paper (articles L. 225-96 and L. 225-98 du Code de Commerce and, for the companies which have adopted the the conditions provided for in the General Regulations of the Autorité des marchés financiers, appearing on a list drawn from the third to seventh paragraphs of article L. 22-10-40 or with the provisions of article L. 22-10-41. The court statute of European company, articles 57 and 58 of the Council Regulation (EC) n°2157/2001 on the statute for a up by the latter under conditions laid down in its General Regulations, provided that in this second case, as provided for can decide the publication of this decision at the expenses of the proxy. European company). in the articles of association. The court can impose the same sanctions towards the proxy on request of the company in the event of non- If you wish to use the postal voting form, you have to shade the box on the front of this form: "I vote by post". Clauses contrary to the provisions of the preceding paragraph shall be deemed unwritten." compliance of the provisions of the article L. 22-10-41." 1—In such event, please comply for each resolution the following instructions by shading boxes of your choice: - either vote "Yes" (in absence of choice, vote expressed by default for the approved draft resolutions), Article L. 22-10-40 du Code de Commerce: - or vote "No", "When, in the events envisaged by the first paragraph of the article L. 22-10-39, the shareholder is represented by a - or vote "Abstention". person other than his or her spouse or his or her partner who he or she has entered into a civil union with, he or she is informed by the proxy of any event enabling him or her to measure the risk that the latter pursue an interest other than 2—In case of amendments or new resolutions during the general meeting, you are requested to choose between his or hers. vote "No" (vote expressed by default in absence of choice), proxy to the chairman of the general meeting, "Abstention" or proxy to a mentioned person individual or legal entity by shading the appropriate box. Personal data included in this form are necessary for the execution of your voting instructions. You have certain minimum rights regarding your data (access, correction…). These rights may be exercised using the contact details provided by your custodian.

2026 Annual Combined General Meeting of Shareholders

The voting instructions must be signed, completed and received at the indicated address prior to

10:00 A.M. (New York City time) on May 27, 2026 for action to be taken.

2026 VOTING INSTRUCTIONS	AMERICAN DEPOSITARY SHARES

DBV Technologies S.A. (or the “Company”)

CUSIP No.:	23306J309.
ADS Record Date:	April 23, 2026 (date to determine the ADS holders (the “ADS Holders”) who are to receive these materials and who are eligible to give voting instructions to the Depositary upon the terms described herein).
French Record Date:	May 27, 2026, at zero hour (Paris time) (Date on which ADS Holders are required under French law to hold their interest in the Deposited Securities in order to be eligible to vote at the 2026 Annual Combined General Meeting of Shareholders (the “Annual General Meeting”)).
Meeting Specifics:	The Annual General Meeting of DBV Technologies S.A., will be held on Wednesday, June 3, 2026, at 10:00 A.M. (Paris time) at the Company’s headquarters located at 107, avenue de la République, 92320 Châtillon, France and will be webcast with live audio on the Company’s website https://www.dbv-technologies.com. The recorded webcast of the Annual General Meeting will remain accessible on the Company’s website for at least the minimum legal and regulatory period from its publication online following the date of the Annual General Meeting.
Meeting Agenda:

Please refer to the Company’s Final Notice of Annual General Meeting (“avis de convocation”), Proxy Statement, including an English translation of the resolutions, and U.S. Annual Report enclosed. The Definitive Proxy Statement will be available on the Company’s website at the following link :

-https://www.dbv-technologies.com/investor-overview/sec-filings/

The Final Notice of Annual General Meeting and the statutory auditors reports will be available on the Company’s website at the following links :

-https://dbv-technologies.com/fr/events/assemblee-generale-mixte-2026/

-https://dbv-technologies.com/events/2026-annual-general-meeting/

Depositary:	Citibank, N.A.
Deposit Agreement:	Deposit Agreement, dated as of October 24, 2014, as amended (the “Deposit Agreement”).
Deposited Securities:	Ordinary shares, nominal value €0.10 per share (the “Ordinary Shares” or “Shares”) of the Company.
Custodian:	Citibank Europe plc.

You as the undersigned holder, as of the ADS Record Date, of the American Depositary Share(s) issued under the Deposit Agreement (“ADSs”) and identified above, acknowledge receipt of a copy of the Depositary’s Notice of Annual General Meeting, Proxy Statement, and U.S. Annual Report and hereby authorize and direct the Depositary to cause to be voted at the Annual General Meeting (and any adjournment or postponement thereof) the Deposited Securities represented by your ADSs in the manner indicated on the reverse side hereof. You recognize that any sale, transfer or cancellation of your ADSs before the French Record Date will invalidate these voting instructions if the Depositary is unable to verify your continued ownership of ADSs as of the French Record Date.

If the Depositary receives from an ADS Holder voting instructions which fail to specify the manner in which the Depositary is to vote the deposited securities represented by such ADS Holder’s ADSs, the Depositary will deem such ADS Holder to have instructed the Depositary to vote in favor of all resolutions endorsed by the Company’s board of directors (the “Board of Directors”). Deposited securities represented by ADSs for which no timely voting instructions are received by the Depositary from the ADS Holder shall not be voted. Additionally, the Company has informed the Depositary that, under French company law, shareholders holding a certain percentage of the Company’s Shares, the workers’ council or the Board of Directors may submit a new resolution until May 9, 2026 and the Board of Directors may also modify the resolutions proposed in the Company’s Notice of Annual General Meeting. In such case, ADS Holders who have given prior instructions to vote on such resolutions shall be deemed to have voted in favor of the new or modified resolutions if approved by the Board of Directors and against if not approved by the Board of Directors.

Please indicate on the reverse side hereof how the deposited securities are to be voted.

The voting instructions must be marked, signed and returned on time in order to be counted.

By signing on the reverse side hereof, the undersigned represents to the Depositary and the Company that the undersigned is duly authorized to give the voting instructions contained therein.

Agenda

Ordinary Resolutions:

For resolutions 1 to 19, and 40 please refer below and to the other side of the card for a description of the matters submitted at the Annual General Meeting.

Extraordinary Resolutions:

For resolutions 20 to 39 please refer below and to the other side of the card for a description of the matters submitted at the Annual General Meeting.

The Depositary has been informed by the Company that its Board of Directors recommends a vote “FOR” all resolutions.

This proxy is being solicited by the Board of Directors of DBV Technologies S.A.

A	Issues	DBV Technologies S.A.

Ordinary Resolutions				Extraordinary Resolutions

	For	Against	Abstain		For	Against	Abstain

Resolution 1	☐	☐	☐	Resolution 20	☐	☐	☐

Resolution 2	☐	☐	☐	Resolution 21	☐	☐	☐

Resolution 3	☐	☐	☐	Resolution 22	☐	☐	☐

Resolution 4	☐	☐	☐	Resolution 23	☐	☐	☐

Resolution 5	☐	☐	☐	Resolution 24	☐	☐	☐

Resolution 6	☐	☐	☐	Resolution 25	☐	☐	☐

Resolution 7	☐	☐	☐	Resolution 26	☐	☐	☐

Resolution 8	☐	☐	☐	Resolution 27	☐	☐	☐

Resolution 9	☐	☐	☐	Resolution 28	☐	☐	☐

Resolution 10	☐	☐	☐	Resolution 29	☐	☐	☐

Resolution 11	☐	☐	☐	Resolution 30	☐	☐	☐

Resolution 12	☐	☐	☐	Resolution 31	☐	☐	☐

Resolution 13	☐	☐	☐	Resolution 32	☐	☐	☐

Resolution 14	☐	☐	☐	Resolution 33	☐	☐	☐

Resolution 15	☐	☐	☐	Resolution 34	☐	☐	☐

Resolution 16	☐	☐	☐	Resolution 35	☐	☐	☐

Resolution 17	☐	☐	☐	Resolution 36	☐	☐	☐

Resolution 18	☐	☐	☐	Resolution 37	☐	☐	☐

Resolution 19	☐	☐	☐	Resolution 38	☐	☐	☐

Resolution 40	☐	☐	☐	Resolution 39	☐	☐	☐

B	Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

If these voting instructions are signed and timely returned to the Depositary but no specific direction as to voting is marked above as to an issue, the undersigned shall be deemed to have directed the Depositary to give voting instructions “FOR” the unmarked issue if endorsed by the Board of Directors.

If these voting instructions are signed and timely returned to the Depositary but multiple specific directions as to voting are marked above as to an issue, the undersigned shall be deemed to have directed the Depositary to give an “ABSTAIN” voting instruction for such issue.

Please be sure to sign and date this voting instructions card.

Please sign your name to the voting instructions exactly as printed. When signing in a fiduciary or representative capacity, give full title as such. Where more than one owner, each MUST sign. Voting instructions executed by a corporation should be in full name by a duly authorized officer with full title as such.

Signature 1 - Please keep signature within the line	Signature 2 - Please keep signature within the line	Date (mm/dd/yyyy)

/ /

AGENDA OF THE ANNUAL GENERAL MEETING:

Please note that if you grant a proxy to the chairperson of the meeting to vote your Ordinary Shares, the chairperson will vote in favor of adopting the following resolutions. The following matters proposed by the Board of Directors will be considered at the Annual General Meeting:

Within the authority of the Ordinary Shareholders’ Meeting:

1.	Approval of the annual financial statements for the year ended December 31, 2025
2.	Approval of the consolidated financial statements for the year ended December 31, 2025
3.	Allocation of income for the year ended December 31, 2025
4.	Allocation of the accumulated deficit to the “Additional paid-in capital”
5.	Statutory auditors’ special report on regulated agreements
6.	Renewal of the term of office of KPMG, as statutory auditor,
7.	Ratification of the provisional appointment of Ms. Philina Lee, as director
8.	Renewal of Mr. Michael J. Goller, as director
9.	Renewal of Mr. Daniel Tassé, as director 10. Renewal of Ms. Maïlys Ferrère, as director
11.	Approval of the information set out in section I of Article L.22-10-9 of the French Commercial Code on the compensation of corporate officers for the year ended December 31, 2025
12.

Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2025, to Mr. Michel de Rosen, Chairman of the Board of Directors

13.

Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2025, to Mr. Daniel Tassé, Chief Executive Officer

14.	Advisory opinion on the compensation of named executive officers other than the Chief Executive Officer
15.	Increase of the total remuneration (annual budget) allocated to Directors
16.	Approval of the compensation policy for the Chairman of the Board of Directors for the year ending December 31, 2026
17.	Approval of the compensation policy for the Directors for the year ending December 31, 2026
18.	Approval of the compensation policy for the Chief Executive Officer and Deputy Chief Executive Officer for the year ending December 31, 2026
19.	Authorization to be granted to the Board of Directors to buy back company shares on the Company’s behalf pursuant to Article L.22-10-62 of the French Commercial Code

Within the authority of the Extraordinary Shareholders’ Meeting:

20.	Delegation to be granted to the Board of Directors to reduce the share capital by cancellation of shares pursuant to Article L.22-10-62 of the French Commercial Code
21.

Delegation of authority to be granted to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities and/or securities giving access to ordinary shares with preferential subscription rights

22.

Delegation of authority to be granted to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities, and/or securities giving access to equity securities to be issued, without preferential subscription rights by means of a public offer excluding the offers set out in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code, and/or as consideration for securities in the context of a public exchange offer

23.

Delegation of authority to be granted to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities, and/or securities giving access to equity securities to be issued, without preferential subscription rights by means of a public offer referred to in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code

24.

Delegation of powers to be granted to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities and/or securities giving access to ordinary shares, without preferential subscription rights in favor of one or more persons specifically designated by the Board of Directors

25.

Delegation of authority to be granted to the Board of Directors to issue ordinary shares, giving, as the case may be, access to ordinary shares or the allocation of debt securities (of the Company or a group company) and/or securities giving access to ordinary shares (of the Company or a group company), without preferential subscription rights in favor of a category of persons satisfying determined characteristics

26.

Delegation of authority to be granted to the Board of Directors to decide on the issue of ordinary shares to be issued immediately or in the future by the Company, without preferential subscription rights in favor of a category of persons satisfying determined characteristics within the framework of an equity financing agreement on the United States stock market known as “At-The-Market” or “ATM Program”

27.

Delegation of authority to be granted to the Board of Directors to increase the number of securities to be issued in the event of a capital increase with or without preferential subscription rights, in the event of excess demand

28.

Delegation to be granted to the Board of Directors to increase the share capital by issuance of ordinary shares and/or securities giving access to the share capital within the limits set by the applicable legal and regulatory provisions on the date of the capital increase in consideration for contributions in kind of securities or securities giving access to the share capital

29.	Delegation of authority to be granted to the Board of Directors to decide on any merger-absorption, spin-off or partial contribution of assets

30.

Delegation of authority to be granted to the Board of Directors to issue ordinary shares giving, as the case may be, access to ordinary shares or to the allocation of debt securities (of the Company or of a group company), and/or securities giving access to ordinary shares (of the Company or of a group company), in the context of a merger, spin-off or partial contribution of assets decided by the Board of Directors pursuant to the delegation referred to in the twenty-ninth resolution

31.	Overall limit on the maximum authorized amounts set under the resolutions twenty-second, twenty-third, twenty-fourth, twenty-fifth, twenty-sixth, twenty-eighth and thirtieth
32.	Delegation of authority to be granted to the Board of Directors to increase the capital by means of the incorporation of reserves, profits and/or premiums
33.

Delegation of authority to be granted to the Board of Directors to increase the capital by the issue of ordinary shares and/or securities giving access to the share capital, without preferential subscription rights in favor of the members of a company savings plan pursuant to Articles L.3332-18 and seq. of the French Labor Code

34.

Delegation of authority to be granted to the Board of Directors to issue warrants (BSA), subscription and/or acquisition of new and/or existing warrants (BSAANE) and/or subscription and/or acquisition of new and/or existing redeemable warrants (BSAAR) without preferential subscription rights in favor of a category of persons

35.

Authorization to be granted to the Board of Directors to allocate for free existing and/or to be issued shares to employees and/or certain corporate officers of the Company or related companies or economic interest groups

36.	Authorization to be granted to the Board of Directors to grant stock options to employees and/or certain officers of the Company or related companies or economic interest groups
37.	Overall limit on the maximum authorized amounts set under the resolutions thirty-fifth and thirty-sixth
38.	Ratification of the amendment to Article 18 and Article 21 of the Company’s bylaws
39.	Amendment to Article 15 of the Company’s bylaws to set the age limit for the Chief Executive Officer at 70 years

Within the authority of the Ordinary Shareholders’ Meeting:

40.	Powers to complete formalities

Depositary’s Notice of

2026 Annual Combined General Meeting of Shareholders

of

DBV Technologies S.A.

ADSs:	American Depositary Shares (the “ADSs”).

ADS CUSIP No.:	23306J309.

ADS Record Date:

April 23, 2026.

Date to determine ADHS holders (the “ADS Holders”) who are to receive these materials and who are eligible to give voting instructions to the Depositary upon the terms described herein.

French Record Date:

May 27, 2026, at zero hour (Paris time).

Date on which ADS Holders are required under French Law to hold their interest in the Deposited Securities in order to be eligible to vote at the 2026 Annual Combined General Meeting of Shareholders (the “Annual General Meeting”) of DBV Technologies S.A., a company organized and existing under the laws of the Republic of France (“the Company”).

Meeting Specifics:	The Annual General Meeting will be held on Wednesday, June 3, 2026, at 10:00 A.M. (Paris time) at the Company’s headquarters located at 107, avenue de la République, 92320 Châtillon, France.

Meeting Agenda:

Please refer to the Company’s Final Notice of Annual General Meeting (“avis de convocation”), Proxy Statement, including an English translation of the resolutions, and U.S. Annual Report enclosed. The Definitive Proxy Statement will be available on the Company’s website at the following link: -https://www.dbv-technologies.com/investor-overview/sec-filings/

The Final Notice of Annual General Meeting and the statutory auditors reports will be available on the Company’s website at the following links: -https://dbv-technologies.com/fr/events/assemblee-generale-mixte-2026/ -https://dbv-technologies.com/events/2026-annual-general-meeting/

ADS Voting Deadline:	On or before 10:00 A.M. (New York City time) on May 27, 2026. *

Deposited Securities:	Ordinary shares, nominal value €0.10 per share (the “Ordinary Shares” or “Shares”), of the Company.

ADS Ratio:	5 Shares to 1 ADS.

Depositary:	Citibank, N.A. (the “Depositary”).

Custodian of Deposited Securities:	Citibank Europe plc.

Deposit Agreement:	Deposit Agreement, dated as of October 24, 2014, as amended, by and among the Company, the Depositary, and all Holders and Beneficial Owners of ADSs issued thereunder.

To be counted, your voting instructions (the “Voting Instructions”) need to be received by the Depositary prior to 10:00 A.M. (New York City time) on May 27, 2026.

*

ADS holders must deliver their Voting Instructions in good form, to be received by the Depositary by this date - May 27, 2026 - 10:00 A.M. (New York City time) in order to be counted. The Company’s enclosed Final Notice of Annual General Meeting refers to voting deadlines as per local market regulations. The attached important notice is specific to all holders holding ADSs as of the ADS Record Date and the French Record Date.

The Company has announced that the Annual General Meeting will be held at the date, time and location identified above. *

Copies of some of the Company’s materials, such as the procedures for obtaining preparatory documents, the statutory auditors reports, the Definitive Proxy Statement and the U.S. Annual Report, will be mailed by May 12, 2026 at the latest. The Final Notice of Annual General Meeting (“avis de convocation”) will be posted on the Company’s website on May 13, 2026.

The Definitive Proxy Statement will be available on the website from May 11, 2026 at the following link :

-https://www.dbv-technologies.com/investor-overview/sec-filings/

The Final Notice of Annual General Meeting and the statutory auditors reports will be available on the Company’s website from May 13, 2026 at the following links :

-https://dbv-technologies.com/fr/events/assemblee-generale-mixte-2026/

-https://dbv-technologies.com/events/2026-annual-general-meeting/

On June 3, 2026, starting at 10:00 A.M. (Paris time), the Annual General Meeting will be webcast with live audio on the Company’s website http://www.dbv-technologies.com/. The recorded webcast of the Annual General Meeting will remain accessible on the Company’s website for at least the minimum legal and regulatory period from its publication online following the date of the Annual General Meeting.

These proxy materials will be mailed by the Depositary commencing on or about May 12, 2026, to all ADS Holders, each ADS representing five (5) Ordinary Shares of the Company, having a nominal value of €0.10 per share. The Company’s registrar, Société Générale Securities Services, will commence mailing proxy materials to all holders of the Company’s Ordinary Shares on or about May 13, 2026, in accordance with French law and requirements.

The enclosed materials are provided to allow you to vote at the Annual General Meeting. The Company has requested the Depositary to provide you with instructions on the voting process.

If you do not wish to vote as an ADS Holder but rather wish to vote as a holder of the Company’s Shares, you will need to arrange for the cancellation of your ADSs and become a shareholder in France before the French Record Date. You are advised to proceed with the cancellation of your ADSs well in advance of the French Record Date as the cancellation of ADSs and the delivery of the corresponding Shares in France may be subject to unexpected processing delays.

Please note that the Company has informed the Depositary that in accordance with Article R. 22-10-28 of the French Commercial Code, if you are holder of Ordinary Shares that are registered in your name or in the name of an intermediary duly registered on your behalf as of Wednesday, May 27, 2026, at zero hour (Paris time), which is the second business day prior to the meeting (the “French Record Date”), either in the registered share accounts or in the bearer share accounts held by their authorized intermediary, you will be eligible to vote your Ordinary Shares and you may vote in person at the Annual General Meeting. In order to exercise voting rights, holders of Share in bearer form are required to have their Shares registered in the name of a registered financial inter-mediary and obtain from an accredited financial intermediary, and provide to the Company, an attendance certificate attesting to the registration of such Shares in the financial intermediary’s account as of the French Record Date.

Please further note that an ADS Holder as of the ADS Record Date who desires to exercise its voting rights with respect to ADSs representing Shares in registered or bearer form is required to: (a) be an ADS Holder as of the French Record Date, (b) deliver Voting Instructions to the Depositary by the ADS Voting Deadline, (c) instruct the Depositary to request that the Custodian deliver a voting form to the Company prior to the deadline established by the Company, and (d) in the case of ADSs representing Shares in bearer form, instruct the Depositary to request that the Custodian deposit the requisite attendance certificate with the Company. The delivery of Voting Instructions by an ADS Holder to the Depositary shall be deemed instructions to request delivery of the voting form and the attendance certificate.

If the Depositary receives from an ADS Holder Voting Instructions which fail to specify the manner in which the Depositary is to vote the Deposited Securities represented by such ADS Holder’s ADSs, the Depositary will deem such ADS Holder to have instructed the Depositary to vote in favor of all resolutions endorsed by the Company’s board of directors (the “Board of Directors”). Deposited Securities represented by ADSs for which no timely voting instructions are received by the Depositary from the ADS Holder shall not be voted. Additionally, the Company has informed the Depositary that, under French company law, shareholders holding a certain percentage of the Company’s Shares, the workers’ council or the Board of Directors may submit a new resolution and the Board of Directors may also modify the resolutions proposed in the Company’s Final Notice of Annual General Meeting. In such case, ADS Holders who have given prior instructions to vote on such resolutions shall be deemed to have voted in favor of the new or modified resolutions if approved by the Board of Directors and against if not approved by the Board of Directors.

Upon receipt from an ADS Holder (as of the ADS Record Date and who continues to hold the ADS as of the French Record Date) of a signed and completed Voting Instructions Card prior to the ADS Voting Instructions Deadline, the Depositary shall endeavor, insofar as practicable and permitted under applicable law and provisions of the Deposited Securities, to cause the Custodian to vote (or to cause to be voted by means of the appointment of a proxy or otherwise) the Shares in respect of which Voting Instructions have been received in accordance with the instructions contained therein.

Please note that Voting Instructions may be given only in respect of a number of ADSs representing an integral number of Shares.

The information enclosed herewith with respect to the Annual General Meeting has been provided by the Company. Citibank, N.A. is forwarding this information to you solely as depositary and in accordance with the terms of the Deposit Agreement and disclaims any responsibility with respect to the accuracy or completeness of such information. Citibank, N.A. does not, and should not be deemed to, express any opinion with respect to the proposals to be considered at the Annual General Meeting. If you wish to receive a copy of the Deposit Agreement, please contact the Depositary at the number set forth below.

If you have any questions concerning the enclosed material or if you need further explanation of the questions covered therein, please call Citibank, N.A. - ADR Shareholder Services toll-free at 877-CITI-ADR (877-248-4237).

Citibank, N.A., as Depositary

*

As set forth in Section 4.10 of the Deposit Agreement and the Form of ADR, Holders of record of ADSs as of the close of business on the ADS Record Date and who continue to hold their ADS as of the French Record Date will be entitled, subject to any applicable provisions of the Deposit Agreement, French law and the bylaws of the Company and the provisions of or governing the Deposited Securities, to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the Shares represented by such Holders’ ADSs.